File No. 033-59261, 811-5626
                                                 Filed under Rule 497(c)

                      PROSPECTUS SUPPLEMENT


                  DVA PLUS PROSPECTUS SUPPLEMENT

   FOR USE IN STATES WHICH DO NOT PERMIT MARKET VALUE ADJUSTMENTS

                    PROSPECTUS SUPPLEMENT

                   Dated February 17, 1998


                      Supplement to the
          Prospectus dated February 17, 1998 for
  Deferred Combination Variable and Fixed Annuity Contracts
      issued by Golden American Life Insurance Company
          (the "GoldenSelect DVA PLUS Prospectus")

                         __________


        This supplement should be retained with your GoldenSelect DVA PLUS Prospectus.







A Fixed Interest Division option may be available through the group and individual deferred combination variable and fixed annuity contracts offered by Golden American Life Insurance Company. The Fixed Interest Division is part of the Golden American General Account. Interests in the Fixed Interest Division have not been registered under the Securities Act of 1933, and neither the Fixed Interest Division nor the General Account are registered under the Investment Company Act of 1940.

Interests in the Fixed Interest Division are offered through an Offering Brochure, dated September 3, 1996. When reading through the GoldenSelect DVA PLUS Prospectus, the Fixed Interest Division should be counted among the various divisions available for the allocation of your premiums. The Fixed Interest Division may not be available in some states. Some restrictions may apply.

More  complete  information relating to the  Fixed  Interest
Division is found in the Offering Brochure. Please read it carefully before you send money.













IN 3306 FID 2/98

                      PROSPECTUS SUPPLEMENT


             ACCESS PROSPECTUS 5.5% WA SUPPLEMENT

            FOR USE ONLY IN THE STATE OF WASHINGTON

                      Prospectus Supplement

     Supplement to the Prospectus dated February 17, 1998 for
                Deferred Combination Variable and
                 Fixed Annuity Contracts  issued
            by Golden American Life Insurance Company
             for use only in the State of Washington

                          ____________


                        February 17, 1998


  The following information supplements and replaces certain information contained in the Deferred Combination Variable and Fixed Annuity Prospectus, dated February 17, 1998 (the "Prospectus"). All capitalized terms have the meaning set forth in the Prospectus. This supplement should be retained with your Prospectus.


  GoldenSelect DVA Plus contracts issued to delivery in the State of Washington will have a "5.5% Enhanced Death Benefit Option." This option replaces that referred to as the "7% Solution Enhanced Death Benefit Option" in the Prospectus. The following describes the option and its features.

  The  following  replaces the paragraph titled  "7%  Solution
  Enhanced Death Benefit Option" on page 4 of the Prospectus:


  5.5% Solution Enhanced Death Benefit Option

  An enhanced death benefit option that may be elected only at issue and only if the Owner or Annuitant (when the Owner is other than an individual) is age 80 or younger. The enhanced death benefit provided by this option is equal to premiums paid accumulated at an annual rate of return of 5.5%, except those premiums invested in the Liquid Asset Division, Limited Maturity Bond Division, and the General
  Account, as adjusted for additional premiums and partial withdrawals. Each accumulated initial or additional premium payment reduced by any partial withdrawals taken will continue to grow at 5.5% for as long as the contract remains in force.

  The following supplements the section titled "Fee Table," appearing on pages 7 and 8 of the Prospectus:

  The following  changes  the  table titled  "Annual  Contract
       Fees" on page 7:

       Administrative Charge......................    $30

  The following  changes  the table titled  "Separate  Account
       Annual Expenses" on page 7:

  Replace the column headed "7% Solution" with a column identical to the column "Annual Ratchet" but headed "5.5% Solution" under the heading "Enhanced Death Benefit" (shown below):
                                                 5.5% Solution
      Mortality and Expense Risk Charge........      1.25%
      Asset Based Administrative Charge........      0.15%
                                                    ------
      Total Separate Account Expenses..........      1.40%

  The examples shown on pages 8 and 9 of the Prospectus are the highest expenses associated with a contract which would occur based on the election of the 7% Solution Enhanced
  Death Benefit Option. If all other assumptions are the same, the fees associated with an election of the 5.5% Solution Enhanced Death Benefit Option would not exceed those shown on pages 8 and 9.

  The following changes the first two paragraphs under the heading "Death Benefit Options" on page 27:

  Replace the text "7% Solution" with "5.5% Solution" in all instances.

  The following replaces the  discussion  titled  "7% Solution
  Enhanced  Death Benefit Option" beginning on page 27 of  the
  Prospectus:

  5.5% Solution Enhanced Death Benefit Option

  (1)   We  take  the  enhanced  death  benefit from the prior
        Valuation Date. On the Contract Date, the enhanced death benefit is equal to the Initial Premium.

  (2) We calculate interest on (1) for the current Valuation Period at the enhanced death benefit interest rate, which rate is an annual rate of 5.5%; except that with respect to amounts in the Liquid Asset Division and the Limited Maturity Bond Division, the interest rate applied to such amounts will be the respective net rate
        of  return   for  such  Divisions  during  the  current
        Valuation Period, if it is less than an annual rate of 5.5%; and except with respect to amounts in a Fixed Allocation, the interest rate applied to such amounts will be the interest credited to such Fixed Allocation during the current Valuation Period, if it is less that an annual rate of 5.5%.

  (3)   We add (1) and (2).

  (4) We add to (3) any additional premiums paid during the current Valuation Period.

  (5) We subtract from (4) any partial withdrawals (including any surrender charges incurred) made during the current
        Valuation Period.

  The following supplements the paragraph titled "Administrative
  Charge," appearing on page 30 of the Prospectus:

  The administrative charge, if applicable, is $30 per Contract
  Year.

  The following supplements the paragraph titled "Mortality and Expense Risk Charge," beginning on page 30 of the Prospectus:

  The annual charge for the mortality and expense risk is the same a s that described for the Annual Ratchet Death Benefit Option. If the 5.5% Solution Death Benefit Option is elected, the charge is equivalent, on an annual basis, to 1.25% of the assets in each Division. The charge is deducted on each Valuation Date at the rate of .003446% for each day in the Valuation Period. Approximately 0.90% is allocated to the mortality risk and .35% is allocated to the expense risk.




Golden American Life Insurance Company
Golden American Life Insurance Company is a stock company domiciled in Wilmington, Delaware



IN 3307 WA DVA PLUS 2/98


                                     -2-
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GOLDEN AMERICAN LIFE INSURANCE COMPANY
Golden American Life Insurance Company is a stock company domiciled in Wilmington, Delaware
                       DEFERRED COMBINATION VARIABLE AND
                            FIXED ANNUITY PROSPECTUS
                             GOLDENSELECT DVA PLUS
____________________________________________________________________

This prospectus describes group and individual deferred variable annuity Contracts (the "Contract") offered by Golden American Life Insurance Company ("Golden American" "we" "our" or "us"). The Owner ("you" or "your") purchases the Contract with an Initial Premium and is permitted to make additional premium payments.

The Contract is funded by two accounts, Separate Account B ("Account B") and the Fixed Account (collectively, the "Accounts").

Twenty-one Divisions of Account B are currently available under the Contract. The investments available through the Divisions of Account B include mutual fund portfolios (the "Series") of The GCG Trust (the "GCG Trust") and the Equi-Select Series Trust (the "ESS Trust"). The investments available through the Fixed Account include various Fixed Allocations which we credit with fixed rates of interest for the Guarantee Periods you select. We currently offer Guarantee Periods with durations of 1, 3, 5, 7 and 10 years. We reserve the right at any time to increase or decrease the number of Guarantee Periods offered. Not all Guarantee Periods may be available.

This prospectus describes the Contract and provides background information regarding Account B and the Fixed Account. The prospectuses for the GCG Trust and the ESS Trust (individually, "a Trust," and collectively, "the Trusts"), which must accompany this prospectus, provide information regarding investment activities and policies of the Trusts.

You may allocate your premiums among the twenty-one Divisions and the Fixed Allocations available under the Contract in any way you choose, subject to certain restrictions. You may change the allocation of your Accumulation Value during a Contract Year free of charge. We reserve the right, however, to assess a charge for each allocation change after the twelfth allocation change in a Contract Year.

Your Accumulation Value in Account B will vary in accordance with the investment performance of the Divisions selected by you. Therefore, you bear the entire investment risk for all amounts allocated to Account B. You also bear investment risk with respect to surrenders, partial withdrawals, transfers and annuitization from a Fixed Allocation prior to the end of the applicable Guarantee Period. Such surrender, partial withdrawal, transfer or annuitization may be subject to a Market Value Adjustment, which could have the effect of either increasing or decreasing your Accumulation Value.

We will pay a death benefit to the Beneficiary if the Owner dies prior to the Annuity Commencement Date or the Annuitant dies prior to the Annuity Commencement Date when the Owner is other than an individual.

This prospectus describes your principal rights and limitations and sets forth the information concerning the Accounts that investors should know before investing. A Statement of Additional Information, dated February 17, 1998, about Account B has been filed with the Securities and Exchange Commission ("SEC") and is available without charge upon request. To obtain a copy of this document call or write our Customer Service Center. The Table of Contents of the Statement of Additional Information may be found on the last page of this prospectus. The Statement of Additional Information is incorporated herein by reference.
____________________________________________________________________

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

CONTRACTS AND UNDERLYING SERIES SHARES WHICH FUND THE CONTRACTS ARE NOT INSURED BY THE FDIC OR ANY OTHER AGENCY. THEY ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF ANY BANK AND ARE NOT BANK GUARANTEED. THEY ARE SUBJECT TO MARKET FLUCTUATION, REINVESTMENT RISK AND POSSIBLE LOSS OF PRINCIPAL INVESTED.

PLEASE READ THIS PROSPECTUS AND KEEP IT FOR FUTURE REFERENCE. IT IS NOT VALID UNLESS ACCOMPANIED BY THE CURRENT PROSPECTUSES FOR THE GCG TRUST AND THE ESS TRUST.

THE FIXED ACCOUNT AND ENHANCED DEATH BENEFITS MAY NOT BE AVAILABLE IN ALL STATES. YOU MAY CONTACT OUR CUSTOMER SERVICE CENTER TO FIND OUT ABOUT STATE AVAILABILITY.

ISSUED BY:               DISTRIBUTED BY:          ADMINISTERED AT:
Golden American Life     Directed Services, Inc.  Customer Service Center
Insurance Company        Wilmington, Delaware     Mailing Address:
                         19801                    P.O. Box 8794
                                                  Wilmington, Delaware
                                                  19899-8794
                                                       1-800-366-0066

                         PROSPECTUS DATED: FEBRUARY 17, 1998

 TABLE OF CONTENTS

                                                                   PAGE
DEFINITION OF TERMS...............................................   3

SUMMARY OF THE CONTRACT...........................................   5

FEE TABLE.........................................................   7

CONDENSED FINANCIAL AND OTHER INFORMATION.........................  10
 Index of Investment Experience...................................  10
 Financial Statements.............................................  11
 Performance Related Information..................................  11

INTRODUCTION......................................................  12

FACTS ABOUT THE COMPANY AND THE ACCOUNTS..........................  12
 Golden American..................................................  12
 The GCG Trust and the ESS Trust..................................  12
 Separate Account B...............................................  12
 Account B Divisions..............................................  13
 Changes Within Account B.........................................  16
 The Fixed Account................................................  17

FACTS ABOUT THE CONTRACT..........................................  19
 The Owner........................................................  19
 The Annuitant....................................................  19
 The Beneficiary..................................................  19
 Change of Owner or Beneficiary...................................  20
 Availability of the Contract.....................................  20
 Types of Contracts...............................................  20
 Your Right to Select or Change Contract Options..................  20
 Premiums.........................................................  20
 Making Additional Premium Payments...............................  21
 Crediting Premium Payments.......................................  21
 Restrictions on Allocation of Premium Payments...................  22
 Your Right to Reallocate.........................................  22
 Dollar Cost Averaging............................................  22
 What Happens if a Division is Not Available......................  23
 Your Accumulation Value..........................................  23
 Accumulation Value in Each Division..............................  23
 Measurement of Investment Experience.............................  24
 Cash Surrender Value.............................................  24
 Surrendering to Receive the Cash Surrender Value.................  24
 Partial Withdrawals..............................................  24
 Automatic Rebalancing............................................  26
 Proceeds Payable to the Beneficiary..............................  26
 Death Benefit Options............................................  26
 Reports to Owners................................................  28
 When We Make Payments............................................  28

                                                                    PAGE

CHARGES AND FEES...................................................  28
 Charge Deduction Division.........................................  28
 Charges Deducted from the Accumulation Value......................  28
 Charges Deducted from the Divisions...............................  30
 Trust Expenses....................................................  30

CHOOSING YOUR ANNUITIZATION OPTIONS................................  30
 Annuitization of Your Contract....................................  30
 Annuity Commencement Date Selection...............................  31
 Frequency Selection...............................................  31
 The Annuitization Options.........................................  31
 Payment When Named Person Dies....................................  32

OTHER CONTRACT PROVISIONS..........................................  32
 In Case of Errors in Application Information......................  32
 Contract Changes -- Applicable Tax Law............................  32
 Your Right to Cancel or Exchange Your Contract....................  32
 Other Contract Changes............................................  33
 Group or Sponsored Arrangements...................................  33
 Selling the Contract..............................................  33

REGULATORY INFORMATION.............................................  33
 Voting Rights.....................................................  33
 State Regulation..................................................  33
 Legal Proceedings.................................................  34
 Legal Matters.....................................................  34
 Experts...........................................................  34

MORE INFORMATION ABOUT GOLDEN AMERICAN LIFE INSURANCE COMPANY......  34
 Selected Financial Data...........................................  34
 Management's Discussion and Analysis of Financial Condition
     and Results of Operations.....................................  35
 Directors and Executive Officers..................................  45
 Compensation Tables and Other Information.........................  46

FEDERAL TAX CONSIDERATIONS.........................................  49
 Introduction......................................................  49
 Tax Status of Golden American.....................................  49
 Taxation on Non-Qualified Annuities...............................  49
 IRA Contracts and Other Qualified Retirement Plans................    52
 Federal Income Tax Withholding....................................  56

UNAUDITED FINANCIAL STATEMENTS OF GOLDEN AMERICAN LIFE INSURANCE
     COMPANY.......................................................  57

AUDITED FINANCIAL STATEMENTS OF GOLDEN AMERICAN LIFE INSURANCE
     COMPANY.......................................................  67

STATEMENT OF ADDITIONAL INFORMATION................................  89
 Table of Contents.................................................  89

APPENDIX A.........................................................  A1
 Market Value Adjustment Examples

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS.

____________________________________________________________________

DEFINITION OF TERMS

ACCOUNTS
Separate Account B and the Fixed Account.

ACCUMULATION VALUE
The total amount invested under the Contract. Initially, this amount is equal to the premium paid. Thereafter, the Accumulation Value will reflect the premiums paid, investment experience of the Divisions and interest credited to your Fixed Allocations, charges deducted and any partial withdrawals.

ANNUAL RATCHET ENHANCED DEATH BENEFIT OPTION
An enhanced death benefit option that may be elected only at issue and only if the Owner or Annuitant (when the Owner is other than an individual) is age 79 or younger. The enhanced death benefit provided by this option is the highest Accumulation Value on any Contract Anniversary on or prior to the Owner turning age 80, as adjusted for additional premiums and partial withdrawals.

ANNUITANT
The person designated by the Owner to be the measuring life in determining Annuity Payments.

ANNUITY COMMENCEMENT DATE
The date on which Annuity Payments begin.

ANNUITY OPTIONS
Options the Owner selects that determine the form and amount of Annuity
Payments.

ANNUITY PAYMENT
The periodic payment an Owner receives. It may be either a fixed or a variable amount based on the Annuity Option chosen.

ATTAINED AGE
The Issue Age of the Owner or Annuitant plus the number of full years elapsed since the Contract Date.

BENEFICIARY
The person designated to receive benefits in the case of the death of the Owner or the Annuitant (when the Owner is other than an individual).

BUSINESS DAY
Any day the New York Stock Exchange ("NYSE") is open for trading, exclusive of Federal holidays, or any day on which the SEC requires that mutual funds, unit investment trusts or other investment portfolios be valued.

CASH SURRENDER VALUE
The amount the Owner receives upon surrender of the Contract, including any Market ValueAdjustment.

CHARGE DEDUCTION DIVISION
The Division from which all charges are deducted if so designated by you. The Charge Deduction Division currently is the Liquid Asset Division.

CONTINGENT ANNUITANT
The person designated by the Owner who, upon the Annuitant's death prior to the Annuity Commencement Date, becomes the Annuitant.

CONTRACT
The entire Contract consisting of the basic Contract and any riders or endorsements.

CONTRACT ANNIVERSARY
The anniversary of the Contract Date.

CONTRACT DATE
The date on which we have received the Initial Premium and upon which we begin determining the Contract values. It may or may not be the same as the Issue Date. This date is used to determine Contract months, processing dates, years and anniversaries.

CONTRACT PROCESSING DATES
The days when we deduct certain charges from the Accumulation Value. If the Contract Processing Date is not a Valuation Date, it will be on the next succeeding Valuation Date. The Contract Processing Dates will be once each year on the Contract Anniversary.

CONTRACT PROCESSING PERIOD
The first Contract processing period begins with the Contract Date and ends at the close of business on the first Contract Processing Date. All subsequent Contract processing periods begin at the close of business on the most recent Contract Processing Date and extend to the close of business on the next Contract Processing Date. There is one Contract processing period each year.

CONTRACT YEAR
The period between Contract anniversaries.

CUSTOMER SERVICE CENTER
Where service is provided to you. The mailing address and telephone number of the Customer Service Center are shown on the cover.

DIVISIONS
The investment options available under Account B.

ENDORSEMENTS
An endorsement changes or adds provisions to the Contract.

EXCHANGE CONTRACTS
Contracts issued by insurance companies not affiliated with Golden
American.

EXPERIENCE FACTOR
The factor which reflects the investment experience of the portfolio in which a Division invests and also reflects the charges assessed against the Division for a Valuation Period.

FIXED ACCOUNT
An Account which contains all of our assets that support Owner Fixed Allocations and any interest credited thereto.

FIXED ALLOCATION
An amount allocated to the Fixed Account that is credited with a Guaranteed Interest Rate for a specified Guarantee Period.

FREE LOOK PERIOD
The period of time within which the Owner may examine the Contract and return it for a refund.

GUARANTEED INTEREST RATE
The effective annual interest rate which we will credit for a specified Guarantee Period. The Guaranteed Interest Rate will never be less than 3%.

GUARANTEE PERIOD
The period of time for which a rate of interest is guaranteed to be credited to a Fixed Allocation. We currently offer Guarantee Periods with durations of 1, 3, 5, 7 and 10 years.

INDEX OF INVESTMENT EXPERIENCE
The index that measures the performance of a Division.

INITIAL PREMIUM
The payment required to put a Contract into effect.

ISSUE AGE
The Owner's or Annuitant's age on his or her last birthday on or before the Contract Date.

ISSUE DATE
The date the Contract is issued at our Customer Service Center.

MARKET VALUE ADJUSTMENT
A positive or negative adjustment made to a Fixed Allocation. It may apply to certain withdrawals and transfers, whether in whole or in part, and annuitizations of all or part of a Fixed Allocation prior to the end of a Guarantee Period.

MATURITY DATE
The date on which a Guarantee Period matures.

OWNER
The person who owns the Contract and is entitled to exercise all rights under the Contract. This person's death also initiates payment of the death benefit.

RIDER
A rider amends the Contract, in certain instances adding benefits.

7% SOLUTION ENHANCED DEATH BENEFIT OPTION
An enhanced death benefit option that may be elected only at issue and only if the Owner or Annuitant (when the Owner is other than an individual) is age 80 or younger. The enhanced death benefit provided by this option is equal to premiums paid accumulated at an annual rate of return of 7%, except those premiums invested in the Liquid Asset Division, Limited Maturity Bond Division, and the Fixed Account, as adjusted for additional premiums and partial withdrawals. Each accumulated initial or additional premium payment reduced by any partial withdrawals taken will continue to grow at 7% until it reaches the maximum enhanced death benefit.

SPECIALLY DESIGNATED DIVISION
The Division to which distributions from a portfolio underlying a Division in which reinvestment is not available will be allocated unless you specify otherwise. The Specially Designated Division currently is the Liquid Asset Division.

STANDARD DEATH BENEFIT OPTION
The death benefit option that you will receive under the Contact unless one of the enhanced death benefit options is elected. The death benefit provided by this option is equal to the greatest of (i) Accumulation Value; (ii) total premium payments less any partial withdrawals; and
(iii) Cash Surrender Value.

VALUATION DATE
The day at the end of a Valuation Period when each Division is valued.

VALUATION PERIOD
Each business day together with any non-business days before it.

____________________________________________________________________

SUMMARY OF THE CONTRACT

This prospectus has been designed to provide you with information regarding the Contract and the Accounts which fund the Contract.
Information concerning the Series underlying the Divisions of Account B and the Fixed Account is set forth in the Trusts' prospectuses.

This summary is intended to provide only a very brief overview of the more significant aspects of the Contract. Further detail is provided in this prospectus and in the Contract. The Contract, together with any riders or endorsements, constitutes the entire agreement between you and us and should be retained.

This prospectus has been designed to provide you with the necessary information to make a decision on purchasing the Contract. You have a choice of investments. We do not promise that your Accumulation Value will increase. Depending on the investment experience of the Divisions and interest credited to the Fixed Allocations in which you are invested, your Accumulation Value, Cash Surrender Value and death benefit may increase or decrease on any day. You bear the investment risk.

DESCRIPTION OF THE CONTRACT
The Contract is designed to establish retirement benefits for two types of purchasers. The first type of purchaser is one who is eligible to participate in, and purchases a Contract for use with, an individual retirement annuity ("IRA") meeting the requirements of section 408(b) of the Internal Revenue Code of 1986 ("qualified plan"). For a Contract funding a qualified plan, distributions may be made to you to satisfy requirements imposed by Federal tax law. The second type of purchaser is one who purchases a Contract outside of a qualified plan ("non-qualified plan").

The Contract also offers a choice of Annuity Options to which you may apply all or a portion of the Accumulation Value on the Annuity
Commencement Date or the Cash Surrender Value upon surrender of the Contract. See Choosing Your Annuity Options.

AVAILABILITY
We can issue a Contract if both the Annuitant and the Owner are not older than age 85 and accept additional premium payments until either the Annuitant or Owner reaches the Attained Age of 85 for non-qualified plans (age 70 for qualified plans, except for rollover contributions).
The minimum Initial Premium is $10,000 for a non-qualified plan and $1,500 for a qualified plan. We may change the minimum initial or additional premium requirements for certain group or sponsored arrangements. See Other Contract Provisions, Group or Sponsored Arrangements.

The minimum additional premium payment we will accept is $500 for a non-qualified plan and $250 for a qualified plan. You must receive our prior approval before making a premium payment that causes the Accumulation Value of all annuities that you maintain with us to exceed $1,000,000.

THE DIVISIONS
Each of the twenty-one Divisions of Account B offered under this prospectus invests in a mutual fund portfolio with its own distinct investment objectives and policies. Each Division of Account B invests in a corresponding Series of the GCG Trust or a corresponding Series of the ESS Trust. Both Trusts are managed by Directed Services, Inc. ("DSI"). From its inception through December 31, 1997, the ESS Trust was managed by Equitable Investment Services, Inc. ("EISI"), an affiliate of DSI. As of January 1, 1998, DSI assumed EISI's management responsibilities of the ESS Trust. The Trusts and DSI have retained several portfolio managers to manage the assets of each Series. See Facts About the Company and the Accounts, Account B Divisions.


HOW THE ACCUMULATION VALUE VARIES
The Accumulation Value in the Divisions varies each day based on investment results. You bear the risk of poor investment performance and you receive the benefits from favorable investment performance. The Accumulation Value also reflects premium payments, charges deducted and partial withdrawals. See Facts About the Contract, Accumulation Value in Each Division.

THE FIXED ACCOUNT
The investments available through the Fixed Account include various Fixed Allocations which we credit with fixed rates of interest for the Guarantee Periods you select. We reset the interest rates for new Guarantee Periods periodically based on our sole discretion. We may offer Guarantee Periods from one to ten years. We currently offer Guarantee Periods with durations of 1, 3, 5, 7 and 10 years.

You bear investment risk with respect to surrenders, partial withdrawals, transfers and annuitization from your Fixed Allocations. A surrender, partial withdrawal, transfer or annuitization made prior to the end of a Guarantee Period may be subject to a Market Value Adjustment, which could have the effect of either increasing or decreasing your Accumulation Value. We will not apply a Market Value Adjustment on a surrender, partial withdrawal, transfer or annuitization made within 30 days prior to the Maturity Date of the applicable

Guarantee Period or certain transfers made in connection with the dollar cost averaging program.

Systematic withdrawals from a Fixed Allocation also are not subject to a Market Value Adjustment.

MARKET VALUE ADJUSTMENT
We will apply a Market Value Adjustment, subject to certain exceptions, to a surrender, partial withdrawal, transfer or annuitization from a Fixed Allocation made prior to the end of a Guarantee Period. The Market Value Adjustment does not apply to amounts invested in Account B.

SURRENDERING YOUR CONTRACT
You may surrender the Contract and receive its Cash Surrender Value at any time while both the Annuitant and Owner are living and before the Annuity Commencement Date. See Facts About the Contract, Cash Surrender Value and Surrendering to Receive the Cash Surrender Value.

TAKING PARTIAL WITHDRAWALS
After the Free Look Period, prior to the annuity commencement date and while the Contract is in effect, you may take partial withdrawals from the Accumulation Value of your Contract. You may elect in advance to take systematic partial withdrawals on a monthly, quarterly, or annual basis. If you have an IRA Contract, you may elect IRA partial withdrawals on a monthly, quarterly or annual basis.

Partial withdrawals are subject to certain restrictions as defined in this prospectus, including a surrender charge and a Market Value Adjustment. Partial withdrawals above a specified percentage of your Accumulation Value may be subject to a surrender charge. See Facts About the Contract, Partial Withdrawals.

DOLLAR COST AVERAGING
Under this program, you may choose to have a specified dollar amount transferred from either the Limited Maturity Bond Division, Liquid Asset Division or a Fixed Allocation with a one year Guarantee Period to the other Divisions of Account B on a monthly basis with the objective of shielding your investment from short-term price fluctuations. See Facts About the Contract, Dollar Cost Averaging.

YOUR RIGHT TO CANCEL THE CONTRACT
You may cancel your Contract within the Free Look Period which is a ten day period of time beginning once you receive the Contract. For purposes of administering our allocation and certain other administrative rules, we deem this period to end 15 days after the Contract is mailed from our Customer Service Center. Some states may require that we provide a longer free look period. In some states we restrict the Initial Premium allocation during the Free Look Period. See Other Contract Provisions, Your Right to Cancel or Exchange Your Contract.

YOUR RIGHT TO CHANGE THE CONTRACT
The Contract may be changed to another annuity plan subject to our rules at the time of the change. See Other Contract Provisions, Other Contract Changes.

DEATH BENEFIT OPTIONS
The Contract provides a death benefit to the beneficiary if the Owner dies prior to the Annuity Commencement Date. Subject to our rules, there are three death benefit options that may be available to you under the
Contract: the Standard Death Benefit Option; the 7% Solution Enhanced Death Benefit Option; and the Annual Ratchet Enhanced Death Benefit Option. See Facts About the Contract, Death Benefit Options. We may offer a reduced death benefit under certain group and sponsored arrangements. See Other Contract Provisions, Group or Sponsored Arrangements.

DEDUCTIONS FOR CHARGES AND FEES
We invest the entire amount of the initial and any additional premium payments in the Divisions and the Fixed Allocations you select, subject to certain restrictions we impose. See Facts About the Contract, Restrictions on Allocation of Premium Payments. We then may deduct an annual Contract fee from your Accumulation Value. See Other Contract Provisions, Charges and Fees. We may reduce certain charges under group or sponsored arrangements. See Other Contract Provisions, Group or Sponsored Arrangements. Unless you have elected the Charge Deduction Division, charges are deducted proportionately from all Account B Divisions in which you are invested. If there is no Accumulation Value in these Divisions, charges will be deducted from your Fixed Allocations starting with Guarantee Periods nearest their Maturity Dates until such charges have been deducted.

FEDERAL INCOME TAXES
The ultimate effect of Federal income taxes on the amounts held under an annu-ity Contract, on Annuity Payments and on the economic benefits to the Owner, Annuitant or Beneficiary depends on Golden American's tax status and upon the tax status of the individuals concerned. In general, an Owner is not taxed on increases in value under an annuity Contract until some form of distribution is made under it. There may be tax penalties if you make a withdrawal or sur-render the Contract before reaching age 59 1/2. See Federal Tax Considera-tions.

OTHER CONTRACTS
We offer variable annuity contracts which also invest in many of the same Series of the Trusts. Those contracts may have different charges that could affect Division performance, and may offer different benefits more suitable to your needs. To obtain information about these contracts, contact your agent, or call 1-800-366-0066.
____________________________________________________________________

FEE TABLE
TRANSACTION EXPENSES(/1/)
Contingent Deferred Sales Charge(/2/) (imposed as a percentage of premium payments withdrawn upon excess partial withdrawal or surrender):(/3/)

              COMPLETE YEARS ELAPSED   SURRENDER
              SINCE PREMIUM PAYMENT     CHARGE
                       0                   7%
                       1                   7%
                       2                   6%
                       3                   5%
                       4                   4%
                       5                   3%
                       6                   1%
                       7+                  0%

     Excess Allocation Charge.................................. $0(/4/)

ANNUAL CONTRACT FEES:

     Administrative Charge........................................ $40
     (Waived if the Accumulation Value equals or exceeds $100,000 at the end of the Contract Year, or once the sum of premiums paid equals or exceeds $100,000.)

SEPARATE ACCOUNT ANNUAL EXPENSES (percentage of assets in each Division)(/5/):

                                           STANDARD   ENHANCED DEATH BENEFIT
                                            DEATH   --------------------------
                                           BENEFIT  ANNUAL RATCHET 7% SOLUTION
                                           -------- -------------- -----------
     Mortality and Expense Risk Charge....  1.10%       1.25%         1.40%
     Asset Based Administrative Charge....  0.15%       0.15%         0.15%
                                            -----       -----         -----
     Total Separate Account Expenses......  1.25%       1.40%         1.55%

THE GCG TRUST ANNUAL EXPENSES (based on combined net assets of the indicated groups of Series):

                                                  OTHER              TOTAL
              SERIES           FEES(/6/)      EXPENSES(/7/)         EXPENSES
              ------           --------- ----------------------- --------------
     Multiple Allocation,
     Fully Managed, Capital
     Appreciation, Rising
     Dividends, All-Growth,
     Real Estate, Hard           0.99%            0.01%              1.00%
     Assets, Value Equity,
     Strategic Equity, and
     Small Cap Series:

      Growth Opportunities
     Series:                     1.15%            0.01%             1.16%

     Managed Global
     Series:(/8/)                1.25%            0.01%             1.26%

     Emerging Markets (/9/)
     and Developing World
     Series:                     1.75%            0.05%             1.80%

      Limited Maturity Bond       0.60%            0.01%              0.61%
     and Liquid Asset Series:


                                        7

THE ESS TRUST ANNUAL EXPENSES:
______________________________
                                                  OTHER              TOTAL
                                                EXPENSES            EXPENSES
                                              AFTER EXPENSE      AFTER EXPENSE
              SERIES           FEES(/6/) REIMBURSEMENTS (/10/)   REIMBURSEMENTS
              ------           --------- ----------------------- --------------

     OTC, Research, and Total
     Return Portfolios:          0.80%            0.40%              1.20%

     Growth & Income and
     Value + Growth              0.95%            0.40%              1.35%
     Portfolios:

-------------------
 (1) A Market Value Adjustment, which may increase or decrease your Accumula-tion Value, may apply to certain transactions. See Market Value Adjust-ment.
 (2) We also deduct a charge for premium taxes (which can range from 0% to 3.5% of premium) from your Accumulation Value upon surrender, excess par-tial withdrawals or on the Annuity Commencement Date. See Premium Taxes.
 (3) For purposes of calculating the surrender charge for the excess partial withdrawal, (i) we treat premium payments as being withdrawn on a first-in first-out basis, and (ii) amounts withdrawn which are not considered an excess partial withdrawal are not treated as a withdrawal of any pre-mium payments. See Charges Deducted from the Accumulation Value, Surren-der Charge for Excess Partial Withdrawals.
 (4) We reserve the right to impose a charge in the future at a maximum of $25 for each allocation change in excess of twelve per Contract Year. See Ex-cess Allocation Charge.
 (5) See Facts About the Contract, Death Benefit Options, for a description of the Contract's Standard and Enhanced Death Benefit Options.
 (6) Fees decline as combined assets increase (see Account B Divisions and the Trust prospectuses for details).
 (7) Other Expenses generally consist of independent trustees fees and expenses. Other Expenses are estimated for the Growth Opportunities and Developing World Series, since as of December
     31, 1997, these Series had not yet commenced operations.
 (8) The expenses for the Managed Global Series are based on the actual expe-rience of the Series together with that of its predecessor for accounting purposes, the Managed Global Account of Separate Account D. On September 3, 1996, the Managed Global Account was reorganized into the Managed Global Division of Account B and the Managed Global Series of the GCG Trust.
 (9) Expenses have been restated to reflect current fees.
(10) Other expenses shown take into account the effect of EISI's agreement to reimburse the portfolios for all operating expenses, excluding management fees, that exceed 0.40% of their average daily net assets. This reimburse-ment agreement commenced February 1, 1997. Prior to February 1, 1997, EISI reimbursed the portfolios for all operating expenses, excluding management fees, that exceeded 0.75% of their average daily net assets. This reim-bursement is voluntary and can be terminated at any time. In the absence of the current reimbursement agreement, Other Expenses would have been 0.55%, 0.51%, 0.45%, 0.69%, and 0.95%, respectively, for the OTC,
      Research, Total Return, Growth & Income, and Value + Growth Portfolios for the year ended December 31, 1996.

Examples:

The examples do not take into account any deduction for premium taxes. Premium taxes currently range from 0% to 3.5% of premium payments. There may be sur-render charges if you choose to annuitize within the first three Contract Years.

If at issue you elect the 7% Solution Enhanced Death Benefit Option and you surrender your Contract at the end of the applicable time period, you would pay the following expenses for each $1,000 of Initial Premium assuming a 5% annual return on assets:
-------------------------------------------------------------------------------

DIVISION                               ONE YEAR THREE YEARS FIVE YEARS TEN YEARS
Multiple Allocation................... $ 96.43    $131.15    $168.46    $293.91
Fully Managed......................... $ 96.43    $131.15    $168.46    $293.91
Capital Appreciation.................. $ 96.43    $131.15    $168.46    $293.91
Rising Dividends...................... $ 96.43    $131.15    $168.46    $293.91
All-Growth............................ $ 96.43    $131.15    $168.46    $293.91
Real Estate........................... $ 96.43    $131.15    $168.46    $293.91
Hard Assets........................... $ 96.43    $131.15    $168.46    $293.91
Value Equity.......................... $ 96.43    $131.15    $168.46    $293.91
Strategic Equity...................... $ 96.43    $131.15    $168.46    $293.91
Small Cap............................. $ 96.43    $131.15    $168.46    $293.91
Emerging Markets...................... $104.39    $154.79    $207.41    $369.51
Managed Global........................ $ 99.02    $138.90    $181.30    $319.09
Growth Opportunities.................. $ 98.03    $135.92    $176.38    $309.49
Developing World...................... $104.39    $154.79    $207.41    $369.51
OTC................................... $ 98.42    $137.11    $178.35    $313.34
Research.............................. $ 98.42    $137.11    $178.35    $313.34
Total Return.......................... $ 98.42    $137.11    $178.35    $313.34
Growth & Income....................... $ 99.92    $141.56    $185.70    $327.64
Value + Growth........................ $ 99.92    $141.56    $185.70    $327.64
Limited Maturity Bond................. $ 92.52    $119.41    $148.87    $254.79
Liquid Asset.......................... $ 92.52    $119.41    $148.87    $254.79

-------------------------------------------------------------------------------

If at issue you elect the 7% Solution Enhanced Death Benefit Option and you do not surrender your Contract or if you annuitize on the Annuity Commencement Date, you would pay the following expenses for each $1,000 of initial premium assuming a 5% annual return on assets:
-------------------------------------------------------------------------------

DIVISION                               ONE YEAR THREE YEARS FIVE YEARS TEN YEARS
Multiple Allocation...................  $26.43    $ 81.15    $138.46    $293.91
Fully Managed.........................  $26.43    $ 81.15    $138.46    $293.91
Capital Appreciation..................  $26.43    $ 81.15    $138.46    $293.91
Rising Dividends......................  $26.43    $ 81.15    $138.46    $293.91
All-Growth............................  $26.43    $ 81.15    $138.46    $293.91
Real Estate...........................  $26.43    $ 81.15    $138.46    $293.91
Hard Assets...........................  $26.43    $ 81.15    $138.46    $293.91
Value Equity..........................  $26.43    $ 81.15    $138.46    $293.91
Strategic Equity......................  $26.43    $ 81.15    $138.46    $293.91
Small Cap.............................  $26.43    $ 81.15    $138.46    $293.91
Emerging Markets......................  $34.39    $104.79    $177.41    $369.51
Managed Global........................  $29.02    $ 88.90    $151.30    $319.09
Growth Opportunities..................  $28.03    $ 85.92    $146.38    $309.49
Developing World......................  $34.39    $104.79    $177.41    $369.51
OTC...................................  $28.42    $ 87.11    $148.35    $313.34
Research..............................  $28.42    $ 87.11    $148.35    $313.34
Total Return..........................  $28.42    $ 87.11    $148.35    $313.34
Growth & Income.......................  $29.92    $ 91.56    $155.70    $327.64
Value + Growth........................  $29.92    $ 91.56    $155.70    $327.64
Limited Maturity Bond.................  $22.52    $ 69.41    $118.87    $254.79
Liquid Asset..........................  $22.52    $ 69.41    $118.87    $254.79

-------------------------------------------------------------------------------
The purpose of the Fee Table is to assist you in understanding the various costs and expenses that you will bear directly or indirectly. For purposes of computing the annual per Contract administrative charge, the dollar amounts shown in the examples are based on an Initial Premium of $65,000.

The examples reflect the election at issue of the 7% Solution Enhanced Death Benefit Option. If the Standard Death Benefit Option or the Annual Ratchet En-hanced Death Benefit Option is elected, the actual expenses incurred will be less than those represented in the Examples.

THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EX-PENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN, SUBJECT TO THE GUARANTEES UNDER THE CONTRACT.

____________________________________________________________________

CONDENSED FINANCIAL AND OTHER INFORMATION

INDEX OF INVESTMENT EXPERIENCE

The upper table gives the index of investment experience for each Division of Account B available under the Contract for each death benefit option. Information for the Growth Opportunities and Developing World Divisions is not available because they had not commenced operations as of December 31, 1997. Except for the Small Cap, OTC, Research, Total Return, Growth & Income, Value + Growth, Growth Opportunities and Developing World Divisions, each Division commenced operations on October 2, 1995 (The Managed Global Division commenced operations initially as a division of another separate account, the Managed Global Account of Separate Account D; however, the index of investment experience is unchanged). The index of investment experience is equal to the value of a unit for each Division of the Accounts. The total investment value of each Division as of the end of each period is shown in the lower table.


                         ------------------------------------------------

                         ------------------------------------------------
                                            STANDARD
                         ----------------------------------------------
                         10/2/95      12/31/95     12/31/96     9/30/97
                         -------      --------     --------     -------
Multiple Allocation..... $16.10        $16.72       $17.96       $20.71
Fully Managed...........  14.77         15.23        17.50        19.66
Capital Appreciation....  14.31         14.71        17.46        22.05
Rising Dividends........  12.16         13.24        15.77        19.29
All-Growth..............  13.88         14.10        13.85        15.69
Real Estate.............  15.06         15.94        21.30        25.50
Hard Assets.............  14.86         15.11        19.89        24.16
Value Equity............  12.43         13.37        14.61        18.73
Strategic Equity........  10.00(/1/)    10.01        11.81        14.10
Small Cap...............     --(/2/)       --(/2/)   11.86        13.88
Emerging Markets........   9.50          9.23         9.78        10.74
Managed Global..........   9.32          9.58        10.62        12.55
OTC.....................     --(/3/)       --(/3/)   15.77        19.05
Research................     --(/4/)       --(/4/)      --(/4/)   19.33
Total Return............     --(/4/)       --(/4/)      --(/4/)   15.78
Growth & Income.........     --(/3/)       --(/3/)   12.50        15.92
Value + Growth..........     --(/4/)       --(/4/)      --(/4/)   15.23
Limited Maturity Bond...  14.49         14.86        15.31        15.90
Liquid Asset............  12.89         13.03        13.51        13.88

                           INDEX OF INVESTMENT EXPERIENCE
                         ------------------------------------------------
                                                             ENHANCED DEATH BENEFITS
                         ------------------------------------------------
                                          ANNUAL RACHET
                         ------------------------------------------------
                         10/2/95      12/31/95     12/31/96     9/30/97
                         -------      --------     --------     -------
Multiple Allocation..... $15.94        $16.55       $17.75       $20.44
Fully Managed...........  14.62         15.07        17.29        19.41
Capital Appreciation....  14.23         14.63        17.34        21.87
Rising Dividends........  12.12         13.19        15.69        19.18
All-Growth..............  13.74         13.96        13.68        15.48
Real Estate.............  14.91         15.78        21.04        25.17
Hard Assets.............  14.71         14.96        19.65        23.85
Value Equity............  12.41         13.36        14.57        18.66
Strategic Equity........  10.00(/1/)    10.01        11.78        14.06
Small Cap...............     --(/2/)       --(/2/)   11.84        13.85
Emerging Markets........   9.47          9.20         9.74        10.67
Managed Global..........   9.28          9.53        10.55        12.46
OTC.....................     --(/3/)       --(/3/)   15.70        18.93
Research................     --(/4/)       --(/4/)      --(/4/)   19.25
Total Return............     --(/4/)       --(/4/)      --(/4/)   15.72
Growth & Income.........     --(/3/)       --(/3/)   12.49        15.88
Value + Growth..........     --(/4/)       --(/4/)      --(/4/)   15.19
Limited Maturity Bond...  14.35         14.71        15.13        15.69
Liquid Asset............  12.76         12.89        13.35        13.70


                          ----------------------------------------------

                          ----------------------------------------------
                                 7% SOLUTION
                          ----------------------------------------------
                          10/2/95      12/31/95     12/31/96     9/30/97
                          -------      --------     --------     -------
Multiple Allocation.....  $15.78        $16.38       $17.54       $20.17
Fully Managed...........   14.47         14.91        17.08        19.16
Capital Appreciation....   14.16         14.55        17.22        21.70
Rising Dividends........   12.09         13.15        15.62        19.06
All-Growth..............   13.60         13.81        13.52        15.28
Real Estate.............   14.76         15.61        20.79        24.85
Hard Assets.............   14.57         14.80        19.42        23.54
Value Equity............   12.40         13.34        14.53        18.58
Strategic Equity........   10.00(/1/)    10.01        11.76        14.02
Small Cap...............      --(/2/)       --(/2/)   11.82        13.81
Emerging Markets........    9.44          9.17         9.69        10.61
Managed Global..........    9.24          9.49        10.49        12.37
OTC.....................      --(/3/)       --(/3/)   15.66        18.88
Research................      --(/4/)       --(/4/)      --(/4/)   19.16
Total Return............      --(/4/)       --(/4/)      --(/4/)   15.64
Growth & Income.........      --(/3/)       --(/3/)   12.47        15.84
Value + Growth..........      --(/4/)       --(/4/)      --(/4/)   15.16
Limited Maturity Bond...   14.20         14.56        14.95        15.49
Liquid Asset............   12.63         12.76        13.19        13.53

                                  TOTAL INVESTMENT VALUE IN THOUSANDS
                         -------------------------------------------------------------------------------------------------
                                                                            ENHANCED DEATH BENEFITS
                                                          ----------------------------------------------------------------
                                    STANDARD                      ANNUAL RACHET                      7% SOLUTION
                         -------------------------------  ----------------------------    --------------------------------
                         12/31/95   12/31/96   9/30/97    12/31/95  12/31/96   9/30/97    12/31/95    12/31/96     9/30/97
                         --------   --------   -------    --------  --------   -------    --------    --------     -------
Multiple Allocation.....  $1,747     $5,207     $6,942      $349     $2,675     $4,368     $6,068     $19,593      $27,594
Fully Managed...........     748      3,568      7,650       211      2,999      6,238      2,750      16,273       28,962
Capital Appreciation....     355      2,839      6,446       239      3,028      5,564      4,752      19,054       33,511
Rising Dividends........     303      4,699     13,319       476      5,575     12,696      3,956      25,976       57,460
All-Growth..............     309      1,795      3,185       231      2,000      3,198      3,479      10,173       14,355
Real Estate.............      43      1,155      3,997        46        899      2,517        955       8,004       19,517
Hard Assets.............     375      1,873      3,709        43        850      1,810        394       6,635       12,846
Value Equity............     458      2,649      6,261       312      3,642      7,041      2,394      15,282       27,940
Strategic Equity........     762(/1/) 4,374      5,294       475(/1/) 2,729      7,054      1,528(/1/) 11,396       17,939
Small Cap...............      --(/2/) 2,352      5,015        --(/2/) 2,692      5,664         --(/2/) 15,569       24,848
Emerging Markets........     145        957      2,436       115        995      2,094      1,475       6,581       11,043
Managed Global..........     256      2,402      5,841       262      2,446      4,921      1,983      14,422       28,993
OTC.....................      --(/3/)   471      1,082        --(/3/)   443      1,495         --(/3/)    880        6,843
Research................      --(/4/)    --(/4/) 2,762        --(/4/)    --(/4/) 2,085         --(/4/)     --(/4/)   9,745
Total Return............      --(/4/)    --(/4/) 2,543        --(/4/)    --(/4/) 1,786         --(/4/)     --(/4/)   5,814
Growth & Income.........      --(/3/)   627      4,194        --(/3/)   475      3,003         --(/3/)  2,167       13,072
Value + Growth..........      --(/4/)    --(/4/) 1,626        --(/4/)    --(/4/) 1,119         --(/4/)     --(/4/)   5,260
Limited Maturity Bond...     401      1,285      2,031       174        701      1,102      1,988       5,224        5,726
Liquid Asset............     494      1,033      3,313       801      1,134      2,242      1,190       5,054       12,048

-------------------

(1) The Strategic Equity Division became available for investment on October 2, 1995, starting with an index of investment experience of $10.00.
(2) The Small Cap Equity Division became available for investment on January 2, 1996, starting with an index of investment experience of $10.00.
(3) The OTC Division and Growth & Income Divisions became available for in-vestment on September 3, 1996, starting with indices of investment experi-ence of $14.64 and $10.94, respectively.
(4) The Research, Total Return and Value + Growth Divisions became available for investment on January 20, 1997, starting with indices of investment experience of $16.43, $13.76, and $11.99, respectively.

FINANCIAL STATEMENTS
The unaudited financial statements of Separate Account B for the nine months ended September 30, 1997, the audited financial statements of Separate Account B for the years ended De-cember 31, 1996 and 1995 (as well as the auditors' report thereon) and the au-dited financial statements of the Managed Global Account of Separate Account D, the predecessor entity of the Managed Global Series for accounting purpos-es, for the years ended December 31, 1995 and 1994 (as well as the auditors' report thereon) appear in the Statement of Additional Information. The unaudited financial statements of Golden American for the nine months ended September 30, 1997 and the audited financial statements of Golden American prepared in accordance with generally accepted accounting principles for the years ended December 31, 1996, 1995 and 1994 (as well as the auditors' report thereon) are contained in the Prospec-tus.

PERFORMANCE RELATED INFORMATION
Performance information for the Divisions of Account B, including the yield and effective yield of the Liquid Asset Division, the yield of the remaining Divisions, and the total return of all Divisions may appear in reports and promotional literature to current or prospective Owners.

Current yield for the Liquid Asset Division will be based on income received by a hypothetical investment over a given 7-day period (less expenses accrued during the period), and then "annualized" (i.e., assuming that the 7-day yield would be received for 52 weeks, stated in terms of an annual percentage return on the investment). "Effective yield" for the Liquid Asset Division is calcu-lated in a manner similar to that used to calculate yield, but when annualized, the income earned by the investment is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of earnings.

For the remaining Divisions, quotations of yield will be based on all invest-ment income per unit (Accumulation Value divided by the index of investment experience, see Facts About the Contract, Measurement of Investment Experi-ence, Index of Investment Experience and Unit Value) earned during a given 30-day period, less expenses accrued during the period ("net investment income"). Quotations of average annual total return for any Division will be expressed in terms of the average annual compounded rate of return on a hypothetical in-vestment in a Contract over a period of one, five, and ten years (or, if less, up to the life of the Division), and will reflect the deduction of the appli-cable surrender charge, the administrative charge and the applicable mortality and expense risk charge. See Charges and Fees. Quotations of total return may simultaneously be shown for other periods that do not take into account cer-tain contractual charges, such as the surrender charge. Quotations of yield and average annual total return for the Managed Global Division take into ac-count the period prior to September 3, 1996, during which it was maintained as a division of Separate Account D.

Performance information for a Division may be compared, in reports and promo-tional literature, to: (i) the Standard & Poor's 500 Stock Index ("S&P 500"), Dow Jones Industrial Average ("DJIA"), Donoghue Money Market Institutional Av-erages, or other indices measuring performance of a pertinent group of securi-ties so that investors may compare a Division's results with those of a group of securities widely regarded by investors as representative of the securities markets in general; (ii) other variable annuity separate accounts or other in-vestment products tracked by Lipper Analytical Services, a widely used inde-pendent research firm which ranks mutual funds and other investment companies by overall performance, investment objectives, and assets, or tracked by other ratings services, including VARDS, companies, publications, or persons who rank separate accounts or other investment products on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Contract. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

Performance information for any Division reflects only the performance of a hypothetical Contract under which the Accumulation Value is allocated to a Di-vision during a particular time period on which the calculations are based. Performance information should be considered in light of the investment objec-tives and policies, characteristics and quality of the portfolio of the Series of the respective Trust in which the Division invests and the market condi-tions during the given time period, and should not be considered as a repre-sentation of what may be achieved in the future. For a description of the methods used to determine yield and total return for the Divisions, see the Statement of Additional Information.

Reports and promotional literature may also contain other information includ-ing the ranking of any Division derived from rankings of variable annuity sep-arate accounts or other investment products tracked by Lipper Analytical Serv-ices or by rating services, companies, publications, or other persons who rank separate accounts or other investment products on overall performance or other criteria.

____________________________________________________________________

INTRODUCTION

The following information describes the Contract and the Accounts which fund the Contract, Account B and the Fixed Account. Account B invests in mutual fund portfolios of the Trusts. The Fixed Account contains all of the assets that support Owner Fixed Allocations which we credit with Guaranteed Interest Rates for the Guarantee Periods you select.

____________________________________________________________________

FACTS ABOUT THE COMPANY AND THE ACCOUNTS

GOLDEN AMERICAN
Golden American Life Insurance Company ("Golden American" or the "Company") is a stock life insurance company organized under the laws of the State of Delaware and is a wholly owned subsidiary of Equitable of Iowa Companies, Inc. ("Equitable of Iowa")which, in turn, is a wholly owned subsidiary of ING Groep, N.V. ("ING"). Prior to December 30, 1993, Golden American was a Minnesota corporation. Prior to August 13, 1996, Golden American was a wholly owned indirect subsidiary of Bankers Trust Company. We are authorized to do business in all jurisdictions except New York. In May 1996, we established a subsidiary, First Golden American Life Insurance Company of New York, which is authorized to do business in New York. We offer variable annuities and variable life insurance. Administrative services for the Contract are provided at our Customer Service Center, the address is shown on the cover.

Equitable of Iowa is the holding company for Equitable Life Insurance Company of Iowa, USG Annuity & Life Company, Locust Street Securities, Inc., Equitable American Insurance Company, Equitable of Iowa Securities Network, Inc., Directed Services, Inc. ("DSI"), and Golden American.
On October 24, 1997, ING acquired all interest in Equitable of Iowa and its subsidiaries including Golden American.
ING, based in the Netherlands, is a global financial services holding company with over $289 billion in assets.
Equitable of Iowa and another ING affiliate own ING Investment Management, LLC, who assumed EISI's portfolio management responsibilities for the GCG Trust and the ESS Trust as of January 1, 1998.

THE GCG TRUST AND THE ESS TRUST
The GCG Trust is an open-end management investment company, more commonly called a mutual fund. The GCG Trust's shares may also be available to certain separate accounts funding variable life insurance policies offered by Golden American. This is called "mixed funding."

The GCG Trust may also sell its shares to separate accounts of other insurance companies, both affiliated and not affiliated with Golden American. This is called "shared funding." Although we do not anticipate any inherent difficul-ties arising from either mixed or shared funding, it is theoretically possible that, due to differences in tax treatment or other considerations, the inter-est of Owners of various Contracts participating in the GCG Trust might at sometime be in conflict. After the GCG Trust receives the requisite order from the SEC, shares of the GCG Trust may also be sold to certain qualified pension and retirement plans. The Board of Trustees of the GCG Trust, DSI, and we and any other insurance companies participating in the GCG
Trust are required to monitor events to identify any material conflicts that arise from the use of the GCG Trust for mixed and/or shared funding or between various policy Owners and pension and retirement plans. For more information about the risks of mixed and shared funding, please refer to the GCG Trust prospectus.

The ESS Trust is also an open-end management investment company. Currently, the ESS Trust's shares are not available to separate accounts of other insur-ance companies other than insurance companies affiliated with Equitable of Iowa such as Golden American.

You will find complete information about both the GCG Trust and the ESS Trust, including the risks associated with each Series, in the accompanying Trusts' prospectuses. You should read them carefully in conjunction with this prospec-tus before investing. Additional copies of the Trusts' prospectuses may be ob-tained by contacting our Customer Service Center.

SEPARATE ACCOUNT B
All obligations under the Contract are general obligations of Golden American. Account B is a separate investment account used to support our variable annu-ity Contracts and for other purposes as permitted by applicable laws and regu-lations. The assets of Account B are kept separate from our general account and any other separate accounts we may have. We may offer other variable annu-ity Contracts investing in Account B which are not discussed in this prospec-tus. Account B may also invest in other series which are not available to the Contract described in this prospectus.

We own all the assets in Account B. Income and realized and unrealized gains or losses from assets in the account are credited to or charged against that account without regard to other income, gains or losses in our other investment accounts. As required, the assets in Account B are at least equal to the reserves and other liabilities of that account. These assets may not be charged with liabilities from any other business we conduct.

They may, however, be subject to liabilities arising from Divisions whose as-sets are attributable to other variable annuity Contracts supported by Account
B. If the assets exceed the required reserves and other liabilities, we may transfer the excess to our general account.

Account B was established on July 14, 1988 to invest in mutual funds, unit in-vestment trusts or other investment portfolios which we determine to be suit-able for the Contract's purposes. Account B is treated as a unit investment trust under Federal securities laws. It is registered with the SEC under the Investment Company Act of 1940 (the "1940 Act") as an investment company and meets the definition of a separate account under the Federal securities laws. It is governed by the laws of Delaware, our state of domicile, and may also be governed by the laws of other states in which we do business. Registration with the SEC does not involve any supervision by the SEC of the management or investment policies or practices of Account B.

ACCOUNT B DIVISIONS
Account B is divided into Divisions. The Managed Global Division was a divi-sion of Separate Account D of Golden American until September 3, 1996 when it was converted to a division of Account B. Currently, each Division of Account B offered under this prospectus invests in a portfolio of the GCG Trust or the ESS Trust. DSI serves as the Manager to each Series of the GCG Trust and the ESS Trust. See the Trusts' pro-spectuses for details. The Trusts and DSI have retained several portfo-lio managers to manage the assets of each Series as indicated below. There may be restrictions on the amount of the allocation to certain Divisions based on state laws and regulations. The investment objectives of the various Series in the Trusts are described below. There is no guarantee that any portfolio or Series will meet its investment objectives. Meeting objectives depends on var-ious factors, including, in certain cases, how well the portfolio managers an-ticipate changing economic and market conditions. Account B also has other Di-visions investing in other series which are not available to the Contract described in this prospectus.

DSI provides the overall business management and administrative serv-ices necessary for the Series' operation and provide or procure the services and information necessary to the proper conduct of the business of the Series. See the Trusts' prospectuses for details.

DSI is responsible for providing or procuring, at DSI's expense, the services reasonably necessary for the ordinary operation of the Series of the GCG Trust. DSI does not bear the expense of brokerage fees and other transactional expenses for securities or other assets (which are generally considered part of the cost for assets), taxes (if any) paid by a Series of the GCG Trust, in-terest on borrowing, fees and expenses of the independent trustees, and ex-traordinary expenses, such as litigation or indemnification expenses. See the GCG Trust prospectus for details.

Each Trust pays DSI for its services a fee, payable month-ly, based on the annual rates of the average daily net assets of the Series shown in the tables below. DSI (and not the Trusts) pays each portfo-lio manager a monthly fee for managing the assets of the Series.

THE GCG TRUST

                                                  FEES (based on combined
                                                  assets of the indicated
 SERIES                                           groups of Series)
 ------------------------------------------------ -----------------------------
 Multiple Allocation, Fully Managed, Capital      1.00% of first $750 million;
 Appreciation, Rising Dividends, All-Growth,      0.95% of next $1.250 billion;
 Real Estate, Hard Assets, Value Equity,          0.90% of next $1.5 billion;
 Strategic Equity, and Small Cap Series:          and
                                                  0.85% of amount in excess of
                                                  $3.5 billion

 Growth Opportunities Series:                     1.15% of first $250 million;
                                                  1.10% of next $400 million;
                                                  1.00% of next $450 million; and
                                                  0.95% of amount in excess of
                                                  $1.1 billion

 Managed Global Series:                           1.25% of first $500 million;
                                                  1.05% of amount in excess of
                                                  $500 million

 Emerging Markets and Developing World            1.75% of average daily net
 Series:                                          assets

 Limited Maturity Bond and                        0.60% of first $200 million;
 Liquid Asset Series:                             0.55% of next $300 million;
                                                  and
                                                  0.50% of amount in excess of
                                                  $500 million
-------------------------------------------------------------------------------

THE ESS TRUST

 SERIES                                           FEES
 ------------------------------------------------ ----------------------------
 OTC, Research, and Total Return Portfolios:      0.80% of first $300 million;
                                                  0.55% of amount in excess of
                                                  $300 million
 Growth & Income and Value + Growth Portfolios:   0.95% of first $200 million;
                                                  0.75% of amount in excess of
                                                  $200 million
------------------------------------------------------------------------------

The following Divisions invest in designated Series of the GCG Trust.

MULTIPLE ALLOCATION DIVISION
MULTIPLE ALLOCATION SERIES
OBJECTIVE
 The highest total return, consisting of capital appreciation and current in-come, consistent with the preservation of capital and elimination of unneces-sary risk.
INVESTMENTS
 Investment in equity and debt securities and the use of certain sophisticated investment strategies and techniques.
PORTFOLIO MANAGER
 Zweig Advisors Inc.

FULLY MANAGED DIVISION
FULLY MANAGED SERIES
OBJECTIVE
 High total investment return over the long term, consistent with the preser-vation of capital and prudent investment risk.
INVESTMENTS
 Pursues an active asset allocation strategy whereby investments are allocat-ed, based upon an evaluation of economic and market trends and the antici-pated relative total return available, among three asset classes -- debt se-curities, equity securities and money market instruments.
PORTFOLIO MANAGER
 T. Rowe Price Associates, Inc.

CAPITAL APPRECIATION DIVISION
CAPITAL APPRECIATION SERIES
OBJECTIVE
 Long-term capital growth.
INVESTMENTS
 Invests in common stocks and preferred stock that will be allocated among various categories of stocks referred to as "components" which consist of the following: (i) The Growth Component -- Securities that the portfolio manager believes have the following characteristics: stability and quality of earn-ings and positive earnings momentum; dominant competitive positions; and dem-onstrate above-average growth rates as compared to published S&P 500 earnings projections; and (ii) The Value Component-Securities that the portfolio man-ager regards as fundamentally undervalued, i.e., securities selling at a dis-count to asset value and securities with a relatively low price/earnings ratio. The securities eligible for this component may include real estate stocks, such as securities of publicly-owned companies that, in the portfolio manager's judgement, offer an optimum combination of current dividend yield, expected dividend growth, and discount to current real estate value.
PORTFOLIO MANAGER
 Chancellor LGT Asset Management, Inc.

RISING DIVIDENDS DIVISION
RISING DIVIDENDS SERIES
OBJECTIVE
 Capital appreciation, with dividend income as a secondary objective.
INVESTMENTS
 Investment in equity securities of high quality companies that meet the fol-lowing four criteria: consistent dividend increases; substantial dividend in-creases; reinvested profits; and an under-leveraged balance sheet.
PORTFOLIO MANAGER
 Kayne Anderson Investment Management, LLC

ALL-GROWTH DIVISION
ALL-GROWTH SERIES
OBJECTIVE
 Capital appreciation.
INVESTMENTS
 Investment in securities selected for their long- term growth prospects. PORTFOLIO MANAGER
 Pilgrim Baxter & Associates, Ltd.

REAL ESTATE DIVISION
REAL ESTATE SERIES
OBJECTIVE
 Capital appreciation, with current income as a secondary objective.
INVESTMENTS
 Investment in publicly traded equity securities of companies in the real estate industry listed on national exchanges or on the National Association of Securities Dealers Automated Quotation System.
PORTFOLIO MANAGER
 EII Realty Securities, Inc.

HARD ASSETS DIVISION (FORMERLY NATURAL RESOURCES)
HARD ASSETS SERIES
OBJECTIVE
 Long-term capital appreciation.
INVESTMENTS
 Investment in equity and debt securities of companies engaged in the explora-tion, development, production, management, and distribution of hard assets.
PORTFOLIO MANAGER
 Van Eck Associates Corporation

VALUE EQUITY DIVISION
VALUE EQUITY SERIES
OBJECTIVE
 Capital appreciation with a secondary objective of dividend income.
INVESTMENTS
 Investment primarily in equity securities of U.S. and foreign issuers which, when purchased, meet quantitative standards believed by the Portfolio Manager to indicate above average financial soundness and high intrinsic value rela-tive to price.
PORTFOLIO MANAGER
 Eagle Asset Management, Inc.

STRATEGIC EQUITY DIVISION
STRATEGIC EQUITY SERIES
OBJECTIVE
 Long-term capital appreciation.
INVESTMENTS
 Investment primarily in equity securities based on various equity market tim-ing techniques. The amount of the Series' assets allocated to equities shall vary from time to time to seek positive investment performance from advancing equity markets and to reduce exposure to equities when risk/reward character-istics are believed to be less attractive.
PORTFOLIO MANAGER
 Zweig Advisors Inc.

SMALL CAP DIVISION
SMALL CAP SERIES
OBJECTIVE
 Long-term capital appreciation.
INVESTMENTS
 Investment primarily in equity securities of companies that, at the time of purchase, have a total market capitalization -- present market value per share multiplied by the total number of shares outstanding -- within the range of companies included in the Russell 2000 Growth Index.
PORTFOLIO MANAGER
 Fred Alger Management, Inc.

EMERGING MARKETS DIVISION
EMERGING MARKETS SERIES
OBJECTIVE
 Long-term growth of capital.
INVESTMENTS
 Investment primarily in equity securities of companies that are considered to be in emerging market countries in the Pacific Basin, Latin America and else-where. Income is not an objective, and any production of current income is considered incidental to the objective of growth of capital.
PORTFOLIO MANAGER
 Putnam Investment Management, Inc.

MANAGED GLOBAL DIVISION
MANAGED GLOBAL SERIES
OBJECTIVE
 Capital appreciation.
INVESTMENTS
 Investment primarily in common stocks of both domestic and foreign issuers. PORTFOLIO MANAGER
 Putnam Investment Management, Inc.

GROWTH OPPORTUNITIES DIVISION

GROWTH OPPORTUNITIES SERIES
OBJECTIVE
 Capital appreciation.
INVESTMENTS
 Investment primarily in equity securities of domestic companies emphasizing companies with market capitalizations of $1 billion or more.
PORTFOLIO MANAGER
 Montgomery Asset Management, LLC

DEVELOPING WORLD DIVISION
DEVELOPING WORLD SERIES
OBJECTIVE
 Capital appreciation.
INVESTMENTS
 Investment primarily in equity securities of companies in countries having economies and markets generally considered to be emerging or developing.
PORTFOLIO MANAGER
 Montgomery Asset Management, LLC

LIMITED MATURITY BOND DIVISION
LIMITED MATURITY BOND SERIES
OBJECTIVE
 Highest current income consistent with low risk to principal and liquidity. Also seeks to enhance its total return through capital appreciation when market factors indicate that capital appreciation may be available without significant risk to principal.

INVESTMENTS
 Investment primarily in a diversified portfolio of limited maturity debt se-curities. No individual security will at the time of purchase have a remain-ing maturity longer than seven years and the dollar-weighted average maturity of the Series will not exceed five years.
PORTFOLIO MANAGER
 ING Investment Management, LLC

LIQUID ASSET DIVISION
LIQUID ASSET SERIES
OBJECTIVE
 High level of current income consistent with the preservation of capital and liquidity.

INVESTMENTS
 Obligations of the U.S. Government and its agencies and instrumentalities; bank obligations; commercial paper and short-term corporate debt securities.
TERM
 All issues maturing in less than one year.
PORTFOLIO MANAGER
 ING Investment Management, LLC


The following Divisions invest in designated Series of the ESS Trust.

OTC DIVISION
OTC PORTFOLIO
OBJECTIVE
 Long-term growth of capital.
INVESTMENTS
 Investment primarily in securities of companies that are traded principally on the over-the-counter (OTC) market.
PORTFOLIO MANAGER
 Massachusetts Financial Services Company

RESEARCH DIVISION
RESEARCH PORTFOLIO
OBJECTIVE
 Long term growth of capital and future income.
INVESTMENTS
 Investment primarily in common stocks or securities convertible into common stocks of companies believed to possess better than average prospects for long-term growth.
PORTFOLIO MANAGER
 Massachusetts Financial Services Company

TOTAL RETURN DIVISION
TOTAL RETURN PORTFOLIO
OBJECTIVE
 Above-average income consistent with prudent employment of capital.
INVESTMENTS
 Investment primarily in equity securities.
PORTFOLIO MANAGER
 Massachusetts Financial Services Company

GROWTH & INCOME DIVISION
GROWTH & INCOME PORTFOLIO
OJECTIVE
 Long-term total return.
INVESTMENTS
 Investment primarily in equity and debt securities, focusing on small- and mid-cap companies that offer potential appreciation, current income, or both.
PORTFOLIO MANAGER
 Robertson, Stephens & Company Investment Management, L.P.

VALUE + GROWTH DIVISION
VALUE + GROWTH PORTFOLIO
OBJECTIVE
 Capital appreciation.
INVESTMENTS
 Investment primarily in mid-cap growth companies with favorable relationships between price/earnings ratios and growth rates. Mid-cap companies are those with market capitalizations ranging from $750 million to approximately $2 billion.
PORTFOLIO MANAGER
 Robertson, Stephens & Company Investment Management, L.P.

CHANGES WITHIN ACCOUNT B
We may from time to time make additional Divisions available. These Divisions will invest in investment portfolios we find suitable for the Contract. We also have the right to eliminate investment Divisions from Account B, to com-bine two or more Divisions, or to substitute a new portfolio for the portfolio in which a Division invests. A substitution may become necessary if, in our judgment, a portfolio no longer suits the purposes of the Contract. This may happen due to a change in laws or regulations, or a change in a portfolio's investment objectives or restrictions, or because the portfolio is no longer available for investment, or for some other reason. In addition, we reserve the right to transfer assets of Account B, which we determine to be associated with the class of Contracts to which your Contract belongs, to another ac-count. If necessary, we will get prior approval from the insurance department of our state of domicile before making such a substitution or transfer. We will also get any required approval from the SEC and any other required ap-provals before making such a substitution or transfer. We will notify you as soon as practicable of any proposed changes.

When permitted by law, We reserve the right to:

(1) deregister Account B under the 1940 Act;

(2) operate Account B as a management company under the 1940 Act if it is op-erating as a unit investment trust;

(3) operate Account B as a unit investment trust under the 1940 Act if it is operating as a managed separate account;

(4) restrict or eliminate any voting rights as to Account B; and

(5) combine Account B with other accounts.

THE FIXED ACCOUNT
Premium payments may be allocated to the Fixed Account at the time of the Ini-tial Premium payment or as subsequently made. In addition, all or part of of your Accumulation Value may be transferred to the Fixed Account. Assets sup-porting amounts allocated to the Fixed Account are available to fund the claims of all classes of our customers, Owners and other creditors. Interests under your Contract relating to the Fixed Account are registered under the Se-curities Act of 1933 but the Fixed Account is not registered under the 1940 Act.

SELECTING A GUARANTEE PERIOD
 You may select one or more Fixed Allocations with specified Guarantee Periods for investment. We currently offer Guarantee Periods with durations of 1, 3, 5, 7 and 10 years. We reserve the right at any time to decrease or increase the number of Guarantee Periods offered. Not all Guarantee Periods may be available for new allocations. Each Fixed Allocation will have a Maturity Date corresponding to the last day of the calendar month of the applicable Guarantee Period.

 Your Accumulation Value in the Fixed Account equals the sum of your Fixed Al-locations plus the interest credited thereto, as adjusted for any partial withdrawals, reallocations or other charges we may impose. Your Fixed Alloca-tion will be credited with the Guaranteed Interest Rate in effect on the date we receive and accept your premium or reallocation of Accumulation Value. The Guaranteed Interest Rate will be credited daily to yield the quoted Guaran-teed Interest Rate.

GUARANTEED INTEREST RATES
 Each Guarantee Period will have an interest rate that is guaranteed. We do not have a specific formula for establishing the Guaranteed Interest Rates for the different Guarantee Periods. The determination made will be influ-enced by, but not necessarily correspond to, interest rates available on fixed income investments which we may acquire with the amounts we receive as premium payments or reallocations of Accumulation Value under the Contracts. These amounts will be invested primarily in investment-grade fixed income se-curities including: securities issued by the United States Government or its agencies or instrumentalities, which issues may or may not be guaranteed by the United States Government; debt securities that have an investment grade rating, at the time of purchase, within the four highest grades assigned by Moody's Investor Services, Inc. (Aaa, Aa, A or Baa), Standard & Poor's Rat-ings Group (AAA, AA, A or BBB) or any other nationally recognized rating service; mortgage-backed securities collateralized by the Federal Home Loan Mortgage Association, the Federal National Mortgage Association or the Gov-ernment National Mortgage Association, or that have an investment grade rat-ing at the time of purchase within the four highest grades described above; other debt investments; commercial paper; and cash or cash equivalents. You will have no direct or indirect interest in these investments. We will also consider other factors in determining the Guaranteed Interest Rates, includ-ing regulatory and tax requirements, sales commissions and administrative ex-penses borne by us, general economic trends and competitive factors. We can-not predict or guarantee the level of future interest rates. However, no Fixed Allocation will ever have a Guaranteed Interest Rate of less than 3% per year.

 While the foregoing generally describes our investment strategy with respect to the Fixed Account, we are not obligated to invest according to any partic-ular strategy, except as may be required by Delaware and other state insur-ance laws.

TRANSFERS FROM A FIXED ALLOCATION
 You may transfer your Accumulation Value from a Fixed Allocation to one or more new Fixed Allocations with new Guarantee Periods of any length offered by us or to the Divisions of Account B. Unless you specify in writing the Fixed Allocations from which such transfers will be made, we will transfer amounts from the Fixed Allocations starting with the Guarantee Period nearest its Maturity Date, until we have honored your transfer request.

 Transfers from a Fixed Allocation made within 30 days prior to the Maturity Date of the applicable Guarantee Period or pursuant to the dollar cost aver-aging program will not be subject to a Market Value Adjustment. All other transfers from your Fixed Allocations will be subject to a Market Value Ad-justment. The minimum amount that can be transferred to or from any Fixed Al-location is $250. If a transfer request would reduce the Accumulation Value remaining in your Fixed Allocation to less than $250, we will treat such transfer request as a request to transfer the entire Accumulation Value in such Fixed Allocation.

 At the end of a Fixed Allocation's Guarantee Period, you may transfer amounts in that Fixed Allocation to the Divisions and one or more new Fixed Alloca-tions with Guarantee Periods of any length then offered by us. You may not, however, transfer amounts to any Fixed Allocation with a Guarantee Period that extends beyond your Annuity Commencement Date.

 At least 30 calendar days prior to a Maturity Date of any of your Fixed Allo-cations, or earlier if required by state law, we will send you a notice of the Guarantee Periods then available. Prior to the Maturity Date of your Fixed Allocations you must notify us as to which Division or new Guarantee Period you have selected. If timely instructions are not received, we will transfer your Accumulation Value in the maturing Fixed Allocation to a Fixed Allocation with a Guarantee Period equal in length to the expiring Guarantee Period. If such Guarantee Period is not available or extends beyond your an-nuity commencement date, we will transfer your Accumulation Value in the ma-turing Fixed Allocation to the next shortest Guarantee Period which does not extend beyond the Annuity Commencement Date. If no such Guarantee Period is available, we will transfer your Accumulation Value to the Specially Desig-nated Division.

PARTIAL WITHDRAWALS FROM A FIXED ALLOCATION
 Prior to the Annuity Commencement Date and while your Contract is in effect, you may take partial withdrawals from the Accumulation Value in a Fixed Allo-cation by sending satisfactory notice to our Customer Service Center. You may make systematic withdrawals of interest earnings only from a Fixed Allocation under our Systematic Partial Withdrawal Option. (See, Partial Withdrawals, Systematic Partial Withdrawal Option.) Systematic withdrawals from a Fixed Allocation are not permitted if such Fixed Allocation participates in the dollar cost averaging program. Withdrawals from a Fixed Allocation taken within 30 days prior to the Maturity Date and systematic withdrawals are not subject to a Market Value Adjustment; however, a surrender charge may be im-posed. Withdrawals may have federal income tax consequences, including a 10% penalty tax. See Surrender Charge, Surrender Charge for Excess Partial With-drawals and Federal Tax Considerations.

 If you specify a Fixed Allocation from which your partial withdrawal will be made, we will assess the partial withdrawal against that Fixed Allocation. If you do not specify the investment option from which the partial withdrawal will be taken, we will not assess your partial withdrawal against any Fixed Allocations unless the partial withdrawal exceeds the Accumulation Value in the Divisions of Account B. If there is no Accumulation Value in those Divi-sions, partial withdrawals will be deducted from your Fixed Allocations starting with the Guarantee Periods nearest their Maturity Dates until we have honored your request.

MARKET VALUE ADJUSTMENT
 We will apply a Market Value Adjustment, determined by application of the formula described below, in the following circumstances: (i) whenever you make a withdrawal or transfer from a Fixed Allocation, other than withdrawals or transfers made within 30 days prior to the Maturity Date of the applicable Guarantee Period, systematic partial withdrawals, or pursuant to the dollar cost averaging program; and (ii) on the Annuity Commencement Date with re-spect to any Fixed Allocation having a Guarantee Period that does not end on or within 30 days after the annuity commencement date.

 The Market Value Adjustment is determined by multiplying the amount with-drawn, transferred or annuitized by the following factor:

                      (   1+I   ) N/365
                      (---------)          -1
                      (1+J+.0025)


 Where "I" is the Index Rate for a Fixed Allocation as of the first day of the applicable Guarantee Period; "J" is the Index Rate for new Fixed Allocations with Guarantee Periods equal to the number of years (fractional years are rounded up to the next full year except in Pennsylvania) remaining in the Guarantee Period at the time of the withdrawal, transfer or annuitization; and "N" is the remaining number of days in the Guarantee Period at the time of the withdrawal, transfer or annuitization.

 The Index Rate is the average of the Ask Yields for U.S. Treasury Strips as reported by a national quoting service for the applicable maturity. The aver-age currently is based on the period from the 22nd day of the calendar month two months prior to the calendar month of the Index Rate determination to the 21st day of the calendar month immediately prior to the month of determination. The applicable maturity is the maturity date for these U.S. Treasury Strips on or next following the last day of the Guarantee Period.
 If the Ask Yields are no longer available, the Index Rate will be determined using a suitable replacement method approved where required.

 We currently calculate the Index Rate once each calendar month. However, we reserve the right to calculate the Index Rate more frequently than monthly, but in no event will such Index Rate be based upon a period of less than 28 days.

 The Market Value Adjustment may result in either an increase or decrease in the Accumulation Value of your Fixed Allocation. If a full surrender, trans-fer or annuitization from the Fixed Allocation has been requested, the bal-ance of the Market Value Adjustment will be added to or subtracted from the amount surrendered, transferred or annuitized. If a partial withdrawal, transfer or annuitization has been requested, the Market Value Adjustment will be calculated on the total amount that must be withdrawn, transferred or annuitized in order to provide the amount requested. If a negative Market Value Adjustment exceeds the Accumulation Value in the Fixed Allocation, such transaction will be considered a full surrender, transfer or annuitization. The Appendix contains several examples which illustrate the application of the Market Value Adjustment.

____________________________________________________________________

FACTS ABOUT THE CONTRACT

THE OWNER
You are the Owner. You are also the Annuitant unless another Annuitant is named in the application or enrollment form. You have the rights and options described in the Contract. One or more persons may own the Contract. If there are multiple Owners named, the age of the oldest Owner shall determine the ap-plicable death benefit.

Death of an Owner activates the death benefit provision. In the case of a sole Owner who dies prior to the annuity commencement date, we will pay the Benefi-ciary the death benefit when due. The sole Owner's estate will be the Benefi-ciary if no Beneficiary designation is in effect, or if the designated Benefi-ciary has predeceased the Owner. In the case of a joint Owner of the Contract dying prior to the annuity commencement date, we will designate the surviving Owner(s) as the Beneficiary(ies). This supersedes any previous Beneficiary designation.

In the case where the Owner is a trust and a beneficial Owner of the trust has been designated, the beneficial Owner will be treated as the Owner of the Con-tract solely for the purpose of determining the death benefit provisions. If a beneficial Owner is changed or added after the Contract Date, this will be treated as a change of Owner for purposes of determining the death benefit. See Change of Owner or Beneficiary. If no beneficial Owner of the Trust has been designated, the availability of enhanced death benefits will be deter-mined by the age of the Annuitant at issue.

THE ANNUITANT
The Annuitant is the person designated by the Owner to be the measuring life in determining Annuity Payments. The Owner will receive the annuity benefits of the Contract if the Annuitant is living on the Annuity Commencement Date. If the Annuitant dies before the Annuity Commencement Date, and a contingent Annuitant has been named, the contingent Annuitant becomes the Annuitant (un-less the Owner is not an individual, in which case the death benefit becomes payable). Once named, the Annuitant may not be changed at any time.

If there is no contingent Annuitant when the Annuitant dies prior to the Annu-ity Commencement Date, the Owner will become the Annuitant. The Owner may des-ignate a new Annuitant within 60 days of the death of the Annuitant.

If there is no contingent Annuitant when the Annuitant dies prior to the Annu-ity Commencement Date and the Owner is not an individual, we will pay the Ben-eficiary the death benefit then due. The Beneficiary will be as provided in the Beneficiary designation then in effect. If no Beneficiary designation is in effect, or if there is no designated Beneficiary living, the Owner will be the Beneficiary. If the Annuitant was the sole Owner and there is no Benefi-ciary designation, the Annuitant's estate will be the Beneficiary.

Regardless of whether a death benefit is payable, if the Annuitant dies and any Owner is not an individual, such death will trigger application of the distribution rules imposed by Federal tax law.

THE BENEFICIARY
The Beneficiary is the person to whom we pay death benefit proceeds and who becomes the successor Owner if the Owner dies prior to the annuity commence-ment date. We pay death benefit proceeds to the primary Beneficiary (unless there are joint Owners, in which case death proceeds are payable to the surviving Owner(s)). See Proceeds Payable to the Beneficiary.

If the Beneficiary dies before the Annuitant or Owner, the death benefit pro-ceeds are paid to the contingent Beneficiary, if any. If there is no surviving
Beneficiary, we pay the death benefit proceeds to the Owner's estate.

One or more persons may be named as Beneficiary or contingent Beneficiary. In the case of more than one Beneficiary, unless otherwise specified, we will as-sume any death benefit proceeds are to be paid in equal shares to the surviv-ing beneficiaries.

You have the right to change beneficiaries during the Annuitant's lifetime un-less you have designated an irrevocable Beneficiary. When an irrevocable Bene-ficiary has been designated, you and the irrevocable Beneficiary may have to act together to exercise certain rights and options under the Contract.

CHANGE OF OWNER OR BENEFICIARY
During the Annuitant's lifetime and while your Contract is in effect, you may transfer ownership of the Contract (if purchased in connection with a non-qualified plan) subject to our published rules at the time of the change. A change in Ownership may affect the amount of the death benefit and the guaranteed death benefit. You may also change the Beneficiary. To make either of these changes, you must send us written notice of the change in a form satisfactory to us. The change will take effect as of the day the notice is signed. The change will not affect any payment made or action taken by us before recording the change at our Customer Service Center. See Federal Tax Considerations, Transfer of Annuity Contracts, and Assignments.

AVAILABILITY OF THE CONTRACT
We can issue a Contract if both the Annuitant and the Owner are not older than age 85.

TYPES OF CONTRACTS

QUALIFIED CONTRACTS
 The Contract may be issued as an Individual Retirement Annuity or in connec-tion with an individual retirement account. In the latter case, the Contract will be issued without an Individual Retirement Annuity endorsement, and the rights of the participant under the Contract will be affected by the terms and conditions of the particular individual retirement trust or custodial ac-count, and by provisions of the Code and the regulations thereunder. For ex-ample, the individual retirement trust or custodial account will impose mini-mum distribution rules, which may require distributions to commence not later than April 1st of the calendar year following the calendar year in which you attain age 70 1/2. For both Individual Retirement Annuities and individual retirement accounts, the minimum Initial Premium is $1,500.

 IF THE CONTRACT IS PURCHASED TO FUND A QUALIFIED PLAN, DISTRIBUTION MUST COMMENCE NOT LATER THAN APRIL 1ST OF THE CALENDAR YEAR FOLLOWING THE CALENDAR YEAR IN WHICH YOU ATTAIN AGE 70 1/2. IF YOU OWN MORE THAN ONE QUALIFIED PLAN, YOU SHOULD CONSULT YOUR TAX ADVISOR.

NON-QUALIFIED CONTRACTS
 The Contract may fund any non-qualified plan. Non-qualified Contracts do not qualify for any tax-favored treatment other than the benefits provided for by annuities.

YOUR RIGHT TO SELECT OR CHANGE CONTRACT OPTIONS
Before the Annuity Commencement Date, you may change the Annuity Commencement Date, frequency of Annuity Payments or the Annuity Option by sending a written request to our Customer Service Center. The Annuitant may not be changed at any time.

PREMIUMS
You purchase the Contract with an Initial Premium. After the end of the Free Look Period, you may make additional premium payments. See Making Additional Premium Payments. The minimum Initial Premium is $10,000 for a non-qualified Contract and $1,500 for a qualified Contract.

You must receive our prior approval before making a premium payment that causes the Accumulation Value of all annuities that you maintain with us to exceed $1,000,000. We may change the minimum initial or additional premium re-quirements for certain group or sponsored arrangements. See Group or Sponsored Arrangements.

QUALIFIED PLANS
 For IRA Contracts, the annual premium on behalf of any individual Contract may not exceed $2,000. Provided your spouse does not make a contribution to an IRA, you may set up a spousal IRA even if your spouse has earned some com-pensation during the year. The maximum deductible amount for a spousal IRA program is the lesser of $2,250 or 100% of your compensation reduced by the contribution (if any) made by you for the taxable year to your own IRA. How-ever, no more than $2,000 can go to either your or your spouse's IRA in any one year. For example, $1,750 may go to your IRA and $500 to your spouse's IRA. These maximums are not applicable if the premium is the result of a rollover from another qualified plan.

WHERE TO MAKE PAYMENTS
 Remit premium payments to our Customer Service Center. The address is shown on the cover. We will send you a confirmation notice.

MAKING ADDITIONAL PREMIUM PAYMENTS
You may make additional premium payments after the end of the Free Look Peri-od. We can accept additional premium payments until either the Annuitant or Owner reaches the Attained Age of 85 under non-qualified plans. For qualified plans, no contributions may be made to an IRA Contract for the taxable year in which you attain age 70 1/2 and thereafter (except for rollover contribu-tions). The minimum additional premium payment we will accept is $500 for a non-qualified plan and $250 for a qualified plan.

CREDITING PREMIUM PAYMENTS
The Initial Premium will be accepted or rejected within two business days of receipt by us if accompanied by information sufficient to permit us to deter-mine if we are able to issue a Contract. We may retain an Initial Premium for up to five business days while attempting to obtain information sufficient to enable us to issue the Contract. If we are unable to do so within five busi-ness days, the applicant or enrollee will be informed of the reasons for the delay and the Initial Premium will be returned immediately unless the appli-cant or enrollee consents to our retaining the Initial Premium until we have received the information we require. Thereafter, all additional premiums will be accepted on the day received.

In certain states we will also accept, by agreement with broker-dealers, transmittal of initial and additional premium payments by wire order from the broker-dealer to our Customer Service Center. Such transmittals must be accom-panied by a simultaneous telephone facsimile or other electronic data trans-mission containing the essential information we require to open an account and allocate the premium payment. Contact our Customer Service Center to find out about state availability and broker-dealer requirements.

Upon our acceptance of premium payments received via wire order and accompa-nied by sufficient electronically transmitted data, we will issue the Con-tract, allocate the premium payment according to your instructions, and invest the payment at the value next determined following receipt. See Restrictions on Allocation of Premium Payments. Wire orders not accompanied by sufficient data to enable us to accept the premium payment may be retained for up to five business days while we attempt to obtain information sufficient to enable us to issue the Contract. If we are unable to do so, our Customer Service Center will inform the broker-dealer, on behalf of the applicant or enrollee, of the reasons for the delay and return the premium payment immediately to the bro-ker-dealer for return to the applicant or enrollee, unless the applicant or enrollee specifically consents to allow us to retain the premium payment until our Customer Service Center receives the required information.

On the date we receive and accept your initial or additional premium payment:

(1) We allocate the Initial Premium among the Divisions and Fixed Allocations according to your instructions, subject to any restrictions. See Restric-tions on Allocation of Premium Payments. For additional premium payments, the Accumulation Value will increase by the amount of the premium. If we do not receive instructions from you, the increase in the Accumulation Value will be allocated among the Divisions in proportion to the amount of Accumulation Value in each Division as of the date we receive and accept the additional premium payment. If there is no Accumulation Value in the Divisions, the increase in the Accumulation Value will be allocated to a Fixed Allocation with the shortest Guarantee Period then available.

(2) For an Initial Premium, we calculate your applicable death benefit. When an additional premium payment is made, we increase your applicable death benefit in accordance with the death benefit option in effect for your Contract.

Following receipt and acceptance of the wire order and accompanying data, and investment of the premium payment, we will follow one of the two procedures set forth below. The one we follow is determined by state availability and the procedures of the broker-dealer which submitted the wire order.

(1) We will issue the Contract. However, until we have received and accepted a properly completed application or enrollment form, we reserve the right to rescind the Contract. If the form is not received within fifteen days of receipt of the premium payment, we will refund the Accumulation Value plus any charges we deducted, and the Contract will be voided. Some states re-quire that we return the premium paid. In these states, different rules will apply.

(2) Based on the information provided, we will issue the Contract. We will mail the Contract to you, together with an Application Acknowledgement Statement. You must execute the Application Acknowledgement Statement and return it to us at our Customer Service Center. Until we receive the exe-cuted Application Acknowledgement Statement, neither you nor the broker-dealer may execute any financial transactions with respect to the Contract unless such transactions are appropriately requested in writing by you.

RESTRICTIONS ON ALLOCATION OF PREMIUM PAYMENTS
We may require that an Initial Premium designated for a Division of Account B be allocated to the Specially Designated Division during the Free Look Period for Initial Premiums received from some states. After the free look period, if your Initial Premium was allocated to the Specially Designated Division, we will transfer the Accumulation Value to the Divisions you previously selected based on the index of investment experience next computed for each Division. See Facts About the Contract, Measurement of Investment Experience, Index of Investment Experience and Unit Value. Initial premiums designated for the Fixed Account will be allocated to a Fixed Allocation with the Guarantee Pe-riod you have chosen.

YOUR RIGHT TO REALLOCATE
You may reallocate your Accumulation Value among the Divisions and Fixed Allo-cations at the end of the free look period. We currently do not assess a charge for allocation changes made during a Contract Year. We reserve the right, however, to assess a $25 charge for each allocation change after the twelfth allocation change in a Contract Year. We require that each realloca-tion of your Accumulation Value equal at least $250 or, if less, your entire Accumulation Value within a Division or Fixed Allocation. We reserve the right to limit, upon notice, the maximum number of reallocations you may make within a Contract Year. In addition, we reserve the right to defer the reallocation privilege at any time we are unable to purchase or redeem shares of the GCG Trust or the ESS Trust. We also reserve the right to modify or terminate your right to reallocate your Accumulation Value at any time in accordance with ap-plicable law. Reallocations from the Fixed Account are subject to the Market Value Adjustment unless taken as part of the dollar cost averaging program or within 30 days prior to the Maturity Date of the applicable Guarantee Period. To make a reallocation change, you must provide us with satisfactory notice at our Customer Service Center.

We reserve the right to limit the number of reallocations of your Accumulation Value among the Divisions and Fixed Allocations or refuse any reallocation re-quest if we believe that: (a) excessive trading by you or a specific realloca-tion request may have a detrimental effect on unit values or the share prices of the underlying Series; or (b) we are informed by the GCG Trust or the ESS Trust that the purchase or redemption of shares is to be restricted because of excessive trading or a specific reallocation or group of reallocations is deemed to have a detrimental effect on share prices of the GCG Trust or the ESS Trust.

Where permitted by law, we may accept your authorization of third party real-location on your behalf, subject to our rules. We may suspend or cancel such acceptance at any time. We will notify you of any such suspension or cancella-tion. We may restrict the Divisions and Fixed Allocations that will be avail-able to you for reallocations of premiums during any period in which you au-thorize such third party to act on your behalf. We will give you prior notification of any such restrictions. However, we will not enforce such re-strictions if we are provided evidence satisfactory to us that: (a) such third party has been appointed by a court of competent jurisdiction to act on your behalf; or (b) such third party has been appointed by you to act on your be-half for all your financial affairs.

Some restrictions may apply based on the free look provisions of the state where the Contract is issued. See Your Right to Cancel or Exchange Your Contract.

DOLLAR COST AVERAGING
If you have at least $10,000 of Accumulation Value in the Limited Maturity Bond Division, the Liquid Asset Division or a Fixed Allocation with a one year Guarantee Period, you may elect the dollar cost averaging program and have a specified dollar amount transferred from those Divisions or such Fixed Alloca-tion on a monthly basis.

The main objective of dollar cost averaging is to attempt to shield your in-vestment from short-term price fluctuations. Since the same dollar amount is transferred to other Divisions each month, more units are purchased in a Divi-sion if the value per unit is low and less units are purchased if the value per unit is high.

Therefore, a lower than average value per unit may be achieved over the long term. This plan of investing allows investors to take advantage of market fluctuations but does not assure a profit or protect against a loss in declin-ing markets.

Dollar cost averaging may be elected at issue or at a later date. The minimum amount that may be transferred each month is $250. The maximum amount which may be transferred is equal to your Accumulation Value in the Limited Maturity Bond Division, the Liquid Asset Division or a Fixed Allocation with a one year
Guarantee Period when you elect the dollar cost averaging program, divided by 12.

The transfer date will be the same calendar day each month as the Contract Date. The dollar amount will be allocated to the Divisions in which you are invested in proportion to your Accumulation Value in each Division unless you specify otherwise. If, on any transfer date, your Accumulation Value is equal to or less than the amount you have elected to have transferred, the entire amount will be transferred and the program will end. You may change the trans-fer amount once each Contract Year, or cancel this program by sending satis-factory notice to our Customer Service Center at least seven days before the next transfer date. Any allocation under this program will not be included in determining if the excess allocation charge will apply. We currently do not permit transfers under the dollar cost averaging program from Fixed Alloca-tions with other than one year Guarantee Periods. Transfers from a Fixed Allo-cation under the dollar cost averaging program will not be subject to a Market Value Adjustment. See, Market Value Adjustment. A Fixed Allocation may not participate simultaneously in both the dollar cost averaging program and the Systematic Partial Withdrawal Option.

WHAT HAPPENS IF A DIVISION IS NOT AVAILABLE
When a distribution is made from an investment portfolio supporting a Division of Account B in which reinvestment is not available, we will allocate the dis-tribution, unless you specify otherwise, to the Specially Designated Division.

Such a distribution can occur when (a) an investment portfolio matures, or (b) a distribution from a portfolio or Division cannot be reinvested in the port-folio or Division due to the unavailability of securities for acquisition. When an investment portfolio matures, we will notify you in writing 30 days in advance of that date. To elect an allocation of the distribution to other than the Specially Designated Division, you must provide satisfactory notice to us at least seven days prior to the date the portfolio matures. Such allocations are not counted for purposes of the number of free allocation changes permit-ted. When a distribution from a portfolio or Division cannot be reinvested in the portfolio due to the unavailability of securities for acquisition, we will notify you promptly after the allocation has occurred. If within 30 days you allocate the Accumulation Value from the Specially Designated Division to other Divisions or Fixed Allocations of your choice, such allocations will not be included in determining if the excess allocation charge will apply.

YOUR ACCUMULATION VALUE
Your Accumulation Value is the sum of the amounts in each of the Divisions and the Fixed Allocations in which you are invested, and is the amount available for investment at any time. You select the Divisions and Fixed Allocations to which to allocate your Accumulation Value. We adjust your Accumulation Value on each Valuation Date to reflect the Divisions' investment performance and interest credited to your Fixed Allocations, any additional premium payments or partial withdrawals since the previous Valuation Date, and on each Contract processing date to reflect any deduction of the annual Contract fee. Your Accumulation Value is applied to your choice of an Annuity Option on the Annuity Commencement Date subject to our published rules at such time. See Choosing an Income Plan.

ACCUMULATION VALUE IN EACH DIVISION

ON THE CONTRACT DATE
 On the Contract Date, your Accumulation Value is allocated to each Division as you have specified, unless the Contract is issued in a state that requires the return of premium payments during the Free Look Period, in which case, the portion of your Initial Premium not allocated to a Fixed Allocation will be allocated to the Specially Designated Division during the Free Look Peri-od. See Your Right to Cancel or Exchange Your Contract.

ON EACH VALUATION DATE
 At the end of each subsequent Valuation Period, the amount of Accumulation Value in each Division will be calculated as follows:

 (1) We take the Accumulation Value in the Division at the end of the preced-ing Valuation Period.

 (2) We multiply (1) by the Division's net rate of return for the current Val-uation Period.

 (3) We add (1) and (2).

 (4) We add to (3) any additional premium payments allocated to the Division during the current Valuation Period.

 (5) We add or subtract allocations to or from that Division during the cur-rent Valuation Period.

 (6) We subtract from (5) any partial withdrawals and any associated charges allocated to that Division during the current Valuation Period.

 (7) We subtract from (6) the amounts allocated to that Division for:

   (a)any Contract fees; and

   (b)any charge for premium taxes.

 All amounts in (7) are allocated to each Division in the proportion that (6) bears to the Accumulation Value in Account B, unless the Charge Deduction Di-vision has been specified. See Charges Deducted from the Accumulation Value.

MEASUREMENT OF INVESTMENT EXPERIENCE

INDEX OF INVESTMENT EXPERIENCE AND UNIT VALUE
 The investment experience of a Division is determined on each Valuation Date. We use an index to measure changes in each Division's experience during a Valuation Period. We set the index at $10 when the first investments in a Di-vision are made, except for the OTC, Research, Total Return, Growth and In-come, and Value + Growth Divisions, which started with indices of $14.64, $16.43, $13.76, $10.94, and $11.99, respectively. The index for a current Valuation Period equals the index for the preceding Valuation Period multi-plied by the experience factor for the current Valuation Period.

 We may express the value of amounts allocated to the Divisions in terms of units. We determine the number of units for a given amount on a Valuation Date by dividing the dollar value of that amount by the index of investment experience for that date. The index of investment experience is equal to the value of a unit.

HOW WE DETERMINE THE EXPERIENCE FACTOR
 For Divisions of Account B the experience factor reflects the investment ex-perience of the Series of the Trust in which a Division invests as well as the charges assessed against the Division for a Valuation Period. The factor is calculated as follows:

 (1) We take the net asset value of the portfolio in which the Division in-vests at the end of the current Valuation Period.

 (2) We add to (1) the amount of any dividend or capital gains distribution declared for the investment portfolio and reinvested in such portfolio during the current Valuation Period. We subtract from that amount a charge for our taxes, if any.

 (3) We divide (2) by the net asset value of the portfolio at the end of the preceding Valuation Period.

 (4) We subtract the applicable daily mortality and expense risk charge from each Division for each day in the valuation period.

 (5) We subtract the daily asset based administrative charge from each Divi-sion for each day in the valuation period.

 Calculations for Divisions investing in a Series are made on a per share ba-sis.

NET RATE OF RETURN FOR A DIVISION
 The net rate of return for a Division during a valuation period is the expe-rience factor for that Valuation Period minus one.

CASH SURRENDER VALUE
Your Contract's Cash Surrender Value fluctuates daily with the investment re-sults of the Divisions, interest credited to Fixed Allocations and any Market Value Adjustment. We do not guarantee any minimum Cash Surrender Value. On any date before the Annuity Commencement Date while the Contract is in effect, the cash surrender value is calculated as follows:

 (1) We take the Contract's Accumulation Value;

 (2) We deduct from (1) any surrender charge and any charge for premium taxes;

 (3) We deduct from (2) any charges incurred but not yet deducted; and

 (4) We adjust (3) for any Market Value Adjustment.

SURRENDERING TO RECEIVE THE CASH SURRENDER VALUE
The Contract may be surrendered by the Owner at any time while the Annuitant is living and before the Annuity Commencement Date.

A surrender will be effective on the date your written request and the Con-tract are received at our Customer Service Center. The Cash Surrender Value is determined and all benefits under the Contract will then be terminated, as of that date. You may receive the Cash Surrender Value in a single sum payment or apply it under one or more Annuity Options. See The Annuity Options. We will usually pay the Cash Surrender Value within seven days but we may delay pay-ment. See When We Make Payments.

PARTIAL WITHDRAWALS
Prior to the Annuity Commencement Date, while the Annuitant is living and the Contract is in effect, you may take partial withdrawals from the Accumulation Value by sending satisfactory notice to our Customer Service Center. Unless you specify otherwise, the amount of the withdrawal, including any surrender charge and Market Value Adjustment, will be taken in proportion to the amount of Accumulation Value in each Division in which you are invested. If there is no Accumulation Value in those Divisions, partial withdrawals will be deducted from your Fixed Allocations starting with the Guarantee Periods nearest their Maturity Dates until we have honored your request.

There are three options available for selecting partial withdrawals, the Con-ventional Partial Withdrawal Option, the Systematic Partial Withdrawal Option and the IRA Partial Withdrawal Option. All three options are described below. The maximum amount you may withdraw each Contract Year without incurring a surrender charge is 15% of your Accumulation Value. See Surrender Charge for Excess Partial Withdrawals. Partial withdrawals may not be repaid. A partial withdrawal request for an amount in excess of 90% of the Cash Surrender Value will be treated as a request to surrender the Contract.

CONVENTIONAL PARTIAL WITHDRAWAL OPTION
 After the Free Look Period, you may take conventional partial withdrawals. The minimum amount you may withdraw under this option is $1,000. A conven-tional partial withdrawal from a Fixed Allocation may be subject to a Market Value Adjustment.

SYSTEMATIC PARTIAL WITHDRAWAL OPTION
 This option may be elected at the time you apply for a Contract, or at a later date. This option may be elected to commence in a Contract Year where a conventional partial withdrawal has been taken. However, it may not be elected while the IRA Partial Withdrawal Option is in effect.

 You may choose to receive systematic partial withdrawals on a monthly, quar-terly, or annual basis from your Accumulation Value in the Divisions or the Fixed Allocations. The commencement of payments under this option may not be elected to start sooner than 28 days after the Contract Issue Date. You se-lect the date when the withdrawals will be made but no later than the 28th day of the month. If no date is selected, the withdrawals will be made on the same calendar day of each month as the Contract Date.

 You may select a dollar amount or a percentage of the Accumulation Value from the Divisions in which you are invested as the amount of your withdrawal sub-ject to the following maximums, but in no event can a payment be less than $100:

    FREQUENCY                                               MAXIMUM PERCENTAGE
    ---------                                               ------------------
    Monthly                                                        1.25%
    Quarterly                                                      3.75%
    Annual                                                        15.00%

 If a dollar amount is selected and the amount to be systematically withdrawn would exceed the applicable maximum percentage of your Accumulation Value on the withdrawal date, the amount withdrawn will be reduced so that it equals such percentage. For example, if a $500 monthly withdrawal was elected and on the withdrawal date 1.25% of the Accumulation Value equaled $300, the with-drawal amount would be reduced to $300. If a percentage is selected and the amount to be systematically withdrawn based on that percentage would be less than the minimum of $100, we would increase the amount to $100 provided it does not exceed the maximum percentage. If it is below the maximum percentage we will send the minimum. If it is above the maximum percentage we will send the amount and then cancel the option. For example, if you selected 1.0% to be systematically withdrawn on a monthly basis and that amount equaled $90, and since $100 is less than 1.25% of the Accumulation Value, we would send $100. If 1.0% equaled $75, and since $100 is more than 1.25% of the Accumula-tion Value we would send $75 and then cancel the option. In such a case, in order to receive systematic partial withdrawals in the future, you would be required to submit a new notice to our Customer Service Center.

 Systematic Partial Withdrawals from Fixed Allocations are limited to interest earnings during the prior month, quarter, or year, depending on the frequency chosen. Systematic withdrawals are not subject to a Market Value Adjustment. A Fixed Allocation, however, may not participate simultaneously in both the dollar cost averaging program and the Systematic Partial Withdrawal Option.

 You may change the amount or percentage of your withdrawal once each Contract Year or cancel this option at any time by sending satisfactory notice to our Customer Service Center at least seven days prior to the next scheduled with-drawal date. However, you may not change the amount or percentage of your withdrawals in any Contract Year during which you have previously taken a conventional partial withdrawal.

IRA PARTIAL WITHDRAWAL OPTION
 If you have an IRA Contract and will attain age 70 1/2 in the current calen-dar year, distributions may be made to you to satisfy requirements imposed by Federal tax law. IRA partial withdrawals provide payout of amounts required to be distributed by the Internal Revenue Service rules governing mandatory distributions under qualified plans. See Federal Tax Considerations. We will send you a notice before your distributions commence, and you may elect this option at that time, or at a later date. You may not elect IRA partial withdrawals while the Systematic Partial Withdrawal Option is in effect. If you do not elect the IRA Partial Withdrawal Option, and distributions are required by Federal tax law, distributions adequate to satisfy the requirements imposed by Federal tax law may be made. Thus, if the Systematic Partial Withdrawal Option is in effect, distributions under that option must be adequate to satisfy the mandatory distribution rules imposed by Federal tax law.

 You may choose to receive IRA partial withdrawals on a monthly, quarterly or annual frequency. You select the day of the month when the withdrawals will be made, but it cannot be later than the 28th day of the month. If no date is selected, the withdrawals will be made on the same calendar day of the month as the Contract Date.

 At your request, we will determine the amount that is required to be with-drawn from your Contract each year based on the information you give us and various choices you make. For information regarding the calculation and choices you have to make, see the Statement of Additional Information. The minimum dollar amount you can withdraw is $100. At the time we determine the required partial withdrawal amount for a taxable year based on the frequency you select, if that amount is less than $100, we will pay $100. At any time where the partial withdrawal amount is greater than the Accumulation Value, we will cancel the Contract and send you the amount of the Cash Surrender Value.

 You may change the payment frequency of your withdrawals once each Contract Year or cancel this option at any time by sending us satisfactory notice to our Customer Service Center at least seven days prior to the next scheduled withdrawal date.

 An IRA partial withdrawal in excess of the amount allowed under the System-atic Partial Withdrawal Option may be subject to a Market Value Adjustment.

PARTIAL WITHDRAWALS IN GENERAL
 CONSULT YOUR TAX ADVISOR REGARDING THE TAX CONSEQUENCES ASSOCIATED WITH TAK-ING PARTIAL WITHDRAWALS. A partial withdrawal made before the taxpayer reaches age 59 1/2 may result in imposition of a tax penalty of 10% of the taxable portion withdrawn. See Federal Tax Considerations for more details.

AUTOMATIC REBALANCING
If you have at least $10,000 of Accumulation Value invested in the Divisions, you may elect to participate in our automatic rebalancing program. Automatic rebalancing provides you with an easy way to maintain the particular asset al-location that you and your financial advisor have determined are most suitable for your individual long-term investment goals. We do not charge a fee for participating in our automatic rebalancing program.

Under the program you may elect to have all your allocations among the Divi-sions rebalanced on a quarterly, semi-annual, or annual calendar basis.
The minimum size of an allocation to a Division must be in full percentage points. Rebalancing does not affect any amounts that you have allocated to the Fixed Account. The program may be used in conjunction with the systematic partial withdrawal option only where such withdrawals are taken pro rata. Automatic rebalancing is not available if you participate in dollar cost averaging. Automatic rebalancing will not take place during the free look period.

To participate in automatic rebalancing you must submit to our Customer Serv-ice Center written notice in a form satisfactory to us. We will begin the pro-gram on the last Valuation Date of the applicable calendar period in which we receive the notice. You may cancel the program at any time. The program will automatically terminate if you choose to reallocate your Accumulation Value among the Divisions or if you make an additional premium payment or partial withdrawal on other than a pro rata basis. Additional premium payments and partial withdrawals effected on a pro rata basis will not cause the automatic rebalancing program to terminate.

PROCEEDS PAYABLE TO THE BENEFICIARY
If the Owner or the Annuitant (when the Owner is other than an individual) dies prior to the annuity commencement date, we will pay the Beneficiary the death benefit proceeds under the Contract. Such amount may be received in a single sum or applied to any of the Annuity Options. See The Annuity Options. If we do not receive a request to apply the death benefit proceeds to an Annu-ity Option, a single sum distribution will be made. Any distributions from non-qualified Contracts must comply with applicable Federal tax law distribu-tion requirements.

DEATH BENEFIT OPTIONS
Subject to our rules, there are three death benefit options that may be elected by you at issue under the Contract: the Standard Death Benefit Option; the 7% Solution Enhanced Death Benefit Option; and the Annual Ratchet Enhanced Death Benefit Option.

The 7% Solution Enhanced Death Benefit Option may only be elected at issue and only if the Owner or Annuitant (when the Owner is other than an individual) is age 80 or younger at issue. The 7% Solution Enhanced Death Benefit Option may not be available where a Contract is held by joint Owners. The Annual Ratchet Enhanced Death Benefit Option may only be elected at issue and only if the Owner or Annuitant (when the Owner is other than an individual) is age 79 or younger at issue.

If an enhanced death benefit is elected, the death benefit under the Contract is equal to the greatest of: (i) the Accumulation Value; (ii) total premium payments less any partial withdrawals; (iii) the Cash Surrender Value; and
(iv) the enhanced death benefit (see below).

We may offer a reduced death benefit under certain group and sponsored ar-rangements. See Other Contract Provisions, Group or Sponsored Arrangements.

STANDARD DEATH BENEFIT OPTION
 You will automatically receive the Standard Death Benefit Option unless you elect one of the enhanced death benefits. The Standard Death Benefit Option for the Contract is equal to the greatest of: (i) your Accumulation Value;
 (ii) total premiums less any partial withdrawals; and (iii) the Cash Surren-der Value.

7% SOLUTION ENHANCED DEATH BENEFIT OPTION

(1) We take the enhanced death benefit from the prior Valuation Date. On the Contract Date, the enhanced death benefit is equal to the Initial Premium.

(2) We calculate interest on (1) for the current Valuation Period at the en-hanced death benefit interest rate, which rate is an annual rate of 7%; except that with respect to amounts in the Liquid Asset Division and Lim-ited Maturity Bond Division, the interest rate applied to such amounts will be the respective net rate of return for such Divisions during the current Valuation Period, if it is less than an annual rate of 7%; and ex-cept with respect to amounts in a Fixed Allocation, the interest rate ap-plied to such amounts will be the interest credited to such Fixed Allocation during the current Valuation Period, if it is less than an annual rate of 7%.

  Each accumulated initial or additional premium payment reduced by any par-tial withdrawals (including any associated Market Value Adjustment and sur-render charge incurred) allocated to such premium will continue to grow at the enhanced death benefit interest rate until reaching the maximum en-hanced death benefit. Such maximum enhanced death benefit is equal to two times the initial or each additional premium paid, as reduced by partial withdrawals. Each partial withdrawal reduces the maximum enhanced death benefit as follows: first, the maximum enhanced death benefit is reduced by the amount of any partial withdrawal of earnings; second, the maximum enhanced death benefit is reduced in proportion to the reduction in the Accumulation Value for any partial withdrawal of premium (in each case, including any associated market value adjustment and surrender charge incurred). To the extent that partial withdrawals in a contract year do not exceed 7% of cumulative premiums and did not exceed 7% of cumulative premiums in any prior contract year, such withdrawals will be treated as withdrawals of earnings for the purpose of calculating the maximum enhanced death benefit.

(3) We add (1) and (2).

(4) We add to (3) any additional premiums paid during the current Valuation Pe-riod.

(5) We subtract from (4) any partial withdrawals (including any Market Value Adjustments and surrender charges incurred) made during the current Valua-tion Period.

ANNUAL RATCHET ENHANCED DEATH BENEFIT OPTION

(1) We take the enhanced death benefit from the prior Valuation Date. On the Contract Date, the enhanced death benefit is equal to the Initial Premium.

(2) We add to (1) any additional premiums paid since the prior Valuation Date and subtract from (1) any partial withdrawals (including any Market Value Adjustments and surrender charges incurred) taken since the prior Valuation Date.

(3) On a Valuation Date that occurs on or prior to the Owner's Attained Age 80 which is also a Contract Anniversary, we set the enhanced death benefit equal to the greater of (2) or the Accumulation Value as of such date.

  On all other Valuation Dates, the enhanced death benefit is equal to (2).

HOW TO CLAIM PAYMENTS TO BENEFICIARY
 We must receive due proof of the death of the Owner or the Annuitant (if the Owner is other than an individual) (such as an official death certificate) at our Customer Service Center before we will make any payments to the Benefi-ciary.

 We will calculate the death benefit as of the date we receive due proof of death. The Beneficiary should contact our Customer Service Center for instructions.

REPORTS TO OWNERS
We will send you a report once each calendar quarter within 31 days after the end of each calendar quarter. The report will show the Accumulation Value, the Cash Surrender Value, and the death benefit as of the end of the calendar quar-ter. The report will also show the allocation of your Accumulation Value as of such date and the amounts deducted from or added to the Accumulation Value since the last report. The report will also include any other information that may be currently required by the insurance supervisory official of the juris-diction in which the Contract is delivered.

We will also send you copies of any shareholder reports of the portfolios or securities in which Account B invests, as well as any other reports, notices or documents required by law to be furnished to Owners.

WHEN WE MAKE PAYMENTS
We will generally pay death benefit proceeds and the cash surrender value within seven days after our Customer Service Center receives all the informa-tion needed to process the payment.

However, we may delay payment of amounts derived from the Divisions if it is not practical for us to value or dispose of shares of Account B because:

(1) The NYSE is closed for trading;

(2) The SEC determines that a state of emergency exists;

(3) An order or pronouncement of the SEC permits a delay for the protection of Owners; or,

(4) The check used to pay the premium has not cleared through the banking sys-tem. This may take up to 15 days.

During such times, as to amounts allocated to the Divisions, we may delay:

(1) Determination and payment of any Cash Surrender Value;

(2) Determination and payment of any death benefit if death occurs before the Annuity Commencement Date;

(3) Allocation changes of the Accumulation Value; or,

(4) Application under an Annuity Option of the Accumulation Value.

We reserve the right to delay payment of amounts from the Fixed Account for up to six months.
_______________________________________________________________________

CHARGES AND FEES

We deduct the charges described below to cover our cost and expenses, services provided and risks assumed under the Contracts. We incur certain costs and ex-penses for the distribution and administration of the Contracts, for providing the benefits payable thereunder and for bearing various risks thereunder. The amount of a charge will not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge. For example, the Surrender Charge collected may not fully cover all of the distribution expenses incurred by us.

CHARGE DEDUCTION DIVISION
You may specify at issue if you wish to have all charges against the Accumula-tion Value deducted from the Liquid Asset Division. We call this the Charge Deduction Division Option, and within this context refer to the Liquid Asset Division as the Charge Deduction Division. If you do not elect this option, or if the amount of the charges is greater than the amount in the Division, the charges will be deducted as discussed below. You may also choose to elect or cancel this option while the Contract is in force by sending satisfactory no-tice to our Customer Service Center.

CHARGES DEDUCTED FROM THE ACCUMULATION VALUE
We invest the entire amount of the initial and any additional premium payments in the Divisions and the Fixed Allocations you select, subject to certain re-strictions. See Restrictions on Allocation of Premium Payments. We then may deduct certain amounts from your Accumulation Value. We may reduce certain fees and charges, including any surrender, administration, and mortality and expense risk charges, under group or sponsored arrangements. See Group or Sponsored Arrangements. Unless you have elected the Charge Deduction Division, charges are deducted proportionately from all affected Divisions in which you are invested. If there is no Accumulation Value in those Divisions, we will deduct charges from your Fixed Allocations starting with the Guarantee Periods nearest their Maturity Dates until such charges have been paid. The charges we deduct are:

SURRENDER CHARGE
 A contingent deferred sales charge ("Surrender Charge") is imposed as a per-centage of each premium payment if the Contract is surrendered or an excess partial withdrawal is taken during the seven year period from the date we receive and accept such premium payment. The percentage of premium payments deducted at the time of surrender or excess partial withdrawal depends upon the number of complete years that have elapsed since that premium payment was made. We determine the surrender charge as a percentage of each premium payment as follows:

  Complete Years Elapsed      Surrender
   Since Premium Payment       Charge
    -------------------       ---------
             0                   7%
             1                   7%
             2                   6%
             3                   5%
             4                   4%
             5                   3%
             6                   1%
            7+                   0%

 Subject to our rules and as described in the Contract, the surrender charge arising from a surrender or excess partial withdrawal will be waived in the following events:

 (1) you begin receiving qualified extended medical care on or after the first Contract anniversary for at least 45 days during any continuous sixty-day period, and your request for the surrender or withdrawal, together with all required proof of such qualified extended medical care, must be re-ceived at our Customer Service Center during the term of such care or within ninety days after the last day upon which you received such care.

 (2) you are first diagnosed by a qualifying medical professional, on or after the first Contract Anniversary, as having a Qualifying Terminal Illness. Written proof of terminal illness, satisfactory to us, must be received at our Customer Service Center. We reserve the right to require an examination by a physician of our choice.

 See your Contract for more information. The waiver of surrender charge may not be available in all states.

SURRENDER CHARGE FOR EXCESS PARTIAL WITHDRAWALS
 There is considered to be an excess partial withdrawal in any Contract Year in which the amount withdrawn exceeds 15% of your Accumulation Value on the date of the withdrawal minus any amount withdrawn during that Contract Year. Where you are receiving systematic partial withdrawals, any combination of conventional partial withdrawals taken and any systematic partial withdrawals expected to be received in a Contract Year will be considered in determining the amount of the excess partial withdrawal. Such a withdrawal will be con-sidered a partial surrender of the Contract and we will impose a surrender charge and any associated premium tax. See Facts About the Contract, The Fixed Account, Market Value Adjustment. Such charges will be deducted from the Accumulation Value in proportion to the Accumulation Value in each Divi-sion or Fixed Allocation from which the excess partial withdrawal was taken. In instances where the excess partial withdrawal equals the entire Accumula-tion Value in each such Division or Fixed Allocation, charges will be de-ducted proportionately from all other Divisions and Fixed Allocations in which you are invested.

 For purposes of calculating the surrender charge for the excess partial with-drawal, (i) we treat premium payments as being withdrawn on a first-in first-out basis, and (ii) amounts withdrawn which are not considered an excess par-tial withdrawal are not treated as a withdrawal of any premium payments. Although we treat premium payments as being withdrawn before earnings for purposes of calculating the surrender charge for excess partial withdrawals, the Federal income tax law treats earnings as withdrawn first. See Federal Tax Considerations, Taxation of Non-Qualified Annuities.

 For example, the following assumes an Initial Premium payment of $10,000 and additional premium payments of $10,000 in each of the second and third Con-tract Years, for total premium payments under the Contract of $30,000. It also assumes a partial withdrawal at the beginning of the fourth Contract Year of 20% of the Accumulation Value of $35,000.

 In this example, $5,250 ($35,000 x .15) is the maximum partial withdrawal that may be withdrawn during the Contract Year without the imposition of a surrender charge. The total partial withdrawal would be $7,000 ($35,000 x .2). Therefore, $1,750 ($7,000-$5,250) is considered an excess partial with-drawal of a part of the Initial Premium payment of $10,000 and would be sub-ject to a 5% surrender charge of $87.50 ($1,750 x .05). This example does not take into account any Market Value Adjustment or deduction of any premium taxes.

PREMIUM TAXES
 We make a charge for state and local premium taxes in certain states which can range from 0% to 3.5% of premium. The charge depends on the Owner's state of residence. We reserve the right to change this amount to conform with changes in the law or if the Owner changes state of residence.

 Premium taxes are generally incurred on the annuity commencement date and a charge for such premium taxes is then deducted from your Accumulation Value on such date. However, some jurisdictions impose a premium tax at the time that initial and additional premiums are paid, regardless of the Annuity Com-mencement Date. In those states we may initially defer collection of the amount of the charge for premium taxes from your Accumulation Value and de-duct it against Accumulation Value on surrender of the Contract, excess par-tial withdrawals or on the Annuity Commencement Date.

ADMINISTRATIVE CHARGE
 The administrative charge is incurred at the beginning of the Contract processing period and deducted at the end of each Contract processing period. We deduct this charge when determining the Cash Surrender Value payable if you surrender the Contract prior to the end of a Contract processing period. If the Accumulation Value at the end of the Contract processing period equals or exceeds $100,000 or the sum of the premiums paid equals or exceeds $100,000, the charge is zero. Otherwise, the amount deducted is $40 per Con-tract Year.

EXCESS ALLOCATION CHARGE
 We currently do not assess a charge for allocation changes made during a Con-tract Year. We reserve the right, however, to assess a $25 charge for each allocation change after the twelfth allocation change in a Contract Year. This amount represents the maximum we will charge. The charge would be deducted from the Divisions and the Fixed Allocations from which each such reallocation is made in proportion to the amount being transferred from each such Division and Fixed Allocation unless you have chosen to use the Charge Deduction Division. The excess allocation charge is set at a level that is not designed to produce profit for Golden American or any affiliate. Any allocations or transfers due to the election of dollar cost averaging and reallocation under the provision What Happens if a Division is Not Available will not be included in determining if the excess allocation charge should apply.

CHARGES DEDUCTED FROM THE DIVISIONS

MORTALITY AND EXPENSE RISK CHARGE
 The amount of the mortality and expense risk charge depends on the death ben-efit option that has been elected. If the Standard Death Benefit
 Option is elected, the charge is equivalent, on an annual basis, to 1.10% of the assets in each Division. The charge is deducted on each Valuation Date at the rate of .003030% for each day in the Valuation Period. If an enhanced death benefit is elected, the charge is equivalent, on an annual basis, to 1.25% for the Annual Ratchet Death Benefit Option, or 1.40% for the 7% Solution Death Benefit Option, of the assets in each Division. The charge is deducted on each Valuation Date at the rate of .003446% or .003863%, respectively, for each day in the Valuation Period.

ASSET BASED ADMINISTRATIVE CHARGE
 We will deduct a daily charge from the assets in each Division, to compensate us for a portion of the administrative expenses under the Contract. The daily charge is at a rate of 0.000411% (equivalent to an annual rate of 0.15%) on the assets in each Division.

TRUST EXPENSES
There are fees and charges deducted from each Series of the GCG Trust and the ESS Trust. Please read the respective Trust prospectus for details.

____________________________________________________________________

CHOOSING YOUR ANNUITIZATION OPTIONS

ANNUITIZATION OF YOUR CONTRACT
If the Annuitant and Owner are living on the Annuity Commencement Date, we will begin making payments to the Owner under an income plan. We will make these payments under the Annuity Option chosen. You may change an Annuity Op-tion by making a written request to us at least 30 days prior to the Annuity Commencement Date of the Contract. The amount of the payments will be deter-mined by applying your Accumulation Value adjusted for any applicable Market Value Adjustment on the Annuity Commencement Date in accordance with The Annu-ity Options section below, subject to our published rules at such time. See When We Make Payments.

You may also elect an Annuity Option on surrender of the Contract for its Cash Surrender Value or you may choose one or more Annuity Options for the payment of death benefit proceeds while it is in effect and before the Annuity Com-mencement Date. If, at the time of the Owner's death or the Annuitant's death (if the Owner is not an individual), no option has been chosen for paying death benefit proceeds, the Beneficiary may choose an option within 60 days. In all events, payments of death benefit proceeds must comply with the distri-bution requirements of applicable Federal tax law.

The minimum monthly annuity income payment that we will make is $20. We may require that a single sum payment be made if the Accumulation

Value is less than $2,000 or if the calculated monthly annuity income payment is less than $20.

For each option we will issue a separate written agreement putting the option into effect. Before we pay any annuity benefits, we require the return of the Contract. If your Contract has been lost, we will require that you complete and return the applicable Contract form. Various factors will affect the level of annuity benefits including the Annuity Option chosen, the applicable payment rate used and the investment results of the Divisions and interest credited to the Fixed Allocations in which the Accumulation Value has been invested.

Some annuity options may provide only for fixed payments. Fixed Annuity Payments are regular payments, the amount of which is fixed and guaranteed by us. The amount of the payments will depend only on the form and duration of payments chosen, the age of the Annuitant or Beneficiary (and sex, where appropriate), the total Accumulation Value applied to purchase the fixed option, and the applicable payment rate.

Our approval is needed for any option where:

(1) The person named to receive payment is other than the Owner or Beneficia-ry;

(2) The person named is not a natural person, such as a corporation; or

(3) Any income payment would be less than the minimum annuity income payment allowed.

ANNUITY COMMENCEMENT DATE SELECTION
You select the Annuity Commencement Date. You may select any date following the third Contract Anniversary but before the Contract Processing Date in the month following the Annuitant's 90th birthday, or 10 years from the contract date, if later. If, on the Annuity Commencement Date, a Surrender Charge remains, the elected Annuity Option must include a period certain of at least five years duration. If you do not select a date, the annuity commencement date will be in the month following the Annuitant's 90th birthday, or 10 years from the contract date, if later. If the Annuity Commencement Date occurs when the Annuitant is at an advanced age, such as over age 85, it is possible that the Contract will not be considered an annuity for Federal tax purposes. See Federal Tax Considerations. For a Contract purchased in connection with a qualified plan, distribution must commence not later than April 1st of the calendar year following the calendar year in which you attain age 70 1/2. Consult your tax advisor.

FREQUENCY SELECTION
You choose the frequency of the Annuity Payments. They may be monthly, quar-terly, semi-annually or annually. If we do not receive written notice from you, the payments will be made monthly. There may be certain restrictions on minimum payments that we will allow.

THE ANNUITIZATION OPTIONS
There are four options to choose from as shown below. Options 1 through 3 are fixed and option 4 may be fixed or variable. For a fixed option, the Accumula-tion Value in the Divisions is transferred to the general account.

OPTION 1. INCOME FOR A FIXED PERIOD
 Payment is made in equal installments for a fixed number of years based on the Accumulation Value as of the annuity commencement date. We guarantee that each monthly payment will be at least the amount set forth in the Contract. Guaranteed amounts for annual, semi-annual and quarterly payments are avail-able upon request. Illustrations are available upon request. If the Cash Sur-render Value or Accumulation Value is applied under this option, a 10% pen-alty tax may apply to the taxable portion of each income payment until the Owner reaches age 59 1/2.

OPTION 2. INCOME FOR LIFE
 Payment is made in equal monthly installments and guaranteed for at least a period certain. The period certain can be 10 or 20 years. Other periods cer-tain may be available on request. A refund certain may be chosen instead. Un-der this arrangement, income is guaranteed until payments equal the amount applied. If the person named lives beyond the guaranteed period, payments continue until his or her death. We guarantee that each payment will be at least the amount set forth in the Contract corresponding to the person's age on his or her last birthday before the option's effective date. Amounts for ages not shown in the Contract are available upon request.

OPTION 3. JOINT LIFE INCOME
 This option is available if there are two persons named to receive payments. At least one of the persons named must be either the Owner or Beneficiary of the Contract. Monthly payments are guaranteed and are made as long as at least one of the named persons is living. There is no minimum number of pay-ments. Monthly payment amounts are available upon request.

OPTION 4. ANNUITY PLAN
 An amount can be used to buy any single premium annuity we offer on the op-tion's effective date.

PAYMENT WHEN NAMED PERSON DIES
When the person named to receive payment dies, we will pay any amounts still due as provided by the option agreement. The amounts still due are determined as follows:

(1) For option 1, or any remaining guaranteed payments under option 2, pay-ments will be continued. Under options 1 and 2, the discounted values of the remaining guaranteed payments may be paid in a single sum. This means we deduct the amount of the interest each remaining guaranteed payment would have earned had it not been paid out early. The discount interest rate is never less than 3% for option 1 and 3.50% for option 2 per year. We will, however, base the discount interest rate on the interest rate used to calculate the payments for options 1 and 2 if such payments were not based on the tables in the Contract.

(2) For option 3, no amounts are payable after both named persons have died.

(3) For option 4, the annuity agreement will state the amount due, if any.
_________________________________________________________________________

OTHER CONTRACT PROVISIONS

IN CASE OF ERRORS IN APPLICATION INFORMATION
If an age or sex given in the application or enrollment form is misstated, the amounts payable or benefits provided by the Contract shall be those that the premium payment would have bought at the correct age or sex.

SENDING NOTICE TO US
 Any written notices, inquiries or requests should be sent to our Customer Service Center. Please include your name, your Contract number and, if you are not the Annuitant, the name of the Annuitant.

ASSIGNING THE CONTRACT AS COLLATERAL
 You may assign a non-qualified Contract as collateral security for a loan or other obligation. This does not change the Ownership. However, your rights and any Beneficiary's rights are subject to the terms of the assignment. See Transfer of Annuity Contracts, and Assignments. An assignment may have Fed-eral tax consequences. See Federal Tax Considerations.

 You must give us satisfactory written notice at our Customer Service Center in order to make or release an assignment. We are not responsible for the va-lidity of any assignment.

NON-PARTICIPATING
 The Contract does not participate in the divisible surplus of Golden Ameri-can.

AUTHORITY TO MAKE AGREEMENTS
 All agreements made by us must be signed by our president or a vice president and by our secretary or an assistant secretary. No other person, including an insurance agent or broker, can change any of the Contract's terms, make any can change any of the Contract's terms, make any agreements binding on us or extend the time for premium payments.

CONTRACT CHANGES -- APPLICABLE TAX LAW
We reserve the right to make changes in the Contract to the extent we deem it necessary to continue to qualify the Contract as an annuity. Any such changes will apply uniformly to all Contracts that are affected. You will be given ad-vance written notice of such changes.

YOUR RIGHT TO CANCEL OR EXCHANGE YOUR CONTRACT

CANCELLING YOUR CONTRACT
 You may cancel your Contract within your Free Look Period, which is ten days after you receive your Contract. For purposes of administering our allocation and administrative rules, we deem this period to expire 15 days after the Contract is mailed to you. Some states may require a longer Free Look Period. If you decide to cancel, you may mail or deliver the Contract to our Customer Service Center. We will refund the Accumulation Value plus any charges we de-ducted, and the Contract will be voided as of the date we receive the Con-tract and your request. Some states require that we return the premium paid. In these states, we require your premiums designated for investment in the Divisions of Account B be allocated to the Specially Designated Division dur-ing the Free Look Period. Premiums designated for the Fixed Account will be allocated to a Fixed Allocation with the Guarantee Period you have chosen. If you do not choose to exercise your right to cancel during the Free Look Peri-od, then at the end of the Free Look Period your money will be invested in the Divisions chosen by you, based on the index of investment experience next computed for each Division. See Facts About the Contract, Measurement of In-vestment Experience, Index of Experience and Unit Value.

EXCHANGING YOUR CONTRACT
 For information regarding exchanges under Section 1035 of the Internal Reve-nue Code of 1986, as amended, see Federal Tax Considerations.

OTHER CONTRACT CHANGES
You may change the Contract to another annuity plan subject to our rules at the time of the change.

GROUP OR SPONSORED ARRANGEMENTS
For certain group or sponsored arrangements, we may reduce any surrender, ad-ministration, and mortality and expense risk charges. We may also change the minimum initial and additional premium requirements, or offer a reduced death benefit. Group arrangements include those in which a trustee or an employer, for example, purchases Contracts covering a group of individuals on a group basis. Sponsored arrangements include those in which an employer allows us to sell Contracts to its employees on an individual basis.

Our costs for sales, administration, and mortality generally vary with the size and stability of the group among other factors. We take all these factors into account when reducing charges. To qualify for reduced charges, a group or sponsored arrangement must meet certain requirements, including our require-ments for size and number of years in existence. Group or sponsored arrange-ments that have been set up solely to buy Contracts or that have been in existence less than six months will not qualify for reduced charges.

We will make these and any similar reductions according to our rules in effect when an application or enrollment form for a Contract is approved. We may change these rules from time to time. Any variation in the administrative charge will reflect differences in costs or services and will not be unfairly discriminatory.

SELLING THE CONTRACT
DSI is principal underwriter and distributor of the Contract as well as for other Contracts issued through Account B and other separate accounts of Golden American. We pay DSI for acting as principal underwriter under a distribution agreement. The offering of the Contract will be continuous.

DSI has entered into and will continue to enter into sales agreements with broker-dealers to solicit for the sale of the Contract through registered rep-resentatives who are licensed to sell securities and variable insurance prod-ucts including variable annuities. These agreements provide that applications for Contracts may be solicited by registered representatives of the broker-dealers appointed by Golden American to sell its variable life insurance and variable annuities. These broker-dealers are registered with the SEC and are members of the National Association of Securities Dealers, Inc. ("NASD"). The registered representatives are authorized under applicable state regulations to sell variable life insurance and variable annuities. The writing agent will receive commissions of up to 6.5% of any initial or additional premium pay-ments made.

____________________________________________________________________

REGULATORY INFORMATION

VOTING RIGHTS
ACCOUNT B. We will vote the shares of a Trust owned by Account B according to your instructions. However, if the Investment Company Act of 1940 or any related regulations should change, or if interpretations of it or related regulations should change, and we decide that we are permitted to vote the shares of a Trust in our own right, we may decide to do so.

We determine the number of shares that you have in a Division by dividing the Contract's Accumulation Value in that Division by the net asset value of one share of the portfolio in which a Division invests. Fractional votes will be counted. We will determine the number of shares you can instruct us to vote 180 days or less before a Trust's meeting. We will ask you for voting instructions by mail at least 10 days before the meeting.

If we do not get your instructions in time, we will vote the shares in the same proportion as the instructions received from all Contracts in that Division. We will also vote shares we hold in Account B which are not attributable to Owners in the same proportion.

STATE REGULATION
We are regulated and supervised by the Insurance Department of the State of Delaware, which periodically examines our financial condition and operations. We are also subject to the insurance laws and regulations of all jurisdictions where we do business. The variable Contract offered by this prospectus has been approved by the Insurance Department of the State of Delaware and by the Insurance Departments of other jurisdictions. We are required to submit annual statements of our operations, including financial statements, to the Insurance Departments of the various jurisdictions in which we do business to determine solvency and compliance with state insurance laws and regulations.

LEGAL PROCEEDINGS
Golden American, as an insurance company, is ordinarily involved in litigation. We do not believe that any current litigation is material and we do not expect to incur significant losses from such actions.

LEGAL MATTERS
The legal validity of the Contract described in this prospectus has been passed on by Myles R. Tashman, Esquire, Executive Vice
President, General Counsel and Secretary of Golden American.
Sutherland, Asbill & Brennan LLP of Washington, D.C. has provided advice on certain matters relating to Federal securities laws.

EXPERTS
The audited financial statements of Golden American Life Insurance Company, Separate Account B and The Managed Global Account of Separate Account D appearing or incorporated by reference in the Statement of Additional Information and Registration Statement have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports thereon appearing or incorporated by reference in the Statement of Additional Information and in the Registration Statement and are included or incorporated by reference in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.

____________________________________________________________________

MORE INFORMATION ABOUT GOLDEN AMERICAN LIFE INSURANCE COMPANY

SELECTED FINANCIAL DATA
The following selected financial data prepared in accordance with generally accepted accounting principles ("GAAP") for Golden
American should be read in conjunction with the financial statements and notes thereto included in this Prospectus.

On August 13, 1996, Equitable of Iowa acquired all the outstanding capital stock of BT Variable, Inc., the parent of Golden American. For GAAP financial statement purposes, the change in control of Golden American through the acquisition was accounted for as a purchase acquisition. As a result, the GAAP financial data presented below for periods subsequent to August 13, 1996, are presented on the Post-Acquisition new basis of accounting while the financial statement data prior to August 14, 1996 is presented on a Pre-Acquisition historical basis of accounting.


                                                  SELECTED GAAP BASIS FINANCIAL DATA
                                                            (IN THOUSANDS)
                         ----------------------------------------------------------------------------------------
                                POST-ACQUISITION         |                      PRE-ACQUISITION
                         ------------------------------- | --------------------------------------------------------
                            FOR THE 9    FOR THE PERIOD  | FOR THE PERIOD
                           MONTHS ENDED  AUGUST 14, 1996 | JANUARY 1, 1996
                          SEPTEMBER 30,      THROUGH     |     THROUGH     FOR THE FISCAL YEARS ENDED DECEMBER 31
                               1997       DECEMBER 31,   |   AUGUST 13,    ----------------------------------------
                           (UNAUDITED)      1996         |      1996          1995       1994      1993     1992(a)
                         --------------- --------------- | --------------- ---------- ---------- --------  --------
                                                         |
Annuity and Interest                                     |
 Sensitive Life Product                                  |
 Charges................   $   15,937     $    8,768     |    $12,259     $   18,388 $   17,519 $ 10,192  $    694
Net Income before                                        |
 Federal Income Tax.....   $      343     $      570     |    $ 1,736     $    3,364 $    2,222 $ (1,793) $   (508)
Net Income (Loss).......   $      342     $      350     |    $ 3,199     $    3,364 $    2,222 $ (1,793) $   (508)
Total Assets............   $2,194,532     $1,677,899     |        N/A     $1,203,057 $1,044,760 $886,155  $320,539
Total Liabilities.......   $2,050,911     $1,537,415     |        N/A     $1,104,932 $  955,254 $857,558  $306,197
Total Stockholder's                                      |
 Equity.................   $  143,621     $  140,484     |        N/A     $   98,125 $   89,506 $ 28,597  $ 14,342

________________

(a)Results for 1992 are for the period September 30, 1992 (date of acquisition) to December 31, 1992.

The following selected financial data was prepared on the basis of statutory accounting practices ("SAP"), which have been prescribed by the Department of Insurance of the State of Delaware and the National Association of Insurance Commissioners. These practices differ in certain respects from GAAP. The selected financial data should be read in conjunction with the financial statements and notes thereto included in this Prospectus, which describe the differences between SAP and GAAP. See Golden American's Annual Report for more detail.


                                              SELECTED STATUTORY FINANCIAL DATA
                                                        (IN THOUSANDS)
                          ----------------
                          FOR THE 9 MONTHS  ------------------------------------------------------
                         ENDED SEPTEMBER 30,     FOR THE FISCAL YEARS ENDED DECEMBER 31
                                1997        ------------------------------------------------------
                            (UNAUDITED)        1996        1995       1994      1993      1992
                          ----------------  ----------  ----------  --------  --------  --------
Premiums & Annuity
 Considerations.........     $  387,606     $  442,852  $  124,687  $294,550  $505,465  $191,039
Net Income (Loss) before
 Federal Income Tax.....     $      314     $   (9,137) $   (4,117) $(11,260) $ (9,417) $ (4,225)
Net Income (Loss).......     $      510     $   (9,188) $   (4,117) $(11,260) $ (9,401) $ (3,986)
Total Assets............     $2,036,172     $1,544,931  $1,124,840  $988,180  $834,123  $302,200
Total Liabilities.......     $1,956,544     $1,464,502  $1,058,483  $921,888  $815,301  $289,995
Total Capital &
 Surplus................     $   79,628     $   80,430  $   66,357  $ 66,292  $ 18,822  $ 12,205

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS
The purpose of this section is to discuss and analyze the Company's condensed consolidated results of operations. In addition, some analysis and information regarding financial condition and liquidity and capital resources has also been provided. This analysis should be read in conjunction with the condensed consolidated financial statements and related notes which appear elsewhere in this report. The Company reports financial results on a consolidated basis. The consolidated condensed financial statements include the accounts of Golden American Life Insurance Company ("Golden American") and its subsidiary, First Golden American Life Insurance Company of New York ("First Golden," and collectively with Golden American the "Company").


RESULTS OF OPERATIONS
CHANGE IN CONTROL. On August 13, 1996, Equitable of Iowa acquired all of the outstanding capital stock of BT
Variable, Inc. ("BT Variable") and its wholly owned subsidiaries Golden American and DSI for $144 million.
The purchase price consisted of $93 million in cash paid to Whitewood (parent of BT Variable) and $51 million in cash paid to Bankers Trust (parent of Whitewood) to retire certain debt owed by BT Variable to Bankers Trust. Subsequent to the acquisition, the BT Variable, Inc. name was changed to EIC Variable, Inc. On April 30, 1997, EIC Variable, Inc. was liquidated and its investments in Golden American and DSI were transferred to Equitable of Iowa, while the remainder of its net assets were contributed to Golden American.

For financial statement purposes, the change in control of Golden American through the acquisition of BT Variable was accounted for as a purchase acquisition effective August 14, 1996. This acquisition resulted in a new basis of accounting reflecting estimated fair values of assets and liabilities at that date. As a result, the Company's financial statements for periods subsequent to August 13, 1996, are presented on the Post-Acquisition new basis of accounting, while the financial statements prior to August 13, 1996 are presented on the Pre-Acquisition historical cost basis of accounting.

The purchase price was allocated to the three companies purchased - BT Variable, DSI, and Golden American. Goodwill of $41.1 million was established for the excess of the acquisition cost over the fair value of the assets and liabilities and pushed down to Golden American. The acquisition cost was preliminary with respect to the final settlement of taxes with Bankers Trust and estimated expenses. At June 30, 1997, goodwill was increased by $1.8 million to adjust the value of a receivable existing at the acquisition date. The allocation of the purchase price to Golden American was approximately $139.9 million. Goodwill resulting from the acquisition is being amortized over 25 years on a straight line basis. The carrying value will be reviewed periodically for any indication of impairment in value.

BUSINESS ENVIRONMENT. The current business and regulatory environment remains challenging for the insurance industry. Increasing competition from traditional insurance carriers as well as banks and mutual fund companies offer consumers many choices. However, overall demand for variable products remains strong for several reasons including: strong stock market performance over the last 3 years; relatively low interest rates; an aging U.S. population that is increasingly concerned about retirement and estate planning, as well as maintaining their standard of living in retirement; and potential reductions in government and employer-provided benefits at retirement as well as lower public confidence in the adequacy of those benefits.

In 1995, Golden American experienced a significant decline in sales, due to a number of factors. First, some portfolio managers performed poorly in 1993 and 1994. Second, as more products came to market the cost structure of the DVA product became less competitive. Third, because no fixed interest rate options were available in 1994 during a time of rising interest rates and flat or declining equity markets, market share was lost. Consequently, the Company took steps to respond to these business challenges. Several portfolio managers were replaced and new funds were added to give contract holders more options. In October of 1995, the Company introduced the Combination Deferred Variable and Fixed Annuity (GoldenSelect DVA PLUS) and the GoldenSelect Genesis I and Genesis Flex life insurance products.
In October of 1997, Golden American introduced three new variable annuity products which are expected to contribute significantly to sales.

THE FIRST NINE MONTHS OF 1997 COMPARED TO THE SAME PERIOD OF 1996.

PREMIUMS

                           POST-ACQUISITION         COMBINED    PRE-ACQUISITION
                    ------------------------------------------------------------
                                  |For the Period| Nine Months | For the Period
                     Nine Months  |  August 14,  |    ended    |   January 1,
                        ended     | 1996 through |September 30,|  1996 through
                    September 30, |September 30, |    1996     |   August 13,
                         1997     |     1996     |  Combined   |      1996
----------------------------------|--------------|-------------|----------------
                                  |    (Dollars in thousands)  |
                                  |              |             |
Variable annuity                  |              |             |
 premiums:                        |              |             |
  Separate account       $149,726 |      $13,911 |    $140,930 |       $127,019
  Fixed account           228,524 |       16,075 |     147,428 |        131,353
                    --------------|--------------|-------------|----------------
Total variable annuity            |              |             |
 premiums                 378,250 |       29,986 |     288,358 |        258,372
Variable life                     |              |             |
 premiums                  13,639 |        1,451 |      11,957 |         10,506
                    --------------|--------------|-------------|----------------
Total premiums           $391,889 |      $31,437 |    $300,315 |       $268,878
                    ============================================================

Variable annuity separate account and variable life premiums increased 6.2% and 14.1%, respectively, during the first nine months of 1997. The fixed account portion of the Company's variable annuity premiums increased 55.0% during the first nine months of 1997 due to the Company's marketing emphasis on fixed rates during the second and third quarters of 1997. Premiums, net of reinsurance, for variable products from six significant sellers totaled $299.2 million or 76% of total premiums for the first nine months of 1997.


REVENUES

                        POST-ACQUISITION           COMBINED    PRE-ACQUISITION
                 --------------------------------------------------------------
                               |For the Period | Nine Months  | For the Period
                  Nine Months  |  August 14,   |    ended     |   January 1,
                     ended     | 1996 through  |September 30, |  1996 through
                 September 30, | September 30, |     1996     |   August 13,
                      1997     |     1996      |   Combined   |      1996
-------------------------------|---------------|--------------|----------------
                               |    (Dollars in thousands)    |
                               |               |              |
Annuity and                    |               |              |
 interest sensi-               |               |              |
 tive life                     |               |              |
 product charges       $15,937 |        $2,397 |      $14,656 |        $12,259
Management fee                 |               |              |
 revenue                 2,014 |           280 |        1,670 |          1,390
Net investment                 |               |              |
 income                 18,955 |         1,656 |        6,646 |          4,990
Realized gains                 |               |              |
 (losses) on                   |               |              |
 investments                58 |            -- |         (420)|           (420)
Other income               427 |           143 |          213 |             70
                 --------------|---------------|--------------|----------------
                       $37,391 |        $4,476 |      $22,765 |        $18,289
                 ==============================================================

Total revenues increased 64.3% in the first nine months of 1997.
Annuity and interest sensitive life product charges increased 8.7% in the first nine months of 1997 due to additional fees earned from the increasing block of business under management in the Separate Accounts and an increase in the collection of surrender charges.
Golden American provides certain managerial and supervisory services to DSI. This fee, calculated as a percentage of average assets in the variable separate accounts, was $2.0 million for the first nine months of 1997 ($0.3 million and $1.4 million for the periods August 14, 1996 through September 30, 1996 and January 1, 1996 through August
13, 1996, respectively).

Net investment income increased 185.2% in the first nine months of 1997 due to the increase in invested assets. The company had $58,000 of realized gains on the sale of investments in the first nine months of 1997, compared to a loss of $0.4 million in the same period of 1996.

Other income increased 100.8% in the first nine months of 1997 primarily as a result of increased income from a modified coinsurance agreement with an unaffiliated reinsurer.

EXPENSES

Total insurance benefits and expenses increased $14.6 million, or 70.9%, to $35.2 million in the first nine months of 1997. Interest credited to account balances increased $10.9 million, or 181.7% to $16.8 million in the first nine months of 1997 as a result of higher account balances associated with the Company's fixed account option within its variable products. Benefit claims incurred in excess of account balances decreased $0.8 million, or 86.8%, to $0.1 million in the first nine months of 1997.

Commissions increased $4.7 million or 24.9%, to $23.3 million, in the first nine months of 1997. Insurance taxes increased $0.3 million or 22.3%, to $1.7 million, in the first nine months of 1997.

Increases and decreases in commissions and insurance taxes are generally related to changes in the level of variable product sales. Insurance taxes are impacted by several other factors as well as the level of variable product sales. These factors include an increase in FICA taxes primarily due to bonuses and an increase in state licenses and fees. Most costs incurred as the result of new sales have been deferred, thus having very little impact on earnings.

General expenses increased $0.6 million or 5.6%, to $11.6 million, in the first nine months of 1997. The Company uses a network of wholesalers to distribute its products and the salaries of these wholesalers are included in general expenses. The portion of these salaries and related expenses which vary with sales production levels are deferred, thus having little impact on earnings. Management expects general expenses to continue to increase in 1997 as a result of the emphasis on expanding the salaried wholesaler distribution network and certain expenses associated with the merger occurring on October 24, 1997.

The Company's deferred policy acquisition costs ("DPAC"), previous balance of present value of in force acquired ("PVIF") and unearned revenue reserve were eliminated as of the purchase date, and an asset of $85.8 million representing the PVIF was established for all policies in force at the acquisition date. The amortization of PVIF and DPAC increased $1.4 million, or 31.7%, in the first nine months of 1997. During the second quarter of 1997, PVIF was unlocked by $2.3 million to reflect narrower current spreads than the gross profit model assumed. Based on current conditions and assumptions as to the impact of future events on acquired policies in force, amortization of PVIF is expected to be approximately $2.3 million for the remainder of 1997, $10.1 million in 1998, $9.6 million in 1999, $8.3 million in 2000, $7.2 million in 2001 and $6.1 million in 2002. Actual amortization may vary based upon changes in assumptions and experience. The elimination of the unearned revenue reserve, related to in force acquired at the acquisition date, will result in lower annuity and interest sensitive life product charges compared to pre-acquisition levels on the in force acquired.

Amortization of goodwill during the first nine months of 1997 totaled $1.3 million. Goodwill resulting from the acquisition is being amortized on a straight-line basis over 25 years and is expected to approximate $1.6 million annually. The amount of goodwill and corresponding amortization will change as a result of the merger which occurred on October 24, 1997.

Interest expense on the surplus note issued in December 1996, was $1.5 million, in the first nine months of 1997. The Company also paid $0.3 million in the first nine months of 1997 to Equitable of Iowa for interest on the line of credit.

INCOME

Net income for the first nine months of 1997 was $0.3 million, a decrease of $3.1 million, or 90.2%, from the same period of 1996.


1996 COMPARED TO 1995.

The following analysis combines the post-acquisition and pre-acquisition activity for 1996 in order to compare the results to 1995. Such a comparison does not recognize the impact of the purchase accounting and goodwill amortization except for the period after August 13, 1996.

PREMIUMS

                               POST-      |
                            ACQUISITION   |   COMBINED   |       PRE-ACQUISITION
                          --------------- | ------------ | ----------------------------
                          FOR THE PERIOD  | FOR THE YEAR |
                          AUGUST 14, 1996 |    ENDED     | FOR THE PERIOD  FOR THE YEAR
                              THROUGH     | DECEMBER 31, | JANUARY 1,1996     ENDED
                           DECEMBER 31,   |     1996     |     THROUGH     DECEMBER 31,
                               1996       |   COMBINED   | AUGUST 13, 1996     1995
                          --------------- | ------------ | --------------- ------------
                                          |  (DOLLARS IN | THOUSANDS)
                                          |              |
Variable annuity                          |              |
 premiums...............     $169,258     |   $427,630   |    $258,372       $110,587
Variable life premiums..        3,619     |     14,125   |      10,506          5,114
                             --------     |   --------   |    --------       --------
 Total premiums.........     $172,877     |   $441,755   |    $268,878       $115,701
                             ========     |   ========   |    ========       ========

Variable annuity premiums increased 286.4%, or $317.0 million, in 1996, and variable life premiums increased 176.2%, or $9.0 million, in 1996. Strong stock market returns, a relatively low interest rate environment and flat yield curve have made returns provided by variable annuities and mutual funds more attractive than fixed rate products such as certificates of deposits and fixed annuities. During 1995, the fund offerings underlying Golden American's variable products were improved and a fixed account option was added. These changes and the current environment have contributed to the significant growth in the Company's variable annuity premiums from 1995. Premiums, net of reinsurance, for variable products from two significant sellers for the year ended December 31, 1996, totaled $298.0 million, or 67% of premiums.


REVENUES

                               POST-      |
                            ACQUISITION   |   COMBINED   |       PRE-ACQUISITION
                          --------------- | ------------ | ----------------------------
                          FOR THE PERIOD  | FOR THE YEAR |
                          AUGUST 14, 1996 |    ENDED     | FOR THE PERIOD  FOR THE YEAR
                              THROUGH     | DECEMBER 31, | JANUARY 1, 1996    ENDED
                           DECEMBER 31,   |     1996     |     THROUGH     DECEMBER 31,
                               1996       |   COMBINED   | AUGUST 13, 1996     1995
                          --------------- | ------------ | --------------- ------------
                                              (DOLLARS IN THOUSANDS)
Annuity and interest                      |              |
 sensitive life product                   |              |
 charges................      $ 8,768     |   $21,027    |    $12,259       $18,388
Management fee revenue..          877     |     2,267    |      1,390           987
Net investment income...        5,795     |    10,785    |      4,990         2,818
Realized gains (losses)                   |              |
 on investments.........           42     |      (378)   |       (420)          297
Other income............          486     |       556    |         70            63
                              -------     |   -------    |     -------       -------
                              $15,968     |   $34,257    |     $18,289       $22,553
                              =======     |   =======    |     =======       =======

Total revenues increased 51.9%, or $11.7 million, to $34.3 million in 1996. Annuity and interest sensitive life product charges increased 14.4%, or $2.6 million in 1996. The increase is due to additional fees earned from the increasing block of business under management in the Separate Accounts and an increase in the collection of surrender charges partially offset by a decrease in the revenue recognition of net distribution fees.

Golden American provides certain managerial and supervisory services to DSI. This fee, calculated as a percentage of average assets in the variable separate accounts, was $2.3 million for 1996 and $1.0 million for 1995.

Net investment income increased 282.7%, or $8.0 million, to $10.8 million in 1996 from $2.8 million in 1995. This increase resulted from growth in invested assets. During 1996, the Company had realized losses on the disposal of investments, which were the result of voluntary sales, of $0.4 million compared to realized gains of $0.3 million in 1995.


EXPENSES

                                             POST-      |
                                          ACQUISITION   |   COMBINED   |       PRE-ACQUISITION
                                        --------------- | ------------ | -----------------------------
                                         FOR THE PERIOD | FOR THE YEAR | FOR THE PERIOD
                                        AUGUST 14, 1996 |    ENDED     | JANUARY 1, 1996 FOR THE YEAR
                                            THROUGH     | DECEMBER 31, |    THROUGH          ENDED
                                         DECEMBER 31,   |     1996     |  AUGUST 13,      DECEMBER 31,
                                             1996       |   COMBINED   |      1996           1995
                                        --------------- | ------------ | --------------- -------------
                                                          (DOLLARS IN THOUSANDS)
Insurance benefits and expenses:                        |              |
 Annuity and interest sensitive                         |              |
   life benefits:                                       |              |
 Interest credited to account balances.... $  5,741     |   $ 10,096   |    $  4,355       $ 1,322
 Benefit claims incurred in excess of                   |              |
   account balances.......................    1,262     |      2,177   |         915         1,824
Underwriting, acquisition, and insurance                |              |
   expenses:                                            |              |
 Commissions..............................    9,866     |     26,415   |      16,549         7,983
 General expenses.........................    5,906     |     15,328   |       9,422        12,650
 Insurance taxes..........................      672     |      1,897   |       1,225           952
 Policy acquisition costs deferred........  (11,712)    |    (31,012)  |     (19,300)       (9,804)
 Amortization:                                          |              |
  Deferred policy acquisition costs.......      244     |      2,680   |       2,436         2,710
  Present value of in force acquired......    2,745     |      3,696   |         951         1,552
  Goodwill................................      589     |        589   |          --            --
                                           --------     |   --------   |    --------       -------
                                           $ 15,313     |   $ 31,866   |    $ 16,553       $19,189
                                           ========     |   ========   |    ========       =======

Total insurance benefits and expenses increased 66.1%, or $12.7 million, in 1996 from $19.2 million in 1995. Interest credited to account balances increased 663.6%, or $8.8 million, in 1996 as a result of higher account balances associated with the Company's fixed account option within its variable products. Benefit claims incurred in excess of account balances increased 19.4%, or $0.4 million, in 1996 from $1.8 million in 1995.

Commissions increased 230.9%, or $18.4 million, in 1996 from $8.0 million in 1995. Insurance taxes increased 99.3%, or $0.9 million, in 1996 from $1.0 million in 1995. Increases and decreases in commissions and insurance taxes are generally related to changes in the level of variable product sales. Most costs incurred as the result of new sales have been deferred, thus having very little impact on earnings.

General expenses increased 21.2%, or $2.7 million, in 1996 from $12.7 million in 1995. The Company uses a network of wholesalers to distribute its products and the salaries of these wholesalers are included in general expenses. The portion of these salaries and related expenses which vary with sales production levels are deferred, thus having little impact on earnings. Management expects general expenses to continue to increase in 1997 as a result of the emphasis on expanding the salaried wholesaler distribution network.

The Company's deferred policy acquisition costs ("DPAC"), previous balance of present value of in force acquired ("PVIF") and unearned revenue reserve, as of the purchase date, were eliminated and an asset of $85.8 million representing the PVIF was established for all policies in force at the acquisition date. The amortization of PVIF and DPAC increased $2.1 million, or 49.6%, in 1996. Based on current conditions and assumptions as to the impact of future events on acquired policies in force, amortization of PVIF is expected to be approximately $9.7 million in 1997, $10.1 million in 1998, $9.2 million in 1999, $7.9 million in 2000 and $6.8 million in 2001. The elimination of the unearned revenue reserve, related to in force acquired at the acquisition date, will result in lower annuity and interest sensitive life product charges compared to 1995 levels.

Amortization of goodwill during the period from the acquisition date to December 31, 1996 totaled $0.6 million. Goodwill resulting from the acquisition is being amortized on a straight-line basis over 25 years and is expected to total $1.6 million annually.

INCOME. Net income on a combined basis for 1996 was $3.5 million, an increase of $0.2 million, or 5.5%, from 1995.


1995 COMPARED TO 1994.

Net income for 1995 was $3.4 million, an increase of $1.1 million or 51% from 1994.

Variable life and annuity product fees and policy charges were $18.4 million in 1995, an increase of $0.9 million or 5% from 1994. This increase was due to an additional $0.9 million in fees earned from the increasing block of business under management in the separate accounts, an increase of $1.5 million in the collection of surrender charges, and a decrease of $1.5 million in the revenue recognition of net distribution fees.

Net investment income was $2.8 million for 1995, an increase of $2.3 million or 403% over the comparable 1994 period. Approximately $1.5 million of the increase was due to the additional investment income earned on invested assets held to back the fixed interest divisions that were introduced in 1995. The balance of the increase in investment income was attributable to an increase in the investment income on surplus.

In 1995, the service agreement between DSI and Golden American was amended to provide for a management fee from DSI to Golden American for certain managerial and supervisory services provided by Golden American. This fee, calculated as a percentage of average assets in the variable separate accounts, was $1.0 million for 1995.

Policy benefits were $3.2 million for 1995, an increase of $3.1 million from 1994. In 1995, benefit expenses increased $1.3 million as a result of interest credited to policyholders related to the fixed interest divisions introduced in 1995. Additionally, death benefit costs net of reinsurance increased by $0.3 million in 1995 as compared to 1994. Additionally, 1994 policy benefits reflected a $1.5 million decrease in mortality reserves.

Commissions and overrides were $7.7 million in 1995, a decrease of $9.1 million or 54% from 1994. The decrease in commissions resulted from the decrease in new business premium receipts which went from $310.7 million in 1994 to $130.5 million in 1995, a decrease of 55%.

Employee related expenses and general administrative and operating expenses were a combined $13.7 million for 1995, an increase of $0.3 million or 2.5% from 1994.

Interest expense was $0 for 1995 as compared to $2.0 million in 1994. The elimination of interest expense in 1995 resulted from the retirement of the Company's debt in December 1994 with the proceeds from the issuance of preferred stock. In 1995, the Company paid dividends on preferred stock of $3.4 million. There were no preferred stock dividends in 1994.

Amortization of intangible assets, deferred policy acquisition costs and unamortized cost assigned to insurance contracts in force, was $4.3 million for 1995, a decrease of $2.5 million or 37% from the prior year. The intangible assets are being amortized over the lives of the policies in relation to the present value of estimated future gross profits. The relatively strong performance of the funds in 1995 has slowed the amortization in 1995 as compared to 1994. Additionally, amortization was increased in 1994 due to the decrease in mortality reserves during 1994.


FINANCIAL CONDITION

INVESTMENTS
The financial statement carrying value of the Company's total investment portfolio grew 46.0% in the first nine months of 1997 and 381.9% in 1996. The amortized cost basis of the Company's total investment portfolio grew 44.8% and 388.3% during the same respective periods. All of the Company's investments, other than mortgage loans, are carried at fair value in the Company's financial statements. As such, growth in the carrying value of the Company's investment portfolio included changes in unrealized appreciation and depreciation of fixed maturity and equity securities as well as growth in the cost basis of these securities. Growth in the cost basis of the Company's investment portfolio resulted from the investment of premiums from the sale of the Company's fixed account option. The Company manages the growth of its insurance operations in order to maintain adequate capital ratios.

To support the fixed account option of the Company's variable insurance products, cash flow was invested primarily in fixed maturity securities and mortgage loans. At September 30, 1997, the Company's investment portfolio at amortized cost was $455.8 million with a yield of 7.1% and carrying value of $460.1 million. At December 31, 1996, the Company's investment portfolio at amortized cost was $314.7 million with a yield of 6.9% and carrying value of $315.1 million.

FIXED MATURITY SECURITIES: At September 30, 1997, the company had fixed maturities with an amortized cost of $384.8 million and an estimated fair value of $389.2 million and at December 31, 1996, an amortized cost of $275.2 million and a market value of $275.6 million. At September 30, 1997, the ratings assigned by Standard & Poor's Corporation ("Standard & Poor's") to the individual securities in the Company's fixed maturities portfolio (at amortized cost) include investment grade securities comprising U.S. governments, agencies and AAA to BBB- corporates ($340.9 million or 88.6%), and below investment grade securities BB+ to BB- ($41.1 million or 10.7%). Securities not rated by Standard & Poor's had an NAIC rating of 1 or 3 ($2.8 million or 0.7%).

The Company classifies 100% of its securities as available for sale. On September 30, 1997, fixed income securities with an amortized cost of $384.8 million and an estimated fair value of $389.2 million were designated as available for sale, and on December 31, 1996, fixed income securities with an amortized cost of $275.2 million and an estimated fair value of $275.6 million were designated as available for sale. At September 30, 1997, net unrealized appreciation of fixed maturity securities of $4.4 million was comprised of gross appreciation of $4.6 million and gross depreciation of $0.2 million. At December 31, 1997, net unrealized appreciation of fixed maturity securities of $0.4 million was comprised of gross appreciation of $1.2 million and gross depreciation of $0.8 million. Unrealized holding gains on these securities, net of adjustments to deferred policy acquisition costs, present value of in force acquired and deferred income taxes, increased stockholder's equity by $2.0 million and $0.3 million at September 30, 1997 and December 30, 1997, respectively.

The Company began investing in below investment grade securities during 1996. At September 30, 1997, the amortized cost value of the Company's total investment in below investment grade securities was $39.0 million, or 8.5%, of the Company's investment portfolio. The Company intends to purchase additional below investment grade securities, but it does not expect the percentage of its portfolio invested in below investment grade securities to exceed 10% of its investment portfolio. At September 30, 1997, the yield at amortized cost on the Company's below investment grade portfolio was 8.7% compared to 6.8% for the Company's investment grade corporate bond portfolio. The Company estimates the fair value of its below investment grade portfolio was $39.8 million, or 102.2% of amortized cost value, at September 30, 1997.

Below investment grade securities have different characteristics than investment grade corporate debt securities. Risk of loss upon default by the borrower is significantly greater with respect to
below investment grade securities than with other corporate debt securities. Below investment grade securities are generally unsecured and are often subordinated to other creditors of the
issuer.   Also, issuers of below investment grade securities usually have higher levels of debt and are more sensitive to adverse economic conditions, such as recession or increasing interest rates, than are investment grade issuers. The Company attempts to reduce the overall risk in its below investment grade portfolio, as in all of its investments, through careful credit analysis, strict investment policy guidelines, and diversification by company and by industry.

The Company analyzes its investment portfolio, including below investment grade securities, at least quarterly in order to determine if its ability to realize its carrying value on any investment has been impaired. For debt and equity securities, if impairment in value is determined to be other than temporary (i.e.
if it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the security), the cost basis of the impaired security is written down to fair value, which becomes the security's new cost basis. The amount of the write-down is included in earnings as a realized loss. Future events may occur, or additional or updated information may be received, which may necessitate future write-downs of securities in the Company's portfolio. Significant write-downs in the carrying value of investments could materially adversely affect the Company's net income in future periods.

During the first nine months of 1997, fixed maturity securities designated as available for sale with a combined amortized cost of $23.8 million were called or repaid by their issuers. In total, net pre-tax gains from sales, calls and repayments of fixed maturity investments amounted to $58,000 in the first nine months of 1997.

At September 30, 1997, no fixed maturity securities were deemed to have impairments in value that are other than temporary. The
Company's fixed maturity investment portfolio had a combined yield at amortized cost of 7.1% at September 30, 1997.

EQUITY SECURITIES:    At September 30, 1997, the Company owned
equity securities with a combined cost of $4.9 million and an estimated fair value of $4.8 million. Gross unrealized depreciation of equity securities totaled $0.1 million. Equity securities are primarily comprised of the Company's investment in shares of the mutual funds underlying the Company's registered separate accounts.

MORTGAGE LOANS: Mortgage loans represent 14.1% of the Company's investment portfolio. Mortgages outstanding were $64.5 million at September 30, 1997, with an estimated fair value of $66.5 million. The Company's mortgage loan portfolio includes 39 loans with an average size of $1.7 million and average seasoning of 1.2 years if weighted by the number of loans, and 0.5 years if weighted by mortgage loan carrying values. The Company's mortgage loans are typically secured by occupied buildings in major metropolitan locations and not speculative developments, and are diversified by type of property and geographic location. At September 30, 1997, the yield on the Company's mortgage loan portfolio was 7.8%.

At September 30, 1997, no mortgage loans were delinquent by 90 days or more. The Company does not expect to incur material losses from its mortgage loan portfolio. The Company's loan investment strategy is consistent with other life insurance subsidiaries of its ultimate parent, Equitable of Iowa. Equitable of Iowa has experienced a hist-orically low default rate in its mortgage loan portfolio and has been able to recover 100.8% of the principal amount of problem mortgages resolved in the last three years.

At September 30, 1997, the Company had no investments in default. The Company estimates its total investment portfolio, excluding policy loans, had a fair value approximately equal to 101.4% of its amortized cost value for accounting purposes at September 30, 1997.

OTHER ASSETS

Accrued investment income increased $2.8 million during the first nine months of 1997 due to an increase in the overall size of the portfolio resulting from the investment of premiums allocated to the fixed account option of the Company's variable products.

The Company's DPAC and previous balance of PVIF were eliminated as of the purchase date, and an asset representing the PVIF was established for all policies in force at the acquisition date. PVIF is amortized into income in proportion to the expected gross profits of the in force acquired in a manner similar to DPAC amortization. Any expenses which vary with the sales of the Company's products are deferred and amortized. At September 30, 1997, the Company had DPAC and PVIF balances of $34.6 million and $78.2 million, respectively.

Goodwill totaling $41.1 million, representing the excess of the acquisition cost over the fair value of net assets acquired, was established at the acquisition date. At June 30, 1997, goodwill was increased by $1.8 million to adjust the value of a receivable existing at the acquisition date. Amortization of goodwill through September 30, 1997, was $1.3 million.

At September 30, 1997, the Company had $1.5 billion of separate account assets compared to $1.2 billion at December 31, 1996. The increase in separate account assets is due to growth in sales of the Company's variable annuity and variable life separate account products.

At September 30, 1997, the Company had total assets of $2.2 billion, a 30.8% increase from December 31, 1996.

LIABILITIES

In conjunction with the volume of variable insurance sales, the Company's total liabilities increased $513.5 million, or 33.4%, during the first nine months of 1997 and totaled $2.1 billion at September 30, 1997. Future policy benefits for annuity and interest sensitive life products increased $155.2 million, or 54.4%, to $440.4 million reflecting premium growth in the Company's fixed account option of its variable products. Premium growth, net of redemptions and market appreciation also accounted for the $332.6 million, or 27.6%, increase in separate account liabilities to $1.5 billion at September 30, 1997.

On December 17, 1996, Golden American issued a $25 million, 8.25% surplus note to Equitable of Iowa. The note matures on December 17, 2026. During the nine months ended September 30, 1997, Golden American made interest payments totaling $1.5 million. On December 17, 1996, Golden American contributed the $25 million to First Golden, acquiring 200,000 shares of common stock (100% of shares outstanding) of First Golden.

Golden American maintained a line of credit agreement with Equitable of Iowa to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Under the current agreement, which became effective December 1, 1996 and expired on December 31, 1997, Golden American could borrow up to $25 million. Interest on any borrowings is charged at the rate of Equitable of Iowa's monthly average aggregate cost of short-term funds plus 1.00%. The Company incurred interest expense of $0.3 million during the first nine months of 1997 under this agreement. At September 30, 1997, $17.0 million was outstanding under this agreement. As of the date of this prospectus, the Company anticipates funding its short term capital needs for 1998 and beyond through a credit facility with an ING affiliate.

The effects of inflation and changing prices on the Company are not material since insurance assets and liabilities are both primarily monetary and remain in balance. An effect of inflation, which has been low in recent years, is a decline in purchasing power when monetary assets exceed monetary liabilities.

LIQUIDITY AND CAPITAL RESOURCES

The liquidity requirements of the Company are met by cash flow from variable insurance premiums, investment income and maturities of fixed maturity investments and mortgage loans. The Company primarily uses funds for the payment of insurance benefits, commissions, operating expenses and the purchase of new investments.

The Company's home office operations are currently housed in a leased location in Wilmington, Delaware and a leased location in New York, New York. The Company intends to spend $1.2 million on capital needs during 1997.

The ability of Golden American to pay dividends to its parent is restricted because prior approval of insurance regulatory authorities is required for payment of dividends to the stockholder which exceed an annual limitation. During the remainder of 1997, Golden American could pay dividends to its parent of approximately $2.2 million without prior approval of statutory authorities. The Company has maintained adequate statutory capital and surplus and has not used surplus relief or financial reinsurance, which have come under scrutiny by many state insurance departments.

The NAIC's risk-based capital requirements require insurance companies to calculate and report information under a risk-based capital formula. These requirements are intended to allow insurance regulators to identify inadequately capitalized insurance companies based upon the type and mixture of risks inherent in the company's operations. The formula includes components for asset risk, liability risk, interest rate exposure and other factors. Golden American and First Golden have complied with the NAIC's risk-based capital reporting requirements. Amounts reported indicate that Golden American and First Golden have total adjusted capital well above all required capital levels.

SURPLUS NOTE: On December 17, 1996, Golden American issued a surplus note in the amount of $25 million to Equitable of Iowa. The note matures on December 17, 2026 and accrues interest of 8.25% per annum until paid. The note and ac-crued interest thereon shall be subordinate to payments due to policyholders, claimant and beneficiary claims, as well as debts owed to all other classes of debtors of Golden American. Any payment of principal made shall be subject to the prior approval of the Delaware Insurance Commissioner. On December 17, 1996, Golden American contributed the $25 million to First Golden acquiring 200,000 shares of common stock (100% of shares outstanding) of First Golden.

LINE OF CREDIT: Golden American maintained a line of credit agreement with Equitable of Iowa to facilitate the handling of unusual and/or unanticipated short-term cash requirements. The maximum borrowing allowed under this facility is $25 million which expired on December 31, 1997. At September 30, 1997, $17.0 million was outstanding under this agreement. As of the date of this prospectus, the Company anticipates funding its short term capital needs for 1998 and beyond through a credit facility with an ING affiliate.

YEAR 2000 PROJECT: The Company has studied its computer software and hardware to determine its exposure to the change of the century date issue (year 2000 date problem). Management believes the systems are compliant and has engaged third-party consultants to validate this assumption. The only system known to be affected by this issue is a system maintained by an affiliate who will incur the related costs.

MERGER:   On October 23, 1997, Equitable of Iowa shareholders approved the Agreement and Plan of Merger("Merger Agreement") dated as of July 7, 1997, among Equitable of Iowa, PFHI
Holdings, Inc. ("PFHI"), and ING Groep N.V ("ING"). On October 24, 1997, PFHI, a Delaware corporation, acquired all of the outstanding capital stock of Equitable of Iowa pursuant to the Merger Agreement. PFHI is a wholly owned subsidiary of ING, a global financial services holding company based in The Netherlands. Equitable of Iowa, an Iowa corporation, in turn, owns all the outstanding capital stock of Equitable Life Insurance Company of Iowa and Golden American Life Insurance Company and their wholly owned subsidiaries. Equitable of Iowa also owns all the outstanding capital stock of Locust Street
Securities, Inc., Equitable Investment Services, Inc. ("EISI"), Directed Services, Inc., Equitable of Iowa Companies Capital Trust, Equitable of Iowa Companies Capital Trust II and Equitable of Iowa Securities Network, Inc. In exchange for the outstanding capital stock of Equitable of Iowa, ING paid total consideration of approximately $2.1 billion in cash and stock plus the assumption of approximately $400 million in debt according to the Merger Agreement. As a result of the merger, Equitable of Iowa was merged into PFHI which was simultaneously renamed Equitable of Iowa Companies, Inc.
Subsequent to the merger, during 1998, the remainder of EISI's net assets will be liquidated and transferred to various Equitable of Iowa Companies, Inc. subsidiaries and ING Investment Management,
LLC, another ING affiliate, and its investment management responsibilities were assumed in part by DSI.

ACCOUNTING TREATMENT: The merger will be accounted for as a purchase resulting in a new basis of accounting, reflecting estimated fair values for assets and liabilities for Equitable of Iowa and its subsidiaries as of the date of the merger. The excess of the total acquisition cost over the fair value of the net assets acquired will be recorded as goodwill.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

Any forward-looking statement contained herein or in any other oral or written statement by the Company or any of its officers, directors or employees is qualified by the fact that actual results of the Company may differ materially from such statement due to the following important factors, among other risks and uncertainties inherent in the Company's business:

1. Prevailing interest rate levels and stock market performance, which may affect the ability of the Company to sell its products, the market value of the Company's investments and the lapse rate of the Company's policies, notwithstanding product design features intended to enhance persistency of the Company's products.

2. Changes in the federal income tax laws and regulations which may affect the relative tax advantages of the Company's products.

3. Changes in the regulation of financial services, including bank sales and underwriting of insurance products, which may affect the competitive environment for the Company's products.

4. Increasing competition in the sale of the Company's products.

5. Other factors affecting the performance of the Company, including, but not limited to, market conduct claims and other litigation, insurance industry insolvencies, investment performance of the underlying portfolios of the variable products, variable product design and sales volume by significant sellers of the Company's variable products.

SEGMENT INFORMATION. During the period since the acquisition by Bankers Trust, September 30, 1992 to date of this Prospectus, Golden American's operations consisted of one business segment, the sale of annuity and life insurance products. Golden American and its affiliate DSI are party to in excess of 140 sales agreements with broker-dealers, two of whom, Locust Street Securities, Inc. and Vestax Securities Coproration, are affiliates of Golden American. Six broker-dealers, including Locust Street Securities, Inc., sell a substantial portion of its business.

REINSURANCE. Golden American reinsures its mortality risk associated with the Contract's guaranteed death benefit with one or more appropriately licensed insurance companies. Golden American also, effective June 1, 1994, entered into a reinsurance agreement on a modified coinsurance basis with an affiliate of a broker-dealer which distributes Golden American's products with respect to 25% of the business produced by that broker-dealer.

RESERVES. In accordance with the life insurance laws and regulations under which Golden American operates, it is obligated to carry on its books, as liabilities, actuarially determined reserves to meet its obligations on outstanding Contracts. Reserves, based on valuation mortality tables in general use in the United States, where applicable, are computed to equal amounts which, together with interest on such reserves computed annually at certain assumed rates, make adequate provision according to presently accepted actuarial standards of practice, for the anticipated cash flows required by the contractual obligations and related expenses of Golden American.

COMPETITION. Golden American is engaged in a business that is highly competitive because of the large number of stock and mutual life insurance companies and other entities marketing insurance products comparable to those of Golden American. There are approximately 2,350 stock, mutual and other types of insurers in the life insurance business in the United States, a substantial number of which are significantly larger than Golden American.

CERTAIN AGREEMENTS. Beginning in 1994 and continuing until August 13, 1996, Bankers Trust (Delaware), a subsidiary of Bankers Trust New York Corporation ("BT New York Corporation"), and Golden American became parties to a service agreement pursuant to which Bankers Trust (Delaware) agreed to provide certain accounting, actuarial, tax, underwriting, sales, management and other services to Golden American. Expenses incurred by Bankers Trust (Delaware) in relation to this service agreement were reimbursed by Golden American on an allocated cost basis. Charges billed to Golden American by Bankers Trust (Delaware) pursuant to the service agreement for 1996 through its termination as of August 13, 1996, 1995 and 1994 were $0.5 million, $0.8 million and $0.3 million respectively.

Prior to 1994, Golden American had arranged with EIC Variable to perform services related to the development and administration of its products. For the year 1993, fees earned by EIC Variable from Golden American for these services aggregated $2.7 million. The agreement was terminated as of January 1, 1994.

In addition, one or more affiliates of Equitable of Iowa provided to Golden American certain personnel to perform management, administrative and clerical services and the use of certain of its facilities. Golden American was charged for such expenses and all other general and administrative costs, first on the basis of direct charges when identifiable, and second allocated based on the estimated amount of time spent by an affiliate's employees on behalf of Golden American. For the year 1993, EIC Variable allocated to Golden American $1.5 million. The agreement was terminated on January 1, 1994. During 1994, such expenses were allocated directly by BT New York Corporation to Golden American and totaled $1.4 million for the year.

DISTRIBUTION AGREEMENT. Prior to 1994, Golden American had entered into agreements with DSI to perform services related to the management of its investments and the distribution of its products. For the year 1993, Golden American incurred $0.3 million, respectively, for such services. The agreement was terminated as of January 1, 1994.

Under a distribution agreement, DSI acts as the principal underwriter (as defined in the Securities Act of 1933 and the Investment Company Act of 1940, as amended) of the variable insurance products issued by Golden American which as of December 31, 1996, are sold primarily through two broker/dealer institutions. For the first nine months of 1997 and the years 1996, 1995 and 1994, commissions paid by Golden American to DSI aggregated $23.3 million, $27.1 million, $8.4 million and $17.6 million, respectively.

Golden American provided to DSI certain of its personnel to perform management, administrative and clerical services and the use of certain facilities. Golden American charged DSI for such expenses and all other general and administrative costs, first on the basis of direct charges when identifiable, and the remainder allocated based on the estimated amount of time spent by Golden American's employees on behalf of DSI. In the opinion of management, this method of cost allocation is reasonable. For the years ended December 31, 1994 and 1993, expenses allocated to DSI were $2.0 million and $2.0 million, respectively, which were comprised of allocated salary charges, premise and equipment charges, and other expenses.

In 1995, the service agreement between DSI and Golden American was amended to provide for a management fee from DSI to Golden American for managerial and supervisory services provided by Golden American. This fee, calculated as a percentage of average assets in the variable separate accounts, was $2.0 million, $2.3 million and $1.0 million for the first nine months of 1997 and the years 1996 and 1995, respectively.

EMPLOYEES. Golden American, as a result of its Service Agreements with each of Bankers Trust (Delaware) and EIC Variable had very few direct employees. Instead, various management services were provided by Bankers Trust (Delaware), EIC Variable and Bankers Trust New York Corporation, as described above under "Certain Agreements." The cost of these services were allocated to Golden American. Since August 14, 1996, Golden American has looked to Equitable of Iowa and its affiliates for management services.

Certain officers of Golden American are also officers of EIC
Variable and DSI, and their salaries are allocated among the three companies. Certain officers of Golden American are also officers of Equitable of Iowa. See "Directors and Executive Officers."

PROPERTIES. Golden American's principal office is located at 1001 Jefferson Street, Suite 400, Wilmington, Delaware 19801, where all of Golden American's records are maintained. This office space is leased.


DIRECTORS AND EXECUTIVE OFFICERS

                                                      POSITION(S) WITH THE
         NAME (AGE)                                          COMPANY
-----------------------------                      ---------------------------
Terry L. Kendall (51)                              Director, President and
                                                    Chief Executive Officer
Myles R. Tashman (55)                              Director, Executive Vice
                                                    President, General
                                                    Counsel and Secretary
Susan B. Watson (31)                               Director, Senior Vice
                                                    President and Chief
                                                    Financial Officer
Beth B. Neppl (40)                                 Director and Vice President
Paul E. Larson (45)                                Director
Paul R. Schlaack (51)                              Director and Chairman
Barnett Chernow (48)                               Executive Vice President
James R. McInnis (49)                              Executive Vice President
Dennis D. Hargens (55)                             Treasurer
David L. Jacobson (48)                             Senior Vice President
                                                    and Assistant Secretary
Stephen J. Preston (40)                            Senior Vice President
                                                    and Chief Actuary
William B. Lowe (33)                               Senior Vice President
Edward M. Syring, Jr. (59)                         Senior Vice President

Each director is elected to serve for one year or until the next annual meeting of shareholders or until his or her successor is elected. Most directors are directors of insurance company subsidiaries of Golden American's parent, Equitable of Iowa.

The principal positions of Golden American's directors and senior executive officers for the past five years are listed below:

Mr. Terry L. Kendall became Director, President and Chief Executive Officer of Golden American in September, 1993. From September, 1993 through September, 1996, he also served as Chairman of Golden American. Since June, 1996, he has also served as President, Chief Executive Officer and Chairman of First Golden American Life Insurance Company of New York, Golden American's New York subsidiary. From 1982 through June, 1993, he was President and Chief Executive Officer of United Pacific Life Insurance Company.

Mr. Myles R. Tashman joined Golden American in August, 1994 as Senior Vice President and was named Executive Vice President, General Counsel and Secretary effective January 1, 1996. He was elected to serve as a director of Golden American in January, 1998. From 1986 through 1993, he was Senior Vice President and General Counsel of United Pacific Life Insurance Company.

Ms. Susan B. Watson joined Equitable Life Insurance Company of Iowa ("Equitable Life") in 1991 as an Assistant Vice Presidant and Corporate Actuary and is currently Senior Vice President and Chief Financial Officer for Equitable of Iowa and its subsidiaries. She was elected to serve as a director of Golden American in January, 1998.

Ms. Beth B. Neppl joined Equitable of Iowa in 1987 and is currently a Vice President. She was elected to serve as a director of Golden American in August, 1996.

Mr. Paul E. Larson joined Equitable of Iowa in 1977 and is currently President of Equitable Life.
He was elected to serve as a director of Golden American in August, 1996. He also served as Executive Vice President, CFO, and Assistant Secretary of Golden American from December, 1996 through December, 1997.

Mr. Paul R. Schlaack joined Equitable Investment Services, Inc. in 1984. He currently serves as the Chairman or as a director of many of the Equitable of Iowa Companies. He was elected to serve as a director of Golden American in August, 1996 and as Chairman of the Board in January, 1998.

Mr. Barnett Chernow joined Golden American in October, 1993 as Executive Vice President. From 1977 through 1993, he held various positions with Reliance Insurance Companies and was Senior Vice President and Chief Financial Officer of United Pacific Life Insurance Company from 1984 through 1993.

Mr. James R. McInnis joined Golden American in December, 1997 as
Executive Vice President. From 1982 through November, 1997, he was with the Endeavor Group and was President upon leaving.

Mr. Dennis D. Hargens was elected Treasurer of Golden American in
December, 1996. He joined Equitable Life Insurance Company of Iowa in 1961 and is currently Treasurer and was elected Treasurer of USG
Annuity & Life Company in 1996.

Mr. David L. Jacobson joined Golden American in November, 1993 as
Senior Vice President and Assistant Secretary. From April, 1974 through November, 1993, he held various positions with United Pacific Life Insurance Company and was Vice President upon leaving.

Mr. Stephen J. Preston joined Golden American in December, 1993 as Senior Vice President, Chief Actuary and Controller. He currently serves as Senior Vice President and Chief Actuary. From September, 1993 through November, 1993, he was Senior Vice President and Actuary for Mutual of America Insurance Company. From July, 1987 through August, 1993, he held various positions with United Pacific Life Insurance Company and was Vice President and Actuary upon leaving.

Mr. William B. Lowe joined Equitable Life as Vice President, Sales
& Marketing in January, 1994. He became a Senior Vice President, Sales & Marketing, of Golden American in August, 1997. He is also President of Equitable of Iowa Securities Network, Inc. Prior to joining Equitable Life, he was an Associate Vice President of Lincoln Benefit Life from July, 1990 through December, 1993.

Mr. Edward Syring, Jr. joined Golden American in February as a Senior Vice President, Sales & Marketing. Prior to joining Golden American, he was with Putnam Mutual Funds form April, 1991 through February, 1995.

COMPENSATION TABLES AND OTHER INFORMATION
The following sets forth information with respect to the Chief Executive Officer of Golden American as well as the annual salary and bonus for the next five highly compensated executive officers for the fiscal year ended December 31, 1996. Certain executive officers of Golden American are also officers of DSI. The salaries of such individuals are allocated between Golden American and DSI. Executive officers of Golden American are also officers of DSI. The salaries of such individuals are allocated between Golden American and DSI pursuant to an arrangement among these companies. Throughout 1995 and until August 13, 1996, Mr. Kendall served as a Managing Director at Bankers Trust New York Corporation. Compensation amounts for Mr. Kendall which are reflected throughout these tables prior to August 14, 1996 were not charged to Golden American, but were instead absorbed by Bankers Trust New York Corporation.

EXECUTIVE COMPENSATION TABLE
The following table sets forth information with respect to the annual salary and bonus for Golden American's Chief Executive
Officer and the next five most highly compensated executive officers for the fiscal year ended December 31, 1996. (Information for 1997 is not yet available.)

                                                         LONG-TERM
                             ANNUAL COMPENSATION        COMPENSATION
                             -------------------- ------------------------
                                                   RESTRICTED   SECURITIES
NAME AND                                          STOCK AWARDS  UNDERLYING  ALL OTHER
PRINCIPAL POSITION      YEAR  SALARY  BONUS (/1/) OPTIONS (/2/)  OPTIONS   COMPENSATION
------------------      ---- -------- ----------- ------------- ---------- ------------
Terry L. Kendall,...... 1996 $288,298  $400,000                              $ 11,535(/4/)
 President and Chief    1995 $250,000  $400,000                   8,000      $  6,706(/4/)
 Executive Officer(/3/) 1994 $250,000  $200,000     $103,551      8,000
 (September 1993 to
 Present)
Barnett Chernow,....... 1996 $207,526  $150,000                              $  7,755(/4/)
 Executive Vice         1995 $190,000  $165,000                              $ 15,444(/4/)(/5/)
 President              1994 $185,000  $ 35,000                     500      $ 98,212(/5/)
Edward C. Wilson,...... 1996 $190,582  $327,473
 Executive Vice
 President
Myles R. Tashman,...... 1996 $176,138  $ 90,000                              $  5,127(/4/)
 Executive Vice         1995 $160,000  $ 25,000
 President, General     1994 $ 66,667
 Counsel and Secretary
Mitchell R. Katcher,... 1996 $116,667  $150,000                              $130,068(/4/)(/6/)
 Former Executive Vice  1995 $175,000  $150,000                              $  9,389(/4/)
 President              1994 $175,000  $ 62,500
Stephen J. Preston,.... 1996 $156,937  $ 58,326                              $  9,734(/4/)
 Senior Vice President  1995 $140,000  $ 50,000                              $  4,721(/5/)
 and Chief Actuary and  1994 $131,667
 Controller

________________

   (1) The amount shown relates to bonuses paid in 1996, 1995 and 1994. $50,000 of Mr. Wilson's bonus paid in 1996 and Mr.
   Chernow's bonus paid in 1994 represent signing bonuses.

   (2) The number of shares underlying the restricted stock award granted in 1994 represented 1,870 shares of Bankers Trust New York Corporation at the end of 1994. The value shown above was computed using the price of common stock of Bankers Trust New York Corporation at the end of 1994. As of 1996, none of the executive officers listed above had any restricted stock holdings of Bankers Trust New York Corporation. During 1996, Bankers Trust New York Corporation redeemed the following restricted stock holdings: Mr. Kendall 3,000 shares, value $233,062; Mr. Chernow 500 shares, value $38,844.

   (3) Mr. Kendall has served as President and Chief Executive Officer of Golden American since September of 1993. From that time until September of 1996, he also served as Chairman of Golden American. Until August 14, 1996, Mr. Kendall's salary and bonuses were paid directly by Bankers Trust New York Corporation.

   (4) Contributions were made by the Company on behalf of the employee to PartnerShare, the deferred compensation plan sponsored by Bankers Trust New York Corporation and its affiliates for the benefit of all Bankers Trust employees, in February of the current year to employees on record as of December 31 of the previous year, after the employee completes one year of service with the company. This contribution may be in the form of deferred compensation and/or a cash payment. In 1996, Mr. Kendall received $9,000 of deferred compensation and $2,535 of cash payment from the plan; Mr. Chernow received $6,000 of deferred compensation and $1,755 of cash payment from the plan; Mr. Tashman received $4,000 of deferred compensation and $1,127 of cash payment from the plan; Mr. Preston received $5,433 of deferred compensation and $4,301 of cash payment from the plan; Mr. Katcher received $9,000 of deferred compensation and $2,535 of cash payment from the plan. Mr. Wilson was not eligible for contributions to the PartnerShare Plan in 1996. In 1995, Mr. Kendall received $2,956 of deferred compensation and $3,750 of cash payment from the plan; Mr. Chernow received $1,013 of deferred compensation and $1,267 of cash payment from the plan; Mr. Katcher received $4,139 of deferred compensation and $5,250 of cash payment from the plan. Mr. Wilson, Mr. Tashman and Mr. Preston were not eligible for contributions to the PartnerShare Plan in 1995. In 1994, all executives listed above were not eligible for contributions to the PartnerShare Plan in 1994.

   (5) Amounts shown for 1994 and 1995 represent relocation expenses paid on behalf of the employee.

   (6) Amount shown for 1996 includes $118,533 severance compensation.

OPTION GRANTS IN LAST FISCAL YEAR (1996)
On October 24, 1997, in conjunction with the acquisition of Equitable of Iowa, all outstanding options vested and were cashed out for the difference between $68.00 and the strike price. The table below represents the options granted in 1996. Information for 1997 is not yet available.


                                                                              POTENTIAL
                                                                         REALIZABLE VALUE AT
                                                                           ASSUMED ANNUAL
                                       % OF TOTAL                          RATES OF STOCK
                           NUMBER OF    OPTIONS                          PRICE APPRECIATION
                          SECURITIES   GRANTED TO                            FOR OPTION
                          UNDERLYING   EMPLOYEES                             TERM (/4/)
                            OPTIONS    IN FISCAL   EXERCISE   EXPIRATION -------------------
NAME                     GRANTED (/1/)    YEAR    PRICE (/2/) DATE (/3/)    5%       10%
----                     ------------- ---------- ----------- ---------- -------- ----------
Terry L. Kendall........    20,000        36.4      $37.50    8/13/2006  $471,671 $1,195,307
Barnett Chernow.........     8,000        14.5      $37.50    8/13/2006  $188,668 $  478,123
Edward C. Wilson........     8,000        14.5      $37.50    8/13/2006  $188,668 $  478,123
Myles Tashman...........     6,000        10.9      $37.50    8/13/2006  $141,501 $  358,592
Stephen J. Preston......     2,000         3.6      $37.50    8/13/2006  $ 47,167 $  119,531

________________

   (1) Stock options granted on August 13, 1996 by Equitable of Iowa to the officers of Golden American have a five-year vesting period with 20% exercisable after 3rd year, an additional 30% after 4th year, and the final 50% after 5th year. The options will vest in the event of a change of control of Equitable of Iowa.

   (2) The exercise price was equal to the fair market value of the Common Stock on the date of grant.

   (3) Incentive Stock Options have a term of ten years. They are subject to earlier termination in certain events related to termination of employment.

   (4) Total dollar gains based on indicated rates of appreciation of share price over a ten-year term.

Directors of Golden American receive no additional compensation for serving as a director.

____________________________________________________________________

FEDERAL TAX CONSIDERATIONS

INTRODUCTION
The following discussion of the federal income tax treatment of the Contract is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The federal income tax treatment of the Contract is unclear in certain circumstances, and a qualified tax adviser should always be consulted with regard to the application of the tax law to individual circumstances. This discussion is based on the Internal Revenue Code of 1986, as amended (the "Code"), Treasury Department regulations, and interpretations existing on the date of this prospectus. These authorities, however, are subject to change by Congress, the Treasury Department, and judicial decisions.

This discussion does not address state or local tax consequences associated with the purchase of the contract. In addition, GOLDEN AMERICAN MAKES NO GUARANTEE REGARDING ANY TAX TREATMENT - FEDERAL, STATE OR LOCAL - OF ANY CONTRACT OR OF ANY TRANSACTION INVOLVING A CONTRACT.

TAX STATUS OF GOLDEN AMERICAN
Golden American is taxed as a life insurance company under the Code. Since the operations of Account B are a part of, and are taxed with, the operations of Golden American, Account B is not separately taxed as a "regulated investment company" under the Code. Under existing federal income tax laws, investment income and capital gains of Account B are not taxed to Golden American to the extent they are applied to increase reserves under a contract. Since, under the contracts, investment income and realized capital gains of Account B attributable to contract obligations are automatically applied to increase reserves, Golden American does not anticipate that it will incur any federal income tax liability in Account B attributable to contract obligations, and therefore Golden American does not intend to make provision for any such taxes. If Golden American is taxed on investment income or capital gains of Account B, then Golden American may impose a charge against Account B, as appropriate, in order to make provision for such taxes.

TAXATION OF NON-QUALIFIED ANNUITIES
TAX DEFERRAL DURING ACCUMULATION PERIOD. Under existing provisions of the Code, except as described below, any increase in an owner's Accumulation Value is generally not taxable to the owner until amounts are received from the Contract, either in the form of annuity payments as contemplated by the Contract, or in some other form of distribution. However, this rule allowing deferral applies only if (1) the investments of Account B are "adequately diversified" in accordance with Treasury Department regulations, (2) Golden American, rather than the owner, is considered the owner of the assets of Account B for federal income tax purposes, and (3) the owner is an individual. In addition to the foregoing, if the Contract's Annuity Commencement Date occurs at a time when the annuitant is at an advanced age, such as over age 85, it is possible that the owner will be taxable currently on the annual increase in the Accumulation Value.

Diversification Requirements. The Code and Treasury Department regulations prescribe the manner in which the investments of a segregated asset account, such as the Divisions of Account B, are to be "adequately diversified." If a Division of Account B failed to comply with these diversification standards, contracts based on that segregated asset account would not be treated as an annuity contract for federal income tax purposes and the Owner would generally be taxable currently on the income on the contract (as defined in the tax law) beginning with the period of non-diversification. Golden American expects that the Divisions of Account B will comply with the diversification requirements prescribed by the Code and Treasury Department regulations.

Ownership Treatment. In certain circumstances, variable annuity contract owners may be considered the owners, for federal income tax purposes, of the assets of a segregated asset account, such as the Divisions of Account B, used to support their contracts. In those circumstances, income and gains from the segregated asset account would be includible in the contract owners' gross income. The Internal Revenue Service (the "IRS") has stated in published rulings that a variable contract owner will be considered the owner of the assets of a segregated asset account if the owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In addition, the Treasury Department announced, in connection with the issuance of regulations concerning investment diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor, rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular sub-accounts (of a segregated asset account) without being treated as owners of the underlying assets." As of the date of this prospectus, no such guidance has been issued.

The ownership rights under the Contract are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that contract owners were not owners of the assets of a segregated asset account. For example, the Owner of this Contract has the choice of more investment options to which to allocate purchase payments and the Accumulation Value, and may be able to transfer among investment options more frequently, than in such rulings. These differences could result in the Owner being treated as the owner of all or a portion of the assets of Account B. In addition, Golden American does not know what standards will be set forth in the regulations or rulings which the Treasury Department has stated it expects to issue. Golden American therefore reserves the right to modify the Contract as necessary to attempt to prevent Contract Owners from being considered the owners of the assets of Account B. However, there is no assurance that such efforts would be successful.

Frequently, if the IRS or the Treasury Department sets forth a new position which is adverse to taxpayers, the position is applied on a prospective basis only. Thus, if the IRS or the Treasury Department were to issue regulations or a ruling which treated an Owner of this Contract as the owner of Account B, that treatment might apply on a prospective basis. However, if the regulations or ruling were not considered to set forth a new position, an owner might retroactively be determined to be the owner of the assets of Account B.

Non-Natural Owner. As a general rule, contracts held by "non-natural persons" such as a corporation, trust or other similar entity, as opposed to a natural person, are not treated as annuity contracts for federal tax purposes. The income on such contracts (as defined in the tax law) is taxed as ordinary income that is received or accrued by the Owner of the Contract during the taxable year. There are several exceptions to this general rule for non-natural Owners. First, contracts will generally be treated as held by a natural person if the nominal Owner is a trust or other entity which holds the Contract as an agent for a natural person. However, this special exception will not apply in the case of any employer who is the nominal Owner of a contract under a non-qualified deferred compensation arrangement for its employees.

In addition, exceptions to the general rule for non-natural Owners will apply with respect to (1) Contracts acquired by an estate of a decedent by reason of the death of the decedent, (2) certain Contracts issued in connection with qualified retirement plans, (3) certain Contracts purchased by employers upon the termination of certain qualified retirement plans, (4) certain Contracts used in connection with structured settlement agreements, and (5) Contracts purchased with a single purchase payment when the annuity starting date (as defined in the tax law) is no later than a year from purchase of the Contract and substantially equal periodic payments are made, not less frequently than annually, during the annuity period.

The remainder of this discussion assumes that the Contract will be treated as an annuity contract for federal income tax purposes.

TAXATION OF PARTIAL WITHDRAWALS AND SURRENDERS. In the case of a partial withdrawal prior to the Annuity Commencement Date, amounts received generally are includible in income to the extent the Owner's Accumulation Value (determined without regard to any surrender charge, within the meaning of the tax law) before the surrender exceeds his or her "investment in the contract." In the case of a surrender of the Contract for the Cash Surrender Value, amounts received are includible in income to the extent they exceed the "investment in the contract." For these purposes, the investment in the Contract at any time equals the total of the premium payments made under the Contract to that time (to the extent such payments were neither deductible when made nor excludable from income as, for example, in the case of certain contributions to IRAs and other qualified retirement plans) less any amounts previously received from the Contract which were not includible in income.
In the case of systematic partial withdrawals, the amount of each withdrawal will generally be taxed in the same manner as a partial withdrawal made prior to the Annuity Commencement Date, as described above. However, there is some uncertainty regarding the tax treatment of systematic partial withdrawals, and it is possible that additional amounts may be includible in income.

The Contract provides a Death Benefit that in certain circumstances may exceed the greater of the premium payments and the Accumulation Value. As described elsewhere in this prospectus, Golden American imposes certain charges with respect to the Death Benefit. It is possible that some portion of those charges could be treated for federal tax purposes as a partial withdrawal from the Contract.

In certain circumstances, surrender charges may be waived because of the Owner's need for extended medical care or because of the Owner's terminal illness. Distributions made in respect of which surrender charges are waived are treated as partial withdrawals or surrenders, as the case may be, for income tax purposes.

TAXATION OF ANNUITY PAYMENTS. Normally, the portion of each annuity payment taxable as ordinary income is equal to the excess of the payment over the exclusion amount. In the case of fixed annuity payments, the exclusion amount is the amount determined by multiplying (1) the fixed annuity payment by (2) the ratio of the "investment in the contract" (defined above), adjusted for any period certain or refund feature, allocated to the fixed annuity option to the total expected amount of fixed annuity payments for the period of the Contract (determined under Treasury Department regulations). In the case of variable annuity payments, the exclusion amount for each variable annuity payment is a specified dollar amount equal to the investment in the Contract allocated to the variable annuity option when payments begin divided by the number of variable payments expected to be made (determined by Treasury Department regulations).

Once the total amount of the investment in the Contract is excluded using these formulas, annuity payments will be fully taxable. If annuity payments cease because of the death of the Annuitant and before the total amount of the investment in the Contract is recovered, the unrecovered amount generally will be allowed as a deduction to the annuitant or beneficiary (depending upon the circumstances).

TAXATION OF DEATH BENEFIT PROCEEDS. Prior to the Annuity Commencement Date, amounts may be distributed from a Contract because of the death of an Owner or, in certain circumstances, the death of the Annuitant. Such Death Benefit proceeds are includible in income as follows: (1) if distributed in a lump sum, they are taxed in the same manner as a surrender, as described above, or (2) if distributed under an annuity option, they are taxed in the same manner as annuity payments, as described above. After the Annuity Commencement Date, where a guaranteed period exists under an annuity option and the Annuitant dies before the end of that period, payments made to the Beneficiary for the remainder of that period are includible in income as follows: (1) if received in a lump sum, they are includible in income to the extent that they exceed the unrecovered investment in the contract at that time, or (2) if distributed in accordance with the existing annuity option selected, they are fully excludable from income until the remaining investment in the contract is deemed to be recovered, and all annuity payments thereafter are fully includible in income.

If certain amounts become payable in a lump sum from a Contract, such as the Death Benefit, it is possible that such amounts might be viewed as constructively received and thus subject to tax, even though not actually received. A lump sum will not be constructively received if it is applied under an annuity option within 60 days after the date on which it becomes payable. (Any annuity option selected must comply with applicable minimum distribution requirements imposed by the Code.)

ASSIGNMENTS, PLEDGES, AND GRATUITOUS TRANSFERS. Other than in the case of Contracts issued as IRAs or in connection with certain other qualified retirement plans (which generally cannot be assigned or pledged), any assignment or pledge (or agreement to assign or pledge) of any portion of the value of the Contract is treated for federal income tax purposes as a partial withdrawal of such amount or portion. The investment in the Contract is increased by the amount includible as income with respect to such assignment or pledge, though it is not affected by any other aspect of the assignment or pledge (including its release). If an Owner transfers a Contract without adequate consideration to a person other than the Owner's spouse (or to a former spouse incident to divorce), the Owner will be taxed on the difference between the cash surrender value (within the meaning of the tax law) and the investment in the contract at the time of transfer. In such case, the transferee's investment in the contract will be increased to reflect the increase in the transferor's income.

SECTION 1035 EXCHANGES. Code section 1035 provides that no gain or loss is recognized when an annuity contract is received in exchange for a life, endowment, or annuity contract, provided that no cash or other property is received in the exchange transaction. Special rules and procedures apply in order for an exchange to meet the requirements of section 1035.

Also, there are additional tax
considerations involved when the contracts are issued in connection with qualified retirement plans. Prospective Owners of this Contract should consult a tax advisor before entering into a section 1035 exchange (with respect to non-qualified annuity contracts) or a trustee-to-trustee transfer or rollover (with respect to qualified annuity contracts).

PENALTY TAX ON PREMATURE DISTRIBUTIONS. Where a contract has not been issued as an IRA or in connection with another qualified retirement plan, there generally is a 10% penalty tax on the taxable amount of any payment from the Contract unless the payment is: (a) received on or after the Owner reaches age 59 1/2; (b) attributable to the Owner's becoming disabled (as defined in the tax law); (c) made on or after the death of the Owner or, if the Owner is not an individual, on or after the death of the primary annuitant (as defined in the tax law); (d) made as a series of substantially equal periodic payments (not less frequently than annually) for the life
(or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and a designated beneficiary (as defined in the tax law), or (e) made under a Contract purchased with a single purchase payment when the annuity starting date (as defined in the tax law) is no later than a year from purchase of the Contract and substantially equal periodic payments are made, not less frequently than annually, during the annuity period.

In the case of systematic partial withdrawals, it is unclear whether such withdrawals will qualify for exception (d) above. (For reporting purposes, we currently treat such withdrawals as if they do not qualify for this exception). In addition, if withdrawals are of interest amounts only, as is the case with systematic partial withdrawals from a Fixed Allocation, exception (d) will not apply.

AGGREGATION OF CONTRACTS. In certain circumstances, the amount of an annuity payment, withdrawal or surrender from a Contract that is includible in income is determined by combining some or all of the annuity contracts owned by an individual not issued in connection with qualified retirement plans. For example, if a person purchases two or more deferred annuity contracts from the same insurance company (or its affiliates) during any calendar year, all such contracts will be treated as one contract for purposes of determining whether any payment not received as an annuity (including withdrawals and surrenders prior to the Annuity Commencement Date) is includible in income. In addition, if a person purchases a Contract offered by this prospectus and also purchases at approximately the same time an immediate annuity, the IRS may treat the two contracts as one contract. The effects of such aggregation are not clear, however, it could affect the time when income is taxable and the amount which might be subject to the 10% penalty tax described above.

IRA CONTRACTS AND OTHER QUALIFIED RETIREMENT PLANS
IN GENERAL. In addition to issuing the Contracts as non-qualified annuities, Golden American also currently issues the Contracts as IRAs. (As indicated above, in this prospectus, IRAs are referred to as "qualified plans.") Golden American may also issue the Contracts in connection with certain other types of qualified retirement plans which receive favorable treatment under the Code. Numerous special tax rules apply to the owners under IRAs and other qualified retirement plans and to the contracts used in connection with such plans. These tax rules vary according to the type of plan and the terms and conditions of the plan itself. For example, for both surrenders and annuity payments under certain contracts issued in connection with qualified retirement plans, there may be no "investment in the contract" and the total amount received may be taxable. Also, special rules apply to the time at which distributions must commence and the form in which the distributions must be paid. Therefore, no attempt is made to provide more than general information about the use of Contracts with the various types of qualified retirement plans. A qualified tax advisor should be consulted before purchase of a Contract in connection with a qualified retirement plan.

When issued in connection with a qualified retirement plan, a Contract will be amended as necessary to conform to the requirements of the plan. However, Owners, Annuitants, and Beneficiaries are cautioned that the rights of any person to any benefits under qualified retirement plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Contract. In addition, Golden American is not bound by terms and conditions of qualified retirement plans to the extent such terms and conditions contradict the Contract, unless Golden American consents.

INDIVIDUAL RETIREMENT ANNUITIES.  As indicated above, Golden
American currently issues the Contract as an IRA. If the Contract is used for this purpose, the Owner must be the Annuitant.

Premium Payments. Both the premium payments that may be paid, and the tax deduction that the owner may claim for such premium payments, are limited under an IRA. In general, the premium payments that may be made for an IRA for any year are limited to the lesser of $2,000 or 100% of the individual's earned income for the year. Also, in the case of an individual who has less income than his or her spouse, premium payments may be made by that individual into an IRA to the extent of (1) $2,000, or the (2) sum of (i) the compensation includible in the gross income of the individual's spouse for the taxable year and (ii) the compensation includible in the gross income of the individual's spouse for the taxable year reduced by the amount allowed as a deduction for IRA contributions to such spouse. An excise tax is imposed on IRA contributions that exceed the law's limits.

The deductible amount of the premium payments made for an IRA for any taxable year (including a contract for a noncompensated spouse) is limited to the amount of premium payments that may be paid for the contract for that year, or a lesser amount where the individual or his or her spouse is an active participant in certain qualified retirement plans. For a single person who is an active participant in a qualified retirement plan (including a qualified pension, profit-sharing, or annuity plan, a simplified employee pension plan, or a "section 403(b)" annuity plan, as discussed below) and who has adjusted gross income in excess of $35,000 may not deduct premium payments, and such a person with adjusted gross income between $25,000 and $35,000 may deduct only a portion of such payments. Also, married persons who file a joint return, one of whom is an active participant in a qualified retirement plan, and who have adjusted gross income in excess of $50,000 may not deduct premium payments, and those with adjusted gross income between $40,000 and $50,000 may deduct only a portion of such payments. Married persons filing separately may not deduct premium payments if either the taxpayer or the taxpayer's spouse is an active participant in a qualified retirement plan.

In applying these and other rules applicable to an IRA, all individual retirement accounts and IRAs owned by an individual are treated as one contract, and all amounts distributed during any taxable year are treated as one distribution.

Tax Deferral During Accumulation Period. Until distributions are made from an IRA, increases in the Accumulation Value of the Contract are not taxed.

IRAs and individual retirement accounts (that may invest in this contract) generally may not invest in life insurance contracts, but an annuity contract that is issued as an IRA (or that is purchased by an individual retirement account) may provide a death benefit that equals the greater of the premiums paid and the contract's cash value. The Contract provides a Death Benefit that in certain circumstances may exceed the greater of the premium payments and the Accumulation Value.

Taxation of Distributions and Rollovers. If all premium payments made to an IRA were deductible, all amounts distributed from the Contract are included in the recipient's income when distributed. However, if nondeductible premium payments were made to an IRA (within the limits allowed by the tax laws), a portion of each distribution from the Contract typically is includible in income when it is distributed. In such a case, any amount distributed as an annuity payment or in a lump sum upon death or surrender is taxed as described above in connection with such a distribution from a non-qualified contract, treating as the investment in the contract the sum of the nondeductible premium payments at the end of the taxable year in which the distribution commences or is made (less any amounts previously distributed that were excluded from income). Also, in such a case, any amount distributed upon a partial withdrawal is partially includible in income. The includible amount is the excess of the distribution over the exclusion amount, which in turn generally equals the distribution multiplied by the ratio of the investment in the Contract to the Accumulation Value.

In any event, subject to the direct rollover and mandatory withholding requirements (discussed below), amounts may be "rolled over" from certain qualified retirement plans to an IRA (or from one IRA or individual retirement account to an IRA) without incurring current income tax if certain conditions are met. Only certain types of distributions to eligible individuals from qualified retirement plans, individ-ual retirement accounts, and IRAs may be rolled over.

Penalty Taxes. Subject to certain exceptions, a penalty tax is imposed on distributions from an IRA equal to 10% of the amount of the distribution includible in income. (Amounts rolled over from an IRA generally are excludable from income.) The exceptions provide, however, that this penalty tax does not apply to distributions made to the Owner (1) on or after age 59 1/2, (2) on or after death or because of disability (as defined in the tax law), or (3) as part of a series of substantially equal periodic payments over the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and his or her beneficiary (as defined in the tax law). In addition to the foregoing, failure to comply with a minimum distribution requirement will result in the imposition of a penalty tax of 50% of the amount by which a minimum required distribution exceeds the actual distribution from an IRA. Under this requirement, distributions of minimum amounts from an IRA as specified in the tax law must generally commence by April 1 of the calendar year following the calendar year in which the Owner attains age 70 1/2.

OTHER TYPES OF QUALIFIED RETIREMENT PLANS. The following sections describe tax considerations of Contracts used in connection with various types of qualified retirement plans other than IRAs. Golden American does not currently offer all of the types of qualified retirement plans described and may not offer them in the future. Prospective purchasers of Contracts for use in connection with such qualified retirement plans should therefore contact Golden American's Customer Service Center to ascertain the availability of the Contract for qualified retirement plans at any given time.

Simplified Employee Pensions (SEP-IRAs). Section 408(k) of the Code allows employers to establish simplified employee pension plans for their employees, using the employees' IRAs for such purposes, if certain criteria are met. Under these plans the employer may, within specified limits, make deductible contributions on behalf of the employees to IRAs. Employers intending to use the contract in connection with such plans should seek competent advice.

SIMPLE IRAs. Section 408(p) of the Code permits certain small employers to establish "SIMPLE retirement accounts," including SIMPLE IRAs, for their employees. Under SIMPLE IRAs, certain deductible contributions are made by both employees and employers. SIMPLE IRAs are subject to various requirements, including limits on the amounts that may be contributed, the persons who may be eligible, and the time when distributions may commence. Employers intending to use the Contract in connection with a SIMPLE retirement account should seek competent advice.

Roth IRAs. Effective immediately, Golden American is offering Contracts in connection with Roth Individual Retirement Annuities ("Roth IRAs"). New Section 408A of the Code permits eligible individuals to contribute to Roth IRAs. Under applicable limitations, certain amounts may be contributed to a Roth IRA. The contributions are not deductible from the individual's gross income, but if certain qualifications are met, distributions of earnings are not included in taxable income. Rollovers from regular IRAs or conversions of regular IRAs to Roth IRAs are permitted, but the owner must include the amount rolled over or converted in taxable income (with the ability to spread the tax liability over four years if the rollover or conversion takes place in 1998). Roth IRAs are subject to limitations on eligibility, contributions, transferability, and distributions. Purchasers of Contracts who intend for them to be qualified as Roth IRAs should seek competent tax advice. Please check with Golden American's Customer Service Center for state availability.

Generally, earnings on a ROTH IRA accrue federally tax-deferred, and distributions are not subject to federal income tax or 10% penalty tax if five years have passed since the first contribution was made or any conversion from a traditional IRA was effected, and the distribution is made (a) once the owner is 59 1/2 or older, (b) upon the death or disability of the owner, or (c) for a limited amount, for qualified first-time home buyer expenses. Distributions that do not meet these conditions would be subject to ordinary federal income tax and may be subject to the 10% penalty tax. Roth IRAs are not subject to required distributions at age 70 1/2.

Corporate and Self-Employed ("H.R. 10" or "Keogh") Pension and Profit-Sharing Plans. Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of tax-favored retirement plans for employees. The Self-Employed Individuals' Tax Retirement Act of 1962, as amended, commonly referred to as "H.R. 10" or "Keogh," permits self-employed individuals also to establish such tax-favored retirement plans for themselves and their employees. Such retirement plans may permit the purchase of the Contract in order to provide benefits under the plans. The Contract provides a Death Benefit that in certain circumstances may exceed the greater of the premium payments and the Accumulation Value. It is possible that such Death Benefit could be characterized as an incidental death benefit. There are limitations on the amount of incidental benefits that may be provided under pension and profit sharing plans. In addition, the provision of such benefits may result in currently taxable income to participants. Employers intending to use the Contract in connection with such plans should seek competent advice.

Section 403(b) Annuity Contracts. Section 403(b) of the Code permits public school employees, employees of certain types of charitable, educational and scientific organizations exempt from tax under section 501(c)(3) of the Code, and employees of certain types of State educational organizations specified in section 170(b)(l)(A)(ii), to have their employers purchase annuity contracts for them and, subject to certain limitations, to exclude the amount of premium payments from gross income for federal income tax purposes. Purchasers of the contracts for use as a "Section 403(b) Annuity Contract" should seek competent advice as to eligibility, limitations on permissible amounts of premium payments and other tax consequences associated with such contacts. In particular, purchasers and their advisors should consider that this Contract provides a Death Benefit that in certain circumstances may exceed the greater of the premium payments and the Accumulation Value. It is possible that such Death Benefit could be characterized as an incidental death benefit. If the Death Benefit were so characterized, this could result in currently taxable income to purchasers. In addition, there are limitations on the amount of incidental death benefits that may be provided under a Section 403(b) Annuity Contract. Even if the Death Benefit under the contract were characterized as an incidental death benefit, it is unlikely to violate those limits unless the purchaser also purchases a life insurance contract as part of his or her Section 403(b) Annuity Contract.

Section 403(b) Annuity Contracts contain restrictions on withdrawals of (i) contributions made pursuant to a salary reduction agreement in years beginning after December 31, 1988, (ii) earnings on those contributions, and (iii) earnings after 1988 on amounts attributable to salary reduction contributions (and earnings on those contributions) held as of the last year beginning before January 1, 1989. These amounts can be paid only if the employee has reached age 59 1/2, separated from service, died, become disabled (within the meaning of the tax law), or in the case of hardship. Amounts permitted to be distributed in the event of hardship are limited to actual contributions; earnings thereon cannot be distributed on account of hardship. (These limitations on withdrawals do not apply to the extent Golden American is directed to transfer some or all of the Accumulation Value as a tax-free direct transfer to the issue of another Section 403(b) Annuity Contract or into a section 403(b)(7) custodial account subject to withdrawal restrictions which are at least as stringent.)

Eligible Deferred Compensation Plans of State and Local Governments and Tax-Exempt Organizations. Section 457 of the Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current federal income taxes. The employees must be participants in an eligible deferred compensation plan. Generally, a Contract purchased by a state or local government or a tax-exempt organization will not be treated as an annuity contract for federal income tax purposes. Those who intend to use the contracts in connection with such plans should seek competent advice.

DIRECT ROLLOVERS AND FEDERAL INCOME TAX WITHHOLDING FOR "ELIGIBLE ROLLOVER DISTRIBUTIONS." In the case of an annuity contract used in connection with a pension, profit-sharing, or annuity plan qualified under sections 401(a) or 403(a) of the Code, or that is a Section 403(b) Annuity Contract, any "eligible rollover distribution" from the contract will be subject to direct rollover and mandatory withholding requirements. An eligible rollover distribution generally is the taxable portion of any distribution from a qualified pension plan under section 401(a) of the Code, qualified annuity plan under Section 403(a) of the Code, or

Section 403(b)
Annuity or custodial account, excluding certain amounts (such as minimum distributions required under section 401(a)(9) of the Code and distributions which are part of a "series of substantially equal periodic payments" made for the life (or life expectancy) of the employee, or for the joint lives (or joint life expectancies) of the employee and the employee's designated beneficiary (within the meaning of the tax law), or for a specified period of 10 years or more).

Under these new requirements, federal income tax equal to 20% of the eligible rollover distribution will be withheld from the amount of the distribution. Unlike withholding on certain other amounts distributed from the Contract, discussed below, the taxpayer cannot elect out of withholding with respect to an eligible rollover distribution. However, this 20% withholding will not apply to that portion of the eligible rollover distribution which, instead of receiving, the taxpayer elects to have directly transferred to certain eligible retirement plans (such as to this Contract when issued as an IRA).

If this Contract is issued in connection with a pension, profit-sharing, or annuity plan qualified under sections 401(a) or 403(a) of the Code, or is a Section 403(b) Annuity Contract, then, prior to receiving an eligible rollover distribution, the owner will receive a notice (from the plan administrator or Golden American) explaining generally the direct rollover and mandatory withholding requirements and how to avoid the 20% withholding by electing a direct transfer.

FEDERAL INCOME TAX WITHHOLDING
Golden American will withhold and remit to the federal government a part of the taxable portion of each distribution made under the Contract unless the distributee notifies Golden American at or before the time of the distribution that he or she elects not to have any amounts withheld. In certain circumstances, Golden American may be required to withhold tax, as explained above. The withholding rates applicable to the taxable portion of periodic annuity payments (other than eligible rollover distributions) are the same as the withholding rates generally applicable to payments of wages. In addition, the withholding rate applicable to the taxable portion of non-periodic payments (including surrenders prior to the Annuity Commencement Date) is 10%. Regardless of whether you elect to have federal income tax withheld, you are still liable for payment of federal income tax on the taxable portion of the payment. As discussed above, the withholding rate applicable to eligible rollover distributions is 20%.

____________________________________________________________________

UNAUDITED FINANCIAL STATEMENTS OF GOLDEN AMERICAN LIFE INSURANCE COMPANY

            FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997

               GOLDEN AMERICAN LIFE INSURANCE COMPANY

       CONDENSED CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)

                       (DOLLARS IN THOUSANDS)

                                  POST-ACQUISITION            | PRE-ACQUISITION
                        --------------------------------------| ----------------
                                              For the Period  |  For the Period
                           For the Nine      August 14, 1996  | January 1, 1996
                           Months ended          through      |     through
                        September 30, 1997  September 30, 1996| August 13, 1996
                        --------------------------------------| ----------------
                          (Current Year)     (Preceding Year) | (Preceding Year)
                                                              |
                                       (Dollars in thousands) |
                                                              |
REVENUES:                                                     |
 Annuity and interest                                         |
  sensitive life                                              |
  product charges                 $15,937              $2,397 |         $12,259
 Management fee revenue             2,014                 280 |           1,390
 Net investment income             18,955               1,656 |           4,990
 Realized gains (losses)                                      |
  on investments                       58                  -- |            (420)
 Other income                         427                 143 |              70
                        ------------------  ------------------| ----------------
                                   37,391               4,476 |          18,289
                                                              |
INSURANCE BENEFITS AND                                        |
 EXPENSES:                                                    |
 Annuity and interest                                         |
  sensitive life benefits:                                    |
  Interest credited to                                        |
   account balances                16,840               1,624 |           4,355
  Benefit claims incurred                                     |
   in excess of                                               |
   account balances                   118                 (25)|             915
 Underwriting, acquisition,                                   |
  and insurance expenses:                                     |
  Commissions                      23,323               2,118 |          16,549
  General expenses                 11,552               1,517 |           9,422
  Insurance taxes                   1,693                 160 |           1,225
  Policy acquisition                                          |
   costs deferred                 (25,464)             (2,625)|         (19,300)
  Amortization:                                               |
   Deferred policy                                            |
    acquisition costs               1,433                 176 |           2,436
   Present value of in                                        |
    force acquired                  4,465                 915 |             951
   Goodwill                         1,261                 196 |              --
                        ------------------  ------------------| ----------------
                                   35,221               4,056 |          16,553
Interest expense                    1,827                  -- |             --
                        ------------------  ------------------|----------------
                                   37,048               4,056 |         16,553
                        ------------------  ------------------|----------------
                                      343                 420 |          1,736
                                                              |
Income tax expense                                          |
 (benefit):                                                   |
 Current                               54                 147 |             --
 Deferred                             (53)                 -- |         (1,463)
                        ------------------  ------------------|----------------
                                        1                 147 |         (1,463)
                        ------------------  ------------------|----------------
NET INCOME                           $342                $273 |         $3,199
                        ==================  ==================|================





                    See accompanying notes.

               GOLDEN AMERICAN LIFE INSURANCE COMPANY

          CONDENSED CONSOLIDATED BALANCE SHEETS (UNAUDITED)

                       (DOLLARS IN THOUSANDS)

                                        September 30, 1997     December 31, 1996
                                        -------------------    -----------------

                                                  (Dollars in thousands)
ASSETS
Investments:
 Fixed maturities available for sale,
  at fair value (cost: 1997 - $384,765;
  1996 - $275,153)                                $389,172             $275,563
 Equity securities, at fair value
  (cost: 1997 - $4,901; 1996 - $36)                  4,766                   33
 Mortgage loans                                     64,500               31,459
 Policy loans                                        8,316                4,634
 Short-term investments                              1,478               12,631
                                        -------------------    -----------------
    Total Investments                              468,232              324,320

Cash and cash equivalents                           18,672                5,839

Due from affiliates                                    246                   --

Accrued investment income                            6,901                4,139

Deferred policy acquisition costs                   34,638               11,468

Present value of in force acquired                  78,156               83,051

Current income taxes recoverable                       229                   --

Property and equipment, less allowances
 for depreciation of $624 in 1997 and
 $63 in 1996                                         1,262                  699

Goodwill, less accumulated amortization
 of $1,850 in 1997 and $589 in 1996                 39,263               38,665

Other assets                                         7,074                2,471

Separate account assets                          1,539,859            1,207,247
                                        -------------------    -----------------
    TOTAL ASSETS                                $2,194,532           $1,677,899
                                        ===================    =================
LIABILITIES AND STOCKHOLDER'S EQUITY
Policy liabilities and accruals:
 Annuity and interest sensitive life
  products                                        $440,441             $285,287
 Unearned revenue reserve                            5,092                2,063
                                        -------------------    -----------------
                                                   445,533              287,350

Deferred income taxes                                1,210                  365
Line of credit with affiliate                       16,960                   --
Surplus note                                        25,000               25,000
Due to affiliates                                      720                1,504
Accrued expenses and other liabilities              21,629               15,949
Separate account liabilities                     1,539,859            1,207,247
                                        -------------------    -----------------
    TOTAL LIABILITIES                            2,050,911            1,537,415

Commitments and contingencies

STOCKHOLDER'S EQUITY:
 Redeemable preferred stock, par value
  $5,000 per share, 50,000 shares
  authorized                                            --                   --
 Common stock, par value $10 per share,
  authorized, issued and outstanding
  250,000 shares                                     2,500                2,500
 Additional paid-in capital                        138,492              137,372
 Unrealized appreciation of securities
  at fair value                                      1,937                  262
 Retained earnings                                     692                  350
                                        -------------------    -----------------
    Total Stockholder's Equity                     143,621              140,484
                                        -------------------    -----------------
    Total Liabilities and Stockholder's
    Equity                                     $2,194,532           $1,677,899
                                        ===================    =================



                       See accompanying notes.

               GOLDEN AMERICAN LIFE INSURANCE COMPANY

     CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)

                       (DOLLARS IN THOUSANDS)

                                  POST-ACQUISITION              PRE-ACQUISITION
                         -----------------------------------| -----------------
                          For the Nine      For the Period  |  For the Period
                          Months ended     August 14, 1996  |  January 1, 1996
                          September 30,        through      |      through
                              1997        September 30, 1996|  August 13, 1996
                         -----------------------------------| -----------------
                         (Current Year)    (Preceding Year) | (Preceding Year)
                                                            |
                                      (Dollars in thousands)|
                                                            |
NET CASH USED IN                                            |
 OPERATING ACTIVITIES           ($1,659)            ($1,440)|          ($4,320)
                                                            |
INVESTING ACTIVITIES                                        |
 Sale, maturity or                                          |
  repayment of investments:                                 |
  Fixed maturities                                          |
   - available for sale          35,590                 391 |           55,091
  Mortgage loans on real                                    |
   estate                         5,017                  -- |               --
  Short-term investments                                    |
   - net                         11,153                  -- |              354
                         ---------------  ------------------| -----------------
                                 51,760                 391 |           55,445
                                                            |
 Acquisition of investments:                                |
  Fixed maturities                                          |
   - available for sale        (146,376)                 -- |         (184,589)
  Equity securities              (4,864)                 -- |               --
  Mortgage loans on real                                    |
   estate                       (38,058)                 -- |               --
  Policy loans - net             (3,682)               (161)|           (1,977)
  Short-term investments                                    |
   - net                             --             (12,626)|               --
                         ---------------  ------------------| -----------------
                               (192,980)            (12,787)|         (186,566)
  Purchase of property and                                  |
   equipment                       (659)                (15)|               --
                         ---------------  ------------------| -----------------
NET CASH USED IN                                            |
 INVESTING ACTIVITIES          (141,879)            (12,411)|         (131,121)
                                                            |
FINANCING ACTIVITIES                                        |
 Issuance of notes                                          |
  payable                        86,522                  -- |               --
 Repayment of notes                                         |
  payable                       (69,562)                 -- |               --
 Receipts from annuity and                                  |
  interest sensitive life                                   |
  policies credited to                                      |
  policyholder account                                      |
  balances                      232,635              18,930 |          149,750
 Return of policyholder                                     |
  account balances on                                       |
  annuity and interest                                      |
  sensitive life                                            |
  policies                      (12,674)             (1,061)|           (2,695)
 Net reallocations to                                       |
  Separate Accounts             (81,561)             (2,144)|           (8,286)
 Dividends paid on                                          |
  preferred stock                    --                  -- |             (719)
 Contribution from parent         1,011                  -- |               --
                         ---------------  ------------------| -----------------
NET CASH PROVIDED BY                                        |
 FINANCING ACTIVITIES           156,371              15,725 |          138,050
                                                            |
INCREASE IN CASH AND                                        |
 CASH EQUIVALENTS                12,833               1,874 |            2,609
                                                            |
CASH AND CASH EQUIVALENTS                                   |
 AT BEGINNING OF PERIOD           5,839               7,655 |            5,046
                         ---------------  ------------------| -----------------
CASH AND CASH EQUIVALENTS                                   |
 AT END OF PERIOD               $18,672              $9,529 |           $7,655
                         ===============  ==================| =================
SUPPLEMENTAL DISCLOSURE                                     |
 OF CASH FLOW INFORMATION                                   |
                                                            |
Cash paid during the period
 for income taxes                  $283                  --                 --

Non-cash financing activities:
 Contribution of property,
  plant and equipment from
  EIC Variable, Inc. net of
  $353 of accumulated
  depreciation                     $110                  --                 --



                       See accompanying notes.

               GOLDEN AMERICAN LIFE INSURANCE COMPANY

     NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

                         SEPTEMBER 30, 1997

1. BASIS OF PRESENTATION

   The accompanying unaudited condensed consolidated financial statements have been prepared in accordance with generally accepted accounting principles for interim financial information and the instructions to Form 10-Q and Article 10 of Regulation S-X. This form is being filed with the reduced disclosure format specified in General Instruction H (1)(a) and (b) of Form 10-Q. Accordingly, the financial statements do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. In the opinion of management, all adjustments considered necessary for a fair presentation have been included. All adjustments were of a normal recurring nature, unless otherwise noted in Management's Discussion and Analysis and the Notes to Financial Statements. Operating results for the nine months ended September 30, 1997 are not necessarily indicative of the results that may be expected for periods reported at December 31, 1997. For further information, refer to the financial statements and footnotes thereto included in the Golden American Life Insurance Company Annual Report on Form 10-K for the year ended December 31, 1996.

Consolidation
   The condensed consolidated financial statements include Golden American Life Insurance Company ("Golden American") and its wholly owned subsidiary, First Golden American Life Insurance Company of New York ("First Golden" and collectively the "Company"). First Golden was capitalized by Golden American on December 17, 1996. All significant intercompany accounts and transactions have been eliminated.

Organization
   Golden American offers variable insurance products and is licensed as a life insurance company in the District of Columbia and all states except New York. On January 2, 1997, First Golden became licensed to sell insurance products in the state of New York. The Company's products are marketed by broker/dealers, financial institutions and insurance agents. The Company's primary customers are individuals and families.

   On August 13, 1996, Equitable of Iowa Companies ("Equitable") acquired all of the outstanding capital stock of BT Variable, Inc.
("BT Variable") and its wholly owned subsidiaries, Golden American and Directed Services, Inc. ("DSI") from Whitewood Properties
Corporation ("Whitewood") pursuant to the terms of a Stock Purchase Agreement between Equitable and Whitewood (the "Purchase
Agreement"). Subsequent to the acquisition, the BT Variable, Inc.
name was changed to EIC Variable, Inc.  On April 30, 1997, EIC
Variable, Inc. was liquidated and its investments in Golden American and DSI were transferred to Equitable while the remainder of its net assets were contributed to Golden American. Refer to Note 3 for additional information.

   For financial statement purposes, the change in control of Golden American through the acquisition of BT Variable was accounted for as a purchase acquisition effective August 14, 1996. This acquisition resulted in a new basis of accounting reflecting estimated fair values of assets and liabilities at that date. As a result, the Company's financial statements for periods subsequent to August 13, 1996, are presented on the Post-Acquisition new basis of accounting, while the financial statements prior to August 13, 1996 are presented on the Pre-Acquisition historical cost basis of accounting.

   For purposes of the condensed consolidated statements of cash flows, the Company considers all demand deposits and interest bearing accounts not related to the investment function to be cash equivalents. All interest-bearing accounts classified as cash equivalents have original maturities of three months or less.

   Certain amounts in the 1996 financial statements have been reclassified to conform to the 1997 financial statement presentation.

               GOLDEN AMERICAN LIFE INSURANCE COMPANY

     NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
     (CONTINUED)

                         SEPTEMBER 30, 1997


2. INVESTMENTS

   At September 30, 1997 and December 31, 1996, amortized cost, gross unrealized gains and losses and estimated fair values of fixed maturity securities, all of which are designated as available for sale, are as follows:

                                                Gross       Gross   Estimated
                                Amortized  Unrealized  Unrealized        Fair
September 30, 1997                   Cost       Gains      Losses       Value
------------------------------------------------------------------------------
                                             (Dollars in thousands)
U.S. government and
 governmental agencies
 and authorities:
  Mortgage-backed securities      $65,243        $517       ($104)    $65,656
  Other                             3,069           7          --       3,076
Foreign governments                 2,050          30          --       2,080
Public utilities                   26,717         258          (4)     26,971
Investment grade corporate        213,422       2,750         (79)    216,093
Below investment grade
 corporate                         38,951         884         (22)     39,813
Mortgage-backed securities         35,313         199         (29)     35,483
                               -----------------------------------------------
Total                            $384,765      $4,645       ($238)   $389,172
                               ===============================================

                                                Gross       Gross   Estimated
                                Amortized  Unrealized  Unrealized        Fair
December 31, 1996                    Cost       Gains      Losses       Value
------------------------------------------------------------------------------
                                             (Dollars in thousands)
U.S. government and
 governmental agencies
 and authorities:
  Mortgage-backed securities      $70,902        $122       ($247)    $70,777
  Other                             3,082           2          (4)      3,080
Public utilities                   35,893         193         (38)     36,048
Investment grade corporate        134,487         586        (466)    134,607
Below investment grade
 corporate                         25,921         249         (56)     26,114
Mortgage-backed securities          4,868          69          --       4,937
                               -----------------------------------------------
Total                            $275,153      $1,221       ($811)   $275,563
                               ===============================================


   No fixed maturity securities were designated as held for investment at September 30, 1997 or December 31, 1996. Short-term investments with maturities of 30 days or less have been excluded from the above schedules. Amortized cost approximates fair value for these securities.

   Amortized cost and estimated fair value of fixed maturity securities designated as available for sale, by contractual maturity, at September 30, 1997, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.


                                                                   Estimated
                                                   Amortized            Fair
September 30, 1997                                      Cost           Value
-----------------------------------------------------------------------------
                                                    (Dollars in thousands)
Due within one year                                  $10,926         $10,947
Due after one year through five years                131,585         133,293
Due after five years through ten years               131,544         133,196
Due after ten years                                   10,154          10,597
                                                -------------   -------------
                                                     284,209         288,033
Mortgage-backed securities                           100,556         101,139
                                                -------------   -------------
Total                                               $384,765        $389,172
                                                =============   =============

          GOLDEN AMERICAN LIFE INSURANCE COMPANY

     NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
     (CONTINUED)

                    SEPTEMBER 30, 1997

   During the first nine months of 1997, fixed maturity securities designated as available for sale with a combined amortized cost of $23,792,000 were called or repaid by their issuers. In total, net pre-tax gains from sales, calls and repayments of fixed maturity investments amounted to $58,000 in the first nine months of 1997.

   During the first nine months of 1997, no investments were identified as having an impairment other than temporary.

   Investment Diversifications: The Company's investment policies related to its investment portfolio require diversification by asset type, company and industry and set limits on the amount which can be invested in an individual issuer. Such policies are at least as restrictive as those set forth by regulatory authorities. The following percentages relate to holdings at September 30, 1997 and December 31, 1996, respectively. Fixed maturity investments included investments in various government bonds and government or agency mortgage-backed securities (18% in 1997, 27% in 1996), public utilities (7% in 1997, 13% in 1996), basic industrials (31% in 1997, 30% in 1996) and financial companies (24% in 1997, 18% in 1996). Mortgage loans on real estate have been analyzed by geographical location with concentrations by state identified as Utah (14% in 1997, 4% in 1996) and California (12% in 1997, 7% in 1996), and
Georgia (8% in 1997, 17% in 1996). There are no other concentrations of mortgage loans in any state exceeding ten percent at September 30, 1997 and December 31, 1996. Mortgage loans on real estate have also been analyzed by collateral type with significant concentrations identified in office buildings (41% in 1997, 36% in 1996), industrial buildings (37% in 1997, 31% in 1996), multi-family residential buildings (12% in 1997, 27% in 1996) and retail facilities (10% in 1997, 6% in 1996). Equity securities (which represent 1.1% of the Company's investments) consists primarily of investments in the Company's registered separate accounts. Equity securities and investments accounted for by the equity method are not significant to the Company's overall investment portfolio.

3. ACQUISITION

   Transaction: On August 13, 1996, Equitable acquired all of the outstanding capital stock of BT Variable from Whitewood, a wholly owned subsidiary of Bankers Trust, pursuant to the terms of the Purchase Agreement dated as of May 3, 1996 between Equitable and Whitewood. In exchange for the outstanding capital stock of BT Variable, Equitable paid $93,000,000 in cash to Whitewood in accordance with the terms of the Purchase Agreement. Equitable also paid $51,000,000 in cash to Bankers Trust to retire certain debt owed by BT Variable to Bankers Trust pursuant to a revolving credit arrangement. Subsequent to the acquisition, the BT Variable, Inc. name was changed to EIC Variable, Inc. On April 30, 1997, EIC Variable, Inc. was liquidated and its investments in Golden American and DSI were transferred to Equitable while the remainder of its net assets were contributed to Golden American.

   Accounting Treatment: The acquisition was accounted for as a purchase resulting in a new basis of accounting, reflecting estimated fair values for assets and liabilities at August 13, 1996. The purchase price was allocated to the three companies purchased - BT Variable, DSI and Golden American. Goodwill was established for the excess of the acquisition cost over the fair value of the net assets acquired and pushed down to Golden American. The acquisition cost was preliminary with respect to the final settlement of taxes with Bankers Trust and estimated expenses. The allocation of the purchase price to Golden American was approximately $139,872,000. The amount of goodwill relating to the acquisition was $41,113,000, and is being amortized over 25 years on a straight line basis.
At June 30, 1997, goodwill was increased by $1,848,000 to adjust the value of a receivable existing at the acquisition date.
the carrying value of goodwill will be reviewed periodically for any indication of impairment in value.

   Present Value of In Force Acquired: As part of the acquisition, a portion of the acquisition cost was allocated to the right to receive future cash flows from the insurance contracts existing with Golden American at the date of acquisition. This allocated cost represents the present value of in force acquired ("PVIF") which reflects the value of those purchased policies calculated by discounting the actuarially determined expected future cash flows at the discount rate determined by Equitable.

                         GOLDEN AMERICAN LIFE INSURANCE COMPANY

          NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

                                        SEPTEMBER 30, 1997

   An analysis of the PVIF asset is as follows:


                                               For the Nine
                                               Months ended
                                            September 30, 1997
                                        -----------------------
                                        (Dollars in thousands)
Beginning balance                                      $83,051
Imputed interest                                         4,653
Amortization                                            (9,118)
Adjustment for unrealized gains
 on available for sale securities                         (430)
                                        -----------------------
Ending balance                                         $78,156
                                        =======================

   Interest is imputed on the unamortized balance of PVIF at rates of 7.70% to 7.80%. Amortization of PVIF is charged to expense and the asset is adjusted for the change in unrealized gains (losses) on available for sale securities. During the second quarter of 1997, PVIF was unlocked by $2,293,000 to reflect narrower current spreads than the gross profit model assumed. Based on current conditions and assumptions as to the effect of future events on acquired policies in force, the expected approximate net amortization for the next five years, relating to the balance of the PVIF as of September
30, 1997, is as follows:


             Year                            Amount
----------------------------------------------------
                  (Dollars in thousands)
Remainder of 1997                            $2,300
             1998                            10,100
             1999                             9,600
             2000                             8,300
             2001                             7,200
             2002                             6,100


Actual amortization may vary from the schedule above based upon changes in assumptions and experience.


4. MERGER

 Transaction: On October 23, 1997, Equitable shareholders approved the Agreement and Plan of Merger ("Merger Agreement") dated as of July 7, 1997, between Equitable, PFHI Holdings, Inc. ("PFHI"), and ING Groep, N.V. ("ING").
On October 24, 1997, PFHI, a Delaware corporation, acquired all of the outstanding capital stock of Equitable pursuant to the Merger Agreement. PFHI is a wholly owned subsidiary of ING, a global financial services holding company based in The Netherlands. Equitable, an Iowa corporation, in turn, owns all the outstanding capital stock of
Equitable Life Insurance Company of Iowa and Golden American Life Insurance Company and their wholly owned subsidiaries. Equitable also owns all the outstanding capital stock of Locust Street Securities, Inc., Equitable Investment Services, Inc., Directed Services, Inc., Equitable of Iowa Companies Capital Trust, Equitable of Iowa Companies Capital Trust II, and Equitable of Iowa Securities Network, Inc. In exchange for the outstanding capital stock of Equitable, ING will pay total consideration of approximately $2,100,000,000 in cash and stock plus the assumption of approximately $400,000,000 in debt according to the Merger Agreement. As a result of the merger, Equitable of Iowa Companies was merged into PFHI which was simultaneously renamed Equitable of Iowa Companies, Inc.

 Accounting Treatment: The merger will be accounted for as a purchase resulting in a new basis of accounting, reflecting estimated fair values for assets and liabilities for Equitable and its subsidiaries as of the date of the merger. The excess of the total acquisition cost over the fair value of the net assets acquired will be recorded as goodwill.

5. RELATED PARTY TRANSACTIONS

   DSI acts as the principal underwriter (as defined in the Securities Act of 1933 and the Investment Company Act of 1940, as amended) of the variable insurance products issued by the Company, which as of September 30, 1997, are sold primarily through six broker/dealer institutions. The Company paid commis-

                    GOLDEN AMERICAN LIFE INSURANCE COMPANY

     NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
     (CONTINUED)

                              SEPTEMBER 30, 1997

sions to DSI totaling $8,849,000 in the third quarter and $23,113,000 for the first nine months of 1997, ($17,070,000 for the period January 1, 1996 through August 13, 1996 and
$1,955,000 for the period August 14, 1996 through September 30, 1996).

   Golden American provides certain managerial and supervisory services to DSI. The fee for these services is calculated as a percentage of average assets in the variable separate accounts. For the third quarter and the first nine months of 1997, the fee was $736,000 and $2,014,000, respectively ($1,390,000 for the period
January 1, 1996 through August 13, 1996 and $280,000 for the period August 14, 1996 through September 30, 1996).

 On August 14, 1996, the Company began purchasing investment management services from an affiliate. Payments for these services totaled $263,000 for the third quarter and $673,000 for the first nine months of 1997 ($3,000 for the period August 14, 1996 through September 30, 1996). On August 14, 1996, all employees of Golden American, except wholesalers, became statutory employees of Equitable Life Insurance Company of Iowa ("Equitable Life"), an affiliate.

   Golden American has a guaranty agreement with Equitable Life. In consideration of an annual fee, payable June 30, Equitable Life guarantees to Golden American that it will make funds available, if needed, to Golden American to pay the contractual claims made under the provisions of Golden American's life insurance and annuity contracts. The agreement is not, and nothing contained therein or done pursuant thereto by Equitable Life shall be deemed to constitute, a direct or indirect guaranty by Equitable Life of the payment of any debt or other obligation, indebtedness or liability, of any kind or character whatsoever, of Golden American. The agreement does not guarantee the value of the underlying assets held in separate accounts in which funds of variable life insurance and variable annuity policies have been invested. The calculation of the annual fee is based on risk based capital. As Golden American's risk based capital level was above required amounts, no annual fee was payable.

   Surplus Note: On December 17, 1996, Golden American issued an 8.25% surplus note in the amount of $25,000,000 to Equitable.
Golden American made interest payments totaling $510,000 during the third quarter and $1,548,000 during the first nine months of 1997. On December 17, 1996, Golden American contributed the $25,000,000 to First Golden acquiring 200,000 shares of common stock (100% of outstanding stock) of First Golden.

   Line of Credit: Golden American maintains a line of credit agreement with Equitable to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Under the current agreement, which became effective December 1, 1996 and expires on December 31, 1997, Golden American can borrow up to $25,000,000. Interest on any borrowings is charged at the rate of Equitable's monthly average aggregate cost of short-term funds plus 1.00%. The Company incurred interest expense of $165,000 during the third quarter and $279,000 during the first nine months of 1997 under this agreement. At September 30, 1997, $16,960,000 was outstanding under this agreement.

6. COMMITMENTS AND CONTINGENCIES

   Reinsurance: At September 30, 1997, Golden American had reinsurance treaties with 5 unaffiliated reinsurers covering a significant portion of the mortality risks under its variable contracts. Golden American remains liable to the extent its reinsurers do not meet their obligations under the reinsurance agreements. At September 30, 1997, the Company has a net payable of $4,000 for reserve credits, reinsurance claims or other receivables from these reinsurers comprised of $199,000 for claims recoverable from reinsurers and a payable of $203,000 for reinsurance premiums.
Included in the accompanying financial statements are net considerations to reinsurers of $467,000 during the third quarter and $1,318,000 for the first nine months of 1997 ($467,000 and $600,000, for the periods August 14, 1996 through September 30, 1996 and for January 1, 1996 through August 13, 1996, respectively). Also included in the accompanying financial statements are net policy benefits of $142,000 during the third quarter and $571,000 for the first nine months of 1997 ($206,000 and $1,267,000, for the periods August 14, 1996 through September 30, 1996, and for January 1, 1996 through August 13, 1996, respectively).

                    GOLDEN AMERICAN LIFE INSURANCE COMPANY

     NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
     (CONTINUED)

                              SEPTEMBER 30, 1997

    Effective June 1, 1994, Golden American entered into a modified coinsurance agreement with an unaffiliated reinsurer. The accompanying financial statements are presented net of the effects of the treaty which resulted in other income of $430,000 in 1997.

   Investment Commitments: At September 30, 1997, outstanding commitments to fund mortgage loans on real estate totaled
$9,175,000.

   Guaranty Fund Assessments: Assessments are levied on the Company by life and health guaranty associations in most states in which the Company is licensed to cover losses of policyholders of insolvent or rehabilitated insurers. In some states, these assessments can be partially recovered through a reduction in future premium taxes.
The Company cannot predict whether and to what extent legislative initiatives may affect the right to offset. The associated cost for a particular insurance company can vary significantly based upon its fixed account premium volume by line of business and state premiums levels as well as its potential for premium tax offset. The Company has established a reserve to cover such assessments and regularly reviews information regarding known failures and revises its estimates of future guaranty fund assessments. Accordingly, the Company accrued and charged to expense an additional $135,000 for the third quarter and $417,000 for the first nine months of 1997.
At September 30, 1997, the Company has an undiscounted reserve of $1,188,000 to cover estimated future assessments (net of related anticipated premium tax credits) and has established an asset totaling $22,000 for assessments paid which may be recoverable through future premium tax offsets. The Company believes this reserve is sufficient to cover expected future insurance guaranty fund assessments, based upon previous premium levels, and known insolvencies at this time.

 Litigation: The Company is not involved in any legal proceeding as of the date of this report.

   Vulnerability from Concentrations: The Company has various concentrations in its investment portfolio (see Note 2 for further information). The Company's asset growth, net investment income and cash flow are primarily generated from the sale of variable products and associated future policy benefits and separate account liabilities. A significant portion of the Company's sales are generated by six broker/dealers. Substantial changes in tax laws that would make these products less attractive to consumers, extreme fluctuations in interest rates or stock market returns which may result in higher lapse experience than assumed, could cause a severe impact to the Company's financial condition.

____________________________________________________________________

FINANCIAL STATEMENTS OF GOLDEN AMERICAN LIFE INSURANCE
COMPANY


REPORT OF INDEPENDENT AUDITORS

The Board of Directors and Stockholder
Golden American Life Insurance Company

   We have audited the accompanying consolidated balance sheets of Golden American Life Insurance Company as of December 31, 1996 and 1995, and the related consolidated statements of income, changes in stockholder's equity, and cash flows for the post-acquisition period from August 14, 1996 to December 31, 1996 and the pre-acquisition period from January 1, 1996 to August 13, 1996 and for each of the years ended December 31, 1995 and 1994. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Golden American Life Insurance Company at December 31, 1996 and 1995, and the consolidated results of their operations and their cash flows for the post-acquisition period from August 14, 1996 to December 31, 1996 and the pre-acquisition period from January 1, 1996 to August 13, 1996 and for each of the years ended December 31, 1995 and 1994, in conformity with generally accepted accounting principles.



                                                /s/Ernst & Young LLP


Des Moines, Iowa
February 11, 1997

               GOLDEN AMERICAN LIFE INSURANCE COMPANY

                     CONSOLIDATED BALANCE SHEETS

            (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                 POST-ACQUISITION  |  PRE-ACQUISITION
                                                                 ----------------- | -----------------
                                                                 DECEMBER 31, 1996 | DECEMBER 31, 1995
                                                                 ----------------- | -----------------
ASSETS:                                                                            |
Investments:                                                                       |
 Fixed maturities, available for sale, at fair value                               |
  (cost: 1996 -- $275,153; 1995 -- $48,671)....................     $  275,563     |    $   49,629
 Equity securities, at fair value (cost: 1996 -- $36;                              |
  1995 -- $27).................................................             33     |            29
 Mortgage loans on real estate.................................         31,459     |            --
 Policy loans..................................................          4,634     |         2,021
 Short-term investments........................................         12,631     |        15,614
                                                                    ----------     |    ----------
  Total Investments............................................        324,320     |        67,293
Cash and cash equivalents......................................          5,839     |         5,046
Accrued investment income......................................          4,139     |           768
Deferred policy acquisition costs..............................         11,468     |        67,314
Present value of in force acquired.............................         83,051     |         6,057
Property and equipment, less allowances for depreciation of                        |
  $63 in 1996 and $86 in 1995..................................            699     |           490
Goodwill, less accumulated amortization of $589 in 1996........         38,665     |            --
Other assets...................................................          2,471     |         7,136
Separate account assets........................................      1,207,247     |     1,048,953
                                                                    ----------     |    ----------
  Total Assets.................................................     $1,677,899     |    $1,203,057
                                                                    ==========     |    ==========
LIABILITIES AND STOCKHOLDER'S EQUITY:                                              |
Policy liabilities and accruals:                                                   |
 Future policy benefits:                                                           |
  Annuity and interest sensitive life products.................     $  285,287     |    $   33,673
  Unearned revenue reserve.....................................          2,063     |         6,556
                                                                    ----------     |    ----------
                                                                       287,350     |        40,229
Deferred income taxes..........................................            365     |            --
Surplus note...................................................         25,000     |            --
Due to affiliates..............................................          1,504     |           675
Other liabilities..............................................         15,949     |        15,075
Separate account liabilities...................................      1,207,247     |     1,048,953
                                                                    ----------     |    ----------
  Total Liabilities............................................      1,537,415     |     1,104,932
Commitments and contingencies                                                      |

STOCKHOLDER'S EQUITY:                                                              |
 Common stock, par value $10 per share, authorized, issued and                     |
   outstanding 250,000 shares..................................          2,500     |         2,500
 Redeemable preferred stock, par value $5,000 per share, 50,000                    |
   shares authorized (1995 -- 10,000 shares issued and                             |
   outstanding)................................................             --     |        50,000
 Additional paid-in capital....................................        137,372     |        45,030
 Unrealized appreciation (depreciation) of securities at fair                      |
   value.......................................................            262     |           658
 Retained earnings (deficit)...................................            350     |           (63)
                                                                    ----------     |    ----------
  Total Stockholder's Equity...................................        140,484     |        98,125
                                                                    ----------     |    ----------
  Total Liabilities and Stockholder's Equity...................     $1,677,899     |    $1,203,057
                                                                    ==========     |    ==========

                       See accompanying notes.

               GOLDEN AMERICAN LIFE INSURANCE COMPANY

                  CONSOLIDATED STATEMENTS OF INCOME

                       (DOLLARS IN THOUSANDS)

                                POST-ACQUISITION  |                   PRE-ACQUISITION
                                ----------------- | --------------------------------------------------
                                 FOR THE PERIOD   | FOR THE PERIOD
                                 AUGUST 14, 1996  | JANUARY 1, 1996   FOR THE YEAR      FOR THE YEAR
                                     THROUGH      |     THROUGH           ENDED             ENDED
                                DECEMBER 31, 1996 |AUGUST 13, 1996 DECEMBER 31, 1995 DECEMBER 31, 1994
                                ----------------- |--------------- ----------------- -----------------
REVENUES:                                         |
 Annuity and interest                             |
   sensitive life product                         |
   charges.....................     $  8,768      |    $ 12,259          $18,388          $ 17,519
 Management fee revenue........          877      |       1,390              987                --
 Net investment income.........        5,795      |       4,990            2,818               560
 Realized gains (losses) on                       |
   investments.................           42      |        (420)             297                65
 Other income..................          486      |          70               63                --
                                    --------      |    --------          -------          --------
                                      15,968      |      18,289           22,553            18,144
                                                  |
INSURANCE BENEFITS AND EXPENSES:                  |
 Annuity and interest                             |
   sensitive life benefits:                       |
  Interest credited to account                    |
   balances....................        5,741      |       4,355            1,322                40
  Benefit claims incurred in                      |
   excess of account balances..        1,262      |         915            1,824                (5)
 Underwriting, acquisition,                       |
   and insurance expenses:                        |
  Commissions..................        9,866      |      16,549            7,983            16,978
  General expenses.............        5,906      |       9,422           12,650            12,921
  Insurance taxes..............          672      |       1,225              952               373
  Policy acquisition costs                        |
   deferred....................      (11,712)     |     (19,300)          (9,804)          (23,119)
  Amortization:                                   |
   Deferred policy acquisition                    |
     costs.....................          244      |       2,436            2,710             4,608
   Present value of in force                      |
     acquired..................        2,745      |         951            1,552             2,164
   Goodwill....................          589      |          --               --                --
                                    --------      |    --------          -------          --------
                                      15,313      |      16,553           19,189            13,960
Interest expense...............           85      |          --               --             1,962
                                    --------      |    --------          -------          --------
                                      15,398      |      16,553           19,189            15,922
                                    --------      |    --------          -------          --------
                                         570      |       1,736            3,364             2,222
Income taxes...................          220      |      (1,463)              --                --
                                    --------      |    --------          -------          --------
Net Income.....................     $    350      |    $  3,199          $ 3,364          $  2,222
                                    ========      |    ========          =======          ========

                       See accompanying notes.

               GOLDEN AMERICAN LIFE INSURANCE COMPANY

     CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDER'S EQUITY

            (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                            PRE-ACQUISITION
                                   -------------------------------------------------------------------
                                                                  UNREALIZED
                                                                 APPRECIATION
                                          REDEEMABLE ADDITIONAL (DEPRECIATION) RETAINED      TOTAL
                                   COMMON PREFERRED   PAID-IN   OF SECURITIES  EARNINGS  STOCKHOLDER'S
                                   STOCK    STOCK     CAPITAL   AT FAIR VALUE  (DEFICIT)    EQUITY
                                   ------ ---------- ---------- -------------- --------- -------------
Balance at January 1, 1994........ $2,500             $ 28,336     $    62      $(2,301)   $ 28,597
 Issuance of 10,000 shares of
 preferred stock..................     --  $ 50,000         --          --           --      50,000
 Contribution of capital..........     --        --      8,750          --           --       8,750
 Net income for 1994..............     --        --         --          --        2,222       2,222
 Unrealized depreciation of
 securities at fair value.........     --        --         --         (63)          --         (63)
                                   ------  --------   --------     -------      -------    --------
Balance at December 31, 1994......  2,500    50,000     37,086          (1)         (79)     89,506
 Contribution of capital..........     --        --      7,944          --           --       7,944
 Net income for 1995..............     --        --         --          --        3,364       3,364
 Preferred stock dividends........     --        --         --          --       (3,348)     (3,348)
 Unrealized appreciation of
 securities at fair value.........     --        --         --         659           --         659
                                   ------  --------   --------     -------      -------    --------
Balance at December 31, 1995......  2,500    50,000     45,030         658          (63)     98,125
 Net income for the period
 January 1, 1996 to August 13,
 1996.............................     --        --         --          --        3,199       3,199
 Preferred stock dividends........     --        --         --          --         (719)       (719)
 Unrealized depreciation of
 securities at fair value.........     --        --         --      (1,175)          --      (1,175)
                                   ------  --------   --------     -------      -------    --------
Balance at August 13, 1996........ $2,500  $ 50,000   $ 45,030     $  (517)     $ 2,417    $ 99,430
                                   ======  ========   ========     =======      =======    ========
                                                            POST-ACQUISITION
                                   -------------------------------------------------------------------
                                                                  UNREALIZED
                                                                 APPRECIATION
                                          REDEEMABLE ADDITIONAL (DEPRECIATION) RETAINED      TOTAL
                                   COMMON PREFERRED   PAID-IN   OF SECURITIES  EARNINGS  STOCKHOLDER'S
                                   STOCK    STOCK     CAPITAL   AT FAIR VALUE  (DEFICIT)    EQUITY
                                   ------ ---------- ---------- -------------- --------- -------------
Balance at August 14, 1996........ $2,500  $ 50,000   $ 87,372          --           --    $139,872
 Contribution of preferred
 stock to additional paid-in
 capital..........................     --   (50,000)    50,000          --           --          --
 Net income for the period
 August 14, 1996 to December
 31, 1996.........................     --        --         --          --      $   350         350
 Unrealized appreciation of
 securities at fair value.........     --        --         --     $   262           --         262
                                   ------  --------   --------     -------      -------    --------
Balance at December 31, 1996...... $2,500  $     --   $137,372     $   262      $   350    $140,484
                                   ======  ========   ========     =======      =======    ========

                       See accompanying notes.

               GOLDEN AMERICAN LIFE INSURANCE COMPANY

                CONSOLIDATED STATEMENTS OF CASH FLOWS

                       (DOLLARS IN THOUSANDS)

                                    POST-ACQUISITION  |              PRE-ACQUISITION
                                    ----------------- | -----------------------------------------
                                     FOR THE PERIOD   | FOR THE PERIOD    FOR THE      FOR THE
                                     AUGUST 14, 1996  | JANUARY 1, 1996  YEAR ENDED   YEAR ENDED
                                         THROUGH      |     THROUGH     DECEMBER 31, DECEMBER 31,
                                    DECEMBER 31, 1996 | AUGUST 13, 1996     1995         1994
                                    ----------------- | --------------- ------------ ------------
OPERATING ACTIVITIES                                  |
Net income........................      $    350      |    $  3,199       $ 3,364      $  2,222
Adjustments to reconcile net                          |
  income to net cash provided by                      |
  (used in) operations:                               |
 Adjustments related to annuity                       |
   and interest sensitive life products:              |
  Change in annuity and interest                      |
    sensitive life product                            |
    reserves......................         5,106      |       4,472         4,664        (1,370)
  Change in unearned revenues.....         2,063      |       2,084         4,949         1,594
 Increase in accrued investment                       |
   income.........................          (877)     |      (2,494)         (676)          (24)
 Policy acquisition costs                             |
   deferred.......................       (11,712)     |     (19,300)       (9,804)      (23,119)
 Amortization of deferred policy                      |
   acquisition costs..............           244      |       2,436         2,710         4,608
 Amortization of present  value                       |
   of in force acquired...........         2,745      |         951         1,552         2,164
 Change in other assets, other                        |
   liabilities and accrued                            |
   income taxes...................           (96)     |       4,672         4,686        (4,543)
 Provision for depreciation and                       |
   amortization...................         1,242      |         703          (142)           13
 Provision for deferred income                        |
   taxes..........................           220      |      (1,463)           --            --
 Realized (gains) losses on                           |
   investments....................           (42)     |         420          (297)          (65)
                                        --------      |    --------       -------      --------
Net cash provided by (used in)                        |
   operating activities...........          (757)     |      (4,320)       11,006       (18,520)
                                                                   |
INVESTING ACTIVITIES                                  |
Sale, maturity or repayment of                        |
   investments:                                       |
 Fixed maturities--available                          |
   for sale.......................        47,453      |      55,091        24,026            --
 Fixed maturities--held for                           |
   investment.....................            --      |          --            --           321
 Equity securities................            --      |          --            --           313
 Mortgage loans on real estate....            40      |          --            --            --
 Short-term investments--net......         2,629      |         354            --         1,299
                                        --------      |    --------       -------      --------
                                          50,122      |      55,445        24,026         1,933
Acquisition of investments:                           |
 Fixed maturities--available                          |
   for sale.......................      (147,170)     |    (184,589)      (61,723)           --
 Fixed maturities--held for                           |
   investment.....................            --      |          --            --          (857)
 Equity securities................            (5)     |          --           (10)           (7)
 Mortgage loans on real estate....       (31,499)     |          --            --            --
 Policy loans--net................          (637)     |      (1,977)       (1,508)         (369)
 Short-term investments--net......            --      |          --        (1,681)           --
                                        --------      |    --------       -------      --------
                                        (179,311)     |    (186,566)      (64,922)       (1,233)
Funds held in escrow pursuant                         |
 to an Exchange Agreement.......            --        |          --        (1,242)       (1,382)
Purchase of property and                              |
 equipment......................          (137)       |          --            --            --
                                        --------      |    --------       -------      --------
Net cash used in investing                            |
   activities.....................      (129,326)     |    (131,121)      (42,138)         (682)

                       See accompanying notes.

               GOLDEN AMERICAN LIFE INSURANCE COMPANY

                       (DOLLARS IN THOUSANDS)

                                         POST-ACQUISITION  |              PRE-ACQUISITION
                                         ----------------- | -----------------------------------------
                                          FOR THE PERIOD   | FOR THE PERIOD    FOR THE      FOR THE
                                          AUGUST 14, 1996  | JANUARY 1, 1996  YEAR ENDED   YEAR ENDED
                                              THROUGH      |     THROUGH     DECEMBER 31, DECEMBER 31,
                                         DECEMBER 31, 1996 | AUGUST 13, 1996     1995         1994
                                         ----------------- | --------------- ------------ ------------
FINANCING ACTIVITIES                                       |
Retirement of short-term debt...........            --     |           --            --     $(40,000)
Proceeds from issuance of surplus note..     $  25,000     |           --            --           --
Receipts from annuity and interest                         |
  sensitive life policies credited to                      |
  policyholder account balances.........       116,819     |    $ 149,750      $ 29,501           --
Return of policyholder account balances                    |
  on annuity and interest sensitive                        |
  life policies.........................        (3,315)    |       (2,695)       (1,543)          --
Net reallocations (to) from Separate                       |
  Accounts..............................       (10,237)    |       (8,286)           --           --
Contributions of capital by parent......            --     |           --         7,944        8,750
Issuance of preferred stock.............            --     |           --            --       50,000
Dividends paid on preferred stock.......            --     |         (719)       (3,348)          --
                                             ---------     |    ---------      --------     --------
Net cash provided by financing                             |
  activities............................       128,267     |      138,050        32,554       18,750
                                             ---------     |    ---------      --------     --------
Increase (decrease) in cash and                            |
  cash equivalents......................        (1,816)    |        2,609         1,422         (452)
Cash and cash equivalents at beginning                     |
  of period.............................         7,655     |        5,046         3,624        4,076
                                             ---------     |    ---------      --------     --------
Cash and cash equivalents at end of                        |
  period................................     $   5,839     |    $   7,655      $  5,046     $  3,624
                                             =========     |    =========      ========     ========

                       See accompanying notes.

               GOLDEN AMERICAN LIFE INSURANCE COMPANY

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                          DECEMBER 31, 1996

1. SIGNIFICANT ACCOUNTING POLICIES

Consolidation
   The consolidated financial statements include Golden American Life Insurance Company ("Golden American") and its wholly owned subsidiary, First Golden American Life Insurance Company of New York ("First Golden") collectively the "Company." First Golden was capitalized by Golden American on December 17, 1996. All significant intercompany accounts and transactions have been eliminated.

Organization
   Golden American offers variable insurance products and is licensed as a life insurance company in the District of Columbia and all states except New York. On January 2, 1997, First Golden became licensed to sell insurance products in the state of New York. The Company's products are marketed by broker/dealers, financial institutions and insurance agents. The Company's primary customers are individuals and families.

   On August 13, 1996, Equitable of Iowa Companies ("Equitable") acquired all of the outstanding capital stock of BT Variable, Inc. ("BT Variable") and its wholly owned subsidiaries, Golden American and Directed Services, Inc. ("DSI") from Whitewood Properties Corporation ("Whitewood") pursuant to the terms of a Stock Purchase Agreement between Equitable and Whitewood (the "Purchase Agreement"). See Note 5 for additional information.

   For financial statement purposes, the change in control of Golden American through the acquisition of BT Variable was accounted for as a purchase acquisition effective August 14, 1996. This acquisition resulted in a new basis of accounting reflecting estimated fair values of assets and liabilities at that date. As a result, the Company's financial statements for periods subsequent to August 13, 1996, are presented on the Post-Acquisition new basis of accounting, while the financial statements for August 13, 1996 and prior periods are presented on the Pre-Acquisition historical cost basis of accounting.

Investments
   Fixed Maturities: Statement of Financial Accounting Standards ("SFAS") No. 115, "Accounting for Certain Investments in Debt and Equity Securities" requires fixed maturity securities to be designated as either "available for sale," "held for investment" or "trading." Sales of fixed maturities designated as "available for sale" are not restricted by SFAS No. 115. Available for sale securities are reported at fair value and unrealized gains and losses on these securities are included directly in stockholder's equity, after adjustment for related changes in deferred policy acquisition costs, present value of in force acquired, policy reserves and deferred income taxes. At December 31, 1996 and 1995, all of the Company's fixed maturity securities are designated as available for sale although the Company is not precluded from designating fixed maturity securities as held for investment or trading at some future date. Securities the Company has the positive intent and ability to hold to maturity are designated as "held for investment." Held for investment securities are reported at cost adjusted for amortization of premiums and discounts. Changes in the fair value of these securities, except for declines that are other than temporary, are not reflected in the Company's financial statements. Sales of securities designated as held for investment are severely restricted by SFAS No. 115. Securities that are bought and held principally for the purpose of selling them in the near term are designated as trading securities. Unrealized gains and losses on trading securities are included in current earnings. Transfers of securities between categories are restricted and are recorded at fair value at the time of the transfer. Securities that are determined to have a decline in value that is other than temporary are written down to estimated fair value which becomes the security's new cost basis by a charge to realized losses in the Company's Statements of Income. Premiums and discounts are amortized/accrued utilizing the scientific interest method which results in a constant yield over the security's expected life. Amortization/accrual of premiums and discounts on mortgage-backed securities incorporates a prepayment assumption to estimate the securities' expected lives.

   Equity Securities: Equity securities are reported at estimated fair value if readily marketable or at cost if not readily marketable. The change in unrealized appreciation and depreciation of marketable equity securities (net of related deferred income taxes, if any) is included directly in stockholder's equity. Equity

               GOLDEN AMERICAN LIFE INSURANCE COMPANY

                         DECEMBER 31, 1996

securities that are determined to have a decline in value that is other than temporary are written down to estimated fair value which becomes the security's new cost basis by a charge to realized losses in the Company's Statement of Income.

   Mortgage loans: Mortgage loans on real estate are reported at cost adjusted for amortization of premiums and accrual of discounts. If the value of any mortgage loan is determined to be impaired (i.e., when it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the loan agreement), the carrying value of the mortgage loan is reduced to the present value of expected future cash flows from the loan, discounted at the loan's effective interest rate, or to the loan's observable market price, or the fair value of the underlying collateral. The carrying value of impaired loans is reduced by the establishment of a valuation allowance which is adjusted at each reporting date for significant changes in the calculated value of the loan. Changes in this valuation allowance are charged or credited to income.

   Other investments: Policy loans are reported at unpaid principal. Short-term investments are reported at cost adjusted for amortization of premiums and accrual of discounts.

   Fair Values: Estimated fair values, as reported herein, of publicly traded fixed maturity securities are as reported by an independent pricing service. Fair values of conventional mortgage-backed securities not actively traded in a liquid market are estimated using a third party pricing system. This pricing system uses a matrix calculation assuming a spread over U.S. Treasury bonds based upon the expected average lives of the securities. Fair values of private placement bonds are estimated using a matrix that assumes a spread (based on interest rates and a risk assessment of the bonds) over U.S. Treasury bonds. Estimated fair values of equity securities which consists of the Company's investment in its registered separate accounts are based upon the quoted fair value of the securities comprising the individual portfolios underlying the separate accounts. Realized gains and losses are determined on the basis of specific identification and average cost methods for manager initiated and issuer initiated disposals, respectively.

Cash and Cash Equivalents
   For purposes of the consolidated statement of cash flows, the Company considers all demand deposits and interest-bearing accounts not related to the investment function to be cash equivalents. All interest-bearing accounts classified as cash equivalents have original maturities of three months or less.

Deferred Policy Acquisition Costs
   Certain costs of acquiring new insurance business, principally commissions and other expenses related to the production of new business, have been deferred. Acquisition costs for variable annuity and life products are being amortized generally in proportion to the present value (using the assumed crediting rate) of expected future gross profits. This amortization is adjusted retrospectively, or "unlocked," when the Company revises its estimate of current or future gross profits to be realized from a group of products. Deferred policy acquisition costs are adjusted to reflect the pro forma impact of unrealized gains and losses on fixed maturity securities the Company has designated as "available for sale" under SFAS No. 115.

Present Value of in Force Acquired
   As a result of the acquisition of Golden American, a portion of the acquisition cost was allocated to the right to receive future cash flows from the existing insurance contracts. This allocated cost represents the present value of in force acquired ("PVIF") which reflects the value of those purchased policies calculated by discounting actuarially determined expected cash flows at the discount rate determined by the purchaser. Interest is imputed on the unamortized balance of PVIF at rates of 7.70% to 7.80%. Amortization of PVIF is charged to expense in proportion to expected gross profits. This amortization is adjusted retrospectively, or "unlocked," when the Company revises its estimate of current or future gross profits to be realized from the insurance contracts acquired. PVIF is adjusted to reflect the pro forma impact of unrealized gains (losses) on available for sale fixed maturities.

               GOLDEN AMERICAN LIFE INSURANCE COMPANY

                         DECEMBER 31, 1996

Property and Equipment
   Property and equipment primarily represent leasehold improvements at the Golden American headquarters, office furniture and equipment and capitalized computer software and are not considered to be significant to the Company's overall operations. Property and equipment are reported at cost less allowances for depreciation. Depreciation expense is computed primarily on the basis of straight-line method over the estimated useful lives of the assets.

Goodwill
   Goodwill was established as a result of the acquisition discussed above and is being amortized over 25 years on a straight-line basis. See Note 5 for additional information.

Future Policy Benefits
   Future policy benefits for fixed interest divisions of the variable products, are established utilizing the retrospective deposit accounting method. Policy reserves represent the premiums received plus accumulated interest, less mortality and administration charges. Interest credited to these policies ranged from 4.00% to 7.25% during 1996.

   The unearned revenue reserve represents unearned distribution fees discussed below. These distribution fees have been deferred and are amortized over the life of the contract in proportion to its expected gross profits.

Separate Accounts
   Assets and liabilities of the separate accounts reported in the accompanying balance sheets represent funds that are separately administered principally for variable annuity and variable life contracts. Contractholders, rather than the Company, bear the investment risk for variable products. At the direction of the contractholders, the separate accounts invest the premiums from the sale of variable annuity and variable life products in shares of specified mutual funds. The assets and liabilities of the separate accounts are clearly identified and segregated from other assets and liabilities of the Company. The portion of the separate account assets applicable to variable annuity and variable life contracts cannot be charged with liabilities arising out of any other business the Company may conduct.

   Variable separate account assets carried at fair value of the underlying investments generally represent contractholder investment values maintained in the accounts. Variable separate account liabilities represent account balances for the variable annuity and variable life contracts invested in the separate accounts. Net investment income and realized and unrealized capital gains and losses related to separate account assets are not reflected in the accompanying Statement of Income.

   Product charges recorded by the Company from variable annuity and variable life products consist of charges applicable to each contract for mortality and expense risk, cost of insurance, contract administration and surrender charges. In addition, some variable annuity and all variable life contracts provide for a distribution fee collected for a limited number of years after each premium deposit. Revenue recognition of collected distribution fees is amortized over the life of the contract in proportion to its expected gross profits. The balance of unrecognized revenue related to the distribution fees is reported as an unearned revenue reserve.

Deferred Income Taxes
   Deferred tax assets or liabilities are computed based on the difference between the financial statement and income tax bases of assets and liabilities using the enacted marginal tax rate. Deferred tax assets or liabilities are adjusted to reflect the pro forma impact of unrealized gains and losses on equity securities and fixed maturity securities the Company has designated as available for sale under SFAS No. 115. Changes in deferred tax assets or liabilities resulting from this SFAS No. 115 adjustment are charged or credited directly to stockholder's equity. Deferred income tax expenses or credits reflected in the Company's Statement of Income are based on the changes in the deferred tax asset or liability from period to period (excluding the SFAS No. 115 adjustment).

               GOLDEN AMERICAN LIFE INSURANCE COMPANY

                         DECMEBER 31, 1996

Dividend Restrictions
   Golden American's ability to pay dividends to its parent is restricted because prior approval of insurance regulatory authorities is required for payment of dividends to the stockholder which exceed an annual limitation. During 1997, Golden American could pay dividends to its parent of approximately $2,186,000 without prior approval of statutory authorities. The Company has maintained adequate statutory capital and surplus and has not used surplus relief or financial reinsurance, which have come under scrutiny by many state insurance departments.

Use of Estimates
   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the preparation period. Actual results could differ from those estimates.

   Management is required to utilize historical experience and assumptions about future events and circumstances in order to develop estimates of material reported amounts and disclosures. Included among the material (or potentially material) reported amounts and disclosures that require extensive use of estimates and assumptions are (1) estimates of fair values of investments in securities and other financial instruments, as well as fair values of policyholder liabilities, (2) policyholder liabilities, (3) deferred policy acquisition costs and present value of in force acquired, (4) fair values of assets and liabilities recorded as a result of acquisition transactions, (5) asset valuation allowances,
(6) guaranty fund assessment accruals, (7) deferred tax benefits (liabilities) and (8) estimates for commitments and contingencies including legal matters, if a liability is anticipated and can be reasonably estimated. Estimates and assumptions regarding all of the preceding are inherently subject to change and are reassessed periodically. Changes in estimates and assumptions could materially impact the financial statements.

Reclassification
   Certain amounts in the 1995 and 1994 financial statements have been reclassified to conform to the 1996 financial statement presentation.

2. BASIS OF FINANCIAL REPORTING

   The financial statements of the Company differ from related statutory-basis financial statements principally as follows: (1) acquisition costs of acquiring new business are deferred and amortized over the life of the policies rather than charged to operations as incurred; (2) an asset representing the present value of future cash flows from insurance contracts acquired was established as a result of an acquisition and is amortized and charged to expense; (3) future policy benefit reserves for the fixed interest divisions of the variable products are based on full account values, rather than the greater of cash surrender value or amounts derived from discounting methodologies utilizing statutory interest rates; (4) reserves are reported before reduction for reserve credits related to reinsurance ceded and a receivable is established, net of an allowance for uncollectible amounts, for these credits rather than presented net of these credits; (5) fixed maturity investments are designated as "available for sale" and valued at fair value with unrealized appreciation/depreciation, net of adjustments to deferred income taxes (if applicable) and deferred policy acquisition costs, credited/charged directly to stockholder's equity rather than valued at amortized cost; (6) the carrying value of fixed maturity securities is reduced to fair value by a charge to realized losses in the Statements of Income when declines in carrying value are judged to be other than temporary, rather than through the establishment of a formula-determined statutory investment reserve (carried as a liability), changes in which are charged directly to surplus; (7) deferred income taxes are provided for the difference between the financial statement and income tax bases of assets and liabilities; (8) net realized gains or losses attributed to changes in the level of interest rates in the market are recognized when the sale is completed rather than deferred and amortized over the remaining life of the fixed maturity security;
(9) a liability is established for anticipated guaranty fund assessments, net of related anticipated premium tax credits, rather than capitalized when assessed and amortized in accordance with procedures permitted by insurance

               GOLDEN AMERICAN LIFE INSURANCE COMPANY

                         DECEMBER 31, 1996

regulatory authorities; (10)revenues for variable annuity and variable life products consist of policy charges for the cost of insurance, policy administration charges, amortization of policy initiation fees and surrender charges assessed rather than premiums received; and (11) assets and liabilities are restated to fair values when a change in ownership occurs, with provisions for goodwill and other intangible assets, rather than continuing to be presented at historical cost.

   Net income (loss) for Golden American, as determined in accordance with statutory accounting practices was $(9,188,000) in 1996, $(4,117,000) in 1995 and $(11,260,000) in 1994. Total
statutory capital and surplus was $80,430,000 at December 31, 1996 and $66,357,000 at December 31, 1995.

3. INVESTMENT OPERATIONS

Investment Results
   Major categories of net investment income are summarized below:

                                         POST-ACQUISITION  |              PRE-ACQUISITION
                                         ----------------- | -----------------------------------------
                                          FOR THE PERIOD   | FOR THE PERIOD    FOR THE      FOR THE
                                          AUGUST 14, 1996  | JANUARY 1, 1996  YEAR ENDED   YEAR ENDED
                                              THROUGH      | THROUGH AUGUST  DECEMBER 31, DECEMBER 31,
                                         DECEMBER 31, 1996 |    13, 1996         1995         1994
                                         ----------------- | --------------- ------------ ------------
                                                             (DOLLARS IN THOUSANDS)
   Fixed maturities.....................      $5,083       |     $4,507         $1,610        $142
   Equity securities....................         103       |         --             --           1
   Mortgage loans on real estate........         203       |         --             --          --
   Policy loans.........................          78       |         73             56          11
   Short-term investments...............         441       |        341            899         226
   Other, net...........................           2       |         22            148          99
   Funds held in escrow.................          --       |        145            166          83
                                              ------       |     ------         ------        ----
   Gross investment income..............       5,910       |      5,088          2,879         562
   Less investment expenses.............        (115)      |        (98)           (61)         (2)
                                              ------       |     ------         ------        ----
   Net investment income................      $5,795       |     $4,990         $2,818        $560
                                              ======       |     ======         ======        ====

   Realized gains (losses) are as follows:

                                                                   REALIZED*
                                         -------------------------------------------------------------
                                         POST-ACQUISITION  |              PRE-ACQUISITION
                                         ----------------- | -----------------------------------------
                                          FOR THE PERIOD   | FOR THE PERIOD
                                          AUGUST 14, 1996  | JANUARY 1, 1996  YEAR ENDED   YEAR ENDED
                                              THROUGH      | THROUGH AUGUST  DECEMBER 31, DECEMBER 31,
                                         DECEMBER 31, 1996 |    13, 1996         1995         1994
                                         ----------------- | --------------- ------------ ------------
                                                           (DOLLARS IN THOUSANDS)
   Fixed maturities:                                       |
    Available for sale..................        $42        |      $(420)         $297
    Held for investment.................         --        |         --            --         $ 2
   Equity securities....................         --        |         --            --          63
                                                ---        |      -----          ----         ---
   Realized gains (losses) on                              |
     investments........................        $42        |      $(420)         $297         $65
                                                ===        |      =====          ====         ===

     ________________

   * See Note 6 for the income tax effects attributable to realized gains and losses on investments.

               GOLDEN AMERICAN LIFE INSURANCE COMPANY

                          DECEMBER 31, 1996

   The change in unrealized appreciation (depreciation) on securities at fair value is as follows:

                                                                 UNREALIZED
                                       --------------------------------------------------------------
                                        POST-ACQUISITION   |              PRE-ACQUISITION
                                       ------------------- | -----------------------------------------
                                         FOR THE PERIOD    | FOR THE PERIOD
                                         AUGUST 14, 1996   | JANUARY 1, 1996  YEAR ENDED   YEAR ENDED
                                             THROUGH       | THROUGH AUGUST  DECEMBER 31, DECEMBER 31,
                                       DECEMBER 31, 1996** |    13, 1996         1995         1994
                                       ------------------- | --------------- ------------ ------------
                                                            (DOLLARS IN THOUSANDS)
   Fixed maturities:                                       |
    Available for sale................        $410         |     $(2,087)       $  958       $ (65)
    Held for investment...............          --         |          --            90          --
   Equity securities..................          (3)        |           1             3         (63)
                                              ----         |     -------        ------       -----
   Unrealized appreciation                                 |
     (depreciation) of securities.....        $407         |     $(2,086)       $1,051       $(128)
                                              ====         |     =======        ======       =====

   ________________

   **   On August 13, 1996, all fixed maturities and equity
   securities in the Company's investment portfolio were marked to market.

   At December 31, 1996 and December 31, 1995, amortized cost, gross unrealized gains and losses and estimated fair values of fixed maturity securities, all of which are designated as available for sale, are as follows:

                                                 POST-ACQUISITION
                                     -----------------------------------------
                                                 GROSS      GROSS    ESTIMATED
                                     AMORTIZED UNREALIZED UNREALIZED   FAIR
   DECEMBER 31, 1996                   COST      GAINS      LOSSES     VALUE
   -----------------                 --------- ---------- ---------- ---------
                                              (DOLLARS IN THOUSANDS)
   U.S. government and governmental
     agencies and authorities:
      Mortgage-backed securities.... $ 70,902    $  122     $(247)   $ 70,777
      Other.........................    3,082         2        (4)      3,080
   Public utilities.................   35,893       193       (38)     36,048
   Investment grade corporate.......  134,487       586      (466)    134,607
   Below investment grade
    corporate.......................   25,921       249       (56)     26,114
   Mortgage-backed securities.......    4,868        69        --       4,937
                                     --------    ------     -----    --------
   Total............................ $275,153    $1,221     $(811)   $275,563
                                     ========    ======     =====    ========

                                                   PRE-ACQUISITION
                                      -----------------------------------------
                                                  GROSS      GROSS    ESTIMATED
                                      AMORTIZED UNREALIZED UNREALIZED   FAIR
   DECEMBER 31, 1995                    COST      GAINS      LOSSES     VALUE
   -----------------                  --------- ---------- ---------- ---------
                                               (DOLLARS IN THOUSANDS)
   U.S. government and governmental
     agencies and authorities--Other   $13,334     $176                $13,510
   Public utilities.................     5,276       26                  5,302
   Investment grade corporate.......    27,042      700       $(31)     27,711
   Mortgage-backed securities.......     3,019       87         --       3,106
                                       -------     ----       ----     -------
   Total............................   $48,671     $989       $(31)    $49,629
                                       =======     ====       ====     =======

   At December 31, 1996, net unrealized investment gains on fixed maturities designated as available for sale totaled $410,000. This appreciation caused an increase to stockholder's equity of $265,000 at December 31, 1996 (net of deferred income taxes of $145,000). No fixed maturity securities were designated as held for investment at December 31, 1996 or 1995. Short-term investments with maturities of 30 days or less have been excluded from the above schedules. Amortized cost approximates fair value for these securities.

               GOLDEN AMERICAN LIFE INSURANCE COMPANY

                         DECMEBER 31, 1996

   Amortized cost and estimated fair value of fixed maturities designated as available for sale, by contractual maturity, at December 31, 1996, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                              POST-ACQUISITION
                                                             -------------------
                                                                       ESTIMATED
                                                             AMORTIZED   FAIR
   DECEMBER 31, 1996                                           COST      VALUE
   -----------------                                         --------- ---------
                                                           (DOLLARS IN THOUSANDS)
   Due within one year...................................... $ 15,908  $ 15,930
   Due after one year through five years....................  122,958   123,487
   Due after five years through ten years...................   60,517    60,432
                                                             --------  --------
                                                              199,383   199,849
   Mortgage-backed securities...............................   75,770    75,714
                                                             --------  --------
   Total.................................................... $275,153  $275,563
                                                             ========  ========

   An analysis of sales, maturities and principal repayments of the Company's fixed maturities portfolio is as follows:

                                                      GROSS    GROSS   PROCEEDS
                                           AMORTIZED REALIZED REALIZED   FROM
                                             COST     GAINS    LOSSES    SALE
                                           --------- -------- -------- --------
                                                  (DOLLARS IN THOUSANDS)
   For the period August 14, 1996 through
   December 31, 1996:
    Scheduled principal repayments, calls
      and tenders.........................  $ 1,612                    $ 1,612
    Sales.................................   45,799    $115    $ (73)   45,841
                                            -------    ----    -----   -------
   Total..................................  $47,411    $115    $ (73)  $47,453
                                            =======    ====    =====   =======
   For the period January 1, 1996 through
   August 13, 1996:
    Scheduled principal repayments, calls
      and tenders.........................  $ 1,801                    $ 1,801
    Sales.................................   53,710    $152    $(572)   53,290
                                            -------    ----    -----   -------
   Total..................................  $55,511    $152    $(572)  $55,091
                                            =======    ====    =====   =======
   Year ended December 31, 1995:
    Scheduled principal repayments, calls
      and tenders.........................  $20,279    $305    $ (16)  $20,568
    Sales.................................    3,450       8       --     3,458
                                            -------    ----    -----   -------
   Total..................................  $23,729    $313    $ (16)  $24,026
                                            =======    ====    =====   =======
   Year ended December 31, 1994:
    Scheduled principal repayments,
      tenders (available for sale only) and
      calls--held for investment..........  $   319    $  2    $  --   $   321
                                            -------    ----    -----   -------
   Total..................................  $   319    $  2    $  --   $   321
                                            =======    ====    =====   =======

   Investment Valuation Analysis: The company analyzes its investment portfolio at least quarterly in order to determine if the carrying value of any of its investments has been impaired. The carrying value of debt and equity securities is written down to fair value by a charge to realized losses when an impairment in value appears to be other than temporary. During 1996 and 1995, no investments were identified as having an impairment other than temporary.

   Investments on Deposit: At December 31, 1996 and 1995, affidavits of deposits covering bonds with a par value of $6,605,000 and $2,695,000, respectively, were on deposit with regulatory authorities pursuant to certain statutory requirements.

               GOLDEN AMERICAN LIFE INSURANCE COMPANY

                         DECEMBER 31, 1996

   Investment Diversifications: The Company's investment policies related to its investment portfolio require diversification by asset type, company and industry and set limits on the amount which can be invested in an individual issuer. Such policies are at least as restrictive as those set forth by regulatory authorities. Fixed maturity investments included investments in various government bonds and government or agency mortgage-backed securities (27% in 1996 and 1995), public utilities (13% in 1996, 11% in 1995), basic industrials (30% in 1996, 20% in 1995) and financial companies (18% in 1996, 30% in 1995). Mortgage loans on real estate have been analyzed by geographical location and 17% of all mortgage loans are in Georgia. There are no other concentrations of mortgage loans in any state exceeding ten percent in 1996. Mortgage loans on real estate have also been analyzed by collateral type with significant concentrations identified in office buildings (36% in 1996), industrial buildings (31% in 1996) and multi-family residential buildings (27% in 1996). Equity securities and investments accounted for by the equity method are not significant to the Company's overall investment portfolio.

   No investment in any person or its affiliates (other than bonds issued by agencies of the United States government) exceeded ten percent of stockholder's equity at December 31, 1996.

4. FAIR VALUES OF FINANCIAL INSTRUMENTS

   SFAS No. 107, "Disclosures about Fair Value of Financial Instruments" requires disclosure of estimated fair value of all financial instruments, including both assets and liabilities recognized and not recognized in a Company's balance sheet, unless specifically exempted. SFAS No. 119, "Disclosure about Derivative Financial Instruments and Fair Value of Financial Instruments" requires additional disclosures about derivative financial instruments. Most of the Company's investments, insurance liabilities and debt fall within the standards' definition of a financial instrument. Although the Company's insurance liabilities are specifically exempted from this disclosure requirement, estimated fair value disclosure of these liabilities is also provided in order to make the disclosures more meaningful. Accounting, actuarial and regulatory bodies are continuing to study the methodologies to be used in developing fair value information, particularly as it relates to such things as liabilities for insurance contracts. Accordingly, care should be exercised in deriving conclusions about the Company's business or financial condition based on the information presented herein.

   The Company closely monitors the composition and yield of its invested assets, the duration and interest credited on insurance liabilities and resulting interest spreads and timing of cash flows. These amounts are taken into consideration in the Company's overall management of interest rate risk, which attempts to minimize exposure to changing interest rates through the matching of investment cash flows with amounts expected to be due under insurance contracts. As discussed below, the Company has used discount rates in its determination of fair values for its liabilities which are consistent with market yields for related assets. The use of the asset market yield is consistent with management's opinion that the risks inherent in its asset and liability portfolios are similar. This assumption, however, might not result in values consistent with those obtained through an actuarial appraisal of the Company's business or values that might arise in a negotiated transaction.

               GOLDEN AMERICAN LIFE INSURANCE COMPANY

                          DECEMBER 31, 1996

   The following compares carrying values as shown for financial reporting purposes with estimated fair values.

                                                           DECEMBER 31, 1996
                                                         ---------------------
                                                          CARRYING  ESTIMATED
                                                           VALUE    FAIR VALUE
                                                         ---------- ----------
                                                         (DOLLARS IN THOUSANDS)
   Assets
   Balance sheet financial assets:
    Fixed maturities available for sale................. $  275,563 $  275,563
    Equity securities...................................         33         33
    Mortgage loans on real estate.......................     31,459     30,979
    Short-term investments..............................     12,631     12,631
    Cash and cash equivalents...........................      5,839      5,839
    Other receivables...................................      4,214      4,214
    Separate account assets.............................  1,207,247  1,207,247
                                                         ---------- ----------
                                                          1,536,986  1,536,506
   Deferred policy acquisition costs....................     11,468         --
   Present value of in force acquired...................     83,051         --
   Goodwill.............................................     38,665         --
   Deferred income taxes on fair value adjustments......         --      7,741
   Non-financial assets.................................      3,095      3,095
                                                         ---------- ----------
   Total assets......................................... $1,673,265 $1,547,342
                                                         ========== ==========
   Liabilities and Stockholder's Equity
   Balance sheet financial liabilities:
    Future policy benefits (net of related policy
    loans):
     Annuity products................................... $  280,076 $  253,012
     Interest sensitive life products...................      2,640      2,368
                                                         ---------- ----------
                                                            282,716    255,380
   Surplus note.........................................     25,000     28,878
   Separate account liabilities.........................  1,207,247  1,119,158
                                                         ---------- ----------
                                                          1,514,963  1,403,416
   Non-financial liabilities............................     17,818     17,818
                                                         ---------- ----------
   Total liabilities....................................  1,532,781  1,421,234
   Stockholder's equity.................................    140,484    126,108
                                                         ---------- ----------
   Total liabilities and stockholder's equity........... $1,673,265 $1,547,342
                                                         ========== ==========

   The following methods and assumptions were used by the Company in estimating fair values.

   Fixed maturities: Estimated fair values of publicly traded securities are as reported by an independent pricing service.
Estimated fair values of conventional mortgage-backed securities not actively traded in a liquid market are estimated using a third party pricing system. This pricing system uses a matrix calculation assuming a spread over U.S. Treasury bonds based upon the expected average lives of the securities.

   Equity securities: Estimated fair values of equity securities, which consist of the Company's investment in the portfolios underlying its separate accounts, are based upon the quoted fair value of the individual securities comprising the individual portfolios underlying the separate accounts. For equity securities not actively traded, estimated fair values are based upon values of issues of comparable yield and quality.

   Mortgage loans on real estate: Fair values are estimated by discounting expected cash flows, using interest rates currently offered for similar loans.

               GOLDEN AMERICAN LIFE INSURANCE COMPANY

                          DECEMBER 31, 1996

   Short-term investments, cash and cash equivalents, and other receivables: Carrying values reported in the Company's historical cost basis balance sheet approximate estimated fair value for these instruments, due to their short-term nature.

   Deferred policy acquisition costs, present value of in force acquired and goodwill: For historical cost purposes, the recovery of policy acquisition costs and present value of in force acquired is based on the realization, among other things, of future interest spreads and gross premiums on in force business. Because these cash flows are considered in the computation of the future policy benefit cash flows, the deferred policy acquisition cost and present value of in force acquired balances do not appear on the estimated fair value balance sheet. Goodwill does not appear in the estimated fair value balance sheet because no cash flows are related to this asset.

   Separate account assets: Separate account assets represent the estimated fair values of the underlying securities in the Company's historical cost and estimated fair value basis balance sheets.

   Future policy benefits: Estimated fair values of the Company's liabilities for future policy benefits for the fixed interest division of the variable products are based upon discounted cash flow calculations. Cash flows of future policy benefits are discounted using the market yield rate of the assets supporting these liabilities. Estimated fair values are presented net of the estimated fair value of corresponding policy loans due to the interdependent nature of the cash flows associated with these items.

   Surplus note: Estimated fair value of the Company's surplus note was based upon discounted future cash flows using a discount rate approximating the Company's return on invested assets.

   Separate account liabilities: Separate account liabilities are reported at full account value in the Company's historical cost balance sheet. Estimated fair values of separate account liabilities are based upon assumptions using an estimated long-term average market rate of return to discount future cash flows. The reduction in fair values for separate account liabilities reflect the present value of future revenue from product charges, distribution fees or surrender charges.

   Deferred income taxes on fair value adjustments: Deferred income taxes have been reported at the statutory rate for the differences (except for those attributed to permanent differences) between the carrying value and estimated fair value of assets and liabilities set forth herein.

   Non-financial assets and liabilities: Values are presented at historical cost. Non-financial assets consist primarily of property and equipment, receivable from the Separate Accounts and restricted stock assets. Non-financial liabilities consist primarily of outstanding checks, guaranty fund assessments payable, payables for investments and suspense accounts.

   At December 31, 1995, the carrying amounts reported for the financial instruments consisting primarily of short-term investments, policy loans, the adjustable principal amount promissory note and insurance and annuity reserves approximate fair value.

   SFAS No. 107 and SFAS No. 119 require disclosure of estimated fair value information about financial instruments, whether or not recognized in the consolidated balance sheets, for which it is practicable to estimate that value. In cases where quoted market prices are not available, estimated fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in many cases, could not be realized in immediate settlement of the instrument. The above presentation should not be viewed as an appraisal as there are several factors, such as the fair value associated with customer or agent relationships and other intangible items, which have not been considered. In addition, interest rates and other assumptions might be modified if an actual appraisal were to be performed. Accordingly, the aggregate estimated fair value
                 -----------------------------------------------
amounts presented herein are limited by each of these factors and do
--------------------------------------------------------------------
not purport to represent the underlying value of the Company.
-------------------------------------------------------------

               GOLDEN AMERICAN LIFE INSURANCE COMPANY

                              DECEMBER 31, 1996


5. ACQUISITION

   Transaction: On August 13, 1996, Equitable acquired all of the outstanding capital stock of BT Variable from Whitewood, a wholly owned subsidiary of Bankers Trust, pursuant to the terms of the Purchase Agreement dated as of May 3, 1996 between Equitable and Whitewood. In exchange for the outstanding capital stock of BT Variable, Equitable paid the sum of $93,000,000 in cash to Whitewood in accordance with the terms of the Purchase Agreement. Equitable also paid the sum of $51,000,000 in cash to Bankers Trust to retire certain debt owed by BT Variable to Bankers Trust pursuant to a revolving credit arrangement. Subsequent to the acquisition, the BT Variable, Inc. name was changed to EIC Variable, Inc.

   Accounting Treatment: The acquisition was accounted for as a purchase resulting in a new basis of accounting, reflecting estimated fair values for assets and liabilities at August 13, 1996. The purchase price was allocated to the three companies purchased-- BT Variable, DSI and Golden American. Goodwill was established for the excess of the acquisition cost over the fair value of the net assets acquired and pushed down to Golden American. The acquisition cost is preliminary with respect to the final settlement of taxes with Bankers Trust and estimated expenses and, as a result, goodwill may change. The allocation of the purchase price to Golden American was approximately $139,872,000. The amount of goodwill relating to the acquisition was $39,254,000 at the acquisition date and is being amortized over 25 years on a straight line basis. The carrying value of goodwill will be reviewed periodically for any indication of impairment in value.

   Pro Forma Information (Unaudited): The following pro forma information is presented as if the acquisition had occurred on January 1, 1995. The information is combined to reflect the purchase accounting in the pre-acquisition periods of January 1, 1996 through August 13, 1996 and for the year ended December 31, 1995. This information is intended for informational purposes only and may not be indicative of the Company's future results of operations.

                                                                   YEAR ENDED
                                                                  DECEMBER 31,
                                                                 ---------------
                                                                  1996    1995
                                                                 ------- -------
                                                                   (DOLLARS IN
                                                                   THOUSANDS)
                                                                   (UNAUDITED)
   Revenues..................................................... $35,955 $25,149
   Net income...................................................     799   1,093

   The primary pro forma effects are revised amortization of deferred policy acquisition costs, present value of in force acquired, unearned revenue, goodwill and the elimination of deferred tax benefits.

   Present Value of In Force Acquired: As part of the acquisition, a portion of the acquisition cost was allocated to the right to receive future cash flows from the insurance contracts existing with Golden American at the date of acquisition. This allocated cost represents the present value of in force acquired ("PVIF") which reflects the value of those purchased policies calculated by discounting the actuarially determined expected future cash flows at the discount rate determined by Equitable.

   An analysis of the PVIF asset is as follows:

                                         POST-ACQUISITION |             PRE-ACQUISITION
                                         -----------------|-----------------------------------------
                                          FOR THE PERIOD  |FOR THE PERIOD
                                          AUGUST 14, 1996 |JANUARY 1, 1996  YEAR ENDED   YEAR ENDED
                                              THROUGH     |    THROUGH     DECEMBER 31, DECEMBER 31,
                                         DECEMBER 31, 1996|AUGUST 13, 1996     1995         1994
                                         -----------------|--------------- ------------ ------------
                                                            (DOLLARS IN THOUSANDS)
   Beginning balance....................      $85,796     |    $ 6,057       $ 7,620      $ 9,784
   Imputed interest.....................        2,465     |        273           548          696
   Amortization.........................       (5,210)    |     (1,224)       (2,100)      (2,860)
   Adjustment for unrealized gains on                     |
     available for sale securities......           --     |         11           (11)          --
                                              -------     |    -------       -------      -------
   Ending balance.......................      $83,051     |    $ 5,117       $ 6,057      $ 7,620
                                              =======     |    =======       =======      =======

               GOLDEN AMERICAN LIFE INSURANCE COMPANY

                              DECEMBER 31, 1996

   Pre-Acquisition PVIF represents the remaining value assigned to in force contracts when Bankers Trust purchased Golden American from Mutual Benefit on September 30, 1992. See Note 8, contingent liability for additional information.

   Interest is imputed on the unamortized balance of PVIF at rates of 7.70% to 7.80% for the period August 14, 1996 through December 31, 1996. PVIF is charged to expense and adjusted for the unrealized gains (losses) on available for sale securities. Based on current conditions and assumptions as to the future events on acquired policies in force, the expected approximate net amortization for the next five years, relating to the balance of the PVIF as of December 31, 1996, is as follows:

   YEAR                                                           AMOUNT
   ----                                                   ----------------------
                                                          (DOLLARS IN THOUSANDS)
   1997..................................................         $9,664
   1998..................................................         10,109
   1999..................................................          9,243
   2000..................................................          7,919
   2001..................................................          6,798

6. INCOME TAXES

   The Company files a federal income tax return separate from its parent company. Under the Internal Revenue Service Code, a newly acquired insurance company must file a separate return for 5 years. Deferred income taxes have been established based upon the temporary differences, the reversal of which will result in taxable or deductible amounts in future years when the related asset or liability is recovered or settled.

   At December 31, 1995 and 1994, Golden American had net operating loss ("NOL") carryforwards for federal income tax purposes of approximately $22,600,000 and $17,400,000, respectively. As a result of the election made in connection with the acquisition, the Company will be treated as a new taxpayer commencing on August 14, 1996. For the period August 14, 1996 through December 31, 1996, the Company incurred a NOL of $4,725,000.

Income Tax Expense: Income tax expenses (credits) are included in the consolidated financial statements as follows:

                                                                   POST-ACQUISITION  | PRE-ACQUISITION
                                                                   ----------------- | ---------------
                                                                    FOR THE PERIOD   | FOR THE PERIOD
                                                                    AUGUST 14, 1996  | JANUARY 1, 1996
                                                                        THROUGH      | THROUGH AUGUST
                                                                   DECEMBER 31, 1996 |    13, 1996
                                                                   ----------------- | ---------------
                                                                         (DOLLARS IN THOUSANDS)
   Taxes provided in consolidated statements of income--deferred..       $220        |     $(1,463)
   Taxes provided in consolidated statement of changes in                            |
     stockholder's equity on unrealized gains--deferred...........        145        |          --
                                                                         ----        |     -------
                                                                         $365        |     $(1,463)
                                                                         ====        |     =======

               GOLDEN AMERICAN LIFE INSURANCE COMPANY

                              DECEMBER 31, 1996

   Income tax expense (credits) attributed to realized gains and losses on investments amounted to $15,000 and $(147,000) and for the periods August 14, 1996 through December 31, 1996, and January 1, 1996 through August 13, 1996, respectively. The effective tax rate on income before income taxes and equity income (loss) is different from the prevailing federal income tax rate as follows:

                                         POST-ACQUISITION  |              PRE-ACQUISITION
                                         ----------------- | -----------------------------------------
                                          FOR THE PERIOD   | FOR THE PERIOD
                                          AUGUST 14, 1996  | JANUARY 1, 1996  YEAR ENDED   YEAR ENDED
                                              THROUGH      | THROUGH AUGUST  DECEMBER 31, DECEMBER 31,
                                         DECEMBER 31, 1996 |    13, 1996         1995         1994
                                         ----------------- | --------------- ------------ ------------
                                                            (DOLLARS IN THOUSANDS)
   Income before income taxes...........       $570        |     $ 1,736        $3,364       $2,222
   Income tax at federal statutory rate.        200        |         607         1,177          778
   Tax effect (decrease) of:                               |
    Realization of NOL carryforwards....         --        |      (1,214)           --           --
    Dividends received deduction........         --        |          --          (350)        (368)
    Other items.........................         20        |          --            17         (210)
    Valuation allowance.................         --        |        (856)         (844)        (200)
                                               ----        |     -------        ------       ------
   Income tax expense (benefit).........       $220        |     $(1,463)       $   --       $   --
                                               ====        |     =======        ======       ======

Deferred Income Taxes: The tax effect of temporary differences giving rise to the Company's deferred income tax assets and liabilities at December 31, 1996 and 1995 is as follows:

                                                                    POST-ACQUISITION | PRE-ACQUISITION
                                                                    ---------------- | ---------------
December 31,                                                              1996       |      1995
------------                                                       ----------------- |----------------
                                                                          (DOLLARS IN THOUSANDS)
   Deferred tax assets:                                                              |
    Future policy benefits.........................................     $19,102      |     $15,520
    Deferred policy acquisition costs..............................       1,985      |       3,666
    Goodwill.......................................................       5,918      |          --
    Net operating loss carryforwards...............................       1,653      |       7,891
    Other..........................................................         235      |          57
                                                                        -------      |     -------
                                                                         28,893      |      27,134
   Deferred tax liabilities:                                                         |
    Net unrealized appreciation of available for sale fixed                          |
       maturity securities.........................................         145      |          --
    Deferred policy acquisition costs..............................          --      |      23,560
    Unamortized cost assigned to present value of in force acquired      29,068      |       2,120
    Other..........................................................          45      |         598
                                                                        -------      |     -------
                                                                         29,258      |      26,278
   Valuation allowance, for deferred tax assets....................          --      |        (856)
                                                                        -------      |     -------
   Deferred income tax liability...................................     $   365      |     $    --
                                                                        =======      |     =======

7. RELATED PARTY TRANSACTIONS

   DSI acts as the principal underwriter (as defined in the Securities Act of 1933 and the Investment Company Act of 1940, as amended) of the variable insurance products issued by Golden American which as of December 31, 1996 are sold primarily through two broker/dealer institutions. For the periods August 14, 1996, through December 31, 1996 and January 1, 1996 through August 13, 1996, Golden American paid

               GOLDEN AMERICAN LIFE INSURANCE COMPANY

                         DECEMBER 31, 1996

commissions to DSI totaling $9,995,000
and $17,070,000, respectively. For the years ended December 31, 1995, and 1994, commissions paid by Golden American to DSI aggregated $8,440,000 and $17,569,000, respectively.

   Golden American charged DSI for various expenses and all other general and administrative costs, first on the basis of direct charges when identifiable, with the remainder allocated based on the estimated amount of time spent by Golden American's employees on behalf of DSI. For the year ended December 31, 1994 expenses allocated to DSI were $1,983,000.

   Golden American provides certain managerial and supervisory services to DSI. In 1996 and 1995, this fee was calculated as a percentage of average assets in the variable separate accounts. For the periods August 14, 1996 through December 31, 1996 and January 1, 1996 through August 13, 1996 the fee was $877,000 and $1,390,000, respectively. This fee was $987,000 for 1995.

   On August 14, 1996, the Company began purchasing investment management services from an affiliate. Payments for these services totaled $72,000 through December 31, 1996. On August 14, 1996, all employees of Golden American, except wholesalers, became statutory employees of Equitable Life Insurance Company of Iowa, an affiliate.

   Surplus Note: On December 17, 1996, Golden American issued a surplus note in the amount of $25,000,000 to Equitable. The note matures on December 17, 2026 and will accrue interest of 8.25% per annum until paid. The note and accrued interest thereon shall be subordinate to payments due to policyholders, claimant and beneficiary claims, as well as debts owed to all other classes of debtors of Golden American. Any payment of principal made shall be subject to the prior approval of the Delaware Insurance Commissioner. On December 17, 1996, Golden American contributed the $25,000,000 to First Golden acquiring 200,000 shares of common stock (100% of outstanding stock) of First Golden.

   Line of Credit: Golden American maintains a line of credit agreement with Equitable to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Under the current agreement, which became effective December 1, 1996 and expires on December 31, 1997, Golden American can borrow up to $25,000,000. Interest on any borrowings is charged at the rate of Equitable's monthly average aggregate cost of short-term funds plus 1.00%. For the period August 14 through December 31, 1996, the Company paid $85,000 of interest under this agreement. At December 31, 1996, no amounts were outstanding under this agreement.

   Short-term Debt: All short-term debt was repaid as of December
30, 1994. Interest paid during 1994 was $1,962,000. The repayment of amounts under this loan had been guaranteed by Bankers Trust.

   Stockholder's Equity: On September 23, 1996, EIC Variable, Inc. (formally known as BT Variable, Inc.) contributed $50,000,000 of
Preferred Stock to the Company's additional paid-in capital.

8. COMMITMENTS AND CONTINGENCIES

   Contingent Liability: In a transaction that closed on September 30, 1992, Bankers Trust Company ("Bankers Trust") acquired from Mutual Benefit Life Insurance Company in Rehabilitation ("Mutual Benefit"), in accordance with the terms of an Exchange Agreement, all of the issued and outstanding capital stock of Golden American and DSI and certain related assets for consideration with an aggregate value of $13,200,000 and contributed them to BT Variable. The transaction involved settlement of pre-existing claims of Bankers Trust against Mutual Benefit. The ultimate value of these claims has not yet been determined by the Superior Court of New Jersey and, prior to August 13, 1996, was contingently supported by a $5,000,000 note payable from Golden American and a $6,000,000 letter of credit from Bankers Trust. Bankers Trust had estimated that the contingent liability due from Golden American amounted to $439,000 at August 13, 1996 and December 31, 1995. At August 13, 1996 the balance of the escrow account established to fund the contingent liability was $4,293,000 ($4,150,000 at December 31, 1995).

   On August 13, 1996, Bankers Trust made a cash payment to Golden American in an amount equal to the balance of the escrow account less the $439,000 contingent liability discussed above. In exchange, Golden American irrevocably assigned to Bankers Trust all of Golden American's rights to receive any amounts to

               GOLDEN AMERICAN LIFE INSURANCE COMPANY

                              DECEMBER 31, 1996

be disbursed from the
escrow account in accordance with the terms of the Exchange
Agreement. Bankers Trust also irrevocably agreed to make all payments becoming due under the Golden American note and to indemnify Golden American for any liability arising from the note.

   Reinsurance: At December 31, 1996, Golden American had reinsurance treaties with reinsurers covering a significant portion of the mortality risks under its variable contracts with unaffiliated reinsurers. Golden American remains liable to the extent its reinsurers do not meet their obligations under the reinsurance agreements. Reinsurance in force for life mortality risks were $58,368,000 and $24,709,000 at December 31, 1996 and
1995. Included in the accompanying financial statements are net considerations to reinsurers of $875,000, $600,000, $2,800,000 and $2,400,000 and net policy benefits recoveries of $654,000, $1,267,000, $3,500,000 and $1,900,000 for the periods August 14,
1996 through December 31, 1996, and January 1, 1996 through August 13, 1996 and the years ended 1995 and 1994, respectively.

   Effective June 1, 1994, Golden American entered into a modified coinsurance agreement with an unaffiliated reinsurer. The accompanying financial statements are presented net of the effects of the treaty which increased income by $10,000 and $56,000 for the periods August 14, 1996 through December 31, 1996 and January 1, 1996 through December 31, respectively. In 1995 and 1994, net income was reduced by $109,000 and $27,000, respectively.

   Guaranty Fund Assessments: Assessments are levied on the Company by life and health guaranty associations in most states in which the Company is licensed to cover losses of policyholders of insolvent or rehabilitated insurers. In some states, these assessments can be partially recovered through a reduction in future premium taxes. The Company cannot predict whether and to what extent legislative initiatives may affect the right to offset. Based upon information currently available from the National Organization of Life and Health Insurance Guaranty Associations (NOLHGA), the Company believes that it is probable these insolvencies will result in future assessments which could be material to the Company's financial statements if the Company's reserve is not sufficient. The Company regularly reviews its reserve for these insolvencies and updates its reserve based upon the Company's interpretation of information from the NOLHGA annual report. The associated cost for a particular insurance company can vary significantly based upon its fixed account premium volume by line of business and state premiums levels as well as its potential for premium tax offset. Accordingly, the Company accrued and charged to expense an additional $291,000 for the period August 14, 1996 through December 31, 1996 and $480,000 for the period January 1, 1996 through August 13, 1996. At December 31, 1996, the Company has an undiscounted reserve of $771,000 to cover estimated future assessments (net of related anticipated premium tax credits) and has established an asset totaling $3,000 for assessments paid which may be recoverable through future premium tax offsets. The Company believes this reserve is sufficient to cover expected future insurance guaranty fund assessments, based upon previous premium levels, and known insolvencies at this time.

   Litigation: In the ordinary course of business, the Company is engaged in litigation, none of which management believes is material.

   Vulnerability from Concentrations: The Company has various concentrations in its investment portfolio (see Note 3 for further information). The Company's asset growth, net investment income and cash flow are primarily generated from the sale of variable products and associated future policy benefits and separate account liabilities. A significant portion of the Company's sales are generated by two broker/dealers. Substantial changes in tax laws that would make these products less attractive to consumers, extreme fluctuations in interest rates or stock market returns which may result in higher lapse experience than assumed, could cause a severe impact to the Company's financial condition.

   Other Commitments: At December 31, 1996, outstanding commitments to fund mortgage loans on real estate totaled $14,250,000.

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                               88
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


____________________________________________________________________


                 STATEMENT OF ADDITIONAL INFORMATION

____________________________________________________________________




TABLE OF CONTENTS

       ITEM                                              PAGE

       Introduction . . . . . . . . . . . . . . . .       1
       Description of Golden American Life
         Insurance Company  . . . . . . . . . . . .       1
       Safekeeping of Assets  . . . . . . . . . . .       1
       The Administrator  . . . . . . . . . . . . .       1
       Independent Auditors . . . . . . . . . . . .       2
       Distribution of Contracts  . . . . . . . . .       2
       Performance Information  . . . . . . . . . .       3
       IRA Partial Withdrawal Option  . . . . . . .       9
       Other Information  . . . . . . . . . . . . .       9
       Unaudited Financial Statements of Separate
         Account B  . . . . . . . . . . . . . . . .      10
       Financial Statements of Separate Account B .      10
       Financial Statements of The Managed Global
         Account of Separate Account D  . . . . . .      10
       Appendix - Description of Bond Ratings . . .      A-1

                 STATEMENT OF ADDITIONAL INFORMATION
____________________________________________________________________



Please tear off, complete and return the form below to order a free statement of additional information for the contracts offered under the prospectus. Address the form to our customer service center; the address is shown on the cover.

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

Please send me a free copy of the Statement of Additional
Information for Separate Account B

PLEASE PRINT OR TYPE:


NAME:                    _________________________________________


SOCIAL SECURITY NUMBER:  _________________________________________


STREET ADDRESS:          _________________________________________


CITY, STATE, ZIP:        _________________________________________


(IN 3306 DVA PLUS SAI (2/98)




                             89
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                                   90
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
                             APPENDIX A

                  MARKET VALUE ADJUSTMENT EXAMPLES

EXAMPLE #1: FULL SURRENDER -- EXAMPLE OF A NEGATIVE MARKET VALUE
ADJUSTMENT

   Assume $100,000 was allocated to a Fixed Allocation with a Guarantee Period of ten years, a Guaranteed Interest Rate of 7.50%, an initial Index Rate ("I") of 7.00%; that a full surrender is requested three years into the Guarantee Period; that the then Index Rate for a seven year Guarantee Period ("J") is 8.0%; and that no prior transfers or partial withdrawals affecting this Fixed Allocation have been made.

CALCULATE THE MARKET VALUE ADJUSTMENT

   1. The Accumulation Value of the Fixed Allocation on the date of surrender is $124,230
      ( $100,000 X 1.075 ^ 3 )
   2. N = 2,555 ( 365 X 7 )
   3. Market Value Adjustment =  $124,230 X
      (( 1.07 / 1.0825 ) ^ ( 2,555 / 365 ) - 1 ) = $9,700

   Therefore, the amount paid to you on full surrender is $114,530 ( $124,230 - $9,700 ).

EXAMPLE #2: FULL SURRENDER -- EXAMPLE OF A POSITIVE MARKET VALUE
ADJUSTMENT

   Assume $100,000 was allocated to a Fixed Allocation with a Guarantee Period of ten years, a Guaranteed Interest Rate of 7.5%, an initial Index Rate ("I") of 7.00%; that a full surrender is requested three years into the Guarantee Period; that the then Index Rate for a seven year Guarantee Period ("J") is 6.0%; and that no prior transfers or partial withdrawals affecting this Fixed Allocation have been made.

CALCULATE THE MARKET VALUE ADJUSTMENT

   1. The Accumulation Value of the Fixed Allocation on the date of surrender is $124,230
      ( $100,000 X 1.075 ^ 3 )
   2. N = 2,555 ( 365 X 7 )
   3. Market Value Adjustment =  $124,230 X
      (( 1.07 / 1.0625 ) ^ ( 2,555 / 365 ) - 1 ) = $6,270

   Therefore, the amount paid to you on full surrender is $130,500 ( $124,230 + $6,270 ).

EXAMPLE #3: PARTIAL WITHDRAWAL -- EXAMPLE OF A NEGATIVE MARKET VALUE
ADJUSTMENT

   Assume $200,000 was allocated to a Fixed Allocation with a Guarantee Period of ten years, a Guaranteed Interest Rate of 7.5%, an initial Index Rate ("I") of 7.00%; that a partial withdrawal of $114,530 is requested three years into the Guarantee period; that the then Index Rate ("J") for a seven year Guarantee Period is 8.0%; and that no prior transfers or partial withdrawals affecting this Fixed Allocation have been made.

   First calculate the amount that must be withdrawn from the Fixed Allocation to provide the amount requested.

   1. The Accumulation Value of the Fixed Allocation on the date of withdrawal is $248,459
      ( $200,000 X 1.075 ^ 3 )
   2. N = 2,555 ( 365 X 7 )
   3. Amount that must be withdrawn =
      (( $114,530 / ( 1.07 / 1.0825 ) ^ ( 2,555 / 365 )) = $124,230

   Then calculate the Market Value Adjustment on that amount

   4. Market Value Adjustment =  $124,230 X
      (( 1.07 / 1.0825 ) ^ ( 2,555 / 365 ) - 1 ) = $9,700


                                   A1

   Therefore, the amount of the partial withdrawal paid to you is $114,530, as requested. The Fixed Allocation will be reduced by the amount of the partial withdrawal, $114,530, and also reduced by the Market Value Adjustment of $9,700, for a total reduction in the Fixed Allocation of $124,230.

EXAMPLE #4: PARTIAL WITHDRAWAL -- EXAMPLE OF A POSITIVE MARKET VALUE
ADJUSTMENT

   Assume $200,000 was allocated to a Fixed Allocation with a Guarantee Period of ten years, a Guaranteed Interest Rate of 7.5%, an initial Index Rate of 7.0%; that a partial withdrawal of $130,500 requested three years into the Guarantee Period; that the then Index Rate ("J") for a seven year Guarantee Period is 6.0%; and that no prior transfers or partial withdrawals affecting this Fixed Allocation have been made.

   First calculate the amount that must be withdrawn from the Fixed Allocation to provide the amount requested.

   1. The Accumulation Value of Fixed Allocation on the date of surrender is $248,459
      ( $200,000 X 1.075 ^ 3 )
   2. N = 2,555 ( 365 X 7 )
   3. Amount that must be withdrawn =
      (( $130,500 / ( 1.07 / 1.0625 ) ^ ( 2,555 / 365 )) = $124,230

   Then calculate the Market Value Adjustment on that amount

   4. Market Value Adjustment =  $124,230 X
      (( 1.07 / 1.0625 ) ^ ( 2,555 / 365 ) - 1 ) = $6,270

   Therefore, the amount of the partial withdrawal paid to you is $130,500, as requested. The Fixed Allocation will be reduced by the amount of the partial withdrawal, $130,500, but increased by the Market Value Adjustment of $6,270, for a total reduction in the Fixed Allocation of $124,230.



                               A2

               GOLDEN AMERICAN LIFE INSURANCE COMPANY
             Golden American Life Insurance Company is a
           stock company domiciled in Wilmington, Delaware



IN 3306 DVA PLUS SAI 2/98

                       STATEMENT OF ADDITIONAL INFORMATION
                              GOLDENSELECT DVA PLUS


                          DEFERRED COMBINATION VARIABLE
                           AND FIXED ANNUITY CONTRACT

                                    ISSUED BY
                               SEPARATE ACCOUNT B
                                  ("Account B")
                               (or the "Account")

                                       OF
                     GOLDEN AMERICAN LIFE INSURANCE COMPANY




THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. THE INFORMATION CONTAINED HEREIN SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS FOR THE GOLDEN AMERICAN LIFE INSURANCE COMPANY DEFERRED VARIABLE ANNUITY CONTRACT WHICH IS REFERRED TO HEREIN.

     THE PROSPECTUS SETS FORTH INFORMATION THAT A PROSPECTIVE INVESTOR OUGHT TO KNOW BEFORE INVESTING. FOR A COPY OF THE PROSPECTUS, SEND A WRITTEN REQUEST TO GOLDEN AMERICAN LIFE INSURANCE COMPANY, CUSTOMER SERVICE CENTER, P.O. BOX 8794, WILMINGTON, DE 19899-8794 OR TELEPHONE 1-800-366-0066.

                             DATE OF PROSPECTUS AND
                      STATEMENT OF ADDITIONAL INFORMATION:

                                  February 17, 1998

TABLE OF CONTENTS

ITEM                                                                     PAGE

Introduction . . . . . . . . . . . . . . . . . . . . . . . . . . .         1
Description of Golden American Life Insurance Company. . . . . . .         1
Safekeeping of Assets. . . . . . . . . . . . . . . . . . . . . . .         1
The Administrator. . . . . . . . . . . . . . . . . . . . . . . . .         1
Independent Auditors . . . . . . . . . . . . . . . . . . . . . . .         2
Distribution of Contracts. . . . . . . . . . . . . . . . . . . . .         2
Performance Information. . . . . . . . . . . . . . . . . . . . . .         3
IRA Partial Withdrawal Option. . . . . . . . . . . . . . . . . . .         9
Other Information. . . . . . . . . . . . . . . . . . . . . . . . .         9
Financial Statements of Separate Account B . . . . . . . . . . . .        10
Financial Statements of The Managed Global Account of Separate
Account D. . . . . . . . . . . . . . . . . . . . . . . . . . . . .        10
Appendix - Description of Bond Ratings . . . . . . . . . . . . . .       A-1

INTRODUCTION

     This Statement of Additional Information provides background information regarding Account B.


              DESCRIPTION OF GOLDEN AMERICAN LIFE INSURANCE COMPANY

Golden American Life Insurance Company ("Golden American") is a stock life insurance company organized under the laws of the State of Delaware. Prior to December 30, 1993, Golden American was a Minnesota corporation. From January 2, 1973 through December 31, 1987, the name of the company was St. Paul Life Insurance Company. On December 31, 1987, after all of St. Paul Life Insurance Company's business was sold, the name was changed to Golden American. On March 7, 1988, all of the stock of Golden American was acquired by The Golden Financial Group, Inc. ("GFG"), a financial services holding company. On October 19, 1990, GFG merged with and into MBL Variable, Inc. ("MBLV"), a wholly owned direct subsidiary of The Mutual Benefit Life Insurance Company ("MBL"). On January 1, 1991, MBLV became a wholly owned indirect subsidiary of MBL and Golden American became a wholly owned direct subsidiary of MBL. Golden American's name had been changed to MB Variable Life Insurance Company in the state of Minnesota but subsequently has been changed back to Golden American.
In a transaction that closed on September 30, 1992, Golden American was acquired by a subsidiary of Bankers Trust Company. On August 13, 1996, Equitable of Iowa Companies acquired all of the interest in Golden American and Directed Services, Inc. On October 24, 1997, Equitable of Iowa Companies and ING Groep, N.V. ("ING") completed a merger agreement with Equitable of Iowa becoming a wholly owned subsidiary of ING. ING, headquartered in the Netherlands, is a global financial services holding company with over $289 billion in assets.

As of September 30, 1997, Golden American had approximately $143.6 million in stockholder's equity and approximately $2.2 billion in total assets, including approximately $1.5 billion of separate account assets. Golden American is authorized to do business in all jurisdictions except New York. Golden American offers variable annuities and variable life insurance. Golden American has formed a subsidiary, First Golden American Life Insurance
Company of New York ("First Golden"), who currently writes variable annuity business and will write variable life business in the state of New York. The initial capitalization of First Golden was $25 million.

                              SAFEKEEPING OF ASSETS

Golden American acts as its own custodian for Account B.

                                THE ADMINISTRATOR

Effective January 1, 1994, Bankers Trust (Delaware), a subsidiary of Bankers Trust New York Corporation, and Golden American became parties to a service agreement pursuant to which Bankers Trust (Delaware) agreed to provide certain accounting, actuarial, tax, underwriting, sales, management and other services to Golden

American.  Expenses
incurred by Bankers Trust (Delaware)in relation to this service agreement were reimbursed by Golden American on an allocated cost basis. Charges billed to Golden American by Bankers Trust (Delaware) pursuant to the service agreement in 1996, 1995 and 1994 were $464,734, $749,741 and
$816,264, respectively.

Prior to 1994, Golden American had arranged with BT Variable, Inc. ("BT Variable"), an affiliate, to perform services related to the development and administration of its products. For the year 1993 and the period from September 30, 1992 to December 31, 1992, fees earned by BT Variable from Golden American for these services aggregated $2,701,000 and $209,000, respectively. The agreement was terminated as of January 1, 1994.

In addition, BT Variable provided to Golden American certain of its personnel to perform management, administrative and clerical services and the use of certain of its facilities. BT Variable charged Golden American for such expenses and all other general and administrative costs, first on the basis of direct charges when identifiable, and second allocated based on the estimated amount of time spent by BT Variable's employees on behalf of Golden American. For the year 1993 and the period from September 30, 1992 to December 31, 1992, BT Variable allocated to Golden American $1,503,000 and $450,000, respectively. The agreement was terminated on January 1, 1994.

                              INDEPENDENT AUDITORS

Ernst & Young LLP, 801 Grand Avenue, Des Moines, Iowa 50309, independent auditors, will perform annual audits of Golden American and the Account.

                            DISTRIBUTION OF CONTRACTS

Prior to 1994, Golden American had entered into agreements with DSI to perform services related to the management of its investments and the distribution of its products. For the year 1993, Golden American incurred $311,000 for such services. The agreement was terminated as of January 1, 1994.

DSI acts as the principal underwriter (as defined in the Securities Act of 1933 and the Investment Company Act of 1940, as amended) of the variable insurance products issued by Golden American which, since December 31, 1994, are sold primarily through two broker/dealer institutions. For the nine-month period ended September 30, 1997 and for the years ended 1996, 1995 and 1994 commissions paid by Golden American to DSI aggregated $23,323,000, $27,065,000, $8,440,000 and $17,569,000, respectively.

Golden American provided to DSI certain of its personnel to perform management, administrative and clerical services and the use of certain facilities. Golden American charged DSI for such expenses and all other general and administrative costs, first on the basis of direct charges when identifiable, and the remainder allocated based on the estimated amount of time spent by Golden American's employees on behalf of DSI. In the opinion of management, this method of cost allocation is reasonable. In 1995, the service agreement between DSI and Golden American was amended to provide for a management fee from DSI to Golden American for managerial and supervisory services provided by Golden American. This fee, calculated as a percentage of average assets in the variable separate accounts, was $2,014,000, $2,267,000 and $987,000 for the nine-month period ended September 30, 1997 and for the years ended 1996 and 1995, respectively.


                             PERFORMANCE INFORMATION

Performance information for the divisions of Account B, including the yield and effective yield of the Liquid Asset Division, the yield of the remaining divisions, and the total return of all divisions, may appear in reports or promotional literature to current or prospective owners. Negative values are denoted by minus signs ("-"). Performance information for measures other than total return do not reflect sales load which can be a maximum level of 6.5% of premium, and any applicable premium tax that can range from 0% to 3.5%. As described in the prospectus, three death benefit options are available. The following performance values reflect the election at issue of the 7% Solution Enhanced Death Benefit Option providing values reflecting the highest aggregate contract charges. If one of the other death benefit options had been elected, the historical performance values would be higher than those represented in the examples.

SEC STANDARD MONEY MARKET DIVISION YIELDS
Current yield for the Liquid Asset Division will be based on the change in the value of a hypothetical investment (exclusive of capital changes) over a particular 7-day period, less a pro-rata share of division expenses accrued over that period (the "base period"), and stated as a percentage of the investment at the start of the base period (the "base period return"). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest hundredth of one percent. Calculation of "effective yield" begins with the same "base period return" used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

            EFFECTIVE YIELD = [(BASE PERIOD RETURN) +1) ^ (365/7)] - 1

The current yield and effective yield of the Liquid Asset Division for the 7-day period September 23, 1997 to September 30, 1997 were 3.53% and 3.59%, respectively.

SEC STANDARD 30-DAY YIELD FOR NON-MONEY MARKET DIVISIONS

Quotations of yield for the remaining divisions will be based on all investment income per Unit (accumulation value divided by the index of investment experience) earned during a particular 30-day period, less expenses accrued during the period ("net investment income"), and will be computed by dividing net investment income by the valueof an accumulation unit on the last day of the period, according to the following formula:

                        YIELD = 2 [ ( a - b  +1)^(6) - 1]
                                      -----
                                       cd

          Where:
               [a] equals the net investment income earned during the period by the Series attributable to shares owned by a division
               [b] equals the expenses accrued for the period (net of reimbursements)
               [c] equals the average daily number of Units outstanding during the period based on the index of investment experience
               [d] equals the value (maximum offering price) per index of investment experience on the last day of the period

Yield on divisions of Account B is earned from the increase in net asset value of shares of the Series in which the Division invests and from dividends declared and paid by the Series, which are automatically reinvested in shares of the Series.

SEC STANDARD AVERAGE ANNUAL TOTAL RETURN FOR ALL DIVISIONS
Quotations of average annual total return for any division will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a contract over a period of one, five and 10 years (or, if less, up to the life of the division), calculated pursuant to the formula:

                                  P(1+T)^(n)=erv

          Where:
               (1)  [P] equals a hypothetical initial premium payment of
                    $1,000
               (2)  [T] equals an average annual total return
               (3)  [n] equals the number of years
               (4) [ERV] equals the ending redeemable value of a hypothetical $1,000 initial premium payment made at the beginning of the period (or fractional portion thereof)

All total return figures reflect the deduction of the maximum sales load, the administrative charges, and the mortality and expense risk charges. The Securities and Exchange Commission (the "SEC") requires that an assumption be made that the contract owner surrenders the entire contract at the end of the one, five and 10 year periods (or, if less, up to the life of the security) for which performance is required to be calculated. This assumption may not be consistent with the typical contract owner's intentions in purchasing a contract and may adversely affect returns. Quotations of total return may simultaneously be shown for other periods, as well as quotations of total return that do not take into account certain contractual charges such as sales load.

Average Annualized Total Return for the Divisions presented on a standardized basis for the period ending September 30, 1997 were as follows:

Average Annualized Total Return for Periods Ending 09/30/97  -- Standardized
----------------------------------------------------------------------------

                          One Year Period    Five Year Period    Inception to
Division                  Ending 09/30/97     Ending 09/30/97        09/30/97       Inception Date
--------                  ---------------    ----------------    ------------    --------------

Multiple Allocation             13.20%             8.67%*            8.38%*          1/25/89
Fully Managed                   10.94%             9.07%*            7.73%*          1/25/89
Capital Appreciation            24.74%            15.94%            15.03%*           5/4/92
Rising Dividends                21.57%              N/A             16.55%           10/4/93
All-Growth                      10.23%             4.98%*            4.95%*          1/25/89
Real Estate                     34.88%            17.90%*           11.02%*          1/25/89
Hard Assets                     25.33%            18.39%*           10.33%*          1/25/89
Value Equity                    30.40%              N/A             23.82%            1/1/95
Strategic Equity                18.81%              N/A             15.38%           10/2/95
Small Cap                        8.19%              N/A             16.74%            1/2/96
Emerging Markets                 0.14%              N/A             -0.05%           10/4/93
Managed Global **               14.98%              N/A              3.63%*         10/21/92
Limited Maturity Bond           -1.74%             2.82%*            5.12%*          1/25/89
Liquid Assets                   -3.67%             2.05%*            3.48%*          1/25/89
OTC                             14.06%*             N/A             22.34%*          10/7/94
Total Return                    15.50%              N/A             14.60%*          10/7/94
Research                        19.36%              N/A             22.97%*          10/7/94
Growth & Income                 28.92%              N/A             31.86%*           4/1/96
Value + Growth                  33.38%              N/A             27.83%*           4/1/96

----------------------
* Total return calculation reflects partial waiver of fees and expenses. ** From its inception date until September 3, 1996, the Managed Global
   Account of Separate Account D was a registered management investment company. On that date it was reorganized into two entities: the Managed Global Division of Separate Account B and the Managed Global Series of The GCG Trust. The historical performance of the Managed Global Division remains unchanged by the reorganization.

NON-STANDARD AVERAGE ANNUAL TOTAL RETURN FOR ALL DIVISIONS
Quotations of non-standard average annual total return for any division will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a contract over a period of one, five and 10 years (or, if less, up to the life of the division), calculated pursuant to the formula:

                                 [P(1+T)^(n)]=ERV
          Where:
               (1)  [P] equals a hypothetical initial premium payment of
                    $1,000
               (2)  [T] equals an average annual total return
               (3)  [n] equals the number of years
               (4) [ERV] equals the ending redeemable value of a hypothetical $1,000 initial premium payment made at the beginning of the period (or fractional portion thereof) assuming certain loading and charges are zero.

All total return figures reflect the deduction of the mortality and expense risk charge and the administrative charges, but not the deduction of the maximum sales load and the annual contract fee.

Average Annualized Total Return for the Divisions presented on a non-standardized basis for the period ending September 30, 1997 were as follows:

Average Annualized Total Return for Periods Ending 09/30/97 -- Non-Standardized
-------------------------------------------------------------------------------

                          One Year Period    Five Year Period    Inception to
Division                  Ending 09/30/97     Ending 09/30/97       09/30/97       Inception Date
--------                  ---------------    ----------------    ------------    --------------


Multiple Allocation             20.28%             9.15%*            8.42%*          1/25/89
Fully Managed                   18.02%             9.55%*            7.77%*          1/25/89
Capital Appreciation            31.82%            16.31%            15.37%*           5/4/92
Rising Dividends                28.65%              N/A             17.54%           10/4/93
All-Growth                      17.30%             5.54%*            5.01%*          1/25/89
Real Estate                     41.95%            18.25%*           11.05%*          1/25/89
Hard Assets                     32.41%            18.73%*           10.36%*          1/25/89
Value Equity                    37.48%              N/A             25.35%            1/1/95
Strategic Equity                25.89%              N/A             18.45%           10/2/95
Small Cap                       15.27               N/A             20.32%            1/2/96
Emerging Markets                 7.22%              N/A              1.50%           10/4/93
Managed Global **               22.06%*             N/A              4.39%*         10/21/92
Limited Maturity Bond            5.34%             3.42%*            5.17%*          1/25/89
Liquid Assets                    3.41%             2.67%*            3.54%*          1/25/89
OTC                             21.14%*             N/A             23.73%*          10/7/94
Total Return                    22.58%              N/A             16.18%*          10/7/94
Research                        26.44%              N/A             24.35%*          10/7/94
Growth & Income                 36.00%              N/A             35.94%*           4/1/96
Value Growth                    40.46%              N/A             31.98%*           4/1/96
--------------------------------------------------------------------------------------------

* Total return calculation reflects partial waiver of fees and expenses. ** From its inception date until September 3, 1996, the Managed Global
   Account of Separate Account D was a registered management investment company. On that date it was reorganized into two entities: the Managed Global Division of Separate Account B and the Managed Global Series of The GCG Trust. The historical performance of the Managed Global Division remains unchanged by the reorganization.

Performance information for a division may be compared, in reports and promotional literature, to: (i) the Standard & Poor's 500 Stock Index ("S&P 500"), Dow Jones Industrial Average ("DJIA"), Donoghue Money Market Institutional Averages, or other indices that measure performance of a pertinent group of securities so that investors may compare a division's results with those of a group of securities widely regarded by investors as representative of the securities markets in general; (ii) other groups of variable annuity separate accounts or other investment products tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds and other investment companies by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons who rank such investment companies on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the contract. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

Performance information for any division reflects only the performance of a hypothetical contract under which accumulation value is allocated to a division during a particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the portfolio of the Series of the Trust in which the Account B divisions invest, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

Reports and promotional literature may also contain other information including the ranking of any division derived from rankings of variable annuity separate accounts or other investment products tracked by Lipper Analytical Services or by other rating services, companies, publications, or other persons who rank separate accounts or other investment products on overall performance or other criteria.

PUBLISHED RATINGS
From time to time, the rating of Golden American as an insurance company by A.M. Best may be referred to in advertisements or in reports to contract owners. Each year the A.M. Best Company reviews the financial status of thousands of insurers, culminating in the assignment of Best's Ratings. These ratings reflect their current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. Best's ratings range from A+ + to F. An A++ and A+ ratings mean, in the opinion of A.M. Best, that the insurer has demonstrated the strongest ability to meet its respective policyholder and other contractual obligations.

INDEX OF INVESTMENT EXPERIENCE
The calculation of the Index of Investment Experience ("IIE") is discussed in the prospectus for the Contracts under Measurement of Investment Experience. The following illustrations show a calculation of a new IIE and the purchase of Units (using hypothetical examples). Note that the examples below are calculated for a Contract issued with the 7% Solution Enhanced Death Benefit Option, the death benefit option with the highest mortality and expense risk charge. The mortality and expense risk charge associated with the Annual Ratchet Enhanced Death Benefit Option and the Standard Death Benefit are lower than that used in the examples and would result in higher IIE's or Accumulation Values.

     1.  IIE, beginning of period. . . . . . . . . . . . . . . . . . . . . . . . . .         $ 10.00
     2.  Value of securities, beginning of period. . . . . . . . . . . . . . . . . .         $ 10.00
     3.  Change in value of securities . . . . . . . . . . . . . . . . . . . . . . .          $ 0.10
     4.  Gross investment return (3) divided by (2). . . . . . . . . . . . . . . . .            0.01
     5.  Less daily mortality and expense charge . . . . . . . . . . . . . . . . . .      0.00003863
     6.  Less asset based administrative charge. . . . . . . . . . . . . . . . . . .      0.00000411
     7.  Net investment return (4) minus (5) minus (6) . . . . . . . . . . . . . . .      0.00995726
     8.  Net investment factor (1.000000) plus (7) . . . . . . . . . . . . . . . . .      1.00995726
     9.  IIE, end of period (1) multiplied by (8). . . . . . . . . . . . . . . . . .   $ 10.09957261

ILLUSTRATION OF PURCHASE OF UNITS (ASSUMING NO STATE PREMIUM TAX)
     Example 2.

     1.  Initial Premium Payment . . . . . . . . . . . . . . . . . . . . . . . . . .         $ 1,000
     2.  IIE on effective date of purchase (see Example 1) . . . . . . . . . . . . .         $ 10.00
     3.  Number of Units purchased [(1) divided by (2)]  . . . . . . . . . . . . . .             100
     4.  IIE for valuation date following purchase
         (see Example 1) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   $ 10.09957261
     5.  Accumulation Value in account for valuation date following
         purchase [(3) multiplied by (4)]. . . . . . . . . . . . . . . . . . . . . .      $ 1,009.96

                          IRA PARTIAL WITHDRAWAL OPTION

If the contract owner has an IRA contract and will attain age 70 1/2 in the current calendar year, distributions will be made in accordance with the requirements of Federal tax law. This option is available to assure that the required minimum distributions from qualified plans under the Internal Revenue Code (the "Code") are made. Under the Code, distributions must begin no later than April 1st of the calendar year following the calendar year in which the contract owner attains age 70 1/2. If the required minimum distribution is not withdrawn, there may be a penalty tax in an amount equal to 50% of the difference between the amount required to be withdrawn and the amount actually withdrawn. Even if the IRA Partial Withdrawal Option is not elected, distributions must nonetheless be made in accordance with the requirements of Federal tax law.

Golden American notifies the contract owner of these regulations with a letter mailed on January 1st of the calendar year in which the contract owner reaches age 70 1/2 which explains the IRA Partial Withdrawal Option and supplies an election form. If electing this option, the owner specifies whether the withdrawal amount will be based on a life expectancy calculated on a single life basis (contract owner's life only) or, if the contract owner is married, on a joint life basis (contract owner's and spouse's lives combined). The contract owner selects the payment mode on a monthly, quarterly or annual basis. If the payment mode selected on the election form is more frequent than annually, the payments in the first calendar year in which the option is in effect will be based on the amount of payment modes remaining when Golden American receives the completed election form. Golden American calculates the IRA Partial Withdrawal amount each year based on the minimum distribution rules. We do this by dividing the accumulation value by the life expectancy. In the first year withdrawals begin, we use the accumulation value as of the date of the first payment. Thereafter, we use the accumulation value on December 31st of each year. The life expectancy is recalculated each year. Certain minimum distribution rules govern payouts if the designated beneficiary is other than the contract owner's spouse and the beneficiary is more than ten years younger than the contract owner.

                                OTHER INFORMATION

Registration statements have been filed with the SEC under the Securities Act of 1933, as amended, with respect to the Contracts discussed in this Statement of Additional Information. Not all of the information set forth in the registration statements, amendments and exhibits thereto has been included in this Statement of Additional Information. Statements contained in this Statement of Additional Information concerning the content of the Contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the SEC.

                   FINANCIAL STATEMENTS OF SEPARATE ACCOUNT B

The unaudited financial statements of Separate Account B are listed below and are included in this Statement of Additional Information:

          Unaudited Financial Statements
               Statement of Assets and Liability as of September 30, 1997 Statements of Operations for the period ended
                    September 30, 1997
               Statements of Changes in Net Assets for the Year Ended
                    December 31, 1996 and for the nine-month period ended September 30, 1997
          Notes to Financial Statements


The audited financial statements of Separate Account B are listed below and are included in this Statement of Additional Information:

          Report of Independent Auditors
          Audited Financial Statements
               Statement of Assets and Liability as of December 31, 1996 Statements of Operations for the Year ended December 31, 1996 Statements of Changes in Net Assets for the Years Ended
                    December 31, 1995 and 1996
          Notes to Financial Statements

                            FINANCIAL STATEMENTS OF
                THE MANAGED GLOBAL ACCOUNT OF SEPARATE ACCOUNT D

Since the Managed Global Account of Separate Account D is the Accounting predecessor of the Managed Global Divison of Accuout B, the audited financial statements of The Managed Global Account of Separate Account D listed below appear in the Annual Report of The Managed Global Account of Separate Account
D which was filed with the SEC and are included in this Statement of Additional
Information:

          Report of Independent Auditors
          Financial Statements -- Audited
               Statement of Assets and Liability as of December 31, 1995 Statements of Operations for the Year Ended December 31, 1995 Statements of Changes in Net Assets for the Years Ended December 31, 1995 and 1994
               Statement of Investments as of December 31, 1995
          Notes to Audited Financial Statements

                            Financial Statements

                   Golden American Life Insurance Company
                       Separate Account B (Unaudited)

           Periods ended September 30, 1997 and December 31, 1996




















































                   Golden American Life Insurance Company
                             Separate Account B

                            Financial Statements


            Periods ended September 30, 1997 and December 31, 1996






                                  CONTENTS

Unaudited Financial Statements

Statement of Assets and Liability
Statements of Operations
Statements of Changes in Net Assets
Notes to Financial Statements
































                   GOLDEN AMERICAN LIFE INSURANCE COMPANY
                             SEPARATE ACCOUNT B
                 STATEMENT OF ASSETS AND LIABILITY (Unaudited)
                             SEPTEMBER 30, 1997
                           (Dollars in thousands)

                                                                    Combined
                                                                  ____________
NET ASSETS
 Investments at net asset value:
  The GCG Trust:
     Liquid Asset Series,
      46,785,860 shares (cost - $46,786)                              $46,786
     Limited Maturity Bond Series,
      4,625,301 shares (cost - $48,941)                                50,000
     Hard Assets Series,
      2,474,347 shares (cost - $42,279)                                52,976
     All-Growth Series,
      5,058,608 shares (cost - $66,545)                                77,296
     Real Estate Series,
      3,740,333 shares (cost - $50,896)                                71,216
     Fully Managed Series,
      9,228,767 shares (cost - $123,853)                              152,274
     Multiple Allocation Series,
      19,199,214 shares (cost - $235,340)                             271,668
     Capital Appreciation Series,
      9,560,636 shares (cost - $127,704)                              181,079
     Rising Dividends Series,
      9,631,290 shares (cost - $130,992)                              187,617
     Emerging Markets Series,
      3,999,124 shares (cost - $41,322)                                43,032
     Market Manager Series,
      397,710 shares (cost - $4,149)                                    6,944
     Value Equity Series,
      3,833,190 shares (cost - $53,515)                                68,499
     Strategic Equity Series,
      3,194,661 shares (cost - $35,789)                                44,342
     Small Cap Series,
      3,535,901 shares (cost - $41,374)                                50,174
     Managed Global Series,
      8,473,864 shares (cost - $92,448)                               110,923

  Equi-Select Series Trust:
     OTC Portfolio,
      838,801 shares (cost - $12,139)                                  14,033
     Growth & Income Portfolio,
      1,839,743 shares (cost - $24,141)                                29,617
     Research Portfolio,
      1,052,359 shares (cost - $18,216)                                19,745
     Total Return Portfolio,
      787,663 shares (cost - $11,544)                                  12,152
     Value + Growth Portfolio,
      840,450 shares (cost - $12,001)                                  12,904




                    GOLDEN AMERICAN LIFE INSURANCE COMPANY
                             SEPARATE ACCOUNT B
                 STATEMENT OF ASSETS AND LIABILITY (Unaudited)
                             SEPTEMBER 30, 1997
                                (Continued)
                          (Dollars in thousands)

                                                                    Combined
                                                                  ____________
NET ASSETS - CONTINUED
 Investments at net asset value:
  Smith Barney Series Fund:
     Appreciation Portfolio,
      5,883 shares (cost - $112)                                         $115

  Travelers Series Fund Inc.:
     Smith Barney High Income Portfolio,
      5,215 shares (cost - $68)                                            69
     Smith Barney Income & Growth Portfolio,
      4,470 shares (cost - $82)                                            83
     Smith Barney International Equity Portfolio,
      431 shares (cost - $6)                                                6
     Smith Barney Money Market Portfolio,
      10,116 shares (cost - $10)                                           10
                                                                  ____________
     TOTAL ASSETS (cost - $1,220,252)                               1,503,560

LIABILITY
  Payable to Golden American Life Insurance Company                       994
                                                                  ____________
     TOTAL NET ASSETS                                              $1,502,566
                                                                  ============
NET ASSETS
  For Variable Annuity Insurance Contracts                         $1,483,148
  Retained in Separate Account B by Golden American
   Life Insurance Company                                              19,418
                                                                  ____________
     TOTAL NET ASSETS                                              $1,502,566
                                                                  ============

















See accompanying notes.
                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT B
                      STATEMENTS OF OPERATIONS (Unaudited)
             For the period ended September 30, 1997, Except as Noted
                            (Dollars in thousands)

                                                            Limited
                                                 Liquid    Maturity     Hard
                                                 Asset       Bond      Assets
                                                Division   Division   Division
                                               ________________________________
INVESTMENT INCOME (LOSS)
  Income:
   Dividends                                      $1,630       $565       $528
   Capital gains distributions                        --         --        618
                                               ________________________________
  TOTAL INVESTMENT INCOME                          1,630        565      1,146

  Expenses:
   Mortality and expense risk and other charges     (373)      (419)      (384)
   Annual administrative charges                     (15)       (14)       (17)
   Minimum death benefit guarantee charges            (5)        (1)        (3)
   Contingent deferred sales charges                (243)       (30)       (34)
   Other contract charges                             (6)        --         (5)
   Amortization of deferred charges related to:
    Deferred sales load                             (402)      (425)      (236)
    Premium taxes                                     (2)        (6)        (4)
                                               ________________________________
  TOTAL EXPENSES BEFORE WAIVER                    (1,046)      (895)      (683)
   Fees waived by Golden American                      5         11          7
                                               ________________________________
  NET EXPENSES                                    (1,041)      (884)      (676)
                                               ________________________________
  NET INVESTMENT INCOME (LOSS)                       589       (319)       470

REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS
  Net realized gain (loss) on investments             --         32      1,985
  Net unrealized appreciation of investments          --      1,824      6,693
                                               ________________________________
NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS                                    $589     $1,537     $9,148
                                               ================================

(a) Commencement of operations, February 3, 1997
(b) Commencement of operations, February 4, 1997
(c) Commencement of operations, August 26, 1997
(d) Commencement of operations, September 18, 1997
(e) Commencement of operations, September 24, 1997






See accompanying notes.
                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT B
                      STATEMENTS OF OPERATIONS (Unaudited)
             For the period ended September 30, 1997, Except as Noted
                                 (Continued)
                            (Dollars in thousands)

                                                 All-       Real       Fully
                                                Growth     Estate     Managed
                                               Division   Division    Division
                                               ________________________________
INVESTMENT INCOME (LOSS)
  Income:
   Dividends                                       $163       $420      $1,094
   Capital gains distributions                       --        545       1,600
                                               ________________________________
  TOTAL INVESTMENT INCOME                           163        965       2,694

  Expenses:
   Mortality and expense risk and other charges    (601)      (499)     (1,188)
   Annual administrative charges                    (28)       (22)        (54)
   Minimum death benefit guarantee charges           (1)        (2)         (2)
   Contingent deferred sales charges                (31)       (30)        (61)
   Other contract charges                            (1)        (3)         (4)
   Amortization of deferred charges related to:
    Deferred sales load                            (518)      (285)       (905)
    Premium taxes                                   (14)        (5)        (22)
                                               ________________________________
  TOTAL EXPENSES BEFORE WAIVER                   (1,194)      (846)     (2,236)
   Fees waived by Golden American                    17          8          28
                                               ________________________________
  NET EXPENSES                                   (1,177)      (838)     (2,208)
                                               ________________________________
  NET INVESTMENT INCOME (LOSS)                   (1,014)       127         486

REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS
  Net realized gain (loss) on investments           283      1,660       1,961
  Net unrealized appreciation of investments      9,308      9,305      13,596
                                               ________________________________
NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS                                 $8,577    $11,092     $16,043
                                               ================================

(a) Commencement of operations, February 3, 1997
(b) Commencement of operations, February 4, 1997
(c) Commencement of operations, August 26, 1997
(d) Commencement of operations, September 18, 1997
(e) Commencement of operations, September 24, 1997





See accompanying notes.
                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT B
                      STATEMENTS OF OPERATIONS (Unaudited)
             For the period ended September 30, 1997, Except as Noted
                                 (Continued)
                            (Dollars in thousands)

                                                Multiple    Capital
                                                Alloca-    Apprecia-   Rising
                                                  tion       tion    Dividends
                                                Division   Division   Division
                                               ________________________________
INVESTMENT INCOME (LOSS)
  Income:
   Dividends                                      $3,505       $755       $204
   Capital gains distributions                     1,963      1,595        188
                                               ________________________________
  TOTAL INVESTMENT INCOME                          5,468      2,350        392

  Expenses:
   Mortality and expense risk and other charges   (2,102)    (1,333)    (1,389)
   Annual administrative charges                    (104)       (61)       (65)
   Minimum death benefit guarantee charges           (10)        (1)        (3)
   Contingent deferred sales charges                 (55)       (67)      (115)
   Other contract charges                             (9)        (6)        (9)
   Amortization of deferred charges related to:
    Deferred sales load                           (2,008)      (999)      (750)
    Premium taxes                                    (40)       (34)        (9)
                                               ________________________________
  TOTAL EXPENSES BEFORE WAIVER                    (4,328)    (2,501)    (2,340)
   Fees waived by Golden American                     42         35         24
                                               ________________________________
  NET EXPENSES                                    (4,286)    (2,466)    (2,316)
                                               ________________________________
  NET INVESTMENT INCOME (LOSS)                     1,182       (116)    (1,924)

REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS
  Net realized gain (loss) on investments          4,112      6,386      3,006
  Net unrealized appreciation of investments      30,952     30,731     28,876
                                               ________________________________
NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS                                 $36,246    $37,001    $29,958
                                               ================================

(a) Commencement of operations, February 3, 1997
(b) Commencement of operations, February 4, 1997
(c) Commencement of operations, August 26, 1997
(d) Commencement of operations, September 18, 1997
(e) Commencement of operations, September 24, 1997





See accompanying notes.
                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT B
                      STATEMENTS OF OPERATIONS (Unaudited)
             For the period ended September 30, 1997, Except as Noted
                                 (Continued)
                            (Dollars in thousands)

                                                Emerging   Market      Value
                                                Markets    Manager     Equity
                                                Division  Division    Division
                                               ________________________________
INVESTMENT INCOME (LOSS)
  Income:
   Dividends                                         $42        --        $431
   Capital gains distributions                        --        --         102
                                               ________________________________
  TOTAL INVESTMENT INCOME                             42        --         533

  Expenses:
   Mortality and expense risk and other charges     (359)       --        (511)
   Annual administrative charges                     (16)      ($1)        (25)
   Minimum death benefit guarantee charges            (1)       --          (1)
   Contingent deferred sales charges                 (25)       --         (47)
   Other contract charges                             (2)       --          (1)
   Amortization of deferred charges related to:
    Deferred sales load                             (274)      (32)       (197)
    Premium taxes                                     (4)       --          (2)
                                               ________________________________
  TOTAL EXPENSES BEFORE WAIVER                      (681)      (33)       (784)
   Fees waived by Golden American                      5        --           6
                                               ________________________________
  NET EXPENSES                                      (676)      (33)       (778)
                                               ________________________________
  NET INVESTMENT INCOME (LOSS)                      (634)      (33)       (245)

REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS
  Net realized gain (loss) on investments           (275)      135         835
  Net unrealized appreciation of investments       4,255     1,607      12,513
                                               ________________________________
NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS                                  $3,346    $1,709     $13,103
                                               ================================

(a) Commencement of operations, February 3, 1997
(b) Commencement of operations, February 4, 1997
(c) Commencement of operations, August 26, 1997
(d) Commencement of operations, September 18, 1997
(e) Commencement of operations, September 24, 1997





See accompanying notes.
                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT B
                      STATEMENTS OF OPERATIONS (Unaudited)
             For the period ended September 30, 1997, Except as Noted
                                 (Continued)
                            (Dollars in thousands)

                                               Strategic    Small      Managed
                                                 Equity      Cap        Global
                                                Division   Division    Division
                                               _________________________________
INVESTMENT INCOME (LOSS)
  Income:
   Dividends                                        $575         --      $1,501
   Capital gains distributions                        58         --          --
                                               _________________________________
  TOTAL INVESTMENT INCOME                            633         --       1,501

  Expenses:
   Mortality and expense risk and other charges     (360)     ($383)       (834)
   Annual administrative charges                     (13)       (19)        (36)
   Minimum death benefit guarantee charges            (1)        (1)         (1)
   Contingent deferred sales charges                (116)       (35)        (50)
   Other contract charges                             (1)        (3)         (3)
   Amortization of deferred charges related to:
    Deferred sales load                              (88)       (98)       (535)
    Premium taxes                                     (1)        (1)        (12)
                                               _________________________________
  TOTAL EXPENSES BEFORE WAIVER                      (580)      (540)     (1,471)
   Fees waived by Golden American                      7          4          13
                                               _________________________________
  NET EXPENSES                                      (573)      (536)     (1,458)
                                               _________________________________
  NET INVESTMENT INCOME (LOSS)                        60       (536)         43

REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS
  Net realized gain (loss) on investments            983       (450)      1,693
  Net unrealized appreciation of investments       5,878      8,126      14,056
                                               _________________________________
NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS                                  $6,921     $7,140     $15,792
                                               =================================

(a) Commencement of operations, February 3, 1997
(b) Commencement of operations, February 4, 1997
(c) Commencement of operations, August 26, 1997
(d) Commencement of operations, September 18, 1997
(e) Commencement of operations, September 24, 1997





See accompanying notes.
                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT B
                      STATEMENTS OF OPERATIONS (Unaudited)
             For the period ended September 30, 1997, Except as Noted
                                 (Continued)
                            (Dollars in thousands)

                                                          Growth &    Research
                                                  OTC      Income     Division
                                                Division  Division      (b)
                                               ________________________________
INVESTMENT INCOME (LOSS)
  Income:
   Dividends                                         $89      $138         $39
   Capital gains distributions                        --        --          39
                                               ________________________________
  TOTAL INVESTMENT INCOME                             89       138          78

  Expenses:
   Mortality and expense risk and other charges      (86)     (179)        (67)
   Annual administrative charges                      (6)      (12)        (10)
   Minimum death benefit guarantee charges            --        --          --
   Contingent deferred sales charges                  (7)      (11)         (1)
   Other contract charges                             (1)       (1)         --
   Amortization of deferred charges related to:
    Deferred sales load                              (27)      (58)        (10)
    Premium taxes                                     --        (1)         --
                                               ________________________________
  TOTAL EXPENSES BEFORE WAIVER                      (127)     (262)        (88)
   Fees waived by Golden American                      1         3          --
                                               ________________________________
  NET EXPENSES                                      (126)     (259)        (88)
                                               ________________________________
  NET INVESTMENT INCOME (LOSS)                       (37)     (121)        (10)

REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS
  Net realized gain (loss) on investments            (21)       97          (3)
  Net unrealized appreciation of investments       2,019     5,207       1,529
                                               ________________________________
NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS                                  $1,961    $5,183      $1,516
                                               ================================

(a) Commencement of operations, February 3, 1997
(b) Commencement of operations, February 4, 1997
(c) Commencement of operations, August 26, 1997
(d) Commencement of operations, September 18, 1997
(e) Commencement of operations, September 24, 1997





See accompanying notes.
                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT B
                      STATEMENTS OF OPERATIONS (Unaudited)
             For the period ended September 30, 1997, Except as Noted
                                 (Continued)
                            (Dollars in thousands)

                                                 Total      Value +    Appre-
                                                 Return     Growth    ciation
                                                Division   Division   Division
                                                  (a)         (b)       (c)
                                               ________________________________
INVESTMENT INCOME (LOSS)
  Income:
   Dividends                                         $13         $3         --
   Capital gains distributions                        10         --         --
                                               ________________________________
  TOTAL INVESTMENT INCOME                             23          3         --

  Expenses:
   Mortality and expense risk and other charges      (41)       (40)        --
   Annual administrative charges                      (6)        (6)        --
   Minimum death benefit guarantee charges            --         (1)        --
   Contingent deferred sales charges                  (2)        --         --
   Other contract charges                             --         --         --
   Amortization of deferred charges related to:
    Deferred sales load                              (11)       (16)        --
    Premium taxes                                     --         --         --
                                               ________________________________
  TOTAL EXPENSES BEFORE WAIVER                       (60)       (63)        --
   Fees waived by Golden American                     --         --         --
                                               ________________________________
  NET EXPENSES                                       (60)       (63)        --
                                               ________________________________
  NET INVESTMENT INCOME (LOSS)                       (37)       (60)        --

REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS
  Net realized gain (loss) on investments             18        394         --
  Net unrealized appreciation of investments         608        903         $3
                                               ________________________________
NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS                                    $589     $1,237         $3
                                               ================================

(a) Commencement of operations, February 3, 1997
(b) Commencement of operations, February 4, 1997
(c) Commencement of operations, August 26, 1997
(d) Commencement of operations, September 18, 1997
(e) Commencement of operations, September 24, 1997





See accompanying notes.
                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT B
                      STATEMENTS OF OPERATIONS (Unaudited)
            For the period ended September 30, 1997, Except as Noted
                                 (Continued)
                            (Dollars in thousands)

                                                                       Inter-
                                                  High    Income &    national
                                                 Income    Growth      Equity
                                                Division  Division    Division
                                                  (c)        (c)         (d)
                                               ________________________________
INVESTMENT INCOME (LOSS)
  Income:
   Dividends                                          --        --          --
   Capital gains distributions                        --        --          --
                                               ________________________________
  TOTAL INVESTMENT INCOME                             --        --          --

  Expenses:
   Mortality and expense risk and other charges       --        --          --
   Annual administrative charges                      --        --          --
   Minimum death benefit guarantee charges            --        --          --
   Contingent deferred sales charges                  --        --          --
   Other contract charges                             --        --          --
   Amortization of deferred charges related to:
    Deferred sales load                               --        --          --
    Premium taxes                                     --        --          --
                                               ________________________________
  TOTAL EXPENSES BEFORE WAIVER                        --        --          --
   Fees waived by Golden American                     --        --          --
                                               ________________________________
  NET EXPENSES                                        --        --          --
                                               ________________________________
  NET INVESTMENT INCOME (LOSS)                        --        --          --

REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS
  Net realized gain (loss) on investments             --        --          --
  Net unrealized appreciation of investments          $1        $1          --
                                               ________________________________
NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS                                      $1        $1          --
                                               ================================

(a) Commencement of operations, February 3, 1997
(b) Commencement of operations, February 4, 1997
(c) Commencement of operations, August 26, 1997
(d) Commencement of operations, September 18, 1997
(e) Commencement of operations, September 24, 1997




See accompanying notes.
                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT B
                      STATEMENTS OF OPERATIONS (Unaudited)
             For the period ended September 30, 1997, Except as Noted
                                 (Continued)
                            (Dollars in thousands)

                                                        Money
                                                        Market
                                                       Division
                                                         (e)       Combined
                                                      ______________________
INVESTMENT INCOME (LOSS)
  Income:
   Dividends                                                 --     $11,695
   Capital gains distributions                               --       6,718
                                                      ______________________
  TOTAL INVESTMENT INCOME                                    --      18,413

  Expenses:
   Mortality and expense risk and other charges              --     (11,148)
   Annual administrative charges                             --        (530)
   Minimum death benefit guarantee charges                   --         (34)
   Contingent deferred sales charges                         --        (960)
   Other contract charges                                    --         (55)
   Amortization of deferred charges related to:
    Deferred sales load                                      --      (7,874)
    Premium taxes                                            --        (157)
                                                      ______________________
  TOTAL EXPENSES BEFORE WAIVER                               --     (20,758)
   Fees waived by Golden American                            --         216
                                                      ______________________
  NET EXPENSES                                               --     (20,542)
                                                      ______________________
  NET INVESTMENT INCOME (LOSS)                               --      (2,129)

REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS
  Net realized gain (loss) on investments                    --      22,831
  Net unrealized appreciation of investments                 --     187,991
                                                      ______________________
NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS                                             --    $208,693
                                                      ======================

(a) Commencement of operations, February 3, 1997
(b) Commencement of operations, February 4, 1997
(c) Commencement of operations, August 26, 1997
(d) Commencement of operations, September 18, 1997
(e) Commencement of operations, September 24, 1997





See accompanying notes.
                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT B
                 STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)
          For the periods ended December 31, 1996 and September 30, 1997,
                               Except as Noted
                            (Dollars in thousands)

                                                                       Liquid
                                                                       Asset
                                                                      Division
                                                                     __________
NET ASSETS AT JANUARY 1, 1996                                          $36,491

INCREASE (DECREASE) IN NET ASSETS
  Operations:
  Net investment income (loss)                                             730
  Net realized gain (loss) on investments                                   --
  Net unrealized appreciation (depreciation) of investments                 --
                                                                     __________
  Net increase (decrease) in net assets resulting from operations          730

  Changes from principal transactions:
  Purchase payments                                                     14,178
  Contract distributions and terminations                              (15,313)
  Transfer payments from (to) Fixed Accounts and other Divisions         1,242
  Addition to (reallocation from) assets retained in the Account
   by Golden American Life Insurance Company                               148
                                                                     __________
  Increase (decrease) in net assets derived from principal
   transactions                                                            255
                                                                     __________
  Total increase (decrease)                                                985
                                                                     __________
NET ASSETS AT DECEMBER 31, 1996                                         37,476























                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT B
                 STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)
          For the periods ended December 31, 1996 and September 30, 1997,
                          Except as Noted (Continued)
                            (Dollars in thousands)

                                                                       Liquid
                                                                       Asset
                                                                      Division
                                                                     __________
INCREASE (DECREASE) IN NET ASSETS
  Operations:
  Net investment income (loss)                                            $589
  Net realized gain (loss) on investments                                   --
  Net unrealized appreciation of investments                                --
                                                                     __________
  Net increase in net assets resulting from operations                     589

  Changes from principal transactions:
  Purchase payments                                                     10,967
  Contract distributions and terminations                              (14,880)
  Transfer payments from (to) Fixed Accounts and other Divisions        12,427
  Addition to (reallocation from) assets retained in the Account
   by Golden American Life Insurance Company                               189
                                                                     __________
  Increase (decrease) in net assets derived from principal
   transactions                                                          8,703
                                                                     __________
  Total increase (decrease)                                              9,292
                                                                     __________
NET ASSETS AT SEPTEMBER 30, 1997                                       $46,768
                                                                     ==========

(a) Commencement of operations, January 3, 1996
(b) Commencement of operations, September 3, 1996
(c) Commencement of operations, September 23, 1996
(d) Commencement of operations, February 3, 1997
(e) Commencement of operations, February 4, 1997
(f) Commencement of operations, August 26, 1997
(g) Commencement of operations, September 18, 1997
(h) Commencement of operations, September 24, 1997













See accompanying notes.
                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT B
                 STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)
          For the periods ended December 31, 1996 and September 30, 1997,
                          Except as Noted (Continued)
                            (Dollars in thousands)

                                                                     Limited
                                                                     Maturity
                                                                       Bond
                                                                     Division
                                                                    __________
NET ASSETS AT JANUARY 1, 1996                                         $67,837

INCREASE (DECREASE) IN NET ASSETS
  Operations:
  Net investment income (loss)                                          4,507
  Net realized gain (loss) on investments                                 314
  Net unrealized appreciation (depreciation) of investments            (3,831)
                                                                    __________
  Net increase (decrease) in net assets resulting from operations         990

  Changes from principal transactions:
  Purchase payments                                                     5,869
  Contract distributions and terminations                              (9,672)
  Transfer payments from (to) Fixed Accounts and other Divisions      (10,189)
  Addition to (reallocation from) assets retained in the Account
   by Golden American Life Insurance Company                             (501)
                                                                    __________
  Increase (decrease) in net assets derived from principal
   transactions                                                       (14,493)
                                                                    __________
  Total increase (decrease)                                           (13,503)
                                                                    __________
NET ASSETS AT DECEMBER 31, 1996                                        54,334






















                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT B
                 STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)
          For the periods ended December 31, 1996 and September 30, 1997,
                          Except as Noted (Continued)
                            (Dollars in thousands)

                                                                     Limited
                                                                     Maturity
                                                                       Bond
                                                                     Division
                                                                    __________
INCREASE (DECREASE) IN NET ASSETS
  Operations:
  Net investment income (loss)                                          ($319)
  Net realized gain (loss) on investments                                  32
  Net unrealized appreciation of investments                            1,824
                                                                    __________
  Net increase in net assets resulting from operations                  1,537

  Changes from principal transactions:
  Purchase payments                                                     2,986
  Contract distributions and terminations                              (6,248)
  Transfer payments from (to) Fixed Accounts and other Divisions       (2,605)
  Addition to (reallocation from) assets retained in the Account
   by Golden American Life Insurance Company                              (25)
                                                                    __________
  Increase (decrease) in net assets derived from principal
   transactions                                                        (5,892)
                                                                    __________
  Total increase (decrease)                                            (4,355)
                                                                    __________
NET ASSETS AT SEPTEMBER 30, 1997                                      $49,979
                                                                    ==========


(a) Commencement of operations, January 3, 1996
(b) Commencement of operations, September 3, 1996
(c) Commencement of operations, September 23, 1996
(d) Commencement of operations, February 3, 1997
(e) Commencement of operations, February 4, 1997
(f) Commencement of operations, August 26, 1997
(g) Commencement of operations, September 18, 1997
(h) Commencement of operations, September 24, 1997











See accompanying notes.
                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT B
                 STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)
          For the periods ended December 31, 1996 and September 30, 1997,
                          Except as Noted (Continued)
                            (Dollars in thousands)

                                                                       Hard
                                                                      Assets
                                                                     Division
                                                                    __________
NET ASSETS AT JANUARY 1, 1996                                         $26,990

INCREASE (DECREASE) IN NET ASSETS
  Operations:
  Net investment income (loss)                                          3,916
  Net realized gain (loss) on investments                               2,353
  Net unrealized appreciation (depreciation) of investments             2,704
                                                                    __________
  Net increase (decrease) in net assets resulting from operations       8,973

  Changes from principal transactions:
  Purchase payments                                                     6,154
  Contract distributions and terminations                              (4,962)
  Transfer payments from (to) Fixed Accounts and other Divisions        5,904
  Addition to (reallocation from) assets retained in the Account
   by Golden American Life Insurance Company                              242
                                                                    __________
  Increase (decrease) in net assets derived from principal
   transactions                                                         7,338
                                                                    __________
  Total increase (decrease)                                            16,311
                                                                    __________
NET ASSETS AT DECEMBER 31, 1996                                        43,301























                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT B
                 STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)
          For the periods ended December 31, 1996 and September 30, 1997,
                          Except as Noted (Continued)
                            (Dollars in thousands)

                                                                       Hard
                                                                      Assets
                                                                     Division
                                                                    __________
INCREASE (DECREASE) IN NET ASSETS
  Operations:
  Net investment income (loss)                                           $470
  Net realized gain (loss) on investments                               1,985
  Net unrealized appreciation of investments                            6,693
                                                                    __________
  Net increase in net assets resulting from operations                  9,148

  Changes from principal transactions:
  Purchase payments                                                     4,677
  Contract distributions and terminations                              (4,453)
  Transfer payments from (to) Fixed Accounts and other Divisions          268
  Addition to (reallocation from) assets retained in the Account
   by Golden American Life Insurance Company                               10
                                                                    __________
  Increase (decrease) in net assets derived from principal
   transactions                                                           502
                                                                    __________
  Total increase (decrease)                                             9,650
                                                                    __________
NET ASSETS AT SEPTEMBER 30, 1997                                      $52,951
                                                                    ==========

(a) Commencement of operations, January 3, 1996
(b) Commencement of operations, September 3, 1996
(c) Commencement of operations, September 23, 1996
(d) Commencement of operations, February 3, 1997
(e) Commencement of operations, February 4, 1997
(f) Commencement of operations, August 26, 1997
(g) Commencement of operations, September 18, 1997
(h) Commencement of operations, September 24, 1997













See accompanying notes.
                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT B
                 STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)
          For the periods ended December 31, 1996 and September 30, 1997,
                          Except as Noted (Continued)
                            (Dollars in thousands)

                                                                    All-Growth
                                                                     Division
                                                                    __________
NET ASSETS AT JANUARY 1, 1996                                         $91,956

INCREASE (DECREASE) IN NET ASSETS
  Operations:
  Net investment income (loss)                                           (150)
  Net realized gain (loss) on investments                               2,112
  Net unrealized appreciation (depreciation) of investments            (4,894)
                                                                    __________
  Net increase (decrease) in net assets resulting from operations      (2,932)

  Changes from principal transactions:
  Purchase payments                                                    10,539
  Contract distributions and terminations                             (12,597)
  Transfer payments from (to) Fixed Accounts and other Divisions       (9,493)
  Addition to (reallocation from) assets retained in the Account
   by Golden American Life Insurance Company                             (631)
                                                                    __________
  Increase (decrease) in net assets derived from principal
   transactions                                                       (12,182)
                                                                    __________
  Total increase (decrease)                                           (15,114)
                                                                    __________
NET ASSETS AT DECEMBER 31, 1996                                        76,842
























                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT B
                 STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)
          For the periods ended December 31, 1996 and September 30, 1997,
                          Except as Noted (Continued)
                            (Dollars in thousands)

                                                                    All-Growth
                                                                     Division
                                                                    __________
INCREASE (DECREASE) IN NET ASSETS
  Operations:
  Net investment income (loss)                                        ($1,014)
  Net realized gain (loss) on investments                                 283
  Net unrealized appreciation of investments                            9,308
                                                                    __________
  Net increase in net assets resulting from operations                  8,577

  Changes from principal transactions:
  Purchase payments                                                     4,309
  Contract distributions and terminations                              (8,198)
  Transfer payments from (to) Fixed Accounts and other Divisions       (4,211)
  Addition to (rellocation from) assets retained in the Account
   by Golden American Life Insurance Company                              (61)
                                                                    __________
  Increase (decrease) in net assets derived from principal
   transactions                                                        (8,161)
                                                                    __________
  Total increase (decrease)                                               416
                                                                    __________
NET ASSETS AT SEPTEMBER 30, 1997                                      $77,258
                                                                    ==========

(a) Commencement of operations, January 3, 1996
(b) Commencement of operations, September 3, 1996
(c) Commencement of operations, September 23, 1996
(d) Commencement of operations, February 3, 1997
(e) Commencement of operations, February 4, 1997
(f) Commencement of operations, August 26, 1997
(g) Commencement of operations, September 18, 1997
(h) Commencement of operations, September 24, 1997














See accompanying notes.
                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT B
                 STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)
          For the periods ended December 31, 1996 and September 30, 1997,
                          Except as Noted (Continued)
                            (Dollars in thousands)

                                                                       Real
                                                                      Estate
                                                                     Division
                                                                    __________
NET ASSETS AT JANUARY 1, 1996                                         $34,813

INCREASE (DECREASE) IN NET ASSETS
  Operations:
  Net investment income (loss)                                          2,214
  Net realized gain (loss) on investments                                 652
  Net unrealized appreciation (depreciation) of investments             8,605
                                                                    __________
  Net increase (decrease) in net assets resulting from operations      11,471

  Changes from principal transactions:
  Purchase payments                                                     5,981
  Contract distributions and terminations                              (4,775)
  Transfer payments from (to) Fixed Accounts and other Divisions        3,076
  Addition to (reallocation from) assets retained in the Account
   by Golden American Life Insurance Company                              115
                                                                    __________
  Increase (decrease) in net assets derived from principal
   transactions                                                         4,397
                                                                    __________
  Total increase (decrease)                                            15,868
                                                                    __________
NET ASSETS AT DECEMBER 31, 1996                                        50,681























                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT B
                 STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)
          For the periods ended December 31, 1996 and September 30, 1997,
                          Except as Noted (Continued)
                            (Dollars in thousands)

                                                                       Real
                                                                      Estate
                                                                     Division
                                                                    __________
INCREASE (DECREASE) IN NET ASSETS
  Operations:
  Net investment income (loss)                                           $127
  Net realized gain (loss) on investments                               1,660
  Net unrealized appreciation of investments                            9,305
                                                                    __________
  Net increase in net assets resulting from operations                 11,092

  Changes from principal transactions:
  Purchase payments                                                     9,414
  Contract distributions and terminations                              (3,981)
  Transfer payments from (to) Fixed Accounts and other Divisions        3,906
  Addition to (reallocation from) assets retained in the Account
   by Golden American Life Insurance Company                               76
                                                                    __________
  Increase (decrease) in net assets derived from principal
   transactions                                                         9,415
                                                                    __________
  Total increase (decrease)                                            20,507
                                                                    __________
NET ASSETS AT SEPTEMBER 30, 1997                                      $71,188
                                                                    ==========

(a) Commencement of operations, January 3, 1996
(b) Commencement of operations, September 3, 1996
(c) Commencement of operations, September 23, 1996
(d) Commencement of operations, February 3, 1997
(e) Commencement of operations, February 4, 1997
(f) Commencement of operations, August 26, 1997
(g) Commencement of operations, September 18, 1997
(h) Commencement of operations, September 24, 1997













See accompanying notes.
                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT B
                 STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)
          For the periods ended December 31, 1996 and September 30, 1997,
                          Except as Noted (Continued)
                            (Dollars in thousands)

                                                                      Fully
                                                                     Managed
                                                                     Division
                                                                    __________
NET ASSETS AT JANUARY 1, 1996                                        $117,327

INCREASE (DECREASE) IN NET ASSETS
  Operations:
  Net investment income (loss)                                          7,463
  Net realized gain (loss) on investments                               2,245
  Net unrealized appreciation (depreciation) of investments             6,614
                                                                    __________
  Net increase (decrease) in net assets resulting from operations      16,322

  Changes from principal transactions:
  Purchase payments                                                    16,217
  Contract distributions and terminations                             (17,846)
  Transfer payments from (to) Fixed Accounts and other Divisions        2,478
  Addition to (reallocation from) assets retained in the Account
   by Golden American Life Insurance Company                              (67)
                                                                    __________
  Increase (decrease) in net assets derived from principal
   transactions                                                           782
                                                                    __________
  Total increase (decrease)                                            17,104
                                                                    __________
NET ASSETS AT DECEMBER 31, 1996                                       134,431























                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT B
                 STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)
          For the periods ended December 31, 1996 and September 30, 1997,
                          Except as Noted (Continued)
                            (Dollars in thousands)

                                                                      Fully
                                                                     Managed
                                                                     Division
                                                                    __________
INCREASE (DECREASE) IN NET ASSETS
  Operations:
  Net investment income (loss)                                           $486
  Net realized gain (loss) on investments                               1,961
  Net unrealized appreciation of investments                           13,596
                                                                    __________
  Net increase in net assets resulting from operations                 16,043

  Changes from principal transactions:
  Purchase payments                                                    10,961
  Contract distributions and terminations                             (13,380)
  Transfer payments from (to) Fixed Accounts and other Divisions        4,039
  Addition to (reallocation from) assets retained in the Account
   by Golden American Life Insurance Company                              111
                                                                    __________
  Increase (decrease) in net assets derived from principal
   transactions                                                         1,731
                                                                    __________
  Total increase (decrease)                                            17,774
                                                                    __________
NET ASSETS AT SEPTEMBER 30, 1997                                     $152,205
                                                                    ==========

(a) Commencement of operations, January 3, 1996
(b) Commencement of operations, September 3, 1996
(c) Commencement of operations, September 23, 1996
(d) Commencement of operations, February 3, 1997
(e) Commencement of operations, February 4, 1997
(f) Commencement of operations, August 26, 1997
(g) Commencement of operations, September 18, 1997
(h) Commencement of operations, September 24, 1997













See accompanying notes.
                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT B
                 STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)
          For the periods ended December 31, 1996 and September 30, 1997,
                          Except as Noted (Continued)
                            (Dollars in thousands)

                                                                     Multiple
                                                                    Allocation
                                                                     Division
                                                                    __________
NET ASSETS AT JANUARY 1, 1996                                        $305,502

INCREASE (DECREASE) IN NET ASSETS
  Operations:
  Net investment income (loss)                                         18,091
  Net realized gain (loss) on investments                               6,043
  Net unrealized appreciation (depreciation) of investments            (7,108)
                                                                    __________
  Net increase (decrease) in net assets resulting from operations      17,026

  Changes from principal transactions:
  Purchase payments                                                    16,631
  Contract distributions and terminations                             (44,014)
  Transfer payments from (to) Fixed Accounts and other Divisions      (23,461)
  Addition to (reallocation from) assets retained in the Account
   by Golden American Life Insurance Company                           (1,257)
                                                                    __________
  Increase (decrease) in net assets derived from principal
   transactions                                                       (52,101)
                                                                    __________
  Total increase (decrease)                                           (35,075)
                                                                    __________
NET ASSETS AT DECEMBER 31, 1996                                       270,427























                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT B
                 STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)
          For the periods ended December 31, 1996 and September 30, 1997,
                          Except as Noted (Continued)
                            (Dollars in thousands)

                                                                     Multiple
                                                                    Allocation
                                                                     Division
                                                                    __________
INCREASE (DECREASE) IN NET ASSETS
  Operations:
  Net investment income (loss)                                         $1,182
  Net realized gain (loss) on investments                               4,112
  Net unrealized appreciation of investments                           30,952
                                                                    __________
  Net increase in net assets resulting from operations                 36,246

  Changes from principal transactions:
  Purchase payments                                                     5,261
  Contract distributions and terminations                             (31,395)
  Transfer payments from (to) Fixed Accounts and other Divisions       (9,122)
  Addition to (reallocation from) assets retained in the Account
   by Golden American Life Insurance Company                              112
                                                                    __________
  Increase (decrease) in net assets derived from principal
   transactions                                                       (35,144)
                                                                    __________
  Total increase (decrease)                                             1,102
                                                                    __________
NET ASSETS AT SEPTEMBER 30, 1997                                     $271,529
                                                                    ==========

(a) Commencement of operations, January 3, 1996
(b) Commencement of operations, September 3, 1996
(c) Commencement of operations, September 23, 1996
(d) Commencement of operations, February 3, 1997
(e) Commencement of operations, February 4, 1997
(f) Commencement of operations, August 26, 1997
(g) Commencement of operations, September 18, 1997
(h) Commencement of operations, September 24, 1997













See accompanying notes.
                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT B
                 STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)
          For the periods ended December 31, 1996 and September 30, 1997,
                          Except as Noted (Continued)
                            (Dollars in thousands)

                                                                    Capital
                                                                  Appreciation
                                                                    Division
                                                                  ____________
NET ASSETS AT JANUARY 1, 1996                                        $121,049

INCREASE (DECREASE) IN NET ASSETS
  Operations:
  Net investment income (loss)                                          7,757
  Net realized gain (loss) on investments                               4,853
  Net unrealized appreciation (depreciation) of investments             8,839
                                                                  ____________
  Net increase (decrease) in net assets resulting from operations      21,449

  Changes from principal transactions:
  Purchase payments                                                    16,081
  Contract distributions and terminations                             (16,095)
  Transfer payments from (to) Fixed Accounts and other Divisions        3,299
  Addition to (reallocation from) assets retained in the Account
   by Golden American Life Insurance Company                              206
                                                                  ____________
  Increase (decrease) in net assets derived from principal
   transactions                                                         3,491
                                                                  ____________
  Total increase (decrease)                                            24,940
                                                                  ____________
NET ASSETS AT DECEMBER 31, 1996                                       145,989























                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT B
                 STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)
          For the periods ended December 31, 1996 and September 30, 1997,
                          Except as Noted (Continued)
                            (Dollars in thousands)

                                                                    Capital
                                                                  Appreciation
                                                                    Division
                                                                  ____________
INCREASE (DECREASE) IN NET ASSETS
  Operations:
  Net investment income (loss)                                          ($116)
  Net realized gain (loss) on investments                               6,386
  Net unrealized appreciation of investments                           30,731
                                                                  ____________
  Net increase in net assets resulting from operations                 37,001

  Changes from principal transactions:
  Purchase payments                                                    10,152
  Contract distributions and terminations                             (15,355)
  Transfer payments from (to) Fixed Accounts and other Divisions        2,986
  Addition to (reallocation from) assets retained in the Account
   by Golden American Life Insurance Company                              229
                                                                  ____________
  Increase (decrease) in net assets derived from principal
   transactions                                                        (1,988)
                                                                  ____________
  Total increase (decrease)                                            35,013
                                                                  ____________
NET ASSETS AT SEPTEMBER 30, 1997                                     $181,002
                                                                  ============

(a) Commencement of operations, January 3, 1996
(b) Commencement of operations, September 3, 1996
(c) Commencement of operations, September 23, 1996
(d) Commencement of operations, February 3, 1997
(e) Commencement of operations, February 4, 1997
(f) Commencement of operations, August 26, 1997
(g) Commencement of operations, September 18, 1997
(h) Commencement of operations, September 24, 1997













See accompanying notes.
                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT B
                 STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)
          For the periods ended December 31, 1996 and September 30, 1997,
                          Except as Noted (Continued)
                            (Dollars in thousands)

                                                                      Rising
                                                                    Dividends
                                                                     Division
                                                                    __________
NET ASSETS AT JANUARY 1, 1996                                         $80,342

INCREASE (DECREASE) IN NET ASSETS
  Operations:
  Net investment income (loss)                                           (455)
  Net realized gain (loss) on investments                               4,125
  Net unrealized appreciation (depreciation) of investments            12,317
                                                                    __________
  Net increase (decrease) in net assets resulting from operations      15,987

  Changes from principal transactions:
  Purchase payments                                                    25,572
  Contract distributions and terminations                             (12,639)
  Transfer payments from (to) Fixed Accounts and other Divisions       13,857
  Addition to (reallocation from) assets retained in the Account
   by Golden American Life Insurance Company                              454
                                                                    __________
  Increase (decrease) in net assets derived from principal
   transactions                                                        27,244
                                                                    __________
  Total increase (decrease)                                            43,231
                                                                    __________
NET ASSETS AT DECEMBER 31, 1996                                       123,573























                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT B
                 STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)
          For the periods ended December 31, 1996 and September 30, 1997,
                          Except as Noted (Continued)
                            (Dollars in thousands)

                                                                      Rising
                                                                    Dividends
                                                                     Division
                                                                    __________
INCREASE (DECREASE) IN NET ASSETS
  Operations:
  Net investment income (loss)                                        ($1,924)
  Net realized gain (loss) on investments                               3,006
  Net unrealized appreciation of investments                           28,876
                                                                    __________
  Net increase in net assets resulting from operations                 29,958

  Changes from principal transactions:
  Purchase payments                                                    27,280
  Contract distributions and terminations                             (12,873)
  Transfer payments from (to) Fixed Accounts and other Divisions       19,331
  Addition to (reallocation from) assets retained in the Account
   by Golden American Life Insurance Company                              267
                                                                    __________
  Increase (decrease) in net assets derived from principal
   transactions                                                        34,005
                                                                    __________
  Total increase (decrease)                                            63,963
                                                                    __________
NET ASSETS AT SEPTEMBER 30, 1997                                     $187,536
                                                                    ==========

(a) Commencement of operations, January 3, 1996
(b) Commencement of operations, September 3, 1996
(c) Commencement of operations, September 23, 1996
(d) Commencement of operations, February 3, 1997
(e) Commencement of operations, February 4, 1997
(f) Commencement of operations, August 26, 1997
(g) Commencement of operations, September 18, 1997
(h) Commencement of operations, September 24, 1997













See accompanying notes.
                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT B
                 STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)
          For the periods ended December 31, 1996 and September 30, 1997,
                          Except as Noted (Continued)
                            (Dollars in thousands)

                                                                     Emerging
                                                                     Markets
                                                                     Division
                                                                    __________
NET ASSETS AT JANUARY 1, 1996                                         $36,887

INCREASE (DECREASE) IN NET ASSETS
  Operations:
  Net investment income (loss)                                           (998)
  Net realized gain (loss) on investments                              (2,959)
  Net unrealized appreciation (depreciation) of investments             5,674
                                                                    __________
  Net increase in net assets resulting from operations                  1,717

  Changes from principal transactions:
  Purchase payments                                                     6,432
  Contract distributions and terminations                              (6,450)
  Transfer payments from (to) Fixed Accounts and other Divisions       (1,273)
  Addition to (reallocation from) assets retained in the Account
   by Golden American Life Insurance Company                             (160)
                                                                    __________
  Increase (decrease) in net assets derived from principal
   transactions                                                        (1,451)
                                                                    __________
  Total increase (decrease)                                               266
                                                                    __________
NET ASSETS AT DECEMBER 31, 1996                                        37,153























                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT B
                 STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)
          For the periods ended December 31, 1996 and September 30, 1997,
                          Except as Noted (Continued)
                            (Dollars in thousands)

                                                                     Emerging
                                                                     Markets
                                                                     Division
                                                                    __________
INCREASE (DECREASE) IN NET ASSETS
  Operations:
  Net investment income (loss)                                          ($634)
  Net realized gain (loss) on investments                                (275)
  Net unrealized appreciation of investments                            4,255
                                                                    __________
  Net increase in net assets resulting from operations                  3,346

  Changes from principal transactions:
  Purchase payments                                                     4,548
  Contract distributions and terminations                              (4,285)
  Transfer payments from (to) Fixed Accounts and other Divisions        2,268
  Addition to (reallocation from) assets retained in the Account
   by Golden American Life Insurance Company                              (20)
                                                                    __________
  Increase (decrease) in net assets derived from principal
   transactions                                                         2,511
                                                                    __________
  Total increase (decrease)                                             5,857
                                                                    __________
NET ASSETS AT SEPTEMBER 30, 1997                                      $43,010
                                                                    ==========

(a) Commencement of operations, January 3, 1996
(b) Commencement of operations, September 3, 1996
(c) Commencement of operations, September 23, 1996
(d) Commencement of operations, February 3, 1997
(e) Commencement of operations, February 4, 1997
(f) Commencement of operations, August 26, 1997
(g) Commencement of operations, September 18, 1997
(h) Commencement of operations, September 24, 1997













See accompanying notes.
                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT B
                 STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)
          For the periods ended December 31, 1996 and September 30, 1997,
                          Except as Noted (Continued)
                            (Dollars in thousands)

                                                                      Market
                                                                     Manager
                                                                     Division
                                                                    __________
NET ASSETS AT JANUARY 1, 1996                                          $5,206

INCREASE (DECREASE) IN NET ASSETS
  Operations:
  Net investment income (loss)                                            396
  Net realized gain (loss) on investments                                 327
  Net unrealized appreciation (depreciation) of investments               245
                                                                    __________
  Net increase (decrease) in net assets resulting from operations         968

  Changes from principal transactions:
  Purchase payments                                                      (111)
  Contract distributions and terminations                                (383)
  Transfer payments from (to) Fixed Accounts and other Divisions         (187)
  Addition to (reallocation from) assets retained in the Account
   by Golden American Life Insurance Company                              (14)
                                                                    __________
  Increase (decrease) in net assets derived from principal
   transactions                                                          (695)
                                                                    __________
  Total increase (decrease)                                               273
                                                                    __________
NET ASSETS AT DECEMBER 31, 1996                                         5,479























                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT B
                 STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)
          For the periods ended December 31, 1996 and September 30, 1997,
                          Except as Noted (Continued)
                            (Dollars in thousands)

                                                                      Market
                                                                     Manager
                                                                     Division
                                                                    __________
INCREASE (DECREASE) IN NET ASSETS
  Operations:
  Net investment income (loss)                                           ($33)
  Net realized gain (loss) on investments                                 135
  Net unrealized appreciation of investments                            1,607
                                                                    __________
  Net increase in net assets resulting from operations                  1,709

  Changes from principal transactions:
  Purchase payments                                                       (46)
  Contract distributions and terminations                                (179)
  Transfer payments from (to) Fixed Accounts and other Divisions         (277)
  Addition to (reallocation from) assets retained in the Account
   by Golden American Life Insurance Company                               10
                                                                    __________
  Increase (decrease) in net assets derived from principal
   transactions                                                          (492)
                                                                    __________
  Total increase (decrease)                                             1,217
                                                                    __________
NET ASSETS AT SEPTEMBER 30, 1997                                       $6,696
                                                                    ==========

(a) Commencement of operations, January 3, 1996
(b) Commencement of operations, September 3, 1996
(c) Commencement of operations, September 23, 1996
(d) Commencement of operations, February 3, 1997
(e) Commencement of operations, February 4, 1997
(f) Commencement of operations, August 26, 1997
(g) Commencement of operations, September 18, 1997
(h) Commencement of operations, September 24, 1997













See accompanying notes.
                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT B
                 STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)
          For the periods ended December 31, 1996 and September 30, 1997,
                          Except as Noted (Continued)
                            (Dollars in thousands)

                                                                      Value
                                                                      Equity
                                                                     Division
                                                                    __________
NET ASSETS AT JANUARY 1, 1996                                         $28,447

INCREASE (DECREASE) IN NET ASSETS
  Operations:
  Net investment income (loss)                                          1,157
  Net realized gain (loss) on investments                               1,290
  Net unrealized appreciation (depreciation) of investments               601
                                                                    __________
  Net increase (decrease) in net assets resulting from operations       3,048

  Changes from principal transactions:
  Purchase payments                                                    15,780
  Contract distributions and terminations                              (3,990)
  Transfer payments from (to) Fixed Accounts and other Divisions         (376)
  Addition to (reallocation from) assets retained in the Account
   by Golden American Life Insurance Company                              (48)
                                                                    __________
  Increase (decrease) in net assets derived from principal
   transactions                                                        11,366
                                                                    __________
  Total increase (decrease)                                            14,414
                                                                    __________
NET ASSETS AT DECEMBER 31, 1996                                        42,861























                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT B
                 STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)
          For the periods ended December 31, 1996 and September 30, 1997,
                          Except as Noted (Continued)
                            (Dollars in thousands)

                                                                      Value
                                                                      Equity
                                                                     Division
                                                                    __________
INCREASE (DECREASE) IN NET ASSETS
  Operations:
  Net investment income (loss)                                          ($245)
  Net realized gain (loss) on investments                                 835
  Net unrealized appreciation of investments                           12,513
                                                                    __________
  Net increase in net assets resulting from operations                 13,103

  Changes from principal transactions:
  Purchase payments                                                     8,871
  Contract distributions and terminations                              (3,708)
  Transfer payments from (to) Fixed Accounts and other Divisions        7,219
  Addition to (reallocation from) assets retained in the Account
   by Golden American Life Insurance Company                              124
                                                                    __________
  Increase (decrease) in net assets derived from principal
   transactions                                                        12,506
                                                                    __________
  Total increase (decrease)                                            25,609
                                                                    __________
NET ASSETS AT SEPTEMBER 30, 1997                                      $68,470
                                                                    ==========

(a) Commencement of operations, January 3, 1996
(b) Commencement of operations, September 3, 1996
(c) Commencement of operations, September 23, 1996
(d) Commencement of operations, February 3, 1997
(e) Commencement of operations, February 4, 1997
(f) Commencement of operations, August 26, 1997
(g) Commencement of operations, September 18, 1997
(h) Commencement of operations, September 24, 1997













See accompanying notes.
                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT B
                 STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)
          For the periods ended December 31, 1996 and September 30, 1997,
                          Except as Noted (Continued)
                            (Dollars in thousands)

                                                                    Strategic
                                                                      Equity
                                                                     Division
                                                                    __________
NET ASSETS AT JANUARY 1, 1996                                          $8,031

INCREASE (DECREASE) IN NET ASSETS
  Operations:
  Net investment income (loss)                                            275
  Net realized gain (loss) on investments                                 161
  Net unrealized appreciation (depreciation) of investments             2,648
                                                                    __________
  Net increase (decrease) in net assets resulting from operations       3,084

  Changes from principal transactions:
  Purchase payments                                                    12,046
  Contract distributions and terminations                              (1,671)
  Transfer payments from (to) Fixed Accounts and other Divisions        8,149
  Addition to (reallocation from) assets retained in the Account
   by Golden American Life Insurance Company                              219
                                                                    __________
  Increase (decrease) in net assets derived from principal
   transactions                                                        18,743
                                                                    __________
  Total increase (decrease)                                            21,827
                                                                    __________
NET ASSETS AT DECEMBER 31, 1996                                        29,858























                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT B
                 STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)
          For the periods ended December 31, 1996 and September 30, 1997,
                          Except as Noted (Continued)
                            (Dollars in thousands)

                                                                    Strategic
                                                                      Equity
                                                                     Division
                                                                    __________
INCREASE (DECREASE) IN NET ASSETS
  Operations:
  Net investment income (loss)                                            $60
  Net realized gain (loss) on investments                                 983
  Net unrealized appreciation of investments                            5,878
                                                                    __________
  Net increase in net assets resulting from operations                  6,921

  Changes from principal transactions:
  Purchase payments                                                     7,122
  Contract distributions and terminations                              (3,186)
  Transfer payments from (to) Fixed Accounts and other Divisions        3,539
  Addition to (reallocation from) assets retained in the Account
   by Golden American Life Insurance Company                               70
                                                                    __________
  Increase (decrease) in net assets derived from principal
   transactions                                                         7,545
                                                                    __________
  Total increase (decrease)                                            14,466
                                                                    __________
NET ASSETS AT SEPTEMBER 30, 1997                                      $44,324
                                                                    ==========

(a) Commencement of operations, January 3, 1996
(b) Commencement of operations, September 3, 1996
(c) Commencement of operations, September 23, 1996
(d) Commencement of operations, February 3, 1997
(e) Commencement of operations, February 4, 1997
(f) Commencement of operations, August 26, 1997
(g) Commencement of operations, September 18, 1997
(h) Commencement of operations, September 24, 1997













See accompanying notes.
                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT B
                 STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)
          For the periods ended December 31, 1996 and September 30, 1997,
                          Except as Noted (Continued)
                            (Dollars in thousands)

                                                                    Small Cap
                                                                     Division
                                                                       (a)
                                                                    __________
NET ASSETS AT JANUARY 1, 1996                                              --

INCREASE (DECREASE) IN NET ASSETS
  Operations:
  Net investment income (loss)                                          ($369)
  Net realized gain (loss) on investments                                  25
  Net unrealized appreciation (depreciation) of investments               674
                                                                    __________
  Net increase (decrease) in net assets resulting from operations         330

  Changes from principal transactions:
  Purchase payments                                                    17,552
  Contract distributions and terminations                              (1,530)
  Transfer payments from (to) Fixed Accounts and other Divisions       16,293
  Addition to (reallocation from) assets retained in the Account
   by Golden American Life Insurance Company                              411
                                                                    __________
  Increase (decrease) in net assets derived from principal
   transactions                                                        32,726
                                                                    __________
  Total increase (decrease)                                            33,056
                                                                    __________
NET ASSETS AT DECEMBER 31, 1996                                        33,056























                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT B
                 STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)
          For the periods ended December 31, 1996 and September 30, 1997,
                          Except as Noted (Continued)
                            (Dollars in thousands)

                                                                    Small Cap
                                                                     Division
                                                                       (a)
                                                                    __________
INCREASE (DECREASE) IN NET ASSETS
  Operations:
  Net investment income (loss)                                          ($536)
  Net realized gain (loss) on investments                                (450)
  Net unrealized appreciation of investments                            8,126
                                                                    __________
  Net increase in net assets resulting from operations                  7,140

  Changes from principal transactions:
  Purchase payments                                                     8,051
  Contract distributions and terminations                              (2,270)
  Transfer payments from (to) Fixed Accounts and other Divisions        4,129
  Addition to (reallocation from) assets retained in the Account
   by Golden American Life Insurance Company                               45
                                                                    __________
  Increase (decrease) in net assets derived from principal
   transactions                                                         9,955
                                                                    __________
  Total increase (decrease)                                            17,095
                                                                    __________
NET ASSETS AT SEPTEMBER 30, 1997                                      $50,151
                                                                    ==========

(a) Commencement of operations, January 3, 1996
(b) Commencement of operations, September 3, 1996
(c) Commencement of operations, September 23, 1996
(d) Commencement of operations, February 3, 1997
(e) Commencement of operations, February 4, 1997
(f) Commencement of operations, August 26, 1997
(g) Commencement of operations, September 18, 1997
(h) Commencement of operations, September 24, 1997













See accompanying notes.
                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT B
                 STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)
          For the periods ended December 31, 1996 and September 30, 1997,
                          Except as Noted (Continued)
                            (Dollars in thousands)

                                                                     Managed
                                                                      Global
                                                                     Division
                                                                       (b)
                                                                    __________
NET ASSETS AT JANUARY 1, 1996                                              --

INCREASE (DECREASE) IN NET ASSETS
  Operations:
  Net investment income (loss)                                          ($350)
  Net realized gain (loss) on investments                                 116
  Net unrealized appreciation (depreciation) of investments             4,419
                                                                    __________
  Net increase (decrease) in net assets resulting from operations       4,185

  Changes from principal transactions:
  Purchase payments                                                     3,524
  Contract distributions and terminations                              (3,844)
  Transfer payments from (to) Fixed Accounts and other Divisions       80,286
  Addition to (reallocation from) assets retained in the Account
   by Golden American Life Insurance Company                            2,115
                                                                    __________
  Increase (decrease) in net assets derived from principal
   transactions                                                        82,081
                                                                    __________
  Total increase (decrease)                                            86,266
                                                                    __________
NET ASSETS AT DECEMBER 31, 1996                                        86,266






















                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT B
                 STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)
          For the periods ended December 31, 1996 and September 30, 1997,
                          Except as Noted (Continued)
                            (Dollars in thousands)

                                                                     Managed
                                                                      Global
                                                                     Division
                                                                       (b)
                                                                    __________
INCREASE (DECREASE) IN NET ASSETS
  Operations:
  Net investment income (loss)                                            $43
  Net realized gain (loss) on investments                               1,693
  Net unrealized appreciation of investments                           14,056
                                                                    __________
  Net increase in net assets resulting from operations                 15,792

  Changes from principal transactions:
  Purchase payments                                                    12,734
  Contract distributions and terminations                              (8,163)
  Transfer payments from (to) Fixed Accounts and other Divisions        4,110
  Addition to (reallocation from) assets retained in the Account
   by Golden American Life Insurance Company                              136
                                                                    __________
  Increase (decrease) in net assets derived from principal
   transactions                                                         8,817
                                                                    __________
  Total increase (decrease)                                            24,609
                                                                    __________
NET ASSETS AT SEPTEMBER 30, 1997                                     $110,875
                                                                    ==========

(a) Commencement of operations, January 3, 1996
(b) Commencement of operations, September 3, 1996
(c) Commencement of operations, September 23, 1996
(d) Commencement of operations, February 3, 1997
(e) Commencement of operations, February 4, 1997
(f) Commencement of operations, August 26, 1997
(g) Commencement of operations, September 18, 1997
(h) Commencement of operations, September 24, 1997












See accompanying notes.
                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT B
                 STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)
          For the periods ended December 31, 1996 and September 30, 1997,
                          Except as Noted (Continued)
                            (Dollars in thousands)

                                                                       OTC
                                                                     Division
                                                                       (c)
                                                                    __________
NET ASSETS AT JANUARY 1, 1996                                              --

INCREASE (DECREASE) IN NET ASSETS
  Operations:
  Net investment income (loss)                                           $204
  Net realized gain (loss) on investments                                   1
  Net unrealized appreciation (depreciation) of investments              (125)
                                                                    __________
  Net increase (decrease) in net assets resulting from operations          80

  Changes from principal transactions:
  Purchase payments                                                     1,207
  Contract distributions and terminations                                 (36)
  Transfer payments from (to) Fixed Accounts and other Divisions        3,248
  Addition to (reallocation from) assets retained in the Account
   by Golden American Life Insurance Company                               72
                                                                    __________
  Increase (decrease) in net assets derived from principal
   transactions                                                         4,491
                                                                    __________
  Total increase (decrease)                                             4,571
                                                                    __________
NET ASSETS AT DECEMBER 31, 1996                                         4,571























                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT B
                 STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)
          For the periods ended December 31, 1996 and September 30, 1997,
                          Except as Noted (Continued)
                            (Dollars in thousands)

                                                                       OTC
                                                                     Division
                                                                       (c)
                                                                    __________
INCREASE (DECREASE) IN NET ASSETS
  Operations:
  Net investment income (loss)                                           ($37)
  Net realized gain (loss) on investments                                 (21)
  Net unrealized appreciation of investments                            2,019
                                                                    __________
  Net increase in net assets resulting from operations                  1,961

  Changes from principal transactions:
  Purchase payments                                                     4,545
  Contract distributions and terminations                                (344)
  Transfer payments from (to) Fixed Accounts and other Divisions        3,242
  Addition to (reallocation from) assets retained in the Account
   by Golden American Life Insurance Company                               36
                                                                    __________
  Increase (decrease) in net assets derived from principal
   transactions                                                         7,479
                                                                    __________
  Total increase (decrease)                                             9,440
                                                                    __________
NET ASSETS AT SEPTEMBER 30, 1997                                      $14,011
                                                                    ==========

(a) Commencement of operations, January 3, 1996
(b) Commencement of operations, September 3, 1996
(c) Commencement of operations, September 23, 1996
(d) Commencement of operations, February 3, 1997
(e) Commencement of operations, February 4, 1997
(f) Commencement of operations, August 26, 1997
(g) Commencement of operations, September 18, 1997
(h) Commencement of operations, September 24, 1997













See accompanying notes.
                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT B
                 STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)
          For the periods ended December 31, 1996 and September 30, 1997,
                          Except as Noted (Continued)
                            (Dollars in thousands)

                                                                     Growth &
                                                                      Income
                                                                     Division
                                                                       (c)
                                                                    __________
NET ASSETS AT JANUARY 1, 1996                                              --

INCREASE (DECREASE) IN NET ASSETS
  Operations:
  Net investment income (loss)                                             --
  Net realized gain (loss) on investments                                  $1
  Net unrealized appreciation (depreciation) of investments               269
                                                                    __________
  Net increase (decrease) in net assets resulting from operations         270

  Changes from principal transactions:
  Purchase payments                                                     2,760
  Contract distributions and terminations                                 (43)
  Transfer payments from (to) Fixed Accounts and other Divisions        5,164
  Addition to (reallocation from) assets retained in the Account
   by Golden American Life Insurance Company                              124
                                                                    __________
  Increase (decrease) in net assets derived from principal
   transactions                                                         8,005
                                                                    __________
  Total increase (decrease)                                             8,275
                                                                    __________
NET ASSETS AT DECEMBER 31, 1996                                         8,275






















                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT B
                 STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)
          For the periods ended December 31, 1996 and September 30, 1997,
                          Except as Noted (Continued)
                            (Dollars in thousands)

                                                                     Growth &
                                                                      Income
                                                                     Division
                                                                       (c)
                                                                    __________
INCREASE (DECREASE) IN NET ASSETS
  Operations:
  Net investment income (loss)                                          ($121)
  Net realized gain (loss) on investments                                  97
  Net unrealized appreciation of investments                            5,207
                                                                    __________
  Net increase in net assets resulting from operations                  5,183

  Changes from principal transactions:
  Purchase payments                                                     8,846
  Contract distributions and terminations                                (969)
  Transfer payments from (to) Fixed Accounts and other Divisions        8,178
  Addition to (reallocation from) assets retained in the Account
   by Golden American Life Insurance Company                               91
                                                                    __________
  Increase (decrease) in net assets derived from principal
   transactions                                                        16,146
                                                                    __________
  Total increase (decrease)                                            21,329
                                                                    __________
NET ASSETS AT SEPTEMBER 30, 1997                                      $29,604
                                                                    ==========

(a) Commencement of operations, January 3, 1996
(b) Commencement of operations, September 3, 1996
(c) Commencement of operations, September 23, 1996
(d) Commencement of operations, February 3, 1997
(e) Commencement of operations, February 4, 1997
(f) Commencement of operations, August 26, 1997
(g) Commencement of operations, September 18, 1997
(h) Commencement of operations, September 24, 1997












See accompanying notes.
                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT B
                 STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)
          For the periods ended December 31, 1996 and September 30, 1997,
                          Except as Noted (Continued)
                            (Dollars in thousands)

                                                                     Research
                                                                     Division
                                                                       (e)
                                                                    __________
NET ASSETS AT JANUARY 1, 1996                                              --

INCREASE (DECREASE) IN NET ASSETS
  Operations:
  Net investment income (loss)                                             --
  Net realized gain (loss) on investments                                  --
  Net unrealized appreciation (depreciation) of investments                --
                                                                    __________
  Net increase (decrease) in net assets resulting from operations          --

  Changes from principal transactions:
  Purchase payments                                                        --
  Contract distributions and terminations                                  --
  Transfer payments from (to) Fixed Accounts and other Divisions           --
  Addition to (reallocation from) assets retained in the Account
   by Golden American Life Insurance Company                               --
                                                                    __________
  Increase (decrease) in net assets derived from principal
   transactions                                                            --
                                                                    __________
  Total increase (decrease)                                                --
                                                                    __________
NET ASSETS AT DECEMBER 31, 1996                                            --























                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT B
                 STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)
          For the periods ended December 31, 1996 and September 30, 1997,
                          Except as Noted (Continued)
                            (Dollars in thousands)

                                                                     Research
                                                                     Division
                                                                       (e)
                                                                    __________
INCREASE (DECREASE) IN NET ASSETS
  Operations:
  Net investment income (loss)                                           ($10)
  Net realized gain (loss) on investments                                  (3)
  Net unrealized appreciation of investments                            1,529
                                                                    __________
  Net increase in net assets resulting from operations                  1,516

  Changes from principal transactions:
  Purchase payments                                                     8,858
  Contract distributions and terminations                                (193)
  Transfer payments from (to) Fixed Accounts and other Divisions        9,414
  Addition to (reallocation from) assets retained in the Account
   by Golden American Life Insurance Company                              106
                                                                    __________
  Increase (decrease) in net assets derived from principal
   transactions                                                        18,185
                                                                    __________
  Total increase (decrease)                                            19,701
                                                                    __________
NET ASSETS AT SEPTEMBER 30, 1997                                      $19,701
                                                                    ==========

(a) Commencement of operations, January 3, 1996
(b) Commencement of operations, September 3, 1996
(c) Commencement of operations, September 23, 1996
(d) Commencement of operations, February 3, 1997
(e) Commencement of operations, February 4, 1997
(f) Commencement of operations, August 26, 1997
(g) Commencement of operations, September 18, 1997
(h) Commencement of operations, September 24, 1997













See accompanying notes.
                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT B
                 STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)
          For the periods ended December 31, 1996 and September 30, 1997,
                          Except as Noted (Continued)
                            (Dollars in thousands)

                                                                      Total
                                                                      Return
                                                                     Division
                                                                       (d)
                                                                    __________
NET ASSETS AT JANUARY 1, 1996                                              --

INCREASE (DECREASE) IN NET ASSETS
  Operations:
  Net investment income (loss)                                             --
  Net realized gain (loss) on investments                                  --
  Net unrealized appreciation (depreciation) of investments                --
                                                                    __________
  Net increase (decrease) in net assets resulting from operations          --

  Changes from principal transactions:
  Purchase payments                                                        --
  Contract distributions and terminations                                  --
  Transfer payments from (to) Fixed Accounts and other Divisions           --
  Addition to (reallocation from) assets retained in the Account
   by Golden American Life Insurance Company                               --
                                                                    __________
  Increase (decrease) in net assets derived from principal
   transactions                                                            --
                                                                    __________
  Total increase (decrease)                                                --
                                                                    __________
NET ASSETS AT DECEMBER 31, 1996                                            --






















                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT B
                 STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)
          For the periods ended December 31, 1996 and September 30, 1997,
                          Except as Noted (Continued)
                            (Dollars in thousands)

                                                                      Total
                                                                      Return
                                                                     Division
                                                                       (d)
                                                                    __________
INCREASE (DECREASE) IN NET ASSETS
  Operations:
  Net investment income (loss)                                           ($37)
  Net realized gain (loss) on investments                                  18
  Net unrealized appreciation of investments                              608
                                                                    __________
  Net increase in net assets resulting from operations                    589

  Changes from principal transactions:
  Purchase payments                                                     5,748
  Contract distributions and terminations                                (364)
  Transfer payments from (to) Fixed Accounts and other Divisions        6,107
  Addition to (reallocation from) assets retained in the Account
   by Golden American Life Insurance Company                               46
                                                                    __________
  Increase (decrease) in net assets derived from principal
   transactions                                                        11,537
                                                                    __________
  Total increase (decrease)                                            12,126
                                                                    __________
NET ASSETS AT SEPTEMBER 30, 1997                                      $12,126
                                                                    ==========

(a) Commencement of operations, January 3, 1996
(b) Commencement of operations, September 3, 1996
(c) Commencement of operations, September 23, 1996
(d) Commencement of operations, February 3, 1997
(e) Commencement of operations, February 4, 1997
(f) Commencement of operations, August 26, 1997
(g) Commencement of operations, September 18, 1997
(h) Commencement of operations, September 24, 1997












See accompanying notes.
                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT B
                 STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)
          For the periods ended December 31, 1996 and September 30, 1997,
                          Except as Noted (Continued)
                            (Dollars in thousands)

                                                                     Value +
                                                                      Growth
                                                                     Division
                                                                       (e)
                                                                    __________
NET ASSETS AT JANUARY 1, 1996                                              --

INCREASE (DECREASE) IN NET ASSETS
  Operations:
  Net investment income (loss)                                             --
  Net realized gain (loss) on investments                                  --
  Net unrealized appreciation (depreciation) of investments                --
                                                                    __________
  Net increase (decrease) in net assets resulting from operations          --

  Changes from principal transactions:
  Purchase payments                                                        --
  Contract distributions and terminations                                  --
  Transfer payments from (to) Fixed Accounts and other Divisions           --
  Addition to (reallocation from) assets retained in the Account
   by Golden American Life Insurance Company                               --
                                                                    __________
  Increase (decrease) in net assets derived from principal
   transactions                                                            --
                                                                    __________
  Total increase (decrease)                                                --
                                                                    __________
NET ASSETS AT DECEMBER 31, 1996                                            --






















                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT B
                 STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)
          For the periods ended December 31, 1996 and September 30, 1997,
                          Except as Noted (Continued)
                            (Dollars in thousands)

                                                                     Value +
                                                                      Growth
                                                                     Division
                                                                       (e)
                                                                    __________
INCREASE (DECREASE) IN NET ASSETS
  Operations:
  Net investment income (loss)                                           ($60)
  Net realized gain (loss) on investments                                 394
  Net unrealized appreciation of investments                              903
                                                                    __________
  Net increase in net assets resulting from operations                  1,237

  Changes from principal transactions:
  Purchase payments                                                     4,522
  Contract distributions and terminations                                (154)
  Transfer payments from (to) Fixed Accounts and other Divisions        7,203
  Addition to (reallocation from) assets retained in the Account
   by Golden American Life Insurance Company                               91
                                                                    __________
  Increase (decrease) in net assets derived from principal
   transactions                                                        11,662
                                                                    __________
  Total increase (decrease)                                            12,899
                                                                    __________
NET ASSETS AT SEPTEMBER 30, 1997                                      $12,899
                                                                    ==========

(a) Commencement of operations, January 3, 1996
(b) Commencement of operations, September 3, 1996
(c) Commencement of operations, September 23, 1996
(d) Commencement of operations, February 3, 1997
(e) Commencement of operations, February 4, 1997
(f) Commencement of operations, August 26, 1997
(g) Commencement of operations, September 18, 1997
(h) Commencement of operations, September 24, 1997












See accompanying notes.
                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT B
                 STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)
          For the periods ended December 31, 1996 and September 30, 1997,
                          Except as Noted (Continued)
                            (Dollars in thousands)

                                                                      Appre-
                                                                     ciation
                                                                     Division
                                                                       (f)
                                                                    __________
NET ASSETS AT JANUARY 1, 1996                                              --

INCREASE (DECREASE) IN NET ASSETS
  Operations:
  Net investment income (loss)                                             --
  Net realized gain (loss) on investments                                  --
  Net unrealized appreciation (depreciation) of investments                --
                                                                    __________
  Net increase (decrease) in net assets resulting from operations          --

  Changes from principal transactions:
  Purchase payments                                                        --
  Contract distributions and terminations                                  --
  Transfer payments from (to) Fixed Accounts and other Divisions           --
  Addition to (reallocation from) assets retained in the Account
   by Golden American Life Insurance Company                               --
                                                                    __________
  Increase (decrease) in net assets derived from principal
   transactions                                                            --
                                                                    __________
  Total increase (decrease)                                                --
                                                                    __________
NET ASSETS AT DECEMBER 31, 1996                                            --






















                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT B
                 STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)
          For the periods ended December 31, 1996 and September 30, 1997,
                          Except as Noted (Continued)
                            (Dollars in thousands)

                                                                      Appre-
                                                                     ciation
                                                                     Division
                                                                       (f)
                                                                    __________
INCREASE (DECREASE) IN NET ASSETS
  Operations:
  Net investment income (loss)                                             --
  Net realized gain (loss) on investments                                  --
  Net unrealized appreciation of investments                               $3
                                                                    __________
  Net increase in net assets resulting from operations                      3

  Changes from principal transactions:
  Purchase payments                                                       114
  Contract distributions and terminations                                  --
  Transfer payments from (to) Fixed Accounts and other Divisions           (2)
  Addition to (reallocation from) assets retained in the Account
   by Golden American Life Insurance Company                               --
                                                                    __________
  Increase (decrease) in net assets derived from principal
   transactions                                                           112
                                                                    __________
  Total increase (decrease)                                               115
                                                                    __________
NET ASSETS AT SEPTEMBER 30, 1997                                         $115
                                                                    ==========

(a) Commencement of operations, January 3, 1996
(b) Commencement of operations, September 3, 1996
(c) Commencement of operations, September 23, 1996
(d) Commencement of operations, February 3, 1997
(e) Commencement of operations, February 4, 1997
(f) Commencement of operations, August 26, 1997
(g) Commencement of operations, September 18, 1997
(h) Commencement of operations, September 24, 1997












See accompanying notes.
                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT B
                 STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)
          For the periods ended December 31, 1996 and September 30, 1997,
                          Except as Noted (Continued)
                            (Dollars in thousands)

                                                                       High
                                                                      Income
                                                                     Division
                                                                       (f)
                                                                    __________
NET ASSETS AT JANUARY 1, 1996                                              --

INCREASE (DECREASE) IN NET ASSETS
  Operations:
  Net investment income (loss)                                             --
  Net realized gain (loss) on investments                                  --
  Net unrealized appreciation (depreciation) of investments                --
                                                                    __________
  Net increase (decrease) in net assets resulting from operations          --

  Changes from principal transactions:
  Purchase payments                                                        --
  Contract distributions and terminations                                  --
  Transfer payments from (to) Fixed Accounts and other Divisions           --
  Addition to (reallocation from) assets retained in the Account
   by Golden American Life Insurance Company                               --
                                                                    __________
  Increase (decrease) in net assets derived from principal
   transactions                                                            --
                                                                    __________
  Total increase (decrease)                                                --
                                                                    __________
NET ASSETS AT DECEMBER 31, 1996                                            --






















                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT B
                 STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)
          For the periods ended December 31, 1996 and September 30, 1997,
                          Except as Noted (Continued)
                            (Dollars in thousands)

                                                                       High
                                                                      Income
                                                                     Division
                                                                       (f)
                                                                    __________
INCREASE (DECREASE) IN NET ASSETS
  Operations:
  Net investment income (loss)                                             --
  Net realized gain (loss) on investments                                  --
  Net unrealized appreciation of investments                               $1
                                                                    __________
  Net increase in net assets resulting from operations                      1

  Changes from principal transactions:
  Purchase payments                                                        68
  Contract distributions and terminations                                  --
  Transfer payments from (to) Fixed Accounts and other Divisions           --
  Addition to (reallocation from) assets retained in the Account
   by Golden American Life Insurance Company                               --
                                                                    __________
  Increase (decrease) in net assets derived from principal
   transactions                                                            68
                                                                    __________
  Total increase (decrease)                                                69
                                                                    __________
NET ASSETS AT SEPTEMBER 30, 1997                                          $69
                                                                    ==========

(a) Commencement of operations, January 3, 1996
(b) Commencement of operations, September 3, 1996
(c) Commencement of operations, September 23, 1996
(d) Commencement of operations, February 3, 1997
(e) Commencement of operations, February 4, 1997
(f) Commencement of operations, August 26, 1997
(g) Commencement of operations, September 18, 1997
(h) Commencement of operations, September 24, 1997












See accompanying notes.
                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT B
                 STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)
          For the periods ended December 31, 1996 and September 30, 1997,
                          Except as Noted (Continued)
                            (Dollars in thousands)

                                                                     Income &
                                                                      Growth
                                                                     Division
                                                                       (f)
                                                                    __________
NET ASSETS AT JANUARY 1, 1996                                              --

INCREASE (DECREASE) IN NET ASSETS
  Operations:
  Net investment income (loss)                                             --
  Net realized gain (loss) on investments                                  --
  Net unrealized appreciation (depreciation) of investments                --
                                                                    __________
  Net increase (decrease) in net assets resulting from operations          --

  Changes from principal transactions:
  Purchase payments                                                        --
  Contract distributions and terminations                                  --
  Transfer payments from (to) Fixed Accounts and other Divisions           --
  Addition to (reallocation from) assets retained in the Account
   by Golden American Life Insurance Company                               --
                                                                    __________
  Increase (decrease) in net assets derived from principal
   transactions                                                            --
                                                                    __________
  Total increase (decrease)                                                --
                                                                    __________
NET ASSETS AT DECEMBER 31, 1996                                            --






















                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT B
                 STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)
          For the periods ended December 31, 1996 and September 30, 1997,
                          Except as Noted (Continued)
                            (Dollars in thousands)

                                                                     Income &
                                                                      Growth
                                                                     Division
                                                                       (f)
                                                                    __________
INCREASE (DECREASE) IN NET ASSETS
  Operations:
  Net investment income (loss)                                             --
  Net realized gain (loss) on investments                                  --
  Net unrealized appreciation of investments                               $1
                                                                    __________
  Net increase in net assets resulting from operations                      1

  Changes from principal transactions:
  Purchase payments                                                        82
  Contract distributions and terminations                                  --
  Transfer payments from (to) Fixed Accounts and other Divisions           --
  Addition to (reallocation from) assets retained in the Account
   by Golden American Life Insurance Company                               --
                                                                    __________
  Increase (decrease) in net assets derived from principal
   transactions                                                            82
                                                                    __________
  Total increase (decrease)                                                83
                                                                    __________
NET ASSETS AT SEPTEMBER 30, 1997                                          $83
                                                                    ==========

(a) Commencement of operations, January 3, 1996
(b) Commencement of operations, September 3, 1996
(c) Commencement of operations, September 23, 1996
(d) Commencement of operations, February 3, 1997
(e) Commencement of operations, February 4, 1997
(f) Commencement of operations, August 26, 1997
(g) Commencement of operations, September 18, 1997
(h) Commencement of operations, September 24, 1997












See accompanying notes.
                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT B
                 STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)
          For the periods ended December 31, 1996 and September 30, 1997,
                          Except as Noted (Continued)
                            (Dollars in thousands)

                                                                      Inter-
                                                                     national
                                                                      Equity
                                                                     Division
                                                                       (g)
                                                                    __________
NET ASSETS AT JANUARY 1, 1996                                              --

INCREASE (DECREASE) IN NET ASSETS
  Operations:
  Net investment income (loss)                                             --
  Net realized gain (loss) on investments                                  --
  Net unrealized appreciation (depreciation) of investments                --
                                                                    __________
  Net increase (decrease) in net assets resulting from operations          --

  Changes from principal transactions:
  Purchase payments                                                        --
  Contract distributions and terminations                                  --
  Transfer payments from (to) Fixed Accounts and other Divisions           --
  Addition to (reallocation from) assets retained in the Account
   by Golden American Life Insurance Company                               --
                                                                    __________
  Increase (decrease) in net assets derived from principal
   transactions                                                            --
                                                                    __________
  Total increase (decrease)                                                --
                                                                    __________
NET ASSETS AT DECEMBER 31, 1996                                            --





















                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT B
                 STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)
          For the periods ended December 31, 1996 and September 30, 1997,
                          Except as Noted (Continued)
                            (Dollars in thousands)

                                                                      Inter-
                                                                     national
                                                                      Equity
                                                                     Division
                                                                       (g)
                                                                    __________
INCREASE (DECREASE) IN NET ASSETS
  Operations:
  Net investment income (loss)                                             --
  Net realized gain (loss) on investments                                  --
  Net unrealized appreciation of investments                               --
                                                                    __________
  Net increase in net assets resulting from operations                     --

  Changes from principal transactions:
  Purchase payments                                                        $8
  Contract distributions and terminations                                  --
  Transfer payments from (to) Fixed Accounts and other Divisions           (2)
  Addition to (reallocation from) assets retained in the Account
   by Golden American Life Insurance Company                               --
                                                                    __________
  Increase (decrease) in net assets derived from principal
   transactions                                                             6
                                                                    __________
  Total increase (decrease)                                                 6
                                                                    __________
NET ASSETS AT SEPTEMBER 30, 1997                                           $6
                                                                    ==========

(a) Commencement of operations, January 3, 1996
(b) Commencement of operations, September 3, 1996
(c) Commencement of operations, September 23, 1996
(d) Commencement of operations, February 3, 1997
(e) Commencement of operations, February 4, 1997
(f) Commencement of operations, August 26, 1997
(g) Commencement of operations, September 18, 1997
(h) Commencement of operations, September 24, 1997











See accompanying notes.
                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT B
                 STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)
          For the periods ended December 31, 1996 and September 30, 1997,
                          Except as Noted (Continued)
                            (Dollars in thousands)

                                                                      Money
                                                                      Market
                                                                     Division
                                                                       (h)
                                                                    __________
NET ASSETS AT JANUARY 1, 1996                                              --

INCREASE (DECREASE) IN NET ASSETS
  Operations:
  Net investment income (loss)                                             --
  Net realized gain (loss) on investments                                  --
  Net unrealized appreciation (depreciation) of investments                --
                                                                    __________
  Net increase (decrease) in net assets resulting from operations          --

  Changes from principal transactions:
  Purchase payments                                                        --
  Contract distributions and terminations                                  --
  Transfer payments from (to) Fixed Accounts and other Divisions           --
  Addition to (reallocation from) assets retained in the Account
   by Golden American Life Insurance Company                               --
                                                                    __________
  Increase (decrease) in net assets derived from principal
   transactions                                                            --
                                                                    __________
  Total increase (decrease)                                                --
                                                                    __________
NET ASSETS AT DECEMBER 31, 1996                                            --






















                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT B
                 STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)
          For the periods ended December 31, 1996 and September 30, 1997,
                          Except as Noted (Continued)
                            (Dollars in thousands)

                                                                      Money
                                                                      Market
                                                                     Division
                                                                       (h)
                                                                    __________
INCREASE (DECREASE) IN NET ASSETS
  Operations:
  Net investment income (loss)                                             --
  Net realized gain (loss) on investments                                  --
  Net unrealized appreciation of investments                               --
                                                                    __________
  Net increase in net assets resulting from operations                     --

  Changes from principal transactions:
  Purchase payments                                                        --
  Contract distributions and terminations                                  --
  Transfer payments from (to) Fixed Accounts and other Divisions          $10
  Addition to (reallocation from) assets retained in the Account
   by Golden American Life Insurance Company                               --
                                                                    __________
  Increase (decrease) in net assets derived from principal
   transactions                                                            10
                                                                    __________
  Total increase (decrease)                                                10
                                                                    __________
NET ASSETS AT SEPTEMBER 30, 1997                                          $10
                                                                    ==========

(a) Commencement of operations, January 3, 1996
(b) Commencement of operations, September 3, 1996
(c) Commencement of operations, September 23, 1996
(d) Commencement of operations, February 3, 1997
(e) Commencement of operations, February 4, 1997
(f) Commencement of operations, August 26, 1997
(g) Commencement of operations, September 18, 1997
(h) Commencement of operations, September 24, 1997












See accompanying notes.
                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT B
                 STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)
          For the periods ended December 31, 1996 and September 30, 1997,
                          Except as Noted (Continued)
                            (Dollars in thousands)

                                                                    Combined
                                                                  ____________
NET ASSETS AT JANUARY 1, 1996                                        $960,878

INCREASE (DECREASE) IN NET ASSETS
  Operations:
  Net investment income (loss)                                         44,388
  Net realized gain (loss) on investments                              21,659
  Net unrealized appreciation (depreciation) of investments            37,651
                                                                  ____________
  Net increase (decrease) in net assets resulting from operations     103,698

  Changes from principal transactions:
  Purchase payments                                                   176,412
  Contract distributions and terminations                            (155,860)
  Transfer payments from (to) Fixed Accounts and other Divisions       98,017
  Addition to (reallocation from) assets retained in the Account
   by Golden American Life Insurance Company                            1,428
                                                                  ____________
  Increase (decrease) in net assets derived from principal
   transactions                                                       119,997
                                                                  ____________
  Total increase (decrease)                                           223,695
                                                                  ____________
NET ASSETS AT DECEMBER 31, 1996                                     1,184,573

























                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT B
                 STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)
          For the periods ended December 31, 1996 and September 30, 1997,
                          Except as Noted (Continued)
                            (Dollars in thousands)

                                                                    Combined
                                                                  ____________
INCREASE (DECREASE) IN NET ASSETS
  Operations:
  Net investment income (loss)                                         (2,129)
  Net realized gain (loss) on investments                              22,831
  Net unrealized appreciation of investments                          187,991
                                                                  ____________
  Net increase in net assets resulting from operations                208,693

  Changes from principal transactions:
  Purchase payments                                                   160,078
  Contract distributions and terminations                            (134,578)
  Transfer payments from (to) Fixed Accounts and other Divisions       82,157
  Addition to (reallocation from) assets retained in the Account
   by Golden American Life Insurance Company                            1,643
                                                                  ____________
  Increase (decrease) in net assets derived from principal
   transactions                                                       109,300
                                                                  ____________
  Total increase (decrease)                                           317,993
                                                                  ____________
NET ASSETS AT SEPTEMBER 30, 1997                                   $1,502,566
                                                                  ============

(a) Commencement of operations, January 3, 1996
(b) Commencement of operations, September 3, 1996
(c) Commencement of operations, September 23, 1996
(d) Commencement of operations, February 3, 1997
(e) Commencement of operations, February 4, 1997
(f) Commencement of operations, August 26, 1997
(g) Commencement of operations, September 18, 1997
(h) Commencement of operations, September 24, 1997















See accompanying notes.
                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                               SEPARATE ACCOUNT B
                    NOTES TO FINANCIAL STATEMENTS (Unaudited)
                               September 30, 1997


NOTE 1 - ORGANIZATION
Separate Account B (the "Account") was established on July 14, 1988, by
Golden American Life Insurance Company ("Golden American"), under Minnesota insurance law to support the operations of variable annuity contracts ("Contracts"). Effective September 30, 1992, Golden American became a wholly-owned subsidiary of BT Variable, Inc. ("BTV"), an indirect wholly-owned subsidiary of Bankers Trust Company. Effective December 30, 1993, Golden American was redomesticated from the State of Minnesota to the State of Delaware. Effective August 13, 1996, Equitable of Iowa Companies ("Equitable of Iowa") acquired all of the outstanding capital stock of BTV. As of August 14, 1996, BT Variable, Inc.'s name was changed to EIC Variable, Inc. On April 30, 1997, EIC Variable Inc. was liquidated and its investments in Golden American were transferred to Equitable of Iowa, while its net assets were transferred to Golden American. These transactions had no effect on the accompanying financial statements. Golden American is primarily engaged in the issuance of variable insurance products and is licensed as a life insurance company in the District of Columbia and all states except New York.

During the nine months ended September 30, 1997, the following changes were made to the various investment divisions of the Account: the name of the Natural Resources division was changed to Hard Assets; the Research, Total Return and Value + Growth divisions commenced operations during February 1997; and under the Granite PrimElite Contracts, the Appreciation, High Income, and Income & Growth divisions commenced operations during August 1997 and the International Equity and Money Market divisions commenced operations during September 1997.

NOTE 2 - BASIS OF PRESENTATION
The accompanying condensed financial statements have been prepared in accordance with generally accepted accounting principles for interim financial information and with the instructions of Article 10 of Regulation S-
X. Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. Operating results for the nine months ended September 30, 1997 are not necessarily indicative of the results that may be expected for the year ended December 31, 1997. For further information, refer to the financial statements and footnotes thereto for the year ended December 31, 1996 Post-Effective Amendment 7 to the Registration Statement (Form N-4, No. 33-59261).













NOTE 3 - NET ASSETS
Net assets at September 30, 1997 consisted of the following:

                                           Limited
                              Liquid      Maturity        Hard         All-
                              Asset         Bond         Assets       Growth
                             Division     Division      Division     Division
                           _____________________________________________________
                                            (Dollars in thousands)
Unit transactions              $41,141       $36,818      $29,567       $59,304
Accumulated net investment
 income (loss)                   5,627        12,102       12,687         7,203
Net unrealized appreciation
 of investments                     --         1,059       10,697        10,751
                           _____________________________________________________
                               $46,768       $49,979      $52,951       $77,258
                           =====================================================

                               Real         Fully       Multiple      Capital
                              Estate       Managed     Allocation  Appreciation
                             Division     Division      Division     Division
                           _____________________________________________________
                                            (Dollars in thousands)
Unit transactions              $41,539      $102,151     $148,999       $94,201
Accumulated net investment
 income (loss)                   9,329        21,633       86,202        33,426
Net unrealized appreciation
 of investments                 20,320        28,421       36,328        53,375
                           _____________________________________________________
                               $71,188      $152,205     $271,529      $181,002
                           =====================================================

                              Rising      Emerging       Market        Value
                            Dividends      Markets      Manager       Equity
                             Division     Division      Division     Division
                           _____________________________________________________
                                            (Dollars in thousands)
Unit transactions             $125,087       $51,113       $2,835       $49,161
Accumulated net investment
 income (loss)                   5,824        (9,813)       1,066         4,325
Net unrealized appreciation
 of investments                 56,625         1,710        2,795        14,984
                           _____________________________________________________
                              $187,536       $43,010       $6,696       $68,470
                           =====================================================





NOTE 3 - NET ASSETS - (CONTINUED)

                            Strategic                   Managed
                              Equity      Small Cap      Global         OTC
                             Division     Division      Division     Division
                           _____________________________________________________
                                            (Dollars in thousands)
Unit transactions              $34,285       $42,681      $90,898       $11,970
Accumulated net investment
 income (loss)                   1,486        (1,330)       1,502           147
Net unrealized appreciation
 of investments                  8,553         8,800       18,475         1,894
                           _____________________________________________________
                               $44,324       $50,151     $110,875       $14,011
                           =====================================================

                             Growth &                    Total       Value +
                              Income      Research       Return       Growth
                             Division     Division      Division     Division
                           _____________________________________________________
                                            (Dollars in thousands)
Unit transactions              $24,151       $18,185      $11,537       $11,662
Accumulated net investment
 income (loss)                     (23)          (13)         (19)          334
Net unrealized appreciation
 of investments                  5,476         1,529          608           903
                           _____________________________________________________
                               $29,604       $19,701      $12,126       $12,899
                           =====================================================

                                                                      Inter-
                              Appre-        High        Income &     national
                             ciation       Income        Growth       Equity
                             Division     Division      Division     Division
                           _____________________________________________________
                                            (Dollars in thousands)
Unit transactions                 $112           $68          $82            $6
Accumulated net investment
 income (loss)                      --            --           --            --
Net unrealized appreciation
 of investments                      3             1            1            --
                           _____________________________________________________
                                  $115           $69          $83            $6
                           =====================================================






NOTE 3 - NET ASSETS - (CONTINUED)

                              Money
                              Market
                             Division     Combined
                           __________________________
                             (Dollars in thousands)
Unit transactions                  $10    $1,027,563
Accumulated net investment
 income (loss)                      --       191,695
Net unrealized appreciation
 of investments                     --       283,308
                           __________________________
                                   $10    $1,502,566
                           ==========================









































NOTE 4 - UNIT VALUES
Accumulation unit value information (which is based on total assets) for units outstanding by contract type as of September 30, 1997 was as follows:


                                                                   Total Unit
              Series                   Units       Unit Value        Value
_______________________________________________________________________________
                                                                 (in thousands)
LIQUID ASSET
 Currently payable annuity products:
  DVA 80                                  4,309         $14.42             $62
  DVA 100                                 4,009          14.17              57
 Contracts in accumulation period:
  DVA 80                                335,909          14.42           4,845
  DVA 100                             1,659,835          14.17          23,525
  DVA Series 100                         50,544          13.74             694
  DVA PLUS - Standard                   238,637          13.88           3,313
  DVA PLUS - Annual Ratchet             163,634          13.70           2,242
  DVA PLUS - 7% Solution                890,721          13.53          12,048
                                                                 ______________
                                                                        46,786

LIMITED MATURITY BOND
 Currently payable annuity products:
  DVA 80                                 18,208          16.50             301
  DVA 100                                20,960          16.22             340
 Contracts in accumulation period:
  DVA 80                                 54,795          16.50             905
  DVA 100                             2,424,421          16.22          39,318
  DVA Series 100                         23,349          15.73             367
  DVA PLUS - Standard                   127,738          15.90           2,031
  DVA PLUS - Annual Ratchet              64,473          15.69           1,012
  DVA PLUS - 7% Solution                369,670          15.49           5,726
                                                                 ______________
                                                                        50,000

HARD ASSETS
 Currently payable annuity products:
  DVA 80                                  2,056          25.10              51
  DVA 100                                14,753          24.67             364
 Contracts in accumulation period:
  DVA 80                                138,811          25.10           3,485
  DVA 100                             1,203,754          24.67          29,695
  DVA Series 100                         42,490          23.92           1,016
  DVA PLUS - Standard                   153,481          24.16           3,709
  DVA PLUS - Annual Ratchet              75,876          23.85           1,810
  DVA PLUS - 7% Solution                545,672          23.54          12,846
                                                                 ______________
                                                                        52,976






NOTE 4 - UNIT VALUES (CONTINUED)


                                                                   Total Unit
              Series                   Units       Unit Value        Value
_______________________________________________________________________________
                                                                 (in thousands)
ALL-GROWTH
 Currently payable annuity products:
  DVA 80                                  3,129         $16.30             $51
  DVA 100                                24,797          16.01             397
 Contracts in accumulation period:
  DVA 80                                115,976          16.30           1,890
  DVA 100                             3,362,889          16.01          53,857
  DVA Series 100                         23,399          15.53             363
  DVA PLUS - Standard                   203,001          15.69           3,185
  DVA PLUS - Annual Ratchet             206,557          15.48           3,198
  DVA PLUS - 7% Solution                939,260          15.28          14,355
                                                                 ______________
                                                                        77,296

REAL ESTATE
 Currently payable annuity products:
  DVA 80                                  5,789          26.50             153
  DVA 100                                30,326          26.04             790
 Contracts in accumulation period:
  DVA 80                                101,689          26.50           2,694
  DVA 100                             1,573,420          26.04          40,967
  DVA Series 100                         23,006          25.25             581
  DVA PLUS - Standard                   156,737          25.50           3,997
  DVA PLUS - Annual Ratchet              99,989          25.17           2,517
  DVA PLUS - 7% Solution                785,489          24.85          19,517
                                                                 ______________
                                                                        71,216

FULLY MANAGED
 Currently payable annuity products:
  DVA 80                                  8,857          20.43             181
  DVA 100                                74,955          20.07           1,504
 Contracts in accumulation period:
  DVA 80                                132,939          20.43           2,716
  DVA 100                             5,200,917          20.07         104,400
  DVA Series 100                         32,027          19.46             623
  DVA PLUS - Standard                   389,036          19.66           7,650
  DVA PLUS - Annual Ratchet             321,404          19.41           6,238
  DVA PLUS - 7% Solution              1,511,903          19.16          28,962
                                                                 ______________
                                                                       152,274








NOTE 4 - UNIT VALUES (CONTINUED)

                                                                   Total Unit
              Series                   Units       Unit Value        Value
_______________________________________________________________________________
                                                                 (in thousands)
MULTIPLE ALLOCATION
 Currently payable annuity products:
  DVA 80                                 27,604         $21.51            $594
  DVA 100                               111,647          21.14           2,360
 Contracts in accumulation period:
  DVA 80                                556,462          21.51          11,971
  DVA 100                            10,222,143          21.14         216,098
  DVA Series 100                         84,949          20.50           1,741
  DVA PLUS - Standard                   335,264          20.71           6,942
  DVA PLUS - Annual Ratchet             213,719          20.44           4,368
  DVA PLUS - 7% Solution              1,367,787          20.17          27,594
                                                                 ______________
                                                                       271,668

CAPITAL APPRECIATION
 Currently payable annuity products:
  DVA 80                                 13,520          22.57             305
  DVA 100                                58,936          22.33           1,316
 Contracts in accumulation period:
  DVA 80                                102,296          22.57           2,309
  DVA 100                             5,854,668          22.33         130,720
  DVA Series 100                         41,472          21.90             908
  DVA PLUS - Standard                   292,317          22.05           6,446
  DVA PLUS - Annual Ratchet             254,370          21.87           5,564
  DVA PLUS - 7% Solution              1,544,433          21.70          33,511
                                                                 ______________
                                                                       181,079

RISING DIVIDENDS
 Currently payable annuity products:
  DVA 80                                  8,912          19.62             175
  DVA 100                                21,432          19.46             417
 Contracts in accumulation period:
  DVA 80                                152,553          19.62           2,993
  DVA 100                             5,085,161          19.46          98,967
  DVA Series 100                         82,887          19.19           1,590
  DVA PLUS - Standard                   690,466          19.29          13,319
  DVA PLUS - Annual Ratchet             662,081          19.18          12,696
  DVA PLUS - 7% Solution              3,014,136          19.06          57,460
                                                                 ______________
                                                                       187,617









NOTE 4 - UNIT VALUES (CONTINUED)


                                                                   Total Unit
              Series                   Units       Unit Value        Value
_______________________________________________________________________________
                                                                 (in thousands)
EMERGING MARKETS
 Currently payable annuity products:
  DVA 80                                  1,472         $10.92             $16
  DVA 100                                20,172          10.83             218
 Contracts in accumulation period:
  DVA 80                                 94,460          10.92           1,032
  DVA 100                             2,384,308          10.83          25,831
  DVA Series 100                         33,866          10.68             362
  DVA PLUS - Standard                   226,830          10.74           2,436
  DVA PLUS - Annual Ratchet             196,144          10.67           2,094
  DVA PLUS - 7% Solution              1,040,626          10.61          11,043
                                                                 ______________
                                                                        43,032

MARKET MANAGER
 Contracts in accumulation period:
  DVA 100                               353,978          19.19           6,794
  DVA PLUS - 7% Solution                  7,958          18.87             150
                                                                 ______________
                                                                         6,944

VALUE EQUITY
 Currently payable annuity products:
  DVA 80                                    484          18.94               9
  DVA 100                                 6,481          18.84             122
 Contracts in accumulation period:
  DVA 80                                 59,110          18.94           1,119
  DVA 100                             1,358,272          18.84          25,585
  DVA Series 100                         22,622          18.66             422
  DVA PLUS - Standard                   334,268          18.73           6,261
  DVA PLUS - Annual Ratchet             377,401          18.66           7,041
  DVA PLUS - 7% Solution              1,503,681          18.58          27,940
                                                                 ______________
                                                                        68,499

STRATEGIC EQUITY
 Currently payable annuity products:
  DVA 100                                34,539          14.16             489
 Contracts in accumulation period:
  DVA 80                                105,145          14.22           1,495
  DVA 100                               817,739          14.16          11,580
  DVA Series 100                         34,914          14.06             491
  DVA PLUS - Standard                   375,317          14.10           5,294
  DVA PLUS - Annual Ratchet             501,552          14.06           7,054
  DVA PLUS - 7% Solution              1,279,275          14.02          17,939
                                                                 ______________
                                                                        44,342


NOTE 4 - UNIT VALUES (CONTINUED)

                                                                   Total Unit
              Series                   Units       Unit Value        Value
_______________________________________________________________________________
                                                                 (in thousands)
SMALL CAP
 Currently payable annuity products:
  DVA 100                                11,664         $13.94            $162
 Contracts in accumulation period:
  DVA 80                                 66,508          13.99             930
  DVA 100                               934,476          13.94          13,030
  DVA Series 100                         37,868          13.86             525
  DVA PLUS - Standard                   361,231          13.88           5,015
  DVA PLUS - Annual Ratchet             409,080          13.85           5,664
  DVA PLUS - 7% Solution              1,799,413          13.81          24,848
                                                                 ______________
                                                                        50,174

MANAGED GLOBAL
 Currently payable annuity products:
  DVA 80                                  5,141          12.84              66
  DVA 100                                27,496          12.72             350
 Contracts in accumulation period:
  DVA 80                                 71,290          12.84             915
  DVA 100                             5,428,322          12.72          69,035
  DVA Series 100                         64,138          12.51             802
  DVA PLUS - Standard                   465,346          12.55           5,841
  DVA PLUS - Annual Ratchet             394,987          12.46           4,921
  DVA PLUS - 7% Solution              2,344,148          12.37          28,993
                                                                 ______________
                                                                       110,923

OTC
 Contracts in accumulation period:
  DVA 80                                  4,401          19.31              85
  DVA 100                               224,329          19.19           4,305
  DVA Series 100                          9,360          18.99             178
  DVA PLUS - Standard                    56,806          19.05           1,082
  DVA PLUS - Annual Ratchet              78,969          18.93           1,495
  DVA PLUS - 7% Solution                362,537          18.88           6,843
  Granite PrimElite - Annual Ratchet      2,351          18.93              45
                                                                 ______________
                                                                        14,033

GROWTH & INCOME
 Contracts in accumulation period:
  DVA 80                                 34,372          16.02             551
  DVA 100                               543,363          15.98           8,680
  DVA Series 100                          7,355          15.89             117
  DVA PLUS - Standard                   263,520          15.92           4,194
  DVA PLUS - Annual Ratchet             189,078          15.88           3,003
  DVA PLUS - 7% Solution                825,065          15.84          13,072
                                                                 ______________
                                                                        29,617

NOTE 4 - UNIT VALUES (CONTINUED)

                                                                   Total Unit
              Series                   Units       Unit Value        Value
_______________________________________________________________________________
                                                                 (in thousands)
RESEARCH
 Contracts in accumulation period:
  DVA 80                                  5,600         $19.59            $110
  DVA 100                               248,631          19.48           4,843
  DVA Series 100                          4,690          19.27              90
  DVA PLUS - Standard                   142,866          19.33           2,762
  DVA PLUS - Annual Ratchet             108,287          19.25           2,085
  DVA PLUS - 7% Solution                508,674          19.16           9,745
  Granite PrimElite - Annual Ratchet      5,726          19.25             110
                                                                 ______________
                                                                        19,745

TOTAL RETURN
 Contracts in accumulation period:
  DVA 80                                  2,060          16.00              33
  DVA 100                               118,800          15.90           1,889
  DVA Series 100                          2,805          15.74              44
  DVA PLUS - Standard                   161,073          15.78           2,543
  DVA PLUS - Annual Ratchet             113,638          15.72           1,786
  DVA PLUS - 7% Solution                371,701          15.64           5,814
  Granite PrimElite - Annual Ratchet      2,721          15.72              43
                                                                 ______________
                                                                        12,152

VALUE + GROWTH
 Contracts in accumulation period:
  DVA 80                                 70,391          15.33           1,079
  DVA 100                               247,883          15.28           3,788
  DVA Series 100                          2,137          15.20              32
  DVA PLUS - Standard                   106,800          15.23           1,626
  DVA PLUS - Annual Ratchet              73,648          15.19           1,119
  DVA PLUS - 7% Solution                347,027          15.16           5,260
                                                                 ______________
                                                                        12,904
















NOTE 4 - UNIT VALUES (CONTINUED)

                                                                   Total Unit
              Series                   Units       Unit Value        Value
_______________________________________________________________________________
                                                                 (in thousands)
APPRECIATION
 Contracts in accumulation period:
  Granite PrimElite - Annual Ratchet      8,385         $13.77            $115
                                                                 ______________
                                                                           115

HIGH INCOME
 Contracts in accumulation period:
  Granite PrimElite - Annual Ratchet      5,107          13.54              69
                                                                 ______________
                                                                            69

INCOME & GROWTH
 Contracts in accumulation period:
  Granite PrimElite - Annual Ratchet      4,781          17.35              83
                                                                 ______________
                                                                            83

INTERNATIONAL EQUITY
 Contracts in accumulation period:
  Granite PrimElite - Annual Ratchet        408          15.09               6
                                                                 ______________
                                                                             6

MONEY MARKET
 Contracts in accumulation period:
  Granite PrimElite - Annual Ratchet        931          10.87              10
                                                                 ______________
                                                                            10





















NOTE 5 - SUBSEQUENT EVENTS
On October 23, 1997, Equitable of Iowa shareholders approved the Agreement and Plan of Merger ("Merger Agreement") dated as of July 7, 1997, between Equitable of Iowa, PFHI Holdings, Inc. ("PFHI"), and ING Groep N.V. ("ING"). On October 24, 1997, PFHI, a Delaware corporation, acquired all of the outstanding capital stock of Equitable of Iowa pursuant to the Merger Agreement. PFHI is a wholly-owned subsidiary of ING, a global financial services holding company based in The Netherlands. Equitable of Iowa, an Iowa corporation, in turn, owns all the outstanding capital stock of Golden American. As a result of the Merger, Equitable of Iowa was merged into PFHI which was simultaneously renamed Equitable of Iowa Companies, Inc.




                                             Financial Statements

                                    Golden American Life Insurance Company
                                              Separate Account B

                                   Periods ended December 31, 1996 and 1995
                                     with Report of Independent Auditors






































                    Golden American Life Insurance Company
                             Separate Account B

                            Financial Statements


                   Periods ended December 31, 1996 and 1995






                                   Contents

Report of Independent Auditors

Audited Financial Statements

Statement of Assets and Liability
Statements of Operations
Statements of Changes in Net Assets
Notes to Financial Statements










































                        Report of Independent Auditors




The Board of Directors
Golden American Life Insurance Company


We have audited the accompanying statement of assets and liability of Separate Account B as of December 31, 1996, and the related statements of operations for the year then ended and the changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Separate Account B at December 31, 1996, and the results of their operations for the year then ended and the changes in their net assets for each of the two years in the period then ended in conformity with generally accepted accounting principles.

                                                    /S/ Ernst & Young LLP

Des Moines, Iowa
February 11, 1997


















                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT B
                       STATEMENT OF ASSETS AND LIABILITY
                              DECEMBER 31, 1996
                           (Dollars in thousands)

                                                                    Combined
                                                                  ____________
ASSETS
 Investments at net asset value:
  The GCG Trust Liquid Asset Series,
   37,489,519 shares (cost - $37,490)                                 $37,490
  The GCG Trust Limited Maturity Bond Series,
   5,211,785 shares (cost - $55,124)                                   54,359
  The GCG Trust Natural Resources Series,
   2,425,733 shares (cost - $39,320)                                   43,324
  The GCG Trust All-Growth Series,
   5,741,919 shares (cost - $75,442)                                   76,885
  The GCG Trust Real Estate Series,
   3,172,940 shares (cost - $39,689)                                   50,704
  The GCG Trust Fully Managed Series,
   9,081,446 shares (cost - $119,671)                                 134,496
  The GCG Trust Multiple Allocation Series,
   21,803,390 shares (cost - $265,203)                                270,579
  The GCG Trust Capital Appreciation Series,
   9,698,486 shares (cost - $123,415)                                 146,059
  The GCG Trust Rising Dividends Series,
   7,820,089 shares (cost - $95,887)                                  123,636
  The GCG Trust Emerging Markets Series,
   3,824,614 shares (cost - $39,720)                                   37,175
  The GCG Trust Market Manager Series,
   422,420 shares (cost - $4,396)                                       5,584
  The GCG Trust Value Equity Series,
   3,080,715 shares (cost - $40,413)                                   42,884
  The GCG Trust Strategic Equity Series,
   2,557,621 shares (cost - $27,198)                                   29,873
  The GCG Trust Small Cap Series,
   2,753,970 shares (cost - $32,401)                                   33,075
  The GCG Trust Managed Global Series,
   7,754,689 shares (cost - $81,891)                                   86,310
  Equi-Select Series Trust OTC Portfolio,
   315,154 shares (cost - $4,481)                                       4,356
  Equi-Select Series Trust Growth & Income Portfolio,
   656,074 shares (cost - $7,989)                                       8,258
                                                                  ____________
     TOTAL INVESTMENTS (cost - $1,089,730)                          1,185,047
  Accrued investment income                                               238
                                                                  ____________
     TOTAL ASSETS                                                   1,185,285







See accompanying notes.
                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT B
                       STATEMENT OF ASSETS AND LIABILITY
                              DECEMBER 31, 1996
                                 (Continued)
                           (Dollars in thousands)

                                                                    Combined
                                                                  ____________
LIABILITY
  Payable to Golden American Life Insurance Company                      $712
                                                                  ____________
     TOTAL NET ASSETS                                              $1,184,573
                                                                  ============
NET ASSETS
  For Variable Annuity Insurance Contracts                         $1,161,168
  Retained in Separate Account B by Golden American
   Life Insurance Company                                              23,405
                                                                  ____________
     TOTAL NET ASSETS                                              $1,184,573
                                                                  ============



































See accompanying notes.
                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT B
                           STATEMENTS OF OPERATIONS
              For the year ended December 31, 1996, Except as Noted
                             (Dollars in thousands)

                                                           Limited
                                                Liquid    Maturity    Natural
                                                Asset       Bond     Resources
                                               Division   Division    Division
                                              __________  _________  __________
INVESTMENT INCOME (LOSS)
 Income:
  Dividends                                      $1,868     $5,950        $146
  Capital gains distributions                        --         --       4,557
                                              __________  _________  __________
 TOTAL INVESTMENT INCOME                          1,868      5,950       4,703

 Expenses:
  Mortality and expense risk and other charges     (405)      (629)       (382)
  Annual administrative charges                     (16)       (21)        (22)
  Minimum death benefit guarantee charges            (8)        (2)         (6)
  Contingent deferred sales charges                  (1)        (2)         (4)
  Other contract charges                             --         (5)         (4)
  Amortization of deferred charges related to:
   Deferred sales load                             (708)      (785)       (370)
   Premium taxes                                     (7)       (12)         (6)
                                              __________  _________  __________
 TOTAL EXPENSES BEFORE WAIVER                    (1,145)    (1,456)       (794)
  Fees waived by Golden American                      7         13           7
                                              __________  _________  __________
 NET EXPENSES                                    (1,138)    (1,443)       (787)
                                              __________  _________  __________
 NET INVESTMENT INCOME (LOSS)                       730      4,507       3,916

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS
 Net realized gain (loss) on investments             --        314       2,353
 Net unrealized appreciation (depreciation)
  of investments                                     --     (3,831)      2,704
                                              __________  _________  __________
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                          $730       $990      $8,973
                                              ==========  =========  ==========












See accompanying notes.
                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT B
                           STATEMENTS OF OPERATIONS
              For the year ended December 31, 1996, Except as Noted
                                  (Continued)
                             (Dollars in thousands)



                                                 All-       Real       Fully
                                                Growth     Estate     Managed
                                               Division   Division    Division
                                              __________  _________  __________
INVESTMENT INCOME (LOSS)
 Income:
  Dividends                                      $1,662     $2,214      $4,716
  Capital gains distributions                       252        840       5,610
                                              __________  _________  __________
 TOTAL INVESTMENT INCOME                          1,914      3,054      10,326

 Expenses:
  Mortality and expense risk and other charges     (955)      (396)     (1,334)
  Annual administrative charges                     (43)       (23)        (69)
  Minimum death benefit guarantee charges            (4)        (2)         (4)
  Contingent deferred sales charges                 (22)        (4)        (36)
  Other contract charges                             (2)        (2)         (4)
  Amortization of deferred charges related to:
   Deferred sales load                           (1,044)      (413)     (1,417)
   Premium taxes                                    (28)        (9)        (37)
                                              __________  _________  __________
 TOTAL EXPENSES BEFORE WAIVER                    (2,098)      (849)     (2,901)
  Fees waived by Golden American                     34          9          38
                                              __________  _________  __________
 NET EXPENSES                                    (2,064)      (840)     (2,863)
                                              __________  _________  __________
 NET INVESTMENT INCOME (LOSS)                      (150)     2,214       7,463

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS
 Net realized gain (loss) on investments          2,112        652       2,245
 Net unrealized appreciation (depreciation)
  of investments                                 (4,894)     8,605       6,614
                                              __________  _________  __________
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                       ($2,932)   $11,471     $16,322
                                              ==========  =========  ==========









See accompanying notes.
                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT B
                           STATEMENTS OF OPERATIONS
              For the year ended December 31, 1996, Except as Noted
                                  (Continued)
                             (Dollars in thousands)

                                                Multiple   Capital
                                               Alloca-    Apprecia-    Rising
                                                 tion       tion     Dividends
                                               Division   Division    Division
                                              __________  _________  __________
INVESTMENT INCOME (LOSS)
 Income:
  Dividends                                     $13,260     $1,532        $970
  Capital gains distributions                    11,463      9,172         822
                                              __________  _________  __________
 TOTAL INVESTMENT INCOME                         24,723     10,704       1,792

 Expenses:
  Mortality and expense risk and other charges   (2,989)    (1,414)     (1,088)
  Annual administrative charges                    (153)       (73)        (62)
  Minimum death benefit guarantee charges           (18)        (2)         (2)
  Contingent deferred sales charges                 (30)       (19)        (30)
  Other contract charges                            (13)        (5)         (8)
  Amortization of deferred charges related to:
   Deferred sales load                           (3,436)    (1,439)     (1,069)
   Premium taxes                                    (62)       (41)        (17)
                                              __________  _________  __________
 TOTAL EXPENSES BEFORE WAIVER                    (6,701)    (2,993)     (2,276)
  Fees waived by Golden American                     69         46          29
                                              __________  _________  __________
 NET EXPENSES                                    (6,632)    (2,947)     (2,247)
                                              __________  _________  __________
 NET INVESTMENT INCOME (LOSS)                    18,091      7,757        (455)

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS
 Net realized gain (loss) on investments          6,043      4,853       4,125
 Net unrealized appreciation (depreciation)
  of investments                                 (7,108)     8,839      12,317
                                              __________  _________  __________
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                       $17,026    $21,449     $15,987
                                              ==========  =========  ==========











See accompanying notes.
                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT B
                           STATEMENTS OF OPERATIONS
              For the year ended December 31, 1996, Except as Noted
                                  (Continued)
                             (Dollars in thousands)

                                               Emerging    Market      Value
                                               Markets     Manager     Equity
                                               Division   Division    Division
                                              __________  _________  __________
INVESTMENT INCOME (LOSS)
 Income:
  Dividends                                          --       $177        $732
  Capital gains distributions                        --        272       1,220
                                              __________  _________  __________
 TOTAL INVESTMENT INCOME                             --        449       1,952

 Expenses:
  Mortality and expense risk and other charges    ($426)        --        (441)
  Annual administrative charges                     (22)        (1)        (21)
  Minimum death benefit guarantee charges            (2)        --          (1)
  Contingent deferred sales charges                 (12)        --         (18)
  Other contract charges                             (2)        --          (4)
  Amortization of deferred charges related to:
   Deferred sales load                             (535)       (53)       (317)
   Premium taxes                                     (7)        --          (3)
                                              __________  _________  __________
 TOTAL EXPENSES BEFORE WAIVER                    (1,006)       (54)       (805)
  Fees waived by Golden American                      8          1          10
                                              __________  _________  __________
 NET EXPENSES                                      (998)       (53)       (795)
                                              __________  _________  __________
 NET INVESTMENT INCOME (LOSS)                      (998)       396       1,157

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS
 Net realized gain (loss) on investments         (2,959)       327       1,290
 Net unrealized appreciation (depreciation)
  of investments                                  5,674        245         601
                                              __________  _________  __________
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                        $1,717       $968      $3,048
                                              ==========  =========  ==========











See accompanying notes.
                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT B
                           STATEMENTS OF OPERATIONS
              For the year ended December 31, 1996, Except as Noted
                                  (Continued)
                             (Dollars in thousands)

                                                                       Managed
                                              Strategic   Small Cap     Global
                                                Equity     Division    Division
                                               Division      (a)         (b)
                                              __________  __________  __________
INVESTMENT INCOME (LOSS)
 Income:
  Dividends                                        $342          --          --
  Capital gains distributions                       328          --        $396
                                              __________  __________  __________
 TOTAL INVESTMENT INCOME                            670          --         396

 Expenses:
  Mortality and expense risk and other charges     (249)      ($222)      ($302)
  Annual administrative charges                     (15)        (21)        (49)
  Minimum death benefit guarantee charges            (2)         (1)         --
  Contingent deferred sales charges                 (19)        (23)         (4)
  Other contract charges                             (2)         (3)         (6)
  Amortization of deferred charges related to:
   Deferred sales load                             (112)       (101)       (386)
   Premium taxes                                     (2)         (1)         (6)
                                              __________  __________  __________
 TOTAL EXPENSES BEFORE WAIVER                      (401)       (372)       (753)
  Fees waived by Golden American                      6           3           7
                                              __________  __________  __________
 NET EXPENSES                                      (395)       (369)       (746)
                                              __________  __________  __________
 NET INVESTMENT INCOME (LOSS)                       275        (369)       (350)

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS
 Net realized gain (loss) on investments            161          25         116
 Net unrealized appreciation (depreciation)
  of investments                                  2,648         674       4,419
                                              __________  __________  __________
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                        $3,084        $330      $4,185
                                              ==========  ==========  ==========

(a) Commencement of operations, January 3, 1996
(b) Commencement of operations, September 3, 1996








See accompanying notes.
                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT B
                           STATEMENTS OF OPERATIONS
              For the year ended December 31, 1996, Except as Noted
                                  (Continued)
                             (Dollars in thousands)

                                                          Growth &
                                                 OTC       Income
                                               Division   Division
                                                 (c)         (c)      Combined
                                              __________  _________  __________
INVESTMENT INCOME (LOSS)
 Income:
  Dividends                                          --        $10     $33,579
  Capital gains distributions                      $218         10      35,160
                                              __________  _________  __________
 TOTAL INVESTMENT INCOME                            218         20      68,739

 Expenses:
  Mortality and expense risk and other charges       (6)       (12)    (11,250)
  Annual administrative charges                      (2)        (4)       (617)
  Minimum death benefit guarantee charges            --         --         (54)
  Contingent deferred sales charges                  (1)        --        (225)
  Other contract charges                             (1)        --         (61)
  Amortization of deferred charges related to:
   Deferred sales load                               (4)        (4)    (12,193)
   Premium taxes                                     --         --        (238)
                                              __________  _________  __________
 TOTAL EXPENSES BEFORE WAIVER                       (14)       (20)    (24,638)
  Fees waived by Golden American                     --         --         287
                                              __________  _________  __________
 NET EXPENSES                                       (14)       (20)    (24,351)
                                              __________  _________  __________
 NET INVESTMENT INCOME (LOSS)                       204         --      44,388

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS
 Net realized gain (loss) on investments              1          1      21,659
 Net unrealized appreciation (depreciation)
  of investments                                   (125)       269      37,651
                                              __________  _________  __________
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                           $80       $270    $103,698
                                              ==========  =========  ==========

(c) Commencement of operations, September 23, 1996









See accompanying notes.
                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT B
                      STATEMENTS OF CHANGES IN NET ASSETS
         For the years ended December 31, 1995 and 1996, Except as Noted
                            (Dollars in thousands)

                                                                      Liquid
                                                                      Asset
                                                                     Division
                                                                    __________
NET ASSETS AT JANUARY 1, 1995                                         $45,366

INCREASE (DECREASE) IN NET ASSETS
  Operations:
  Net investment income (loss)                                          1,059
  Net realized gain (loss) on investments                                  --
  Net unrealized appreciation of investments                               --
                                                                    __________
  Net increase (decrease) in net assets resulting from operations       1,059

  Changes from principal transactions:
  Purchase payments                                                    10,242
  Contract distributions and terminations                             (11,794)
  Transfer payments from (to) Fixed Accounts and other Divisions       (8,292)
  Addition to (reallocation from) assets retained in the Account
   by Golden American Life Insurance Company                              (90)
                                                                    __________
  Increase (decrease) in net assets derived from principal
   transactions                                                        (9,934)
                                                                    __________
  Total increase (decrease)                                            (8,875)
                                                                    __________
NET ASSETS AT DECEMBER 31, 1995                                        36,491























See accompanying notes.
                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT B
                      STATEMENTS OF CHANGES IN NET ASSETS
         For the years ended December 31, 1995 and 1996, Except as Noted
                                 (Continued)
                            (Dollars in thousands)

                                                                      Liquid
                                                                      Asset
                                                                     Division
                                                                    __________
INCREASE (DECREASE) IN NET ASSETS
  Operations:
  Net investment income (loss)                                           $730
  Net realized gain (loss) on investments                                  --
  Net unrealized appreciation (depreciation) of investments                --
                                                                    __________
  Net increase (decrease) in net assets resulting from operations         730

  Changes from principal transactions:
  Purchase payments                                                    14,178
  Contract distributions and terminations                             (15,313)
  Transfer payments from (to) Fixed Accounts and other Divisions        1,242
  Addition to (reallocation from) assets retained in the Account
   by Golden American Life Insurance Company                              148
                                                                    __________
  Increase (decrease) in net assets derived from principal
   transactions                                                           255
                                                                    __________
  Total increase (decrease)                                               985
                                                                    __________
NET ASSETS AT DECEMBER 31, 1996                                       $37,476
                                                                    ==========























See accompanying notes.
                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT B
                      STATEMENTS OF CHANGES IN NET ASSETS
         For the years ended December 31, 1995 and 1996, Except as Noted
                                 (Continued)
                            (Dollars in thousands)

                                                                     Limited
                                                                     Maturity
                                                                       Bond
                                                                     Division
                                                                    __________
NET ASSETS AT JANUARY 1, 1995                                         $71,573

INCREASE (DECREASE) IN NET ASSETS
  Operations:
  Net investment income (loss)                                         (1,721)
  Net realized gain (loss) on investments                                (138)
  Net unrealized appreciation of investments                            7,902
                                                                    __________
  Net increase (decrease) in net assets resulting from operations       6,043

  Changes from principal transactions:
  Purchase payments                                                     7,209
  Contract distributions and terminations                              (9,461)
  Transfer payments from (to) Fixed Accounts and other Divisions       (7,297)
  Addition to (reallocation from) assets retained in the Account
   by Golden American Life Insurance Company                             (230)
                                                                    __________
  Increase (decrease) in net assets derived from principal
   transactions                                                        (9,779)
                                                                    __________
  Total increase (decrease)                                            (3,736)
                                                                    __________
NET ASSETS AT DECEMBER 31, 1995                                        67,837





















See accompanying notes.
                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT B
                      STATEMENTS OF CHANGES IN NET ASSETS
         For the years ended December 31, 1995 and 1996, Except as Noted
                                 (Continued)
                            (Dollars in thousands)

                                                                     Limited
                                                                     Maturity
                                                                       Bond
                                                                     Division
                                                                    __________
INCREASE (DECREASE) IN NET ASSETS
  Operations:
  Net investment income (loss)                                         $4,507
  Net realized gain (loss) on investments                                 314
  Net unrealized appreciation (depreciation) of investments            (3,831)
                                                                    __________
  Net increase (decrease) in net assets resulting from operations         990

  Changes from principal transactions:
  Purchase payments                                                     5,869
  Contract distributions and terminations                              (9,672)
  Transfer payments from (to) Fixed Accounts and other Divisions      (10,189)
  Addition to (reallocation from) assets retained in the Account
   by Golden American Life Insurance Company                             (501)
                                                                    __________
  Increase (decrease) in net assets derived from principal
   transactions                                                       (14,493)
                                                                    __________
  Total increase (decrease)                                           (13,503)
                                                                    __________
NET ASSETS AT DECEMBER 31, 1996                                       $54,334
                                                                    ==========






















See accompanying notes.
                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT B
                      STATEMENTS OF CHANGES IN NET ASSETS
         For the years ended December 31, 1995 and 1996, Except as Noted
                                 (Continued)
                            (Dollars in thousands)

                                                                     Natural
                                                                    Resources
                                                                     Division
                                                                    __________
NET ASSETS AT JANUARY 1, 1995                                         $32,746

INCREASE (DECREASE) IN NET ASSETS
  Operations:
  Net investment income (loss)                                           (112)
  Net realized gain (loss) on investments                               1,545
  Net unrealized appreciation of investments                              495
                                                                    __________
  Net increase (decrease) in net assets resulting from operations       1,928

  Changes from principal transactions:
  Purchase payments                                                     2,021
  Contract distributions and terminations                              (3,402)
  Transfer payments from (to) Fixed Accounts and other Divisions       (6,045)
  Addition to (reallocation from) assets retained in the Account
   by Golden American Life Insurance Company                             (258)
                                                                    __________
  Increase (decrease) in net assets derived from principal
   transactions                                                        (7,684)
                                                                    __________
  Total increase (decrease)                                            (5,756)
                                                                    __________
NET ASSETS AT DECEMBER 31, 1995                                        26,990






















See accompanying notes.
                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT B
                      STATEMENTS OF CHANGES IN NET ASSETS
         For the years ended December 31, 1995 and 1996, Except as Noted
                                 (Continued)
                            (Dollars in thousands)

                                                                     Natural
                                                                    Resources
                                                                     Division
                                                                    __________
INCREASE (DECREASE) IN NET ASSETS
  Operations:
  Net investment income (loss)                                         $3,916
  Net realized gain (loss) on investments                               2,353
  Net unrealized appreciation (depreciation) of investments             2,704
                                                                    __________
  Net increase (decrease) in net assets resulting from operations       8,973

  Changes from principal transactions:
  Purchase payments                                                     6,154
  Contract distributions and terminations                              (4,962)
  Transfer payments from (to) Fixed Accounts and other Divisions        5,904
  Addition to (reallocation from) assets retained in the Account
   by Golden American Life Insurance Company                              242
                                                                    __________
  Increase (decrease) in net assets derived from principal
   transactions                                                         7,338
                                                                    __________
  Total increase (decrease)                                            16,311
                                                                    __________
NET ASSETS AT DECEMBER 31, 1996                                       $43,301
                                                                    ==========























See accompanying notes.
                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT B
                      STATEMENTS OF CHANGES IN NET ASSETS
         For the years ended December 31, 1995 and 1996, Except as Noted
                                 (Continued)
                            (Dollars in thousands)

                                                                    All-Growth
                                                                     Division
                                                                    __________
NET ASSETS AT JANUARY 1, 1995                                         $70,621

INCREASE (DECREASE) IN NET ASSETS
  Operations:
  Net investment income (loss)                                          2,642
  Net realized gain (loss) on investments                               1,011
  Net unrealized appreciation of investments                           10,501
                                                                    __________
  Net increase (decrease) in net assets resulting from operations      14,154

  Changes from principal transactions:
  Purchase payments                                                    11,312
  Contract distributions and terminations                             (10,713)
  Transfer payments from (to) Fixed Accounts and other Divisions        5,721
  Addition to (reallocation from) assets retained in the Account
   by Golden American Life Insurance Company                              861
                                                                    __________
  Increase (decrease) in net assets derived from principal
   transactions                                                         7,181
                                                                    __________
  Total increase (decrease)                                            21,335
                                                                    __________
NET ASSETS AT DECEMBER 31, 1995                                        91,956























See accompanying notes.
                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT B
                      STATEMENTS OF CHANGES IN NET ASSETS
         For the years ended December 31, 1995 and 1996, Except as Noted
                                 (Continued)
                            (Dollars in thousands)

                                                                    All-Growth
                                                                     Division
                                                                    __________
INCREASE (DECREASE) IN NET ASSETS
  Operations:
  Net investment income (loss)                                          ($150)
  Net realized gain (loss) on investments                               2,112
  Net unrealized appreciation (depreciation) of investments            (4,894)
                                                                    __________
  Net increase (decrease) in net assets resulting from operations      (2,932)

  Changes from principal transactions:
  Purchase payments                                                    10,539
  Contract distributions and terminations                             (12,597)
  Transfer payments from (to) Fixed Accounts and other Divisions       (9,493)
  Addition to (reallocation from) assets retained in the Account
   by Golden American Life Insurance Company                             (631)
                                                                    __________
  Increase (decrease) in net assets derived from principal
   transactions                                                       (12,182)
                                                                    __________
  Total increase (decrease)                                           (15,114)
                                                                    __________
NET ASSETS AT DECEMBER 31, 1996                                       $76,842
                                                                    ==========
























See accompanying notes.
                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT B
                      STATEMENTS OF CHANGES IN NET ASSETS
         For the years ended December 31, 1995 and 1996, Except as Noted
                                 (Continued)
                            (Dollars in thousands)

                                                                       Real
                                                                      Estate
                                                                     Division
                                                                    __________
NET ASSETS AT JANUARY 1, 1995                                         $36,934

INCREASE (DECREASE) IN NET ASSETS
  Operations:
  Net investment income (loss)                                            521
  Net realized gain (loss) on investments                                 369
  Net unrealized appreciation of investments                            3,425
                                                                    __________
  Net increase (decrease) in net assets resulting from operations       4,315

  Changes from principal transactions:
  Purchase payments                                                     1,833
  Contract distributions and terminations                              (4,799)
  Transfer payments from (to) Fixed Accounts and other Divisions       (3,325)
  Addition to (reallocation from) assets retained in the Account
   by Golden American Life Insurance Company                             (145)
                                                                    __________
  Increase (decrease) in net assets derived from principal
   transactions                                                        (6,436)
                                                                    __________
  Total increase (decrease)                                            (2,121)
                                                                    __________
NET ASSETS AT DECEMBER 31, 1995                                        34,813






















See accompanying notes.
                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT B
                      STATEMENTS OF CHANGES IN NET ASSETS
         For the years ended December 31, 1995 and 1996, Except as Noted
                                 (Continued)
                            (Dollars in thousands)

                                                                       Real
                                                                      Estate
                                                                     Division
                                                                    __________
INCREASE (DECREASE) IN NET ASSETS
  Operations:
  Net investment income (loss)                                         $2,214
  Net realized gain (loss) on investments                                 652
  Net unrealized appreciation (depreciation) of investments             8,605
                                                                    __________
  Net increase (decrease) in net assets resulting from operations      11,471

  Changes from principal transactions:
  Purchase payments                                                     5,981
  Contract distributions and terminations                              (4,775)
  Transfer payments from (to) Fixed Accounts and other Divisions        3,076
  Addition to (reallocation from) assets retained in the Account
   by Golden American Life Insurance Company                              115
                                                                    __________
  Increase (decrease) in net assets derived from principal
   transactions                                                         4,397
                                                                    __________
  Total increase (decrease)                                            15,868
                                                                    __________
NET ASSETS AT DECEMBER 31, 1996                                       $50,681
                                                                    ==========























See accompanying notes.
                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT B
                      STATEMENTS OF CHANGES IN NET ASSETS
         For the years ended December 31, 1995 and 1996, Except as Noted
                                 (Continued)
                            (Dollars in thousands)

                                                                      Fully
                                                                     Managed
                                                                     Division
                                                                    __________
NET ASSETS AT JANUARY 1, 1995                                         $98,837

INCREASE (DECREASE) IN NET ASSETS
  Operations:
  Net investment income (loss)                                            179
  Net realized gain (loss) on investments                               1,311
  Net unrealized appreciation of investments                           16,314
                                                                    __________
  Net increase (decrease) in net assets resulting from operations      17,804

  Changes from principal transactions:
  Purchase payments                                                     9,654
  Contract distributions and terminations                             (13,651)
  Transfer payments from (to) Fixed Accounts and other Divisions        4,159
  Addition to (reallocation from) assets retained in the Account
   by Golden American Life Insurance Company                              524
                                                                    __________
  Increase (decrease) in net assets derived from principal
   transactions                                                           686
                                                                    __________
  Total increase (decrease)                                            18,490
                                                                    __________
NET ASSETS AT DECEMBER 31, 1995                                       117,327






















See accompanying notes.
                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT B
                      STATEMENTS OF CHANGES IN NET ASSETS
         For the years ended December 31, 1995 and 1996, Except as Noted
                                 (Continued)
                            (Dollars in thousands)

                                                                      Fully
                                                                     Managed
                                                                     Division
                                                                    __________
INCREASE (DECREASE) IN NET ASSETS
  Operations:
  Net investment income (loss)                                         $7,463
  Net realized gain (loss) on investments                               2,245
  Net unrealized appreciation (depreciation) of investments             6,614
                                                                    __________
  Net increase (decrease) in net assets resulting from operations      16,322

  Changes from principal transactions:
  Purchase payments                                                    16,217
  Contract distributions and terminations                             (17,846)
  Transfer payments from (to) Fixed Accounts and other Divisions        2,478
  Addition to (reallocation from) assets retained in the Account
   by Golden American Life Insurance Company                              (67)
                                                                    __________
  Increase (decrease) in net assets derived from principal
   transactions                                                           782
                                                                    __________
  Total increase (decrease)                                            17,104
                                                                    __________
NET ASSETS AT DECEMBER 31, 1996                                      $134,431
                                                                    ==========























See accompanying notes.
                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT B
                      STATEMENTS OF CHANGES IN NET ASSETS
         For the years ended December 31, 1995 and 1996, Except as Noted
                                 (Continued)
                            (Dollars in thousands)

                                                                     Multiple
                                                                    Allocation
                                                                     Division
                                                                    __________
NET ASSETS AT JANUARY 1, 1995                                        $297,508

INCREASE (DECREASE) IN NET ASSETS
  Operations:
  Net investment income (loss)                                         14,068
  Net realized gain (loss) on investments                               4,715
  Net unrealized appreciation of investments                           26,239
                                                                    __________
  Net increase (decrease) in net assets resulting from operations      45,022

  Changes from principal transactions:
  Purchase payments                                                    17,072
  Contract distributions and terminations                             (42,733)
  Transfer payments from (to) Fixed Accounts and other Divisions      (11,292)
  Addition to (reallocation from) assets retained in the Account
   by Golden American Life Insurance Company                              (75)
                                                                    __________
  Increase (decrease) in net assets derived from principal
   transactions                                                       (37,028)
                                                                    __________
  Total increase (decrease)                                             7,994
                                                                    __________
NET ASSETS AT DECEMBER 31, 1995                                       305,502






















See accompanying notes.
                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT B
                      STATEMENTS OF CHANGES IN NET ASSETS
         For the years ended December 31, 1995 and 1996, Except as Noted
                                 (Continued)
                            (Dollars in thousands)

                                                                      Multiple
                                                                     Allocation
                                                                      Division
                                                                     __________
INCREASE (DECREASE) IN NET ASSETS
  Operations:
  Net investment income (loss)                                         $18,091
  Net realized gain (loss) on investments                                6,043
  Net unrealized appreciation (depreciation) of investments             (7,108)
                                                                     __________
  Net increase (decrease) in net assets resulting from operations       17,026

  Changes from principal transactions:
  Purchase payments                                                     16,631
  Contract distributions and terminations                              (44,014)
  Transfer payments from (to) Fixed Accounts and other Divisions       (23,461)
  Addition to (reallocation from) assets retained in the Account
   by Golden American Life Insurance Company                            (1,257)
                                                                     __________
  Increase (decrease) in net assets derived from principal
   transactions                                                        (52,101)
                                                                     __________
  Total increase (decrease)                                            (35,075)
                                                                     __________
NET ASSETS AT DECEMBER 31, 1996                                       $270,427
                                                                     ==========























See accompanying notes.
                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT B
                      STATEMENTS OF CHANGES IN NET ASSETS
         For the years ended December 31, 1995 and 1996, Except as Noted
                                 (Continued)
                            (Dollars in thousands)

                                                                    Capital
                                                                  Appreciation
                                                                    Division
                                                                  ____________
NET ASSETS AT JANUARY 1, 1995                                         $88,346

INCREASE (DECREASE) IN NET ASSETS
  Operations:
  Net investment income (loss)                                          7,594
  Net realized gain (loss) on investments                               2,221
  Net unrealized appreciation of investments                           14,531
                                                                  ____________
  Net increase (decrease) in net assets resulting from operations      24,346

  Changes from principal transactions:
  Purchase payments                                                     8,831
  Contract distributions and terminations                             (13,163)
  Transfer payments from (to) Fixed Accounts and other Divisions       11,592
  Addition to (reallocation from) assets retained in the Account
   by Golden American Life Insurance Company                            1,097
                                                                  ____________
  Increase (decrease) in net assets derived from principal
   transactions                                                         8,357
                                                                  ____________
  Total increase (decrease)                                            32,703
                                                                  ____________
NET ASSETS AT DECEMBER 31, 1995                                       121,049






















See accompanying notes.
                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT B
                      STATEMENTS OF CHANGES IN NET ASSETS
         For the years ended December 31, 1995 and 1996, Except as Noted
                                 (Continued)
                            (Dollars in thousands)

                                                                    Capital
                                                                  Appreciation
                                                                    Division
                                                                  ____________
INCREASE (DECREASE) IN NET ASSETS
  Operations:
  Net investment income (loss)                                         $7,757
  Net realized gain (loss) on investments                               4,853
  Net unrealized appreciation (depreciation) of investments             8,839
                                                                  ____________
  Net increase (decrease) in net assets resulting from operations      21,449

  Changes from principal transactions:
  Purchase payments                                                    16,081
  Contract distributions and terminations                             (16,095)
  Transfer payments from (to) Fixed Accounts and other Divisions        3,299
  Addition to (reallocation from) assets retained in the Account
   by Golden American Life Insurance Company                              206
                                                                  ____________
  Increase (decrease) in net assets derived from principal
   transactions                                                         3,491
                                                                  ____________
  Total increase (decrease)                                            24,940
                                                                  ____________
NET ASSETS AT DECEMBER 31, 1996                                      $145,989
                                                                  ============























See accompanying notes.
                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT B
                      STATEMENTS OF CHANGES IN NET ASSETS
         For the years ended December 31, 1995 and 1996, Except as Noted
                                 (Continued)
                            (Dollars in thousands)

                                                                      Rising
                                                                    Dividends
                                                                     Division
                                                                    __________
NET ASSETS AT JANUARY 1, 1995                                         $50,385

INCREASE (DECREASE) IN NET ASSETS
  Operations:
  Net investment income (loss)                                         (1,130)
  Net realized gain (loss) on investments                                 776
  Net unrealized appreciation of investments                           16,037
                                                                    __________
  Net increase (decrease) in net assets resulting from operations      15,683

  Changes from principal transactions:
  Purchase payments                                                    11,422
  Contract distributions and terminations                              (9,800)
  Transfer payments from (to) Fixed Accounts and other Divisions       11,423
  Addition to (reallocation from) assets retained in the Account
   by Golden American Life Insurance Company                            1,229
                                                                    __________
  Increase (decrease) in net assets derived from principal
   transactions                                                        14,274
                                                                    __________
  Total increase (decrease)                                            29,957
                                                                    __________
NET ASSETS AT DECEMBER 31, 1995                                        80,342






















See accompanying notes.
                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT B
                      STATEMENTS OF CHANGES IN NET ASSETS
         For the years ended December 31, 1995 and 1996, Except as Noted
                                 (Continued)
                            (Dollars in thousands)

                                                                      Rising
                                                                    Dividends
                                                                     Division
                                                                    __________
INCREASE (DECREASE) IN NET ASSETS
  Operations:
  Net investment income (loss)                                          ($455)
  Net realized gain (loss) on investments                               4,125
  Net unrealized appreciation (depreciation) of investments            12,317
                                                                    __________
  Net increase (decrease) in net assets resulting from operations      15,987

  Changes from principal transactions:
  Purchase payments                                                    25,572
  Contract distributions and terminations                             (12,639)
  Transfer payments from (to) Fixed Accounts and other Divisions       13,857
  Addition to (reallocation from) assets retained in the Account
   by Golden American Life Insurance Company                              454
                                                                    __________
  Increase (decrease) in net assets derived from principal
   transactions                                                        27,244
                                                                    __________
  Total increase (decrease)                                            43,231
                                                                    __________
NET ASSETS AT DECEMBER 31, 1996                                      $123,573
                                                                    ==========























See accompanying notes.
                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT B
                      STATEMENTS OF CHANGES IN NET ASSETS
         For the years ended December 31, 1995 and 1996, Except as Noted
                                 (Continued)
                            (Dollars in thousands)

                                                                     Emerging
                                                                     Markets
                                                                     Division
                                                                    __________
NET ASSETS AT JANUARY 1, 1995                                         $59,746

INCREASE (DECREASE) IN NET ASSETS
  Operations:
  Net investment income (loss)                                         (1,137)
  Net realized gain (loss) on investments                              (7,448)
  Net unrealized appreciation of investments                            1,603
                                                                    __________
  Net increase (decrease) in net assets resulting from operations      (6,982)

  Changes from principal transactions:
  Purchase payments                                                     7,739
  Contract distributions and terminations                              (7,740)
  Transfer payments from (to) Fixed Accounts and other Divisions      (14,939)
  Addition to (reallocation from) assets retained in the Account
   by Golden American Life Insurance Company                             (937)
                                                                    __________
  Increase (decrease) in net assets derived from principal
   transactions                                                       (15,877)
                                                                    __________
  Total increase (decrease)                                           (22,859)
                                                                    __________
NET ASSETS AT DECEMBER 31, 1995                                        36,887






















See accompanying notes.
                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT B
                      STATEMENTS OF CHANGES IN NET ASSETS
         For the years ended December 31, 1995 and 1996, Except as Noted
                                 (Continued)
                            (Dollars in thousands)

                                                                     Emerging
                                                                     Markets
                                                                     Division
                                                                    __________
INCREASE (DECREASE) IN NET ASSETS
  Operations:
  Net investment income (loss)                                          ($998)
  Net realized gain (loss) on investments                              (2,959)
  Net unrealized appreciation (depreciation) of investments             5,674
                                                                    __________
  Net increase (decrease) in net assets resulting from operations       1,717

  Changes from principal transactions:
  Purchase payments                                                     6,432
  Contract distributions and terminations                              (6,450)
  Transfer payments from (to) Fixed Accounts and other Divisions       (1,273)
  Addition to (reallocation from) assets retained in the Account
   by Golden American Life Insurance Company                             (160)
                                                                    __________
  Increase (decrease) in net assets derived from principal
   transactions                                                        (1,451)
                                                                    __________
  Total increase (decrease)                                               266
                                                                    __________
NET ASSETS AT DECEMBER 31, 1996                                       $37,153
                                                                    ==========























See accompanying notes.
                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT B
                      STATEMENTS OF CHANGES IN NET ASSETS
         For the years ended December 31, 1995 and 1996, Except as Noted
                                 (Continued)
                            (Dollars in thousands)

                                                                      Market
                                                                     Manager
                                                                     Division
                                                                    __________
NET ASSETS AT JANUARY 1, 1995                                          $2,752

INCREASE (DECREASE) IN NET ASSETS
  Operations:
  Net investment income (loss)                                            144
  Net realized gain (loss) on investments                                  29
  Net unrealized appreciation of investments                              944
                                                                    __________
  Net increase (decrease) in net assets resulting from operations       1,117

  Changes from principal transactions:
  Purchase payments                                                     2,140
  Contract distributions and terminations                                (767)
  Transfer payments from (to) Fixed Accounts and other Divisions         (208)
  Addition to (reallocation from) assets retained in the Account
   by Golden American Life Insurance Company                              172
                                                                    __________
  Increase (decrease) in net assets derived from principal
   transactions                                                         1,337
                                                                    __________
  Total increase (decrease)                                             2,454
                                                                    __________
NET ASSETS AT DECEMBER 31, 1995                                         5,206






















See accompanying notes.
                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT B
                      STATEMENTS OF CHANGES IN NET ASSETS
         For the years ended December 31, 1995 and 1996, Except as Noted
                                 (Continued)
                            (Dollars in thousands)

                                                                      Market
                                                                     Manager
                                                                     Division
                                                                    __________
INCREASE (DECREASE) IN NET ASSETS
  Operations:
  Net investment income (loss)                                           $396
  Net realized gain (loss) on investments                                 327
  Net unrealized appreciation (depreciation) of investments               245
                                                                    __________
  Net increase (decrease) in net assets resulting from operations         968

  Changes from principal transactions:
  Purchase payments                                                      (111)
  Contract distributions and terminations                                (383)
  Transfer payments from (to) Fixed Accounts and other Divisions         (187)
  Addition to (reallocation from) assets retained in the Account
   by Golden American Life Insurance Company                              (14)
                                                                    __________
  Increase (decrease) in net assets derived from principal
   transactions                                                          (695)
                                                                    __________
  Total increase (decrease)                                               273
                                                                    __________
NET ASSETS AT DECEMBER 31, 1996                                        $5,479
                                                                    ==========























See accompanying notes.
                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT B
                      STATEMENTS OF CHANGES IN NET ASSETS
         For the years ended December 31, 1995 and 1996, Except as Noted
                                 (Continued)
                            (Dollars in thousands)

                                                                      Value
                                                                      Equity
                                                                     Division
                                                                       (a)
                                                                    __________
NET ASSETS AT JANUARY 1, 1995                                              --

INCREASE (DECREASE) IN NET ASSETS
  Operations:
  Net investment income (loss)                                           $478
  Net realized gain (loss) on investments                                 687
  Net unrealized appreciation of investments                            1,870
                                                                    __________
  Net increase (decrease) in net assets resulting from operations       3,035

  Changes from principal transactions:
  Purchase payments                                                     8,619
  Contract distributions and terminations                                (776)
  Transfer payments from (to) Fixed Accounts and other Divisions       16,429
  Addition to (reallocation from) assets retained in the Account
   by Golden American Life Insurance Company                            1,140
                                                                    __________
  Increase (decrease) in net assets derived from principal
   transactions                                                        25,412
                                                                    __________
  Total increase (decrease)                                            28,447
                                                                    __________
NET ASSETS AT DECEMBER 31, 1995                                        28,447

(a) Commencement of operations, January 10, 1995


















See accompanying notes.
                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT B
                      STATEMENTS OF CHANGES IN NET ASSETS
         For the years ended December 31, 1995 and 1996, Except as Noted
                                 (Continued)
                            (Dollars in thousands)

                                                                      Value
                                                                      Equity
                                                                     Division
                                                                       (a)
                                                                    __________
INCREASE (DECREASE) IN NET ASSETS
  Operations:
  Net investment income (loss)                                         $1,157
  Net realized gain (loss) on investments                               1,290
  Net unrealized appreciation (depreciation) of investments               601
                                                                    __________
  Net increase (decrease) in net assets resulting from operations       3,048

  Changes from principal transactions:
  Purchase payments                                                    15,780
  Contract distributions and terminations                              (3,990)
  Transfer payments from (to) Fixed Accounts and other Divisions         (376)
  Addition to (reallocation from) assets retained in the Account
   by Golden American Life Insurance Company                              (48)
                                                                    __________
  Increase (decrease) in net assets derived from principal
   transactions                                                        11,366
                                                                    __________
  Total increase (decrease)                                            14,414
                                                                    __________
NET ASSETS AT DECEMBER 31, 1996                                       $42,861
                                                                    ==========

(a) Commencement of operations, January 10, 1995




















See accompanying notes.
                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT B
                      STATEMENTS OF CHANGES IN NET ASSETS
         For the years ended December 31, 1995 and 1996, Except as Noted
                                 (Continued)
                            (Dollars in thousands)

                                                                    Strategic
                                                                      Equity
                                                                     Division
                                                                       (b)
                                                                    __________
NET ASSETS AT JANUARY 1, 1995                                              --

INCREASE (DECREASE) IN NET ASSETS
  Operations:
  Net investment income (loss)                                            ($8)
  Net realized gain (loss) on investments                                  (1)
  Net unrealized appreciation of investments                               28
                                                                    __________
  Net increase (decrease) in net assets resulting from operations          19

  Changes from principal transactions:
  Purchase payments                                                     3,211
  Contract distributions and terminations                                (172)
  Transfer payments from (to) Fixed Accounts and other Divisions        4,796
  Addition to (reallocation from) assets retained in the Account
   by Golden American Life Insurance Company                              177
                                                                    __________
  Increase (decrease) in net assets derived from principal
   transactions                                                         8,012
                                                                    __________
  Total increase (decrease)                                             8,031
                                                                    __________
NET ASSETS AT DECEMBER 31, 1995                                         8,031

(b) Commencement of operations, October 3, 1995


















See accompanying notes.
                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT B
                      STATEMENTS OF CHANGES IN NET ASSETS
         For the years ended December 31, 1995 and 1996, Except as Noted
                                 (Continued)
                            (Dollars in thousands)

                                                                    Strategic
                                                                      Equity
                                                                     Division
                                                                       (b)
                                                                    __________
INCREASE (DECREASE) IN NET ASSETS
  Operations:
  Net investment income (loss)                                           $275
  Net realized gain (loss) on investments                                 161
  Net unrealized appreciation (depreciation) of investments             2,648
                                                                    __________
  Net increase (decrease) in net assets resulting from operations       3,084

  Changes from principal transactions:
  Purchase payments                                                    12,046
  Contract distributions and terminations                              (1,671)
  Transfer payments from (to) Fixed Accounts and other Divisions        8,149
  Addition to (reallocation from) assets retained in the Account
   by Golden American Life Insurance Company                              219
                                                                    __________
  Increase (decrease) in net assets derived from principal
   transactions                                                        18,743
                                                                    __________
  Total increase (decrease)                                            21,827
                                                                    __________
NET ASSETS AT DECEMBER 31, 1996                                       $29,858
                                                                    ==========

(b) Commencement of operations, October 3, 1995




















See accompanying notes.
                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT B
                      STATEMENTS OF CHANGES IN NET ASSETS
         For the years ended December 31, 1995 and 1996, Except as Noted
                                 (Continued)
                            (Dollars in thousands)

                                                                    Small Cap
                                                                     Division
                                                                       (c)
                                                                    __________
NET ASSETS AT JANUARY 1, 1995                                              --

INCREASE (DECREASE) IN NET ASSETS
  Operations:
  Net investment income (loss)                                             --
  Net realized gain (loss) on investments                                  --
  Net unrealized appreciation of investments                               --
                                                                    __________
  Net increase (decrease) in net assets resulting from operations          --

  Changes from principal transactions:
  Purchase payments                                                        --
  Contract distributions and terminations                                  --
  Transfer payments from (to) Fixed Accounts and other Divisions           --
  Addition to (reallocation from) assets retained in the Account
   by Golden American Life Insurance Company                               --
                                                                    __________
  Increase (decrease) in net assets derived from principal
   transactions                                                            --
                                                                    __________
  Total increase (decrease)                                                --
                                                                    __________
NET ASSETS AT DECEMBER 31, 1995                                            --

(c) Commencement of operations, January 3, 1996



















See accompanying notes.
                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT B
                      STATEMENTS OF CHANGES IN NET ASSETS
         For the years ended December 31, 1995 and 1996, Except as Noted
                                 (Continued)
                            (Dollars in thousands)

                                                                    Small Cap
                                                                     Division
                                                                       (c)
                                                                    __________
INCREASE (DECREASE) IN NET ASSETS
  Operations:
  Net investment income (loss)                                          ($369)
  Net realized gain (loss) on investments                                  25
  Net unrealized appreciation (depreciation) of investments               674
                                                                    __________
  Net increase (decrease) in net assets resulting from operations         330

  Changes from principal transactions:
  Purchase payments                                                    17,552
  Contract distributions and terminations                              (1,530)
  Transfer payments from (to) Fixed Accounts and other Divisions       16,293
  Addition to (reallocation from) assets retained in the Account
   by Golden American Life Insurance Company                              411
                                                                    __________
  Increase (decrease) in net assets derived from principal
   transactions                                                        32,726
                                                                    __________
  Total increase (decrease)                                            33,056
                                                                    __________
NET ASSETS AT DECEMBER 31, 1996                                       $33,056
                                                                    ==========

(c) Commencement of operations, January 3, 1996





















See accompanying notes.
                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT B
                      STATEMENTS OF CHANGES IN NET ASSETS
         For the years ended December 31, 1995 and 1996, Except as Noted
                                 (Continued)
                            (Dollars in thousands)

                                                                     Managed
                                                                      Global
                                                                     Division
                                                                       (d)
                                                                    __________
NET ASSETS AT JANUARY 1, 1995                                              --

INCREASE (DECREASE) IN NET ASSETS
  Operations:
  Net investment income (loss)                                             --
  Net realized gain (loss) on investments                                  --
  Net unrealized appreciation of investments                               --
                                                                    __________
  Net increase (decrease) in net assets resulting from operations          --

  Changes from principal transactions:
  Purchase payments                                                        --
  Contract distributions and terminations                                  --
  Transfer payments from (to) Fixed Accounts and other Divisions           --
  Addition to (reallocation from) assets retained in the Account
   by Golden American Life Insurance Company                               --
                                                                    __________
  Increase (decrease) in net assets derived from principal
   transactions                                                            --
                                                                    __________
  Total increase (decrease)                                                --
                                                                    __________
NET ASSETS AT DECEMBER 31, 1995                                            --

(d) Commencement of operations, September 3, 1996


















See accompanying notes.
                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT B
                      STATEMENTS OF CHANGES IN NET ASSETS
         For the years ended December 31, 1995 and 1996, Except as Noted
                                 (Continued)
                            (Dollars in thousands)

                                                                     Managed
                                                                      Global
                                                                     Division
                                                                       (d)
                                                                    __________
INCREASE (DECREASE) IN NET ASSETS
  Operations:
  Net investment income (loss)                                          ($350)
  Net realized gain (loss) on investments                                 116
  Net unrealized appreciation (depreciation) of investments             4,419
                                                                    __________
  Net increase (decrease) in net assets resulting from operations       4,185

  Changes from principal transactions:
  Purchase payments                                                     3,524
  Contract distributions and terminations                              (3,844)
  Transfer payments from (to) Fixed Accounts and other Divisions       80,286
  Addition to (reallocation from) assets retained in the Account
   by Golden American Life Insurance Company                            2,115
                                                                    __________
  Increase (decrease) in net assets derived from principal
   transactions                                                        82,081
                                                                    __________
  Total increase (decrease)                                            86,266
                                                                    __________
NET ASSETS AT DECEMBER 31, 1996                                       $86,266
                                                                    ==========

(d) Commencement of operations, September 3, 1996




















See accompanying notes.
                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT B
                      STATEMENTS OF CHANGES IN NET ASSETS
         For the years ended December 31, 1995 and 1996, Except as Noted
                                 (Continued)
                            (Dollars in thousands)

                                                                       OTC
                                                                     Division
                                                                       (e)
                                                                    __________
NET ASSETS AT JANUARY 1, 1995                                              --

INCREASE (DECREASE) IN NET ASSETS
  Operations:
  Net investment income (loss)                                             --
  Net realized gain (loss) on investments                                  --
  Net unrealized appreciation of investments                               --
                                                                    __________
  Net increase (decrease) in net assets resulting from operations          --
                                                                    __________
  Changes from principal transactions:
  Purchase payments                                                        --
  Contract distributions and terminations                                  --
  Transfer payments from (to) Fixed Accounts and other Divisions           --
  Addition to (reallocation from) assets retained in the Account
   by Golden American Life Insurance Company                               --
                                                                    __________
  Increase (decrease) in net assets derived from principal
   transactions                                                            --
                                                                    __________
  Total increase (decrease)                                                --
                                                                    __________
NET ASSETS AT DECEMBER 31, 1995                                            --

(e) Commencement of operations, September 23, 1996



















See accompanying notes.
                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT B
                      STATEMENTS OF CHANGES IN NET ASSETS
         For the years ended December 31, 1995 and 1996, Except as Noted
                                 (Continued)
                            (Dollars in thousands)

                                                                       OTC
                                                                     Division
                                                                       (e)
                                                                    __________
INCREASE (DECREASE) IN NET ASSETS
  Operations:
  Net investment income (loss)                                           $204
  Net realized gain (loss) on investments                                   1
  Net unrealized appreciation (depreciation) of investments              (125)
                                                                    __________
  Net increase (decrease) in net assets resulting from operations          80

  Changes from principal transactions:
  Purchase payments                                                     1,207
  Contract distributions and terminations                                 (36)
  Transfer payments from (to) Fixed Accounts and other Divisions        3,248
  Addition to (reallocation from) assets retained in the Account
   by Golden American Life Insurance Company                               72
                                                                    __________
  Increase (decrease) in net assets derived from principal
   transactions                                                         4,491
                                                                    __________
  Total increase (decrease)                                             4,571
                                                                    __________
NET ASSETS AT DECEMBER 31, 1996                                        $4,571
                                                                    ==========

(e) Commencement of operations, September 23, 1996





















See accompanying notes.
                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT B
                      STATEMENTS OF CHANGES IN NET ASSETS
         For the years ended December 31, 1995 and 1996, Except as Noted
                                 (Continued)
                            (Dollars in thousands)

                                                                     Growth &
                                                                      Income
                                                                     Division
                                                                       (e)
                                                                    __________
NET ASSETS AT JANUARY 1, 1995                                              --

INCREASE (DECREASE) IN NET ASSETS
  Operations:
  Net investment income (loss)                                             --
  Net realized gain (loss) on investments                                  --
  Net unrealized appreciation of investments                               --
                                                                    __________
  Net increase (decrease) in net assets resulting from operations          --

  Changes from principal transactions:
  Purchase payments                                                        --
  Contract distributions and terminations                                  --
  Transfer payments from (to) Fixed Accounts and other Divisions           --
  Addition to (reallocation from) assets retained in the Account
   by Golden American Life Insurance Company                               --
                                                                    __________
  Increase (decrease) in net assets derived from principal
   transactions                                                            --
                                                                    __________
  Total increase (decrease)                                                --
                                                                    __________
NET ASSETS AT DECEMBER 31, 1995                                            --

(e) Commencement of operations, September 23, 1996


















See accompanying notes.
                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT B
                      STATEMENTS OF CHANGES IN NET ASSETS
         For the years ended December 31, 1995 and 1996, Except as Noted
                                 (Continued)
                            (Dollars in thousands)

                                                                     Growth &
                                                                      Income
                                                                     Division
                                                                       (e)
                                                                    __________
INCREASE (DECREASE) IN NET ASSETS
  Operations:
  Net investment income (loss)                                             --
  Net realized gain (loss) on investments                                  $1
  Net unrealized appreciation (depreciation) of investments               269
                                                                    __________
  Net increase (decrease) in net assets resulting from operations         270

  Changes from principal transactions:
  Purchase payments                                                     2,760
  Contract distributions and terminations                                 (43)
  Transfer payments from (to) Fixed Accounts and other Divisions        5,164
  Addition to (reallocation from) assets retained in the Account
   by Golden American Life Insurance Company                              124
                                                                    __________
  Increase (decrease) in net assets derived from principal
   transactions                                                         8,005
                                                                    __________
  Total increase (decrease)                                             8,275
                                                                    __________
NET ASSETS AT DECEMBER 31, 1996                                        $8,275
                                                                    ==========

(e) Commencement of operations, September 23, 1996




















See accompanying notes.
                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT B
                      STATEMENTS OF CHANGES IN NET ASSETS
         For the years ended December 31, 1995 and 1996, Except as Noted
                                 (Continued)
                            (Dollars in thousands)

                                                                     Combined
                                                                    __________
NET ASSETS AT JANUARY 1, 1995                                        $854,814

INCREASE (DECREASE) IN NET ASSETS
  Operations:
  Net investment income (loss)                                         22,577
  Net realized gain (loss) on investments                               5,077
  Net unrealized appreciation of investments                           99,889
                                                                    __________
  Net increase (decrease) in net assets resulting from operations     127,543

  Changes from principal transactions:
  Purchase payments                                                   101,305
  Contract distributions and terminations                            (128,971)
  Transfer payments from (to) Fixed Accounts and other Divisions        2,722
  Addition to (reallocation from) assets retained in the Account
   by Golden American Life Insurance Company                            3,465
                                                                    __________
  Increase (decrease) in net assets derived from principal
   transactions                                                       (21,479)
                                                                    __________
  Total increase (decrease)                                           106,064
                                                                    __________
NET ASSETS AT DECEMBER 31, 1995                                       960,878
























See accompanying notes.
                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT B
                      STATEMENTS OF CHANGES IN NET ASSETS
         For the years ended December 31, 1995 and 1996, Except as Noted
                                 (Continued)
                            (Dollars in thousands)

                                                                    Combined
                                                                   ___________
INCREASE (DECREASE) IN NET ASSETS
  Operations:
  Net investment income (loss)                                        $44,388
  Net realized gain (loss) on investments                              21,659
  Net unrealized appreciation (depreciation) of investments            37,651
                                                                   ___________
  Net increase (decrease) in net assets resulting from operations     103,698

  Changes from principal transactions:
  Purchase payments                                                   176,412
  Contract distributions and terminations                            (155,860)
  Transfer payments from (to) Fixed Accounts and other Divisions       98,017
  Addition to (reallocation from) assets retained in the Account
   by Golden American Life Insurance Company                            1,428
                                                                   ___________
  Increase (decrease) in net assets derived from principal
   transactions                                                       119,997
                                                                   ___________
  Total increase (decrease)                                           223,695
                                                                   ___________
NET ASSETS AT DECEMBER 31, 1996                                    $1,184,573
                                                                   ===========

























See accompanying notes.
                    GOLDEN AMERICAN LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT B
                        NOTES TO FINANCIAL STATEMENTS
                              December 31, 1996


NOTE 1 - ORGANIZATION
Separate Account B (the "Account") was established on June 14, 1988, by Golden American Life Insurance Company ("Golden American"), under Minnesota insurance law to support the operations of variable annuity contracts ("Contracts"). Effective September 30, 1992, Golden American became a wholly-owned subsidiary of BT Variable, Inc. ("BTV"), an indirect wholly-owned subsidiary of Bankers Trust Company. Effective December 30, 1993, Golden American was redomesticated from the State of Minnesota to the State of Delaware. Effective August 13, 1996, Equitable of Iowa Companies acquired all of the outstanding capital stock of BTV. As of August 14, 1996, BT Variable, Inc.'s name was changed to EIC Variable, Inc. These transactions had no effect on the accompanying financial statements. Golden American is primarily engaged in the issuance of variable insurance products and is licensed as a life insurance company in the District of Columbia and all states except New York.

Operations of the Account commenced on January 25, 1989. The Account is registered as a unit investment trust with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. Golden American provides for variable accumulation and benefits under the contracts by crediting annuity considerations to one or more divisions within the Account or to the Golden American Guaranteed Interest Division, the Golden American Fixed Interest Division and the Fixed Separate Account, which are not part of the Account, as directed by the Contractowners. The portion of the Account's assets applicable to Contracts will not be chargeable with liabilities arising out of any other business Golden American may conduct, but obligations of the Account, including the promise to make benefit payments, are obligations of Golden American. The assets and liabilities of the Account are clearly identified and distinguished from the other assets and liabilities of Golden American.

At December 31, 1996, the Account had, under GoldenSelect Contracts, seventeen investment divisions: the Liquid Asset, the Limited Maturity Bond, the Natural Resources, the All-Growth, the Real Estate, the Fully Managed, the Multiple Allocation, the Capital Appreciation, the Rising Dividends, the Emerging Markets, the Market Manager, the Value Equity (commenced operations January,
1995), the Strategic Equity (commenced operations October, 1995), the Small Cap (commenced operations January, 1996), the Managed Global and the OTC (commenced operations September, 1996) and the Growth & Income (commenced operations September, 1996) Divisions ("Divisions"). The Managed Global Division was formerly the Managed Global Account of Golden American's Separate Account D from October 12, 1992 until September 3, 1996. The assets in each Division are invested in shares of a designated series ("Series," which may also be referred to as "Portfolio") of mutual funds of The GCG Trust or the Equi-Select Series Trust (the "Trusts"). Effective January, 1997, the name of the Natural Resource Division was changed to the Hard Assets Division. Effective February, 1997, the Research, the Total Return, and the Value + Growth Divisions commenced operations. The Account also includes The Fund For Life Division, which is not included in the accompanying financial statements, and which ceased to accept new Contracts effective December 31, 1994.

The Market Manager Division was open for investment for only a brief period during 1994 and 1995. This Division is now closed and contractowners are not permitted to direct their investments into this Division. Contractowners with investments in the Market Manager Division were permitted to elect to update their contracts to DVA PLUS contracts.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of the significant accounting policies of the
Account:

Use of Estimates: The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Investments: Investments are made in shares of a Series or Portfolio of the Trusts and are valued at the net asset value per share of the respective Series or Portfolio of the Trusts. Investment transactions in each Series or Portfolio of the Trusts are recorded on the trade date. Distributions of net investment income and capital gains of each Series or Portfolio of the Trusts are recognized on the ex-distribution date. Realized gains and losses on redemptions of the shares of the Series or Portfolio of the Trusts are determined on the specific identification basis.

Federal Income Taxes: Operations of the Account form a part of, and are taxed with, the total operations of Golden American which is taxed as a life insurance company under the Internal Revenue Code. Earnings and realized capital gains of the Account attributable to the Contractowners are excluded in the determination of the federal income tax liability of Golden American.

Reclassification: Certain amounts in the 1995 financial statements have been reclassified to conform to the 1996 financial statement presentation.

NOTE 3 - CHARGES AND FEES
Contracts currently being sold include the DVA 100, DVA Series 100 and the DVA PLUS. The DVA PLUS has three different death benefit options referred to as Standard, Annual Ratchet and 7% Solution. Golden American discontinued external sales of DVA 80 in May 1991. In December 1995, Golden American also discontinued external sales of DVA 100, however, they continued to be available to Golden American employees and agents. Under the terms of the Contracts, certain charges are allocated to the Contracts to cover Golden American's expenses in connection with the issuance and administration of the Contracts. Following is a summary of these charges:

Mortality and Expense Risk and Other Charges

  Mortality and Expense Risk Charges: Golden American assumes mortality and expense risks related to the operations of the Account and, in accordance with the terms of the Contracts, deducts a daily charge from the assets of the Account. Daily charges are deducted at annual rates of .80%, .90%, 1.25%, 1.10%, 1.25% and 1.40% of the assets attributable to the DVA 80, DVA 100, DVA Series 100, DVA PLUS-Standard, DVA PLUS-Annual Ratchet and DVA PLUS-7% Solution, respectively, to cover these risks.

  Asset Based Administrative Charges: A daily charge at an annual rate of .10% is deducted from assets attributable to DVA 100 and DVA Series 100 Contracts. A daily charge at an annual rate of .15% is deducted from the assets attributable to DVA PLUS Contracts.

Annual Administrative Charges: An administrative charge of $40 per Contract year is deducted from the accumulation value of Deferred Annuity Contracts to cover ongoing administrative expenses. The charge is incurred on the Contract anniversary date and deducted at the end of the Contract anniversary period. This charge has been waived for certain offerings of the Contracts.

NOTE 3 - CHARGES AND FEES (Continued)
Minimum Death Benefit Guarantee Charges: For certain Contracts, a minimum death benefit guarantee charge of up to $1.20 per $1,000 of guaranteed death benefit per Contract year is deducted from the accumulation value of Deferred Annuity Contracts on each Contract anniversary date.

Contingent Deferred Sales Charges: Under DVA PLUS Contracts issued subsequent to September 1995, a contingent deferred sales charge ("Surrender Charge") is imposed as a percentage of each premium payment if the Contract is surrendered or an excess partial withdrawal is taken during the seven-year period from the date a premium payment is received. The Surrender Charge is imposed at a rate of 7% during the first two complete years after purchase declining to 6%, 5%, 4%, 3% and 1% after the second, third, fourth, fifth and sixth years, respectively.

Other Contract Charges: Under DVA 80, DVA 100 and DVA Series 100 contracts, a charge is deducted from the accumulation value for contracts taking more than one conventional partial withdrawal during a contract year. For DVA 80 and DVA 100 contracts, annual distribution fees are deducted from contract accumulation values.

Deferred Sales Load: Under contracts offered prior to October 1995, a sales load of up to 7 1/2% was applicable to each premium payment for sales-related expenses as specified in the Contracts. For DVA Series 100, the sales load is deducted in equal annual installments over the period the Contract is in force, not to exceed 10 years. For DVA 80 and DVA 100 Contracts, although the sales load is chargeable to each premium when it is received by Golden American, the amount of such charge is initially advanced by Golden American to Contractowners and included in the accumulation value and then deducted in equal installments on each Contract anniversary date over a period of six years. Upon surrender of the Contract, the unamortized deferred sales load is deducted from the accumulation value by Golden American. In addition, when partial withdrawal limits are exceeded, a portion of the unamortized deferred sales load is deducted.

Premium Taxes: For certain contracts, premium taxes are deducted, where applicable, from the accumulation value of each Contract. The amount and timing of the deduction depend on the annuitant's state of residence and currently ranges up to 3.5% of premiums.

Fees Waived by Golden American: Certain charges and fees for various types of Contracts are currently waived by Golden American. Golden American reserves the right to discontinue these waivers at its discretion or to conform with changes in the law.















NOTE 3 - CHARGES AND FEES (Continued)
The net assets retained in the Account by Golden American in the accompanying financial statements represent the unamortized deferred sales load and premium taxes advanced by Golden American, noted above. Net assets retained in the Account by Golden American are as follows:

                                                       Combined
                                        _________________________________
                                             1996              1995
                                        _______________   _______________
                                                (Dollars in thousands)
Balance at beginning of period                 $34,408           $44,008
Sales load advanced                                380             5,370
Premium tax advanced                                11                51
Net transfer (to) from Separate Account
 D, Fixed Account and other Divisions            1,037            (1,956)
Amortization of deferred sales load
 and premium tax                               (12,431)          (13,065)
                                        _______________   _______________
Balance at end of period                       $23,405           $34,408
                                        ===============   ===============



































NOTE 4 - PURCHASES AND SALES OF INVESTMENT SECURITIES
The aggregate cost of purchases and proceeds from sales of investments were as follows:

                                          Period Ended December 31,
                            ____________________________________________________

                                       1996                       1995
                            _________________________  _________________________
                             Purchases      Sales       Purchases      Sales
                            _________________________  _________________________
                                            (Dollars in thousands)
The GCG Trust Liquid
 Asset Series                   $64,148      $63,169       $36,373      $45,249
The GCG Trust Limited
 Maturity Bond Series            13,202       23,196        13,148       24,648
The GCG Trust Natural
 Resources Series                22,965       11,706        11,278       19,076
The GCG Trust All-Growth
 Series                          10,482       22,833        21,261       11,424
The GCG Trust Real
 Estate Series                   12,388        5,777         4,524       10,440
The GCG Trust Fully
 Managed Series                  22,506       14,263        13,980       13,106
The GCG Trust Multiple
 Allocation Series               28,625       62,678        29,322       52,281
The GCG Trust Capital
 Appreciation Series             32,609       21,360        28,436       12,469
The GCG Trust Rising
 Dividends Series                41,303       14,500        19,522        6,361
The GCG Trust Emerging
 Markets Series                  11,043       13,496        10,584       27,621
The GCG Trust Market
 Manager Series                     449        1,388         3,057          832
The GCG Trust Value
 Equity Series                   20,546        8,015        29,104        3,199
The GCG Trust Strategic
 Equity Series                   20,731        1,702         8,151          142
The GCG Trust Small
 Cap Series                      47,577       15,201            --           --
The GCG Trust Managed
 Global Series                   85,923        4,148            --           --
Equi-Select Series Trust
 OTC Portfolio                    4,644          164            --           --
Equi-Select Series Trust
 Growth & Income Portfolio        8,037           49            --           --
                            ____________ ____________  ____________ ____________
                               $447,178     $283,645      $228,740     $226,848
                            ============ ============  ============ ============







NOTE 5 - SUMMARY OF CHANGES FROM UNIT TRANSACTIONS
Contractowners transactions shown in the following table reflect gross inflows ("Purchases") and outflows ("Sales") in units for each Division. The activity includes contractowners electing to update a DVA 100 or DVA Series 100 contracts to a DVA PLUS contract beginning in October 1995. Updates to DVA PLUS contracts result in both a sale (surrender of the old contract) and a purchase (acquisition of the new contract). All of the purchase transactions for the Market Manager Division resulted from such updates.

Contractowner transactions in units were as follows:

                                            Period Ended December 31,
                              __________________________________________________

                                        1996                      1995
                              ________________________  ________________________
                               Purchases      Sales      Purchases      Sales
                              ________________________  ________________________

Liquid Asset Division           5,982,248   6,003,930     3,119,370   3,934,332
Limited Maturity Bond Division    829,366   1,824,946     1,096,937   1,842,599
Natural Resources Division      1,374,569     978,096       835,272   1,412,435
All-Growth Division             1,228,512   2,169,543     1,548,525   1,094,131
Real Estate Division              754,585     552,462       322,375     802,601
Fully Managed Division          1,450,300   1,450,120     1,020,546   1,063,678
Multiple Allocation Division    1,330,139   4,486,173     1,057,363   3,678,129
Capital Appreciation Division   2,032,074   1,900,755     1,740,091   1,248,056
Rising Dividends Division       3,448,184   1,678,751     1,883,516     753,983
Emerging Markets Division       1,573,766   1,768,185     1,386,840   3,143,521
Market Manager Division             7,958     106,893       282,507     142,437
Value Equity Division           1,834,937   1,024,120     2,459,134     333,200
Strategic Equity Division       2,083,197     353,766       848,555      45,767
Small Cap Division              4,912,458   2,122,101            --          --
Managed Global Division         8,792,080     716,753            --          --
OTC Division                      316,184      26,607            --          --
Growth & Income Division          697,746      35,755            --          --




















NOTE 6 - NET ASSETS
Net assets at December 31, 1996 consisted of the following:

                                           Limited
                              Liquid      Maturity      Natural        All-
                              Asset         Bond       Resources      Growth
                             Division     Division      Division     Division
                           ____________ _____________ ____________ _____________
                                            (Dollars in thousands)
Unit transactions              $32,438       $42,710      $29,064       $67,465
Accumulated net investment
 income (loss)                   5,038        12,389       10,233         7,934
Net unrealized appreciation
 (depreciation) of
 investments                        --          (765)       4,004         1,443
                           ____________ _____________ ____________ _____________
                               $37,476       $54,334      $43,301       $76,842
                           ============ ============= ============ =============

                               Real         Fully       Multiple      Capital
                              Estate       Managed     Allocation  Appreciation
                             Division     Division      Division     Division
                           ____________ _____________ ____________ _____________
                                            (Dollars in thousands)
Unit transactions              $32,124      $100,420     $184,144       $96,189
Accumulated net investment
 income (loss)                   7,542        19,186       80,907        27,156
Net unrealized appreciation
 (depreciation) of
 investments                    11,015        14,825        5,376        22,644
                           ____________ _____________ ____________ _____________
                               $50,681      $134,431     $270,427      $145,989
                           ============ ============= ============ =============

                              Rising      Emerging       Market        Value
                            Dividends      Markets      Manager       Equity
                             Division     Division      Division     Division
                           ____________ _____________ ____________ _____________
                                            (Dollars in thousands)
Unit transactions              $91,082       $48,602       $3,327       $36,655
Accumulated net
 investment income (loss)        4,742        (8,904)         964         3,735
Net unrealized appreciation
 (depreciation) of
 investments                    27,749        (2,545)       1,188         2,471
                           ____________ _____________ ____________ _____________
                              $123,573       $37,153       $5,479       $42,861
                           ============ ============= ============ =============


NOTE 6 - NET ASSETS - (Continued)

                            Strategic                   Managed
                              Equity      Small Cap      Global
                             Division     Division      Division
                           ____________ _____________ ____________
                                    (Dollars in thousands)
Unit transactions              $26,740       $32,726      $82,081
Accumulated net
 investment income (loss)          443          (344)        (234)
Net unrealized appreciation
 (depreciation) of
 investments                     2,675           674        4,419
                           ____________ _____________ ____________
                               $29,858       $33,056      $86,266
                           ============ ============= ============

                                          Growth &
                               OTC         Income
                             Division     Division      Combined
                           ____________ _____________ ____________
                                   (Dollars in thousands)
Unit transactions               $4,491        $8,005     $918,263
Accumulated net
 investment income (loss)          205             1      170,993
Net unrealized appreciation
 (depreciation) of
 investments                      (125)          269       95,317
                           ____________ _____________ ____________
                                $4,571        $8,275   $1,184,573
                           ============ ============= ============























NOTE 7 - UNIT VALUES
Accumulation unit value information (which is based on total assets) for units outstanding by contract type as of December 31, 1996 was as follows:


                                                                   Total Unit
            Series                    Units       Unit Value         Value
_______________________________________________________________________________
                                                                 (in thousands)
LIQUID ASSET
 Currently payable annuity products:
  DVA 80                                 1,451        $13.984              $20
  DVA 100                                4,396         13.762               61
 Contracts in accumulation period:
  DVA 80                               463,720         13.984            6,485
  DVA 100                            1,703,328         13.762           23,441
  DVA Series 100                        19,543         13.380              262
  DVA PLUS - Standard                   76,505         13.506            1,033
  DVA PLUS - Annual Ratchet             84,960         13.347            1,134
  DVA PLUS - 7% Solution               383,231         13.188            5,054
                                                                 ______________
                                                                        37,490

LIMITED MATURITY BOND
 Currently payable annuity products:
  DVA 80                                22,205         15.839              352
  DVA 100                               27,295         15.588              425
 Contracts in accumulation period:
  DVA 80                                81,730         15.839            1,295
  DVA 100                            2,859,817         15.588           44,579
  DVA Series 100                        32,874         15.156              498
  DVA PLUS - Standard                   83,927         15.312            1,285
  DVA PLUS - Annual Ratchet             46,293         15.130              701
  DVA PLUS - 7% Solution               349,417         14.951            5,224
                                                                 ______________
                                                                        54,359

NATURAL RESOURCES
 Currently payable annuity products:
  DVA 80                                 2,262         20.589               46
  DVA 100                               21,633         20.262              438
 Contracts in accumulation period:
  DVA 80                               209,024         20.589            4,304
  DVA 100                            1,404,857         20.262           28,466
  DVA Series 100                        36,118         19.700              712
  DVA PLUS - Standard                   94,213         19.886            1,873
  DVA PLUS - Annual Ratchet             43,232         19.650              850
  DVA PLUS - 7% Solution               341,711         19.417            6,635
                                                                 ______________
                                                                        43,324






NOTE 7 - UNIT VALUES (Continued)

                                                                   Total Unit
            Series                    Units       Unit Value         Value
_______________________________________________________________________________
                                                                 (in thousands)
ALL-GROWTH
 Currently payable annuity products:
  DVA 80                                 6,691        $14.337              $96
  DVA 100                               36,473         14.110              515
 Contracts in accumulation period:
  DVA 80                               151,395         14.337            2,170
  DVA 100                            4,238,780         14.110           59,809
  DVA Series 100                        23,840         13.718              327
  DVA PLUS - Standard                  129,648         13.848            1,795
  DVA PLUS - Annual Ratchet            146,161         13.684            2,000
  DVA PLUS - 7% Solution               752,345         13.521           10,173
                                                                 ______________
                                                                        76,885

REAL ESTATE
 Currently payable annuity products:
  DVA 80                                 7,224         22.048              159
  DVA 100                               35,685         21.699              774
 Contracts in accumulation period:
  DVA 80                               109,273         22.048            2,409
  DVA 100                            1,704,684         21.699           36,990
  DVA Series 100                        14,864         21.097              314
  DVA PLUS - Standard                   54,229         21.295            1,155
  DVA PLUS - Annual Ratchet             42,710         21.043              899
  DVA PLUS - 7% Solution               384,928         20.794            8,004
                                                                 ______________
                                                                        50,704

FULLY MANAGED
 Currently payable annuity products:
  DVA 80                                 9,341         18.115              169
  DVA 100                               90,888         17.828            1,620
 Contracts in accumulation period:
  DVA 80                               159,907         18.115            2,897
  DVA 100                            5,978,934         17.828          106,595
  DVA Series 100                        21,625         17.334              375
  DVA PLUS - Standard                  203,891         17.497            3,568
  DVA PLUS - Annual Ratchet            173,475         17.290            2,999
  DVA PLUS - 7% Solution               952,517         17.085           16,273
                                                                 ______________
                                                                       134,496









NOTE 7 - UNIT VALUES (Continued)

                                                                   Total Unit
            Series                    Units       Unit Value         Value
_______________________________________________________________________________
                                                                 (in thousands)
MULTIPLE ALLOCATION
 Currently payable annuity products:
  DVA 80                                35,810        $18.595             $666
  DVA 100                              131,617         18.300            2,409
 Contracts in accumulation period:
  DVA 80                               739,049         18.595           13,742
  DVA 100                           12,268,326         18.300          224,510
  DVA Series 100                        99,857         17.792            1,777
  DVA PLUS - Standard                  289,954         17.960            5,207
  DVA PLUS - Annual Ratchet            150,732         17.747            2,675
  DVA PLUS - 7% Solution             1,117,238         17.537           19,593
                                                                 ______________
                                                                       270,579

CAPITAL APPRECIATION
 Currently payable annuity products:
  DVA 80                                14,341         17.816              255
  DVA 100                               72,413         17.649            1,278
 Contracts in accumulation period:
  DVA 80                               108,583         17.816            1,934
  DVA 100                            6,632,504         17.649          117,056
  DVA Series 100                        35,436         17.359              615
  DVA PLUS - Standard                  162,558         17.463            2,839
  DVA PLUS - Annual Ratchet            174,592         17.343            3,028
  DVA PLUS - 7% Solution             1,106,359         17.222           19,054
                                                                 ______________
                                                                       146,059

RISING DIVIDENDS
 Currently payable annuity products:
  DVA 80                                 6,467         15.984              103
  DVA 100                               27,116         15.880              431
 Contracts in accumulation period:
  DVA 80                               122,375         15.984            1,956
  DVA 100                            5,269,251         15.880           83,674
  DVA Series 100                        77,854         15.698            1,222
  DVA PLUS - Standard                  297,973         15.769            4,699
  DVA PLUS - Annual Ratchet            355,191         15.694            5,575
  DVA PLUS - 7% Solution             1,663,079         15.619           25,976
                                                                 ______________
                                                                       123,636









NOTE 7 - UNIT VALUES (Continued)

                                                                   Total Unit
            Series                    Units       Unit Value         Value
_______________________________________________________________________________
                                                                 (in thousands)
EMERGING MARKETS
 Currently payable annuity products:
  DVA 80                                 1,604         $9.915              $16
  DVA 100                               23,151          9.850              228
 Contracts in accumulation period:
  DVA 80                               125,073          9.915            1,240
  DVA 100                            2,729,245          9.850           26,884
  DVA Series 100                        28,101          9.738              274
  DVA PLUS - Standard                   97,857          9.782              957
  DVA PLUS - Annual Ratchet            102,267          9.735              995
  DVA PLUS - 7% Solution               679,247          9.688            6,581
                                                                 ______________
                                                                        37,175

MARKET MANAGER
 Contracts in accumulation period:
  DVA 100                              373,579         14.641            5,469
  DVA PLUS - 7% Solution                 7,958         14.451              115
                                                                 ______________
                                                                         5,584

VALUE EQUITY
 Currently payable annuity products:
  DVA 80                                   534         14.722                8
  DVA 100                                8,244         14.664              121
 Contracts in accumulation period:
  DVA 80                                37,810         14.722              557
  DVA 100                            1,379,397         14.664           20,227
  DVA Series 100                        27,355         14.562              398
  DVA PLUS - Standard                  181,354         14.609            2,649
  DVA PLUS - Annual Ratchet            249,994         14.567            3,642
  DVA PLUS - 7% Solution             1,052,064         14.525           15,282
                                                                 ______________
                                                                        42,884

STRATEGIC EQUITY
 Currently payable annuity products:
  DVA 100                               37,512         11.830              444
 Contracts in accumulation period:
  DVA 80                                95,398         11.860            1,131
  DVA 100                              793,292         11.830            9,384
  DVA Series 100                        35,219         11.778              415
  DVA PLUS - Standard                  370,536         11.805            4,374
  DVA PLUS - Annual Ratchet            231,567         11.785            2,729
  DVA PLUS - 7% Solution               968,694         11.764           11,396
                                                                 ______________
                                                                        29,873



NOTE 7 - UNIT VALUES (Continued)

                                                                   Total Unit
            Series                    Units       Unit Value         Value
_______________________________________________________________________________
                                                                 (in thousands)
SMALL CAP
 Currently payable annuity products:
  DVA 100                               13,782        $11.890             $164
 Contracts in accumulation period:
  DVA 80                                85,117         11.914            1,014
  DVA 100                              908,778         11.890           10,806
  DVA Series 100                        40,332         11.848              478
  DVA PLUS - Standard                  198,338         11.860            2,352
  DVA PLUS - Annual Ratchet            227,347         11.843            2,692
  DVA PLUS - 7% Solution             1,316,663         11.825           15,569
                                                                 ______________
                                                                        33,075

MANAGED GLOBAL
 Currently payable annuity products:
  DVA 80                                 5,665         10.829               61
  DVA 100                               32,523         10.740              349
 Contracts in accumulation period:
  DVA 80                                89,636         10.829              971
  DVA 100                            6,049,685         10.740           64,973
  DVA Series 100                        64,797         10.589              686
  DVA PLUS - Standard                  226,224         10.620            2,402
  DVA PLUS - Annual Ratchet            231,774         10.554            2,446
  DVA PLUS - 7% Solution             1,375,023         10.488           14,422
                                                                 ______________
                                                                        86,310

OTC
 Contracts in accumulation period:
  DVA 80                                 2,623         15.932               42
  DVA 100                              167,020         15.860            2,649
  DVA Series 100                         5,670         15.735               89
  DVA PLUS - Standard                   29,878         15.772              471
  DVA PLUS - Annual Ratchet             28,223         15.696              443
  DVA PLUS - 7% Solution                56,163         15.665              880
                                                                 ______________
                                                                         4,574

GROWTH & INCOME
 Contracts in accumulation period:
  DVA 80                                 8,340         12.542              104
  DVA 100                              389,432         12.523            4,877
  DVA Series 100                         2,225         12.489               28
  DVA PLUS - Standard                   50,199         12.499              627
  DVA PLUS - Annual Ratchet             38,037         12.486              475
  DVA PLUS - 7% Solution               173,758         12.471            2,167
                                                                 ______________
                                                                         8,278


   [GOLDEN AMERICAN LIFE INSURANCE LOGO ]

                                 ANNUAL REPORT

                               ------------------

                           THE MANAGED GLOBAL ACCOUNT
                                       OF
                               SEPARATE ACCOUNT D
                                       OF
                     GOLDEN AMERICAN LIFE INSURANCE COMPANY

                               ------------------

                               DECEMBER 31, 1995

 GoldenSelect products are issued by Golden American Life Insurance Company and distributed by
      Directed Services, Inc., both subsidiaries of Bankers Trust Company

Golden American Life Insurance Company
A SUBSIDIARY OF BANKERS TRUST COMPANY

1001 JEFFERSON STREET, SUITE 400, WILMINGTON, DE 19801         TEL: 302-576-3400
                                                               FAX: 302-576-3450

                                                               February 21, 1996

Dear Contractholder:

I am pleased to provide you with the 1995 Annual Report for The Managed Global Account of Separate Account D. This portfolio invests in a wide range of equity, debt securities and money market instruments worldwide. It has been managed by Warburg, Pincus Counsellors, Inc. since July, 1994 and seeks high total investment returns consistent with prudent regard for capital preservation.

Included in the Annual Report is a report of Warburg, Pincus Counsellors, Inc. Warburg, Pincus' comments reflect their views as of the date written, and are subject to change at any time.

If you have any questions or would like additional information, please call Golden American customer service: 1-800-366-0066. We would be pleased to assist you.

Thank you for your continued support of GoldenSelect products. We look forward to serving you in 1996 and beyond.

Sincerely.

/s/ Terry L. Kendall

Terry L. Kendall
President

MANAGED GLOBAL ACCOUNT

The objective of the GoldenSelect Managed Global Account of Separate Account D is long-term capital appreciation and international diversification.

The year saw fairly wide divergences in performance among foreign markets. Most European exchanges recorded solid gains, while many of the emerging markets, particularly in Asia, suffered losses. Japan, after falling sharply in the year's first six months, staged a powerful recovery at midyear and finished the year even.

Japan remains the Account's largest commitment to a single country, at 32% of the portfolio. The Portfolio Manager is encouraged by developments in the Japanese economy, and is equally optimistic about the stock market's prospects in 1996.

Emerging markets, collectively, suffered in 1995, and as a result valuations are now lower than they have been in several years. The Portfolio Manager sees many attractive opportunities in emerging markets as 1996 begins, particularly in Asia, which represents the major focus of the Account's emerging-market exposure.

As 1996 begins, the Portfolio Manager's outlook on international equity markets is, in general, positive, and believes that the Account is well-positioned with regard to its regional and country allocations and its specific holdings.

                                          WARBURG, PINCUS COUNSELLORS, INC.

TOP FIVE HOLDINGS AS OF DECEMBER 31, 1995:

1. Banco De Santander S.A., ADR...................................................       4.0%
2. Canon Inc......................................................................       3.7%
3. East Japan Railway Company.....................................................       3.1%
4. Nippon Telegraph & Telephone Corporation.......................................       3.0%
5. VA Technologie AG..............................................................       3.0%

ASSET DISTRIBUTION BY COUNTRY

The following table replaces a pie chart showing asset distribution by country as a precentage of total investments.

                    Other............................... 36.4%
                    Argentina...........................  4.0%
                    Spain...............................  4.0%
                    Hong Kong...........................  4.1%
                    New Zealand.........................  6.0%
                    France..............................  6.1%
                    Great Britain.......................  7.4%
                    Japan............................... 32.0%

--------------------------------------------------------------------------------
   STATEMENT OF ASSETS AND LIABILITIES

                           THE MANAGED GLOBAL ACCOUNT
                                       OF
                               SEPARATE ACCOUNT D

                               DECEMBER 31, 1995

ASSETS
  Investments, at value (Cost $67,478,262) (Notes 1 and 3)...........................................................  $  70,981,052
  Cash...............................................................................................................         78,896
  Receivables:
     Investment securities sold......................................................................................      1,336,669
     Dividends and interest..........................................................................................         99,399
     Premium payments and reallocations..............................................................................         20,839
  Net unrealized appreciation of forward foreign currency exchange contracts.........................................        351,688
  Prepaid expenses and other assets..................................................................................          9,271
                                                                                                                       -------------
     Total Assets....................................................................................................     72,877,814

LIABILITIES
  Payables:
     Investment securities purchased.................................................................................        334,419
     Surrenders, withdrawals and reallocations.......................................................................         58,577
     Golden American for contract related expenses (Note 2)..........................................................         43,558
  Accrued management and organization fees (Note 2)..................................................................          1,684
  Accrued expenses...................................................................................................         64,469
                                                                                                                       -------------
     Total Liabilities...............................................................................................        502,707
                                                                                                                       -------------
     Total Net Assets................................................................................................  $  72,375,107
                                                                                                                       -------------
                                                                                                                       -------------

NET ASSETS
  For variable annuity contracts.....................................................................................  $  69,499,713
  Retained in The Managed Global Account of Separate Account D by Golden American (Note 2)...........................      2,875,394
                                                                                                                       -------------
     Total Net Assets................................................................................................  $  72,375,107
                                                                                                                       -------------
                                                                                                                       -------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
   STATEMENT OF OPERATIONS

                           THE MANAGED GLOBAL ACCOUNT
                                       OF
                               SEPARATE ACCOUNT D

                      FOR THE YEAR ENDED DECEMBER 31, 1995

INVESTMENT INCOME:
  Interest (net of foreign withholding taxes of $3,203)..............................................................  $     92,139
  Dividends (net of foreign withholding taxes of $149,639)...........................................................     1,207,385
                                                                                                                        ------------
     Total Investment Income.........................................................................................     1,299,524
                                                                                                                        ------------

EXPENSES:
  Mortality and expense risk and asset based administrative charges (Note 2).........................................       739,881
  Management and advisory fees (Note 2)..............................................................................       734,700
  Custodian fees (Note 2)............................................................................................       111,693
  Accounting fees....................................................................................................        51,766
  Auditing fees......................................................................................................        23,639
  Printing and mailing...............................................................................................        14,268
  Board of governors' fees and expenses (Note 2).....................................................................         5,987
  Legal fees.........................................................................................................         3,818
  Other..............................................................................................................        40,556
                                                                                                                        ------------
     Total Expenses..................................................................................................     1,726,308
  Less amounts paid by the investment manager pursuant to expense limitation agreement (Note 2)......................       (63,386)
                                                                                                                        ------------
     Net Expenses....................................................................................................     1,662,922
                                                                                                                        ------------
NET INVESTMENT LOSS..................................................................................................      (363,398)
                                                                                                                        ------------

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
  Net realized gain/(loss) from:
     Security transactions...........................................................................................    (6,119,111)
     Forward foreign currency exchange contracts.....................................................................     1,952,175
     Foreign currency transactions...................................................................................        (4,990)
  Net change in unrealized appreciation of:
     Securities......................................................................................................     7,765,310
     Forward foreign currency exchange contracts.....................................................................       351,688
     Other assets and liabilities denominated in foreign currencies..................................................         3,323
                                                                                                                        ------------
  Net realized and unrealized gain on investments....................................................................     3,948,395
                                                                                                                        ------------
     Net increase in net assets resulting from operations............................................................  $  3,584,997
                                                                                                                        ------------
                                                                                                                        ------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
   STATEMENT OF CHANGES IN NET ASSETS

                           THE MANAGED GLOBAL ACCOUNT
                                       OF
                               SEPARATE ACCOUNT D

                                                                                                        YEAR ENDED     YEAR ENDED
                                                                                                       DECEMBER 31,   DECEMBER 31,
                                                                                                           1995           1994
                                                                                                       -------------  -------------

INCREASE/(DECREASE) IN NET ASSETS

OPERATIONS:
  Net investment loss................................................................................  $    (363,398) $    (259,767)
  Net realized loss on securities, forward foreign currency exchange contracts and foreign currency
     transactions....................................................................................     (4,171,926)    (1,363,558)
  Net unrealized appreciation/(depreciation) of securities, forward foreign currency exchange
     contracts and other assets and liabilities denominated in foreign currencies....................      8,120,321    (11,511,952)
                                                                                                       -------------  -------------
  Net increase/(decrease) in net assets resulting from operations....................................      3,584,997    (13,135,277)
                                                                                                       -------------  -------------

CONTRACT RELATED TRANSACTIONS:
  Premiums...........................................................................................      6,235,725     22,680,207
  Benefits, surrenders and other withdrawals.........................................................     (9,881,861)    (8,496,158)
  Net transfers (to) from Separate Account B, Fixed Account and Golden American......................    (12,563,025)    (2,244,552)
  Contract related charges and fees (Note 2).........................................................     (1,209,284)    (1,073,158)
                                                                                                       -------------  -------------
  Net increase/(decrease) in net assets resulting from contract related transactions.................    (17,418,445)    10,866,339
                                                                                                       -------------  -------------
  Net decrease in net assets.........................................................................    (13,833,448)    (2,268,938)

NET ASSETS:
  Beginning of year..................................................................................     86,208,555     88,477,493
                                                                                                       -------------  -------------
  End of year........................................................................................  $  72,375,107  $  86,208,555
                                                                                                       -------------  -------------
                                                                                                       -------------  -------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
   FINANCIAL HIGHLIGHTS


                           THE MANAGED GLOBAL ACCOUNT
                                       OF
                               SEPARATE ACCOUNT D

   FOR AN ACCUMULATION UNIT OUTSTANDING THROUGHOUT EACH YEAR FOR THE DVA 100.

                                                                               YEAR        YEAR        YEAR       PERIOD
                                                                               ENDED       ENDED       ENDED       ENDED
                                                                             12/31/95   12/31/94**   12/31/93    12/31/92*
                                                                             ---------  -----------  ---------  -----------
Accumulation unit value, beginning of year.................................  $   9.091   $  10.518   $  10.008   $  10.000
                                                                             ---------  -----------  ---------  -----------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss) #.............................................     (0.044)     (0.030)     (0.046)      0.022
Net realized and unrealized gain/(loss) on investments.....................      0.612      (1.397)      0.556      (0.014)
                                                                             ---------  -----------  ---------  -----------
Total from investment operations...........................................      0.568      (1.427)      0.510       0.008
                                                                             ---------  -----------  ---------  -----------
Accumulation unit value, end of year.......................................  $   9.659   $   9.091   $  10.518   $  10.008
                                                                             ---------  -----------  ---------  -----------
                                                                             ---------  -----------  ---------  -----------
Total return...............................................................       6.25%     (13.57)%      5.10%       0.08%++
                                                                             ---------  -----------  ---------  -----------
                                                                             ---------  -----------  ---------  -----------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's).........................................  $  68,283    $  83,702  $  85,702    $  38,699
Ratio of operating expenses to average net assets..........................       2.27%        2.31%      2.68%        2.46%+
Decrease reflected in above expense ratio due to expense limitations.......       0.08%        0.09%      0.03%          --
Ratio of net investment income/(loss) to average net assets................     (0.50)%       (0.31)%    (0.44)%       1.78%+

------------------
 * These units were available for sale on October 21, 1992.
** On July 1, 1994 Warburg, Pincus Counsellors, Inc. became Portfolio Manager of the Account. Prior to that date the Account had been advised by another Portfolio Manager.
 + Annualized
 ++ Non-annualized
 # Per unit numbers have been calculated using the average unit method, which more appropriately presents the per unit data for the period.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
   FINANCIAL HIGHLIGHTS

                           THE MANAGED GLOBAL ACCOUNT
                                       OF
                               SEPARATE ACCOUNT D

   FOR AN ACCUMULATION UNIT OUTSTANDING THROUGHOUT EACH YEAR FOR THE DVA 80.

                                                                                                YEAR         YEAR       PERIOD
                                                                                                ENDED        ENDED       ENDED
                                                                                              12/31/95    12/31/94**   12/31/93*
                                                                                             -----------  -----------  ---------
Accumulation unit value, beginning of year.................................................   $   9.130    $  10.541   $  10.420
                                                                                             -----------  -----------  ---------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss #......................................................................      (0.027)      (0.011)     (0.005)
Net realized and unrealized gain/(loss) on investments.....................................       0.617       (1.400)      0.126
                                                                                             -----------  -----------  ---------
Total from investment operations...........................................................       0.590       (1.411)      0.121
                                                                                             -----------  -----------  ---------
Accumulation unit value, end of year.......................................................   $   9.720    $   9.130   $  10.541
                                                                                             -----------  -----------  ---------
                                                                                             -----------  -----------  ---------
Total return...............................................................................        6.46%      (13.39)%      1.16%++
                                                                                             -----------  -----------  ---------
                                                                                             -----------  -----------  ---------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's).........................................................   $   1,047    $   1,877   $   2,087
Ratio of operating expenses to average net assets..........................................        2.07%        2.11%       2.48%+
Decrease reflected in above expense ratio due to expense limitations.......................        0.08%        0.09%       0.03%+
Ratio of net investment loss to average net assets.........................................       (0.30)%      (0.11)%     (0.24)%+

------------------
 * These units were available for sale on October 14, 1993.
** On July 1, 1994 Warburg, Pincus Counsellors, Inc. became Portfolio Manager of the Account. Prior to that date the Account had been advised by another Portfolio Manager.
 + Annualized
 ++ Non-annualized
 # Per unit numbers have been calculated using the average unit method, which more appropriately presents the per unit data for the period.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
   FINANCIAL HIGHLIGHTS

                           THE MANAGED GLOBAL ACCOUNT
                                       OF
                               SEPARATE ACCOUNT D


 FOR AN ACCUMULATION UNIT OUTSTANDING THROUGHOUT EACH YEAR FOR THE DVA SERIES 100.


                                                                                                YEAR         YEAR       PERIOD
                                                                                                ENDED        ENDED       ENDED
                                                                                              12/31/95    12/31/94**   12/31/93*
                                                                                             -----------  -----------  ---------
Accumulation unit value, beginning of year.................................................   $   9.027    $  10.481   $  10.536
                                                                                             -----------  -----------  ---------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss #......................................................................      (0.076)      (0.066)     (0.036)
Net realized and unrealized gain/(loss) on investments.....................................       0.607       (1.388)     (0.019)
                                                                                             -----------  -----------  ---------
Total from investment operations...........................................................       0.531       (1.454)     (0.055)
                                                                                             -----------  -----------  ---------
Accumulation unit value, end of year.......................................................   $   9.558    $   9.027   $  10.481
                                                                                             -----------  -----------  ---------
                                                                                             -----------  -----------  ---------
Total return...............................................................................        5.87%      (13.87)%     (0.52)%++
                                                                                             -----------  -----------  ---------
                                                                                             -----------  -----------  ---------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's).........................................................   $     545    $     630   $     688
Ratio of operating expenses to average net assets..........................................        2.62%        2.66%       3.02%+
Decrease reflected in above expense ratio due to expense limitations.......................        0.08%        0.09%       0.03%+
Ratio of net investment loss to average net assets.........................................       (0.85)%      (0.66)%     (0.79)%+

------------------
 * These units were available for sale on April 27, 1993.
** On July 1, 1994 Warburg, Pincus Counsellors, Inc. became Portfolio Manager of the Account. Prior to that date the Account had been advised by another Portfolio Manager.
 + Annualized
 ++ Non-annualized
 # Per unit numbers have been calculated using the average unit method, which more appropriately presents the per unit data for the period.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
   FINANCIAL HIGHLIGHTS

                           THE MANAGED GLOBAL ACCOUNT
                                       OF
                               SEPARATE ACCOUNT D

          FOR AN ACCUMULATION UNIT OUTSTANDING THROUGHOUT THE PERIOD.

                                                                                  DVA PLUS-      DVA PLUS-       DVA PLUS-
                                                                                  STANDARD    ANNUAL RATCHET    7% SOLUTION
                                                                                 -----------  ---------------  -------------
                                                                                   PERIOD         PERIOD          PERIOD
                                                                                    ENDED          ENDED           ENDED
                                                                                  12/31/95*      12/31/95*       12/31/95*
                                                                                 -----------  ---------------  -------------
Accumulation unit value, beginning of period...................................   $   9.323      $   9.282       $   9.240
                                                                                 -----------  ---------------  -------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss #..........................................................      (0.013)        (0.013)         (0.013)
Net realized and unrealized gain on investments................................       0.266          0.262           0.259
                                                                                 -----------  ---------------  -------------
Total from investment operations...............................................       0.253          0.249           0.246
                                                                                 -----------  ---------------  -------------
Accumulation unit value, end of period.........................................   $   9.576      $   9.531       $   9.486
                                                                                 -----------  ---------------  -------------
                                                                                 -----------  ---------------  -------------
Total return...................................................................        2.71%++        2.69%++         2.66%++
                                                                                 -----------  ---------------  -------------
                                                                                 -----------  ---------------  -------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)...........................................   $     256      $     262       $   1,982
Ratio of operating expenses to average net assets..............................        2.40%+         2.55%+          2.60%+
Decrease reflected in above expense ratio due to expense limitations...........        0.08%+         0.08%+          0.08%+
Ratio of net investment loss to average net assets.............................       (0.63)%+       (0.78)%+        (0.83)%+

------------------
*  These units were available for sale on October 2, 1995.
+  Annualized
++ Non-annualized
# Per unit numbers have been calculated using the average unit method, which more appropriately presents the per unit data for the period.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
   PORTFOLIO OF INVESTMENTS
                           THE MANAGED GLOBAL ACCOUNT
                                       OF
                               SEPARATE ACCOUNT D

                               DECEMBER 31, 1995

                                                       VALUE
    SHARES                                           (NOTE 1)
--------------                                      -----------
COMMON STOCKS -- 93.7%
  ARGENTINA -- 3.9%
         2,318  Banco de Galicia Y Buenos Aires
                  S.A.............................  $    47,809
        21,045  Banco Frances del Rio de la Plata
                  S.A.............................      186,220
        19,320  Banco Frances del Rio de la Plata
                  S.A., ADR.......................      519,225
        61,900  Capex S.A., Class A, GDR**........      897,550
        25,600  Telefonica de Argentina S.A.,
                  ADR.............................      697,600
        21,800  Y.P.F. S.A........................      471,425
                                                    -----------
                                                      2,819,829
                                                    -----------
AUSTRALIA -- 2.6%
        71,312  BTR Ltd. Class A..................      348,227
        51,375  Niugini Mining Ltd.+..............       98,898
       274,500  Pasminco Ltd.+....................      336,637
       212,900  Woodside Petroleum Ltd............    1,088,677
                                                    -----------
                                                      1,872,439
                                                    -----------
AUSTRIA -- 3.0%
        17,000  VA Technologie AG+................    2,159,051
                                                    -----------
BRAZIL -- 0.4%
         9,000  Panamerican Beverages Inc., Class
                  A...............................      288,000
                                                    -----------
CHINA -- 0.4%
        15,000  Jilan Chemical, ADR...............      322,500
                                                    -----------
DENMARK -- 0.3%
        11,100  International Service Systems AS,
                  Class B.........................      249,865
                                                    -----------
FINLAND -- 1.1%
        15,650  Metsa-Serla, Class B..............      482,070
           500  Metra AB, Class B.................       20,688
        11,600  Valmet, Class A...................      287,987
                                                    -----------
                                                        790,745
                                                    -----------
FRANCE -- 6.0%
         9,507  Bouygues..........................      956,907
         4,000  Cetelem...........................      750,145
        47,300  Largardere Groupe.................      868,598
         8,351  Scor S.A..........................      260,703
        19,671  Total S.A., Class B...............    1,326,518
         4,597  Total S.A., ADS...................      156,298
                                                    -----------
                                                      4,319,169
                                                    -----------
GERMANY -- 2.9%
        12,400  Adidas AG.........................      656,318
        11,500  Adidas AG, ADR**..................      302,158
         3,400  Deutsche Bank AG..................      161,156
        13,000  SGL Carbon AG.....................    1,006,276
                                                    -----------
                                                      2,125,908
                                                    -----------
GREAT BRITAIN -- 7.2%
       173,956  British Airport Authority Ord.....    1,310,242
        11,600  Cookson Group PLC.................       55,125
        50,000  Govett & Company Ltd., Ord. PLC...      180,148
        64,000  Grand Metropolitan PLC Ord........      460,682
       156,223  Prudential Corporation PLC........    1,005,637
        31,232  Reckitt & Colman PLC Ord..........      345,589
       630,000  Singer & Friedlander Group PLC....    1,061,553
       295,400  Takare PLC........................      825,761
                                                    -----------
                                                      5,244,737
                                                    -----------

                                                       VALUE
    SHARES                                           (NOTE 1)
--------------                                      -----------
HONG KONG -- 4.1%
       359,000  Citic Pacific Ltd.................  $ 1,228,005
        48,737  HSBC Holdings Ltd.................      737,437
       141,201  Jardine Matheson Holdings Ltd.....      967,227
                                                    -----------
                                                      2,932,669
                                                    -----------
INDIA -- 3.1%
        33,000  Hindalco Industries Ltd., GDR**...    1,126,290
        41,400  India Fund (The) Inc..............      367,425
        51,200  Reliance Industries Ltd., GDS.....      716,800
                                                    -----------
                                                      2,210,515
                                                    -----------
INDONESIA -- 2.3%
        34,500  Bank International Indonesia
                  (Foreign).......................      114,296
        99,000  PT Mulia Industrindo Ord.
                  (Foreign).......................      279,270
        79,500  PT Semen Gresik (Foreign).........      222,523
        10,500  PT Telekomunikas, ADR.............      265,125
       410,000  PT Telekomunikas (Foreign)........      537,940
        19,800  PT Tri Polyta Indonesia, ADR......      272,250
                                                    -----------
                                                      1,691,404
                                                    -----------
ISRAEL -- 1.8%
        75,000  Ampal American Israel Corporation,
                  Class A.........................      393,750
        38,500  ECI Telecom, Ltd..................      878,281
                                                    -----------
                                                      1,272,031
                                                    -----------
JAPAN -- 29.5%
       149,000  Canon Inc.........................    2,698,596
        22,000  Circle K Japan Company Ltd........      969,491
           170  DDI Corporation...................    1,317,191
           458  East Japan Railway Company........    2,226,789
        89,000  Hitachi Ltd.......................      896,465
         2,500  Keyence Corporation...............      288,136
        75,000  Kirin Beverage Corporation........    1,009,685
         5,000  Kyocera Corporation...............      371,429
        11,000  Murata Manufacturing Company
                  Ltd.............................      404,843
        94,000  NEC Corporation...................    1,147,119
        27,000  Nippon Communication Systems
                  Corporation.....................      285,036
           267  Nippon Telegraph & Telephone
                  Corporation.....................    2,161,215
            54  NTT Data Communication Systems
                  Corporation.....................    1,814,818
        40,800  Orix Corporation..................    1,679,419
         6,000  Rohm Company......................      338,789
        20,000  Sony Corporation..................    1,199,031
        33,000  TDK Corporation...................    1,684,358
         3,000  UNY Company.......................       56,368
        21,600  York-Benimaru Company Ltd.........      826,344
                                                    -----------
                                                     21,375,122
                                                    -----------
  KOREA -- 2.5%
         6,600  Mando Machinery Corporation,
                  GDR.............................      173,250
        40,300  Mando Machinery Corporation,
                  GDR**...........................    1,057,875
         5,800  Samsung Electric, GDR.............      559,700
                                                    -----------
                                                      1,790,825
                                                    -----------
  MALAYSIA -- 0.4%
        75,000  Westmont BHD......................      259,873
                                                    -----------
  MEXICO -- 0.4%
        93,000  Gruma S.A., Series B..............      261,581
                                                    -----------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
   PORTFOLIO OF INVESTMENTS --(CONTINUED)

                           THE MANAGED GLOBAL ACCOUNT
                                       OF
                               SEPARATE ACCOUNT D

                               DECEMBER 31, 1995

                                                       VALUE
    SHARES                                           (NOTE 1)
--------------                                      -----------
COMMON STOCKS -- (CONTINUED)
  NEW ZEALAND -- 5.9%
     1,313,354  Brierley Investments Ltd..........  $ 1,038,912
       266,300  Fletcher Challenge Ltd............      614,550
       502,522  Fletcher Challenge (Forest
                  Division) Ltd...................      716,182
       538,800  Lion Nathan Ltd...................    1,285,678
        30,000  Sky City Ltd......................      622,697
                                                    -----------
                                                      4,278,019
                                                    -----------
  NORWAY -- 1.0%
        17,100  Norsk Hydro, ADR..................      716,063
                                                    -----------
  PAKISTAN -- 0.3%
       241,000  Pakistan Telecommunications
                  Corporation.....................      216,589
                                                    -----------
  SINGAPORE -- 2.5%
         9,000  D.B.S. Land Ltd...................       30,414
       119,000  Development Bank of Singapore
                  Ltd.............................    1,480,665
       464,000  I.P.C. Corporation................      308,349
                                                    -----------
                                                      1,819,428
                                                    -----------
  SPAIN -- 4.0%
        58,100  Banco de Santander S.A., ADR......    2,861,425
                                                    -----------
  SWEDEN -- 3.0%
         8,100  Asea AB, Class B..................      787,983
        35,200  Astra AB, Class B.................    1,394,112
                                                    -----------
                                                      2,182,095
                                                    -----------
  SWITZERLAND -- 1.5%
           615  Brown Boveri & Cie AG, Class A....      714,744
           200  Ciba-Geigy AG.....................      175,195
           150  Danza Holding AG..................      163,920
                                                    -----------
                                                      1,053,859
                                                    -----------
  TAIWAN -- 2.5%
     1,680,000  GP Taiwan Index Fund..............    1,325,268
        75,511  Tuntex Distinct Corporation,
                  GDS **..........................      509,701
                                                    -----------
                                                      1,834,969
                                                    -----------
  THAILAND -- 1.1%
       146,800  Industrial Finance Corporation of
                  Thailand (Foreign)..............      498,269
        81,400  Thai Military Bank Public Company
                  Ltd. (Foreign)..................      329,607
                                                    -----------
                                                        827,876
                                                    -----------
                Total Common Stocks
                  (Cost $64,252,583)..............   67,776,586
                                                    -----------
WARRANTS -- 0.0%# COST ($20,647)
  SWITZERLAND -- 0.0%#
           600  Danza Holding AG, Expires
                  08/02/1996......................        2,667
                                                    -----------


  PRINCIPAL                                            VALUE
    AMOUNT                                           (NOTE 1)
--------------                                      -----------
CONVERTIBLE CORPORATE BONDS -- 3.8%
  JAPAN -- 1.8%
           JPY  Matasushita Electric Works Ltd.,
   111,000,000    2.700% due 05/31/2002...........  $ 1,313,724
                                                    -----------
  TAIWAN -- 2.0%
    $1,070,000  President Enterprises Corporation,
                  Zero coupon due 07/22/2001......    1,358,900
        70,000  Yang Ming Marine Transport
                  Corporation,
                  2.000% due 10/06/2001...........       77,175
                                                    -----------
                                                      1,436,075
                                                    -----------
                Total Convertible Corporate Bonds
                  (Cost $2,753,032)...............    2,749,799
                                                    -----------
REPURCHASE AGREEMENT -- 0.6% Cost ($452,000)
       452,000  Agreement with PNC Securities
                  Corporation, 5.600% dated
                  12/29/1995 to be repurchased at
                  $452,281 on 01/02/1996,
                  collateralized by $445,000 U.S.
                  Treasury Notes, 5.750% due
                  09/30/1997 (value $455,324).....      452,000
                                                    -----------

                                                          VALUE
             PRINCIPAL AMOUNT                           (NOTE 1)
------------------------------------------             -----------
TOTAL INVESTMENTS (COST $67,478,262)
  (NOTES 1 AND 3)..........                      98.1%  70,981,052
OTHER ASSETS AND LIABILITIES (NET)........        1.9    1,394,055
                                            ---------  -----------
NET ASSETS................................      100.0% $72,375,107
                                            ---------  -----------
                                            ---------  -----------

----------------------
** Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.
 + Non-income producing security.
 # Amount is less than 0.1%.

GLOSSARY OF TERMS
                      American Depositary
ADR        --         Receipt.
                      American Depositary
ADS        --         Share.
                      Global Depositary
GDR        --         Receipt.
GDS        --         Global Depositary Share.
JPY        --         Japanese Yen.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
   PORTFOLIO OF INVESTMENTS --(CONTINUED)

                           THE MANAGED GLOBAL ACCOUNT
                                       OF
                               SEPARATE ACCOUNT D

                               DECEMBER 31, 1995

DECEMBER 31, 1995, INDUSTRY CLASSIFICATION OF THE FUND WAS AS FOLLOWS
(UNAUDITED):

                                         % OF NET        VALUE
       INDUSTRY CLASSIFICATION            ASSETS        (NOTE 1)
-------------------------------------  -------------  ------------
LONG TERM INVESTMENTS:
Electric Machinery
  Equipment/Electronics..............          9.6%     $6,970,456
Telecommunications...................          8.4       6,073,941
Investment Companies.................          8.0       5,795,435
Banking/Financials...................          7.7       5,539,247
Financial Services...................          7.5       5,461,877
Durable Goods -- Consumer............          5.5       3,999,903
Transportation.......................          5.2       3,778,127
Oil/Gas Extraction...................          5.2       3,758,981
Computer Software....................          2.5       1,814,818
Forest Products/Paper................          2.5       1,812,802
Industrial...........................          2.4       1,707,127
Technology...........................          2.3       1,684,358
Pharmaceuticals......................          2.2       1,569,307
Metal/Metal Products.................          2.2       1,561,824
Chemicals/Allied Products............          1.8       1,311,550
Beverages............................          1.8       1,297,685
Brewery..............................          1.8       1,285,678
Insurance............................          1.8       1,266,339
Automobile Parts.....................          1.7       1,231,125
Industrial/Commercial Machinery......          1.7       1,199,031
Engineering/Construction.............          1.6       1,179,431
Metals -- Diversified................          1.4       1,006,276
Convenience Stores...................          1.3         969,492
Shoes/Leather........................          1.3         958,476
Energy...............................          1.2         897,550
Retail -- Grocery....................          1.2         882,712
Health Care Services.................          1.1         825,761
Food/Kindred Products................          1.0         722,263
Electronics -- Semiconductor.........          1.0         710,218
Entertainment........................          0.9         622,697
Textiles.............................          0.7         509,701
Nondurable Goods -- Consumer.........          0.5         345,589
Computer Industry....................          0.4         308,349
Communication........................          0.4         285,036

                                         % OF NET        VALUE
 INDUSTRY CLASSIFICATION (CONTINUED)      ASSETS        (NOTE 1)
-------------------------------------  -------------  ------------
Capital Goods........................          0.4%       $279,270
Business Services....................          0.4         249,865
Other................................          0.9         656,755
                                             -----    ------------
TOTAL LONG TERM INVESTMENTS..........         97.5      70,529,052
REPURCHASE AGREEMENT.................          0.6         452,000
                                             -----    ------------
TOTAL INVESTMENTS....................         98.1      70,981,052
OTHER ASSETS AND LIABILITIES (NET)...          1.9       1,394,055
                                             -----    ------------
NET ASSETS...........................        100.0%    $72,375,107
                                             -----
                                             -----    ------------
                                                      ------------

                                  SCHEDULE OF
                  FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

           FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS TO SELL
       CONTRACTS TO DELIVER
----------------------------------     IN
                                    EXCHANGE                 UNREALIZED
EXPIRATION          LOCAL           FOR U.S.    VALUE IN    APPRECIATION/
   DATE            CURRENCY             $        U.S. $     (DEPRECIATION)
----------  ----------------------  ---------  -----------  -------------
03/21/1996  JPY        302,112,500  2,999,915   2,961,061     $  38,854
03/21/1996  JPY        958,387,500  9,514,420   9,393,333       121,087
03/21/1996  FRF         19,600,000  4,000,000   4,004,659        (4,659)
06/17/1996  JPY        282,690,000  3,000,000   2,803,594       196,406
                                                            -------------
Net Unrealized Appreciation of Forward Foreign Currency
  Exchange Contracts......................................    $ 351,688
                                                            -------------
                                                            -------------

GLOSSARY OF TERMS
FRF          --         French Franc
JPY        --           Japanese Yen

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
   NOTES TO FINANCIAL STATEMENTS

                           THE MANAGED GLOBAL ACCOUNT
                                       OF
                               SEPARATE ACCOUNT D


1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Managed Global Account of Separate Account D (the 'Account') is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a non-diversified open-end investment company and meets the definition of a separate account under federal securities laws. The Account was established on April 18, 1990, by Golden American Life Insurance Company ('Golden American'), to support the operations of variable annuity contracts ('Contracts'). Golden American, a wholly-owned subsidiary of BT Variable, Inc. ('BTV'), an indirect subsidiary of Bankers Trust Company ('Bankers Trust'), is a stock life insurance company organized under the laws of the state of Delaware. Golden American is primarily engaged in the issuance of variable insurance products and is authorized to do business in the District of Columbia and in all states except New York.

Operations on the Account commenced on October 21, 1992. Golden American provides for variable accumulation and benefits under the Contracts by crediting annuity considerations to the Account at the direction of contractholders. The assets of the Account are owned by Golden American. The portion of the Account's assets applicable to Contracts will not be chargeable with liabilities arising out of any other business Golden American may conduct, but obligations of the Account, including the promise to make benefit payments, are obligations of Golden American.

The net assets maintained in the Account provide the basis for the periodic determination of the amount of benefits under the Contracts. The net assets may not be less than the reserves and other contract liabilities with respect to the Account. Golden American has entered into a reinsurance agreement with an affiliated reinsurer to cover insurance risks under the Contracts. Golden American remains liable to the extent that the reinsurer does not meet its obligations under the reinsurance agreement.

The preparation of financial statements in accordance with Generally Accepted Accounting Principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the Account in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

(A) VALUATION: Domestic and foreign portfolio securities, except as noted below, for which market quotations are readily available are stated at market value. Market value is determined on the basis of the last reported sales price in the principal market where such securities are traded or, if no sales are reported, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers.

Long-term debt securities, including those to be purchased under firm commitment agreements, are normally valued on the basis of quotes obtained from brokers and dealers or pricing services, which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Under certain circumstances, long-term debt securities having a maturity of sixty days or less may be valued at amortized cost. Short-term debt securities are valued at their amortized cost which approximates fair value. Amortized cost involves valuing a portfolio security instrument at its cost, initially, and thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.

Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or under the direction of the Board of Governors.

(B) DERIVATIVE FINANCIAL INSTRUMENTS: The Account may engage in various portfolio strategies, as described below, to seek to manage its exposure to equity markets and to manage fluctuations in foreign currency rates. Forward foreign currency exchange contracts to buy, writing puts and buying calls tend to increase the Account's exposure to the underlying market or currency. Forward foreign currency exchange contracts to sell, buying puts and writing calls tend to decrease the Account's exposure to the underlying market or currency. In some instances, investments in derivative financial instruments may involve, to varying degrees, elements of market risk and risks in excess of the amount recognized in the Statement of Assets and Liabilities. Losses may arise under these contracts due to the existence of an illiquid secondary market for the contracts, or if the counterparty does not perform under the contract. An additional primary risk associated with the use of certain of these contracts may be caused by an imperfect correlation between movements in the price of the derivative financial instruments and the price of the underlying securities, indices or currency.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS: The Account may enter into forward foreign currency exchange contracts. The Account will enter in forward foreign currency exchange contracts to hedge against fluctuations in currency exchange

--------------------------------------------------------------------------------
   NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

                           THE MANAGED GLOBAL ACCOUNT
                                       OF
                               SEPARATE ACCOUNT D
rates. Forward foreign currency exchange contracts are valued at the applicable forward rate, and are marked to market daily. The change in market value is recorded by the Account as an unrealized gain or loss. When a contract is closed, the Account records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Although forward foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Account could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. Open contracts at December 31, 1995 and their related unrealized appreciation (depreciation) are set forth in the Schedule of Forward Foreign Currency Exchange Contracts which accompanies the Portfolio of Investments. Realized and unrealized gain/(loss) arriving from forward foreign currency exchange contracts are included in net realized and unrealized gain/(loss) on forward foreign currency exchange contracts.

OPTIONS: The Account may engage in option transactions. When the Account writes an option, an amount equal to the premium received by the Account is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market on a daily basis to reflect the current value of the option written.

When a security is sold through an exercise of an option, the related premium received (or paid) is deducted from (or added to) the basis of the security sold. When an option expires (or the Account enters into a closing transaction), the Account realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the premium paid or received). The Account did not write options during the year ended December 31, 1995. Realized gains arising from purchased options are included in the net realized gain/(loss) on security transactions.

(C) FOREIGN CURRENCY: Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar as of the close of business immediately preceding the time of valuation. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when accrued.

The Account does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain/(loss) from securities.

Reported net realized gains or losses on foreign currency transactions arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Account's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized gains and losses on other assets and liabilities denominated in foreign currencies arise from changes in the value of assets and liabilities other than investments in securities at the end of the reporting period, resulting from changes in the exchange rate.

(D) REPURCHASE AGREEMENTS: The Account may enter into repurchase agreements in accordance with guidelines approved by the Board of Governors of the Account. The Account bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Account is delayed or prevented from exercising its rights to dispose of the underlying securities received as collateral including the risk of a possible decline in the value of the underlying securities during the period while the Account seeks to exercise its rights. The Account takes possession of the collateral and reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Account enters into repurchase agreements to evaluate potential risks. The market value of the underlying securities received as collateral must be at least equal to the total amount of the repurchase obligation. In the event of counterparty default, the Account has the right to use the underlying securities to offset the loss.

(E) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income (including amortization of premium and discount on securities) and expenses are accrued daily. Realized gains and losses from investment transactions are recorded on the identified cost basis which is the same basis used for federal income tax purposes.

(F) FEDERAL INCOME TAXES: Operations of the Account form a part of, and are taxed with, the total operations of Golden American, which is taxed as a life insurance company under the Internal Revenue Code. Earnings and realized capital gains of the Account attributable to the contractowners are excluded in the determination of the federal income tax liability of Golden American.

--------------------------------------------------------------------------------
   NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

                           THE MANAGED GLOBAL ACCOUNT
                                       OF
                               SEPARATE ACCOUNT D

2. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

OPERATING EXPENSES: Directed Services, Inc. ('DSI'), a wholly owned subsidiary of BTV, serves as Manager to the Account pursuant to a Management Agreement. Under the Management Agreement, DSI has overall responsibility, subject to the supervision of the Board of Governors, for administrating all operations of the Account and for monitoring and evaluating the management of the assets of the Account by the Portfolio Manager. In consideration for these services, the Account pays DSI a management fee based upon the following annual percentage of the Account's average daily net assets: 0.40% of the first $500 million and 0.30% of the amount over $500 million. Warburg, Pincus Counsellors, Inc. ('Warburg') serves as the Portfolio Manager of the Account and in that capacity provides investment advisory services for the Account including asset allocation and security selection. In consideration for these services, Warburg is paid an advisory fee by the Account, payable monthly, based on the average daily net assets of the Account at an annual rate of 0.60% of the first $500 million and 0.50% on the excess thereof. For the year ended December 31, 1995, the Account incurred management and advisory fees of $293,930 and $440,770, respectively.

The Account bears the expenses of its investment management operations, including expenses associated with custody of securities, portfolio accounting, the Board of Governors, legal and auditing services, registration fees and other related operating expenses. Bankers Trust is the custodian of the assets in the Account. For the year ended December 31, 1995, the Account incurred $111,693 for custodian fees. In addition, the Account reimburses Golden American for certain organization expenses (See Note 4). At December 31, 1995, a total of $1,684 was payable to DSI and Golden American for management and reimbursement of organization expenses.

Certain officers and governors of the Account are also officers and/or directors of the Manager, Golden American, BTV and Bankers Trust.

MORTALITY AND EXPENSE RISK CHARGES: Golden American assumes mortality and expense risks related to the operations of the Account and, in accordance with the terms of the Contracts, deducts a daily charge from the assets of the Account at annual rates of 0.80%, 0.90%, 1.25%, 1.10%, 1.25% and 1.40% of the assets attributable to DVA 80, DVA 100, DVA Series 100, DVA Plus-Standard, DVA Plus-Annual Ratchet and DVA Plus-7% Solution, respectively, to cover these risks. Golden American did not deduct mortality and expense risk charges and asset based administrative charges from the DVA Plus Contract assets until November 1995, upon which it received exemptive relief from the Securities and Exchange Commission.

ASSET BASED ADMINISTRATIVE CHARGE: To compensate Golden American for the administrative expenses under the Contracts, a daily charge at an annual rate of 0.10% is deducted from assets attributable to the DVA 100 and DVA Series 100 Contracts. A daily charge of 0.15% is deducted from the assets attributable to DVA Plus Contracts.

OTHER CONTRACT CHARGES: An administrative fee of $40 per Contract year is deducted from the accumulation value of certain DVA 80 and DVA 100 Contracts. Under DVA Plus Contracts issued subsequent to September of 1995, an excess allocation charge of $25 per allocation may be imposed by Golden American after the twelfth allocation change in a contract year. Under DVA 80, DVA 100 and DVA Series 100 Contracts ('Previous Contracts'), a partial withdrawal charge of the lower of 2% of the withdrawal or $25 is deducted from the accumulation for each additional partial withdrawal in a Contract year. In addition, under the Previous Contracts, there is an excess allocation charge of $25 for each allocation change between divisions in excess of the five free changes allowed per contract year.

DEFERRED SALES LOAD: Under contracts offered prior to October of 1995, a sales load of up to 6.50% was applicable to each premium payment for sales related expenses as specified in the Contracts. For DVA Series 100 Contracts, the sales load is deducted in equal annual installments over the period the Contract is in force, not to exceed 10 years. For DVA 80 and DVA 100 Contracts, although the sales load is chargeable to each premium when it is received by Golden American, the amount of such charge is initially advanced by Golden American to Contractowners and included in the accumulation value and then deducted in equal installments on each Contract processing date over a period of six years. For the year ended December 31, 1995, contract sales loads of $1,124,480 initially advanced by Golden American to the Account were deducted from contractowners' accumulation value. Upon surrender of the Contract, the unamortized deferred sales load is deducted from the accumulation value by Golden American. In addition, when partial withdrawal limits are exceeded, a portion of the unamortized deferred sales load is deducted.

CONTINGENT DEFERRED SALES CHARGE: Under DVA Plus Contracts issued subsequent to September of 1995, a contingent deferred sales charge ('Surrender Charges') is imposed as a percentage of each premium payment if the Contract is surrendered or an excess partial withdrawal is taken during the seven year period from the date a premium payment is received. The Surrender Charges are imposed at a rate of 7% of the premium payment during the first two complete years after purchase declining to 6%, 5%, 4%, 3%, and 1% after the second, third, fourth, fifth and sixth complete years, respectively. For the year ended December 31, 1995, Golden American collected Surrender Charges in the amount of $15.

--------------------------------------------------------------------------------
   NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

                           THE MANAGED GLOBAL ACCOUNT
                                       OF
                               SEPARATE ACCOUNT D

The net assets retained in the Account by Golden American in the accompanying financial statements represent the unamortized deferred sales load, surrender charges and premium taxes advanced by Golden American reduced to conform with the Commissioner's Annuity Reserve Valuation Methodology ('CARVM') noted above.

Net Assets Retained in the Account by Golden American are as follows:

                                                                                             YEAR          YEAR
                                                                                            ENDED         ENDED
                                                                                           12/31/95      12/31/94
                                                                                         ------------  ------------
Balance at beginning of year...........................................................  $  4,533,964  $  4,668,658
Sales load advanced and additions to surrender charges.................................       379,811     1,338,526
Premium tax advanced...................................................................         2,628         6,823
Net transfer (to) from Separate Account B, Fixed Account and Golden American...........      (899,808)     (427,829)
Amortization of deferred sales load, surrender charges and premium tax.................    (1,141,201)   (1,052,214)
                                                                                         ------------  ------------
                                                                                         $  2,875,394  $  4,533,964
                                                                                         ------------  ------------
                                                                                         ------------  ------------

PREMIUM TAXES: Premium taxes are deducted, where applicable, from the accumulation value of each Contract. The amount and timing of the deduction depend on the annuitant's state of residence and currently ranges up to 3.5% of premiums. Premium taxes are generally incurred on the annuity commencement date and a charge for such premium taxes is then deducted from the accumulation value on such date. However, some jurisdictions impose a premium tax at the time the initial and additional premiums are paid, regardless of the annuity commencement date. In those states, Golden American advances the amount of the charge for premium taxes to Contractowners and then deducts it from the accumulation value in equal installments on each contract processing date over a six year period. Golden American is currently waiving the deduction of the applicable installments of the charge for premium taxes previously advanced by Golden American to Contractowners. Golden American reserves the right to deduct the total amount of the charge for premium taxes previously waived and unrecovered on the annuity commencement date or upon surrender of the Contract.

EXPENSE LIMITATION: The Account and DSI entered into an agreement to limit the ordinary operating expenses of the Account, excluding, among other things, mortality and expense risk charges, asset based administrative charges, interest expense, and other contractual charges, through December 31, 1995, so that such expenses do not exceed on an annual basis 1.25% of the first $500 million of the average daily net assets and 1.05% of the excess over $500 million. For the year ended December 31, 1995, $63,386 was reimbursed by DSI to the Account pursuant to this limitation. Such agreement existed under the same terms for the year ended December 31, 1994.

DSI, a registered broker/dealer, acts as the distributor and principal underwriter (as defined in the Securities Act of 1933 and the Investment Company Act of 1940, as amended) of the Contracts issued through the Account. For the years ended December 31, 1995 and December 31, 1994, fees paid by Golden American to DSI in connection with sales of the contracts aggregated approximately $446,000 and $1,343,000, respectively.

3. PURCHASES AND SALES OF SECURITIES

Purchases and sales of investment securities, excluding short-term securities, during the year ended December 31, 1995, were $30,992,571 and $4,817,671, respectively.

At December 31, 1995, aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $8,320,461 and $4,817,671, respectively.

For the year ended December 31, 1995, the portfolio turnover rate was 44%.

4. ORGANIZATION COSTS

The initial organizational expenses of the Account of approximately $150,000 were paid by Golden American. The Account reimburses Golden American monthly for such expenses ratably over a period of sixty months from the date of the Account's commencement of operations. At December 31, 1995, the unamortized balance of such expenses was $75,090. It is Golden American's intention not to seek reimbursement for any unpaid amounts should the account cease operations.

--------------------------------------------------------------------------------
   NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

                           THE MANAGED GLOBAL ACCOUNT
                                       OF
                               SEPARATE ACCOUNT D

5. INCREASE/(DECREASE) IN ACCUMULATION UNITS

                                                                                            FOR THE YEARS ENDED
                                                                                                DECEMBER 31,
                                                                                         --------------------------
                                                                                             1995          1994
                                                                                         ------------  ------------
DVA 100
  Units purchased......................................................................       409,418     2,267,150
  Units redeemed.......................................................................    (2,561,328)   (1,161,000)
                                                                                         ------------  ------------
       Net Increase/(Decrease).........................................................    (2,151,910)    1,106,150
Units at the beginning of the period...................................................     9,225,615     8,119,465
                                                                                         ------------  ------------
Units at the end of the period.........................................................     7,073,705     9,225,615
                                                                                         ------------  ------------
                                                                                         ------------  ------------
DVA 80
  Units purchased......................................................................        66,593       154,827
  Units redeemed.......................................................................      (164,429)     (147,275)
                                                                                         ------------  ------------
       Net Increase/(Decrease).........................................................       (97,836)        7,552
Units at the beginning of the period...................................................       205,564       198,012
                                                                                         ------------  ------------
Units at the end of the period.........................................................       107,728       205,564
                                                                                         ------------  ------------
                                                                                         ------------  ------------
DVA Series 100
  Units purchased......................................................................        27,026        55,550
  Units redeemed.......................................................................       (39,838)      (51,428)
                                                                                         ------------  ------------
       Net Increase/(Decrease).........................................................       (12,812)        4,124
Units at the beginning of the period...................................................        69,795        65,671
                                                                                         ------------  ------------
Units at the end of the period.........................................................        56,983        69,795
                                                                                         ------------  ------------
                                                                                         ------------  ------------

                                                                                            PERIOD
                                                                                            ENDED
                                                                                          12/31/95*
                                                                                         ------------
DVA Plus -- Standard
  Units purchased......................................................................        43,964
  Units redeemed.......................................................................       (17,239)
                                                                                         ------------
       Net Increase....................................................................        26,725
Units at the beginning of the period...................................................             0
                                                                                         ------------
Units at the end of the period.........................................................        26,725
                                                                                         ------------
                                                                                         ------------
DVA Plus -- Annual Ratchet
  Units purchased......................................................................        29,267
  Units redeemed.......................................................................        (1,811)
                                                                                         ------------
       Net Increase....................................................................        27,456
Units at the beginning of the period...................................................             0
                                                                                         ------------
Units at the end of the period.........................................................        27,456
                                                                                         ------------
                                                                                         ------------
DVA Plus -- 7% Solution
  Units purchased......................................................................       209,355
  Units redeemed.......................................................................          (345)
                                                                                         ------------
       Net Increase....................................................................       209,010
Units at the beginning of the period...................................................             0
                                                                                         ------------
Units at the end of the period.........................................................       209,010
                                                                                         ------------
                                                                                         ------------

------------------
* The DVA Plus -- Standard, Annual Ratchet and 7% Solution units were offered for sale commencing October 2, 1995.

--------------------------------------------------------------------------------
   NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

                           THE MANAGED GLOBAL ACCOUNT
                                       OF
                               SEPARATE ACCOUNT D

6. SUBSEQUENT EVENT

On August 13, 1996, under the terms of a stock purchase agreement, Equitable of Iowa Companies acquired all of the interest in BTV from Whitewood Properties Corp., a subsidiary of Bankers Trust Company. DSI and Golden American are wholly owned subsidiaries of BTV.

In addition at a special meeting held on August 8, 1996, the contractholders approved the reorganization of the Account from a separate account of Golden American register as a management investment company toa newly created division (the "Division") of Separate Account B, an existing separate account of Golden American which is registered as a unit investment trust. On the date of reorganization, which is anticipated to be September 3, 1996, the Account will transfer all of its assets to the Division. The Division will simultaneously exchange these assets to the Managed Global Series of the The GCG Trust in consideration for shares of the Series. The Managed Global Series is a newly created Series of The GCG Trust. Ths GCG Trust is and existing open-end management investment company registered under the Investment Company Act of 1940.

If this reorganization, described above, had taken place on December 31, 1995, the unit values and net assets of the Division would have been the same as reflected in the Account's financial statements contained herein.

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

Contractowners and Board of Governors
The Managed Global Account of Separate Account D

     We have audited the accompanying statement of assets and liabilities of The Managed Global Account of Separate Account D, including the portfolio of investments, as of December 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of periods indicated therein. These financial statements and financial highlights are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification by examination of securities held by the custodian as of December 31, 1995 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Managed Global Account of Separate Account D at December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the indicated periods in conformity with generally accepted accounting principles.


                                              /s/ ERNST & YOUNG LLP


New York, New York
February 9, 1996
except for Note 6, as to which the date is August 27, 1996

APPENDIX:  DESCRIPTION OF BOND RATINGS

Excerpts from Moody's Investors Service, Inc. ("Moody's) description of its bond ratings:

     Aaa: Judged to be the best quality; they carry the smallest degree of investment risk.

     Aa: Judged to be of high quality by all standards; together with the Aaa group, they comprise what are generally known as high grade bonds.

     A:   Possess many favorable investment attributes and are to be considered as "upper medium grade obligations."

     Baa: Considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured; interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.

     Ba: Judged to have speculative elements; their future cannot be considered as well assured.

     B:   Generally lack characteristics of the desirable investment.

     Caa: Are of poor standing; such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca:  Speculative in a high degree; often in default.

     C:   Lowest rate class of bonds; regarded as having extremely poor prospects.

Moody's also applies numerical indicators 1, 2 and 3 to rating categories. The modifier 1 indicates that the security is in the higher end of its rating category; 2 indicates a mid-range ranking; and 3 indicates a ranking toward the lower end of the category.

Excerpts from Standard & Poor's Rating Group ("Standard & Poor's") description of its bond ratings:

     AAA: Highest grade obligations; capacity to pay interest and repay principal is extremely strong.

     AA: Also qualify as high grade obligations; a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

     A:   Regarded as upper medium grade; they have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB: Regarded as having an adequate capacity to pay interest and repay principal; whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity than in higher rated categories -- this group is the lowest which qualifies for commercial bank investment.

     BB, B,
     CCC,
     CC: Predominantly speculative with respect to capacity to pay interest and repay principal in accordance with terms of the obligation: BB indicates the lowest degree of speculation and CC the highest.

Standard & Poor's applies indicators "+," no character, and "-" to its rating categories. The indicators show relative standing within the major rating categories.




                                   A-2